                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                 Investment Company Act file number 811-06654

                              BNY Hamilton Funds
              (Exact name of registrant as specified in charter)

                         3435 Stelzer Road, Suite 1000
                              Columbus, OH 43219
              (Address of principal executive offices) (Zip code)

                              BNY Hamilton Funds
                         3435 Stelzer Road, Suite 1000
                              Columbus, OH 43219
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-800-426-9363

                  Date of fiscal year end: December 31, 2006

                  Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Report(s) to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                   [LOGO] BNY

                                 ANNUAL REPORT


                               DECEMBER 31, 2006


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   100% U.S. TREASURY SECURITIES MONEY FUND

   U.S. GOVERNMENT MONEY FUND

   ENHANCED INCOME FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2006. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The year just ended turned out to be a very good one for the U.S. stock markets, but the path toward those results was far from straight. In the first four months of the year, U.S. equities enjoyed healthy gains, driven by positive economic indicators and a sense that inflation remained under control. After peaking in early May, however, stocks soon came under pressure, as spiking gas prices, higher interest rates, and fears of inflation caused investors to lose their taste for risk and turn away from volatile equities. As a more bearish, defensive sentiment began to prevail in the market, investors' preferences shifted from the smaller-cap stocks that had outperformed early in the year to more established, larger-capitalization holdings.

In the second half of the year, however, the markets took on a more positive tone once again. The Federal Reserve brought its two-year string of interest-rate hikes to a halt after its June meeting, a development that was greeted warmly in the equity markets. Fears of inflation diminished, as did concerns that the Federal Reserve might go too far with its rate hikes and bring about a substantial economic slowdown--or even a recession--with its actions. Very strong corporate earnings reports fueled positive sentiment, and investors were once again willing and eager to move into more volatile, small-cap stocks. A new wave of merger and acquisition activity further buoyed equity valuations.

Continuing multi-year trends, small-cap stocks outperformed large caps, and value stocks outperformed their growth counterparts for the year. For the twelve months ended December 31, 2006, the S&P 500(R) Index of large-capitalization U.S. stocks returned 15.79%. The Russell 2000(R) Index of small-cap stocks posted a total return of 18.35% for the same period.

Despite the strong finish to 2006, there is some trepidation about the months ahead, with mixed indicators for interest rates, inflation, and economic growth. The persistence of the flat yield curve--one in which yields for long-maturity securities are essentially the same as those for short-term issues--has captured particular notice, as such a yield profile is often viewed as a precursor to an economic slowdown. There is also concern about the impact of high gas prices and rising interest rates on consumer spending going forward. Nonetheless, other signs point to reasonable levels of economic growth, and consumer confidence has thus far remained generally resilient.

Global markets experienced the same types of mood swings during the year. Much as in the U.S., signs of positive economic growth first buoyed investor sentiment in a broad range of international equity markets. In the year's second quarter, though, fears of inflation and higher interest rates took their toll, costing many foreign markets much of the gains they enjoyed earlier in the year. The year's second half was generally stronger than the first, with strong earnings and a more stable interest-rate environment providing the foundation for rallies in the market averages.

Over the year, the U.S. dollar remained weak relative to most major global currencies, which benefited dollar-based investors in foreign markets. The weaker dollar can help companies that do business outside the U.S., as it reduces the price paid by customers in foreign markets. At the same time, it can effectively raise the price paid for imported goods in the U.S.--this may not always be good news for consumers, but it can help domestically produced goods compete more effectively against products made outside the U.S.

For the twelve months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 26.34%, outpacing major domestic equity indexes.

In the fixed-income markets, the Federal Reserve remained the center of attention--first for what it did, then for what it did not do. New Federal Reserve Chairman Ben Bernanke proved to have a very different communication style from his longtime predecessor Alan Greenspan, but his vigilance concerning inflation proved to be quite similar. In the first half of the year, the Federal Reserve raised short-term rates four times, bringing the federal funds target rate up a full percentage point to 5.25%.

Given the Federal Reserve's two-year-long campaign of rate hikes, these increases could not be described as surprising, though they were not entirely anticipated at the beginning of the year when many thought only one or two more hikes might be forthcoming. But as the year unfolded, indicators of higher than anticipated inflation emerged. After the June rate increase, though, the Federal Reserve was ready for a pause--and that pause lasted through the end of the year. The bond market responded to the Federal Reserve's shift with a strong rally in the second half of the year. With the end of rate increases at the short end of the yield curve, the rally caused the yield curve to flatten and then invert. This type of profile is often seen as a sign of impending recession, but not all indicators are pointing in that direction. Although the slowdown in the housing market is notable, strength in consumer spending, strong corporate earnings and benign levels of inflation are offsetting sources of optimism.

In the bond markets, Treasury securities outperformed the major "spread" sectors, including Corporate, Mortgage-Backed, Asset-Backed, and Agency securities over the first six months of the year, primarily because of their performance in the risk-wary environment that prevailed during the second quarter. In the second half of the year, however, Treasurys took a back seat as the strong bond rally saw all major spread sectors outperform similar-maturity Treasurys. The strong environment for corporate earnings and investors' willingness to once again take on higher levels of investment risk helped lower-quality Corporate issues to perform particularly strongly.

While the past year ended on a generally positive tone, many areas of uncertainty continue to face investors. Energy prices have backed down from their painfully high levels, though they still remain exposed to the risk of being closely tied to some of the world's most volatile regions. While major terrorist attacks have been avoided, the ongoing wars in Iraq and Afghanistan--and the potential for additional armed conflicts elsewhere in the world--continue to cast a shadow on the world stage. And while interest rates and inflation are at reasonable levels now, in both cases there is some question as to their future direction. A new era has dawned in Washington, with control of Congress changing hands. This shift has generally been seen as positive, though just what impact any new legislation may have on the financial markets remains to be seen.

While a degree of caution is always advisable when dealing with the financial markets, we are optimistic about the prospects for 2007. The U.S. economy, as well as most major economies around the globe, continues to exhibit fundamental, sustainable strength. While there may be signs of a possible slowing of growth in the months ahead, at this point there appears to be little concern about outright recession. Worker productivity remains high, providing an essential underpinning for future growth without sparking inflation.

The coming year is sure to include some unforeseen turns of events; such is the nature of the world in which we live. Whatever may happen in the months to come, you can be assured that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers......... Page  5

Fees and Expenses...........      20

Portfolio Summaries.........      24

Schedules of Investments....      26

Statements of Assets and
 Liabilities................      48

Statements of Operations....      54

Statements of Changes in Net
 Assets.....................      56

Financial Highlights........      62

Notes to Financial Statements... Page 74

Report of Independent Registered
 Public Accounting Firm.........      84

Information about Advisory
 Agreements.....................      85

Directors and Officers..........      89

BNY Hamilton Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: In the first half of the year, the economy remained resilient as the Federal
   Reserve continued raising rates to quell inflationary pressures. Higher prices for energy and other commodities contributed to a spike in inflation over the period. With the release of higher-than-expected Consumer Price Index statistics, the Federal Open Market Committee raised the federal funds target rate four times, taking it up to 5.25% from 4.25%.

   That proved to be the peak for short-term interest rates. At that point, a slowing housing market reduced growth expectations and provided the Federal Reserve with room to end its two-year streak of interest-rate increases. With the Federal Reserve holding the federal funds target rate steady over the second half of the year, interest rates elsewhere on the yield curve trended slightly lower. The curve flattened (and in some cases even became inverted) as investors debated the future of interest-rate policy.

   Fears of recession were amplified as expectations grew in certain quarters that the Federal Reserve would actually cut rates by the end of 2006. Late-year manufacturing data seemed to confirm investors' fears of a recession. Reflecting this sentiment, the two-year Treasury yield briefly touched 4.50% in early December. Fortunately, a relatively strong employment picture, combined with mixed economic statistics released for the rest of December, indicated that growth had merely slowed to a more sustainable pace, and that a recession was not imminent.

   The threat of higher inflation was also a concern for the market in the second half of the year. However, a mild hurricane season and relatively warm December helped to moderate energy prices by keeping supply lines open and demand down from peak levels. Lower prices in this area went a long way toward reducing expectations of inflation.

   As the year drew to a close, some market participants were calling for interest rate cuts by mid-2007 to keep the economy out of recession, while others called for rate increases to combat an anticipated burst of inflation in the first part of the year. An emerging group in the middle, however, called for stable rates, arguing that the Federal Reserve has gotten things just about right--the so-called "Goldilocks" scenario.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: Institutional Shares of the Fund posted a total return of 5.05%, Hamilton
   Shares returned 5.00%, Premier Shares returned 4.74%, and Classic Shares returned 4.48% for the twelve months ended December 31, 2006. Agency Shares returned 2.43% from the commencement of operations on July 12, 2006 through December 31, 2006.

   The seven-day current and the 30-day effective yields as of December 31, 2006 were 5.25% and 5.24%, respectively, for Institutional Shares, 5.20% and 5.19% for the Hamilton Shares, 4.95% and 4.94% for the Premier Shares, and 4.70% and 4.69% for the Classic Shares. Agency Shares had a seven-day current yield of 5.10% and a 30-day effective yield of 5.09% as of December 31, 2006.

   As of December 31, 2006, the Fund had total assets of more than $10.2 billion, a significant increase from $8 billion at the beginning of the year.

   The Fund's solid performance is largely attributable to our emphasis on relative value in the portfolio. We seek to achieve a competitive yield while maintaining a bias toward safety and liquidity. The quality of our investments is a matter of great importance to us. As a result, the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. Recently, we have also earned a AAA rating from Fitch Inc. These signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We anticipated that the Federal Reserve might pause in raising interest rates. Given this outlook, and our emphasis on relative value, we lengthened the Fund's average maturity to 33 days by overweighting the three- to five-month range of the yield curve. This allowed us to take advantage of higher money market rates available in that range. We also held a sizable percentage of the Fund's assets in the overnight market for liquidity and better yield performance.

   The Fund remained broadly diversified, with exposure to a variety of fixed- and variable-rate securities. These included Commercial Paper (67% of assets), Corporate debt (19%), Bank debt (11%), and U.S. Government and Agency securities (3%). The Fund's weighted average maturity was 33 days as of December 31, 2006.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: There remains considerable uncertainty with regard to if and when the Federal Reserve will once again cut the federal funds target rate. We believe this environment poses an opportunity for us. In response, we intend to maintain or increase our position in floating-rate securities, as these investments can provide relatively attractive returns for the Fund in the current investment landscape. We anticipate following this course until there is more clarity with respect to the future direction of interest rates.

BNY Hamilton Treasury Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: In the first half of the year, the economy remained resilient as the Federal
   Reserve continued raising rates to quell inflationary pressures. Higher prices for energy and other commodities contributed to a spike in inflation over the period. With the release of higher-than-expected Consumer Price Index statistics, the Federal Reserve raised the federal funds target rate four times, taking it up to 5.25% from 4.25%. Interest rates peaked in June, when a slowing housing market reduced growth expectations and provided the Federal Reserve with room to end its two-year streak of interest-rate increases.

   With the Federal Reserve holding the federal funds target rate steady over the second half of the year, interest rates elsewhere on the yield curve trended slightly lower. The curve flattened (and in some cases even became inverted) as investors debated the future of interest-rate policy. Fears of recession were amplified as expectations grew in certain quarters that the Federal Reserve would actually cut rates by the end of 2006. Late-year manufacturing data seemed to confirm investors' fears of a recession. Reflecting this sentiment, the two-year Treasury yield briefly touched 4.50% in early December. Fortunately, a relatively strong employment picture, combined with mixed economic statistics released for the rest of December, indicated that growth had merely slowed to a more sustainable pace, and that a recession was not imminent.

   The threat of higher inflation was also a concern for the market in the second half of the year. However, a mild hurricane season and relatively warm December helped to moderate energy prices by keeping supply lines open and demand down from peak levels. Lower prices in this area went a long way toward reducing expectations of inflation.

   As the year drew to a close, some market participants were calling for interest rate cuts by mid-2007 to keep the economy out of recession, while others called for rate increases to combat an anticipated burst of inflation in the first part of the year. An emerging group in the middle, however, called for stable rates, arguing that the Federal Reserve has gotten things just about right--the so-called "Goldilocks" scenario.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: Institutional Shares of the BNY Hamilton Treasury Money Fund posted a total return of 4.87%, Hamilton Shares returned 4.82%, Premier Shares returned 4.56%, and Classic Shares returned 4.30% for the twelve months ended December 31, 2006. Agency Shares returned 0.72% from the commencement of operations on November 9, 2006 through December 31, 2006.

   The seven-day current and 30-day effective yields as of December 31, 2006 were 4.95% and 5.11%, respectively, for the Institutional Shares, 4.90% and 5.06% for the Hamilton Shares, 4.65% and 4.81% for the Premier Shares, 4.40% and 4.56% for the Classic Shares and 4.80% and 4.96% for the Agency Shares.

   As of December 31, 2006, the Fund had total assets of about $2.95 billion, a moderate increase from its level at the start of the year.

   The Fund's strong performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we seek to identify and focus on the area of the short-term Treasury market that appears to provide the strongest risk/return properties. Another essential part of our investment process is selecting securities with maturities at strategic points across the money market maturity spectrum.

   We seek to achieve a competitive yield while maintaining a bias toward safety and liquidity. The quality of our investments is a matter of great importance to us. The Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. Recently, we also earned a AAA rating from Fitch Inc. These signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Over the period, our relative value approach led us to shorten the Fund's average maturity to three days by overweighting our exposure in the overnight market to take advantage of higher rates available there. At the end of the period, the Fund had 98% of assets in overnight collateralized Repurchase Agreements and just 2% in Treasury notes. This strategy benefited our performance, as the overnight Repurchase Agreement market outperformed the Treasury sector over the past year.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Currently, the U.S. Treasury yield curve is positively sloped--that is, longer maturities offer higher yields than shorter ones--for maturities up to six months long. From that point after, however, it is inverted, with longer-maturity securities offering lower yields than shorter ones. Although uncertainty about the Federal Reserve's next move persists, this yield profile presents us with an opportunity to extend maturities in the portfolio should Treasury bill returns become more attractive than overnight Repurchase Agreement yields. We will carefully monitor this situation and, if warranted, make appropriate adjustments to the portfolio.

BNY Hamilton New York Tax-Exempt Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A tax-exempt fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Frank Monasterio, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: In the first half of the year, the economy remained resilient as the Federal
   Reserve continued raising rates to quell inflationary pressures. Higher prices for energy and other commodities contributed to a spike in inflation over the period. With the release of higher-than-expected Consumer Price Index statistics, the Federal Open Market Committee raised the federal funds target rate four times, taking it up to 5.25% from 4.25%. The natural response for investors nervous about inflation and the direction of interest rates was to shift their focus to less-risky options. For investors who are both risk-averse and tax-conscious, the lower-risk municipal money market became an appealing alternative to longer-maturity municipals with similar yields.

   After the Federal Reserve raised rates in June, a slowing housing market reduced growth expectations and provided the central bank with room to end its two-year streak of interest-rate increases. With the Federal Reserve holding the federal funds target rate steady over the second half of the year, interest rates elsewhere on the yield curve trended slightly lower. The curve flattened (and in some cases even became inverted) as investors debated the future of interest-rate policy.

   Fears of recession were amplified as expectations grew in certain quarters that the Federal Reserve would actually cut rates by the end of 2006. Late-year manufacturing data seemed to confirm investors' fears of a recession. Reflecting this sentiment, the two-year Treasury yield briefly touched 4.50% in early December. Fortunately, a relatively strong employment picture, combined with mixed economic statistics released for the rest of December, indicated that growth had merely slowed to a more sustainable pace, and that a recession was not imminent.

   The threat of higher inflation was also a concern for the market in the second half of the year. However, a mild hurricane season and relatively warm December helped to moderate energy prices by keeping supply lines open and demand down from peak levels. Lower prices in this area went a long way toward reducing expectations of inflation.

   As the year drew to a close, some market participants were calling for interest rate cuts by mid-2007 to keep the economy out of recession, while others called for rate increases to combat an anticipated burst of inflation in the first part of the year. An emerging group in the middle, however, called for stable rates, arguing that the Federal Reserve has gotten things just about right--the so-called "Goldilocks" scenario.

   The Federal Reserve's activity over the past year drove short-term municipal yields to their highest levels in five years, providing superior returns to tax-exempt investors versus longer-term municipal alternatives.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: For the 12-month period ended December 31, 2006, Hamilton Shares of the Fund posted a total return of 3.24%, Premier Shares returned 2.98%, and Classic Shares returned 2.73%. In comparison, the Lipper New York Tax Exempt Money Market Index posted a 2.88% total return for same period. The Fund's seven-day current and 30-day effective yields as of December 31, 2006 were 3.68% and 3.47%, respectively, for the Hamilton Shares, 3.43% and 3.22% for the Premier shares, and 3.18% and 2.97% for the Classic shares.

   As of December 31, 2006, the Fund's assets totaled $302 million.

   We kept the Fund's average maturity shorter than our benchmark throughout the year, which contributed positively to performance. By buying securities along the areas of the yield curve that offered the best value, we were able to outperform our benchmark.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We took a defensive posture early in the year, keeping our average maturity short. We took this stance as it was evident that the Federal Reserve intended to continue on its course of raising shorter-term interest rates. As the end of the first half approached, though, we allowed the Fund's average maturity to gradually drift upward to a neutral level. This reflected our view that the end of the Federal Reserve's tightening activity was on the horizon.

   In the flat federal funds environment that persisted in the second half of the year, the market discounted future cuts in the target rate. We were reluctant to purchase longer-dated securities in these conditions, as they offered considerably lower yields than those available from shorter-term, variable-rate municipals. Keeping the Fund's average maturity in the relatively short 14- to 17-day range in the second half of the year allowed us to outpace investments with longer average maturities.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Reduced expectations of inflation, combined with mixed economic statistics, suggest that the Federal Reserve will remain on hold for at least the first part of 2007. While the central bank remains on the sidelines, we anticipate that technical, supply-demand factors in the marketplace could allow short-term municipal securities to produce attractive returns in the coming months.

BNY Hamilton 100% U.S. Treasury Securities Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Denise El Chaar, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: With the Federal Reserve holding the federal funds target rate steady over the second half of the year, interest rates elsewhere on the yield curve trended slightly lower. The curve flattened (and in some cases even became inverted) as investors debated the future of interest-rate policy. Fears of recession were amplified as expectations grew in certain quarters that the Federal Reserve would actually cut rates by the end of 2006. Late-year manufacturing data seemed to confirm investors' fears of a recession. Reflecting this sentiment, the two-year Treasury yield briefly touched 4.50% in early December. Fortunately, a relatively strong employment picture, combined with mixed economic statistics released for the rest of December, indicated that growth had merely slowed to a more sustainable pace, and that a recession was not imminent.

   The threat of higher inflation was also a concern for the market in the second half of the year. However, a mild hurricane season and relatively warm December helped to moderate energy prices by keeping supply lines open and demand down from peak levels. Lower prices in this area went a long way toward reducing expectations of inflation.

   As the year drew to a close, some market participants were calling for interest rate cuts by mid-2007 to keep the economy out of recession, while others called for rate increases to combat an anticipated burst of inflation in the first part of the year. An emerging group in the middle, however, called for stable rates, arguing that the Federal Reserve has gotten things just about right--the so-called "Goldilocks" scenario.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: Institutional Shares of the BNY Hamilton 100% U.S. Treasury Securities Money
   Fund posted a total return of 0.82% for the period from the Fund's inception on November 1, 2006 through December 31, 2006. The seven-day current and 30-day effective yields as of December 31, 2006 were 4.81% and 4.88%, respectively, for the Institutional Shares. As of December 31, 2006, the Fund had total assets of $50.5 million.

   The Fund's performance is largely attributable to our emphasis on duration management.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: When the Fund was launched, the U.S. Treasury yield curve was inverted on the short end. In this environment, our focus on duration management in running this portfolio led us to initially ladder the maturities of the securities in the portfolio and invest in short-term U.S. Treasury Bills. The laddering was necessary because no overnight liquidity vehicle is available for this portfolio. This approach also allowed us to optimize returns by investing in the higher-yielding, shorter-maturity part of the curve.

   In December, however, the inversion corrected itself as short-dated U.S. Treasury yields fell in response to a typical year-end rally. To avoid investing at artificially depressed yields, we slightly increased the Fund's duration to avoid this part of the yield curve. We anticipate that the rally, which was driven by technical rather than fundamental factors, will reverse itself in early January.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Currently, the U.S. Treasury yield curve is positively sloped--that is, longer maturities offer higher yields than shorter ones--for maturities up to six months long. From that point after, however, it is inverted, with longer-maturity securities offering lower yields than shorter ones. Such a profile has historically been seen as an indication of impending recession--but at this point the economy continues to exhibit signs of growth. Bond prices at this time suggest that the market expects the Federal Reserve to keep short-term rates at their current levels for the first half of the year, and perhaps reduce them in the second half. In this set of circumstances, we plan to position the Fund with a neutral target for duration until there is more clarity with respect to the future direction of interest rates. As technical factors provide future buying opportunities, we may seek to selectively extend the Fund's duration.

BNY Hamilton U.S. Government Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Denise EI Chaar, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: With the Federal Reserve holding the federal funds target rate steady over the second half of the year, interest rates elsewhere on the yield curve trended slightly lower. The curve flattened (and in some cases even became inverted) as investors debated the future of interest-rate policy. Fears of recession were amplified as expectations grew in certain quarters that the Federal Reserve would actually cut rates by the end of 2006. Late-year manufacturing data seemed to confirm investors' fears of a recession. Reflecting this sentiment, the two-year Treasury yield briefly touched 4.50% in early December. Fortunately, a relatively strong employment picture, combined with mixed economic statistics released for the rest of December, indicated that growth had merely slowed to a more sustainable pace, and that a recession was not imminent.

   The threat of higher inflation was also a concern for the market in the second half of the year. However, a mild hurricane season and relatively warm December helped to moderate energy prices by keeping supply lines open and demand down from peak levels. Lower prices in this area went a long way toward reducing expectations of inflation.

   As the year drew to a close, some market participants were calling for interest rate cuts by mid-2007 to keep the economy out of recession, while others called for rate increases to combat an anticipated burst of inflation in the first part of the year. An emerging group in the middle, however, called for stable rates, arguing that the Federal Reserve has gotten things just about right--the so-called "Goldilocks" scenario.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: Institutional Shares of the Fund posted a total return of 0.86% for the period from the Fund's inception on November 1, 2006, through December 31, 2006. Premier Shares returned 0.44% for the period from November 29, 2006, through December 31, 2006.

   The seven-day current and the 30-day effective yields as of December 31, 2006 were 5.17% and 5.16%, respectively, for the Institutional Shares and 4.88% and 4.87% for the Premier Shares. As of December 31, 2006, the Fund had total assets of $60 million.

   The Fund's performance is largely attributable to our emphasis on relative value in the portfolio. This approach led us to shorten the Fund's average maturity to 34 days during the period, which had a positive impact on performance.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Given the yield curve's unusual bell shape and the inversion on its longer end, we sought to optimize yields by asset allocation and duration management. With respect to asset allocation, we allocated a larger portion of Fund assets to higher-yielding U.S. Agency Repurchase Agreements. In addition, we invested in medium-duration U.S. Agency Notes. At the end of the period, the Fund had 78% of its assets invested in overnight collateralized Repurchase Agreements, and 22% in Government Agency notes.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Currently, the U.S. Treasury yield curve is positively sloped--that is, longer maturities offer higher yields than shorter ones--for maturities up to six months long. From that point after, however, it is inverted, with longer-maturity securities offering lower yields than shorter ones. Although uncertainty about the Federal Reserve's next move persists, this yield profile presents us with an opportunity to extend maturities in the portfolio should U.S. Treasury or Agency returns become more attractive than overnight Repurchase Agreement yields. We will carefully monitor this situation and, if warranted, make appropriate adjustments to the portfolio.

BNY Hamilton Enhanced Income Fund

 Investment Considerations--BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and generally higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and, when redeemed, may be worth more or less than the original investment.

An Interview with Thomas Bosh, CFA, Vice President and Portfolio Manager

Q. What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Rising growth and inflation expectations, along with the appointment of a new Federal Reserve Chairman, pushed interest rates higher throughout the first half of the year. Volatility increased as investors struggled to come to term with the now "data dependent" Federal Reserve. Early missteps in communication between new Chairman Ben Bernanke and the press exacerbated investor uncertainty. Interest rates peaked in June, when a slowing housing market reduced growth expectations and provided the Federal Reserve with room to end its two-year streak of interest-rate increases.

   With the Federal Reserve holding the federal funds target rate steady over the second half of the year, interest rates elsewhere on the yield curve trended slightly lower. The curve flattened (and in some cases even became inverted) as investors debated the future of interest-rate policy. Weakness in housing raised concerns about overall economic growth and expectations grew in certain quarters that the Federal Reserve would actually cut rates by the end of 2006. Late-year manufacturing data seemed to confirm investors' fears of a recession. Reflecting this sentiment, the two-year Treasury yield briefly touched 4.50% in early December. Fortunately, a relatively strong employment picture, combined with mixed economic statistics released for the rest of December, indicated that growth had merely slowed to a more sustainable pace, and that a recession was not imminent.

   The threat of higher inflation was also a concern for the market in the second half of the year. However, a mild hurricane season and relatively warm December helped to moderate energy prices by keeping supply lines open and demand down from peak levels. Lower prices in this area went a long way toward reducing expectations of inflation.

   As the year drew to a close, some market participants were calling for interest rate cuts by mid-2007 to keep the economy out of recession, while others called for rate increases to combat an anticipated burst of inflation in the first part of the year. An emerging group in the middle, however, called for stable rates, arguing that the Federal Reserve has gotten things just about right--the so-called "Goldilocks" scenario.

   Strategies that emphasized shorter-duration profiles provided superior returns on both a relative and absolute basis, with money market funds having the best fixed-income returns within the investment-grade spectrum. Given these circumstances, the Fund emphasized a cautious approach and we shortened the portfolio's duration. Because duration is a measure of the price sensitivity of the portfolio to a given change in interest rates, a shorter duration translates to a less-sensitive portfolio. Decreasing duration also allowed us to reinvest the Fund's cash flow more frequently, which allowed the Fund's yield to rise more quickly when short-term rates were increasing.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the twelve-month period ended December 31, 2006, the Fund posted a total return of 4.77% for Institutional Shares. For the same period, three month LIBOR posted a 5.12% total return.

   As of December 31, 2006, the Fund had a 30-day effective yield of 4.81% and a daily yield of 4.82% for Institutional Shares. As of December 31, 2006, the Fund had total assets of $69 million.

   The Fund's underperformance relative to the LIBOR benchmark reflects the fact that this Fund invests in securities with maturities longer than those on money market securities. Over the past year--when money market rates rose steadily in the first half of the year and generally held steady in the second--securities with the very shortest maturities performed best.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

   The 3 month Libor (London Interbacnk Offered Rate) index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month Libor. That issue is sold the following day (priced at a yield equal to the current day closing 3-month Libor rate) and is rolled into a new 3-month investment. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: We emphasized two investment themes in the portfolio. First, the Fund maintained a shorter-duration profile than the benchmark. Second, we continued to increase our allocation to floating-rate securities, whose coupons adjust in line with the market. (These securities also helped us to maintain our shorter duration.)

   This cautious investment strategy allowed us to earn slightly higher coupon rates than were available from alternative short-term investments while keeping our duration short of the benchmark. In addition, as interest rates increased--particularly during the first half of the year--coupons on the floating-rate securities periodically reset in line with market interest rates. This had a positive impact on our absolute and relative returns for the period.

   Moving some assets out of low-coupon, longer-term securities and into more traditional money-market securities reduced the Fund's duration and allowed us to reinvest in securities paying higher yields, increasing the Fund's dividend income.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We work to achieve returns superior to those available from money market funds by investing in a variety of types of securities in various sectors, while targeting our duration between six months and one year.

   During the year's second half, we shortened the Fund's duration as a precaution against the uncertain interest-rate environment. As we have discussed, we accomplished this largely by adding floating-rate securities to the portfolio, favoring corporate and mortgage-backed securities. While interest rates did not rise in the year's second half, the Fund did benefit from the higher coupons these securities paid.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Currently, the yield curve has an inverted shape. Such a profile has historically been seen as an indication of impending recession--but at this point the economy continues to exhibit signs of growth. Bond prices at this time suggest that the market expects the Federal Reserve to keep short-term rates at their current levels for the first half of the year. We concur with this sentiment.

   In this environment, we intend to add further to our floating-rate position, as we believe this strategy will be beneficial while short-term interest rates remain relatively flat.

                       Institutional Shares     Class A Shares     Class C Shares
                       ---------------------- ------------------ ------------------
                                     Average             Average            Average
                       Cumulative    Annual   Cumulative Annual  Cumulative Annual
                         Total        Total     Total     Total    Total     Total
        Period           Return      Return     Return   Return    Return   Return
        ------         ----------    -------  ---------- ------- ---------- -------
    1 Year............    4.77%       4.77%     2.94%     2.94%    3.73%     3.73%
    3 Years...........    8.60%       2.79%     6.16%     2.01%      N/A       N/A
    Since Inception...   12.41%       2.53%     9.40%     1.94%    5.63%     2.18%
       5/1/02--Institutional Shares
       5/2/02--Class A Shares
       6/18/04--Class C Shares

Note: Returns for BNY Hamilton Funds are after fees.

                    [CHART]

                   Enhanced            3-Month
                  Income Fund           LIBOR
              (Institutional Shares)
                  -----------         --------
  5/1/2002          $10,000           $10,000
 6/30/2002           10,045            10,016
 9/30/2002           10,105            10,064
12/31/2002           10,163            10,114
 3/31/2003           10,268            10,150
 6/30/2003           10,318            10,186
 9/30/2003           10,311            10,214
12/31/2003           10,351            10,245
 3/31/2004           10,391            10,275
 6/30/2004           10,384            10,296
 9/30/2004           10,430            10,331
12/31/2004           10,430            10,378
 3/31/2005           10,489            10,437
 6/30/2005           10,557            10,513
 9/30/2005           10,637            10,599
12/31/2005           10,730            10,704
 3/31/2006           10,842            10,819
 6/30/2006           10,968            10,947
 9/30/2006           11,104            11,102
12/31/2006           11,241            11,254

This chart represents historical performance of a hypothetical investment of $10,000 in the Enhanced Income Fund (Institutional Shares) from 5/1/02 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 1.50% for Class A shares. Cumulative Total Return and Average Annual Total Return reflect the deduction of a 1% contingent deferred sales charge for Class C Shares, which may apply if shares are redeemed within 12 months after purchase. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 0.25% of its average daily net assets, of Class A Shares to 0.50% of its average daily net assets and of Class C Shares to 1.25% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.25% of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the average annual total return would have been lower. Inception date for this Fund is May 1, 2002.

The Merrill Lynch(R) U.S. Dollar LIBOR 3-month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits. Investors cannot invest directly in any index.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2006.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         07/01/06  12/31/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
MONEY FUND--HAMILTON SHARES
Actual                                   $1,000.00 $1,027.00      0.19%             $0.98
Hypothetical (5% return before expenses) $1,000.00 $1,024.24      0.19%             $0.98
-----------------------------------------------------------------------------------------------
MONEY FUND--PREMIER SHARES
Actual                                   $1,000.00 $1,025.60      0.44%             $2.25
Hypothetical (5% return before expenses) $1,000.00 $1,022.98      0.44%             $2.25
-----------------------------------------------------------------------------------------------
MONEY FUND--CLASSIC SHARES
Actual                                   $1,000.00 $1,024.30      0.69%             $3.53
Hypothetical (5% return before expenses) $1,000.00 $1,021.72      0.69%             $3.52
-----------------------------------------------------------------------------------------------
MONEY FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,027.20      0.14%             $0.71
Hypothetical (5% return before expenses) $1,000.00 $1,024.50      0.14%             $0.71
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO      EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE   7/12/06(A) THROUGH
                                                07/01/06  12/31/06  SIX-MONTH PERIOD     12/31/2006
MONEY FUND--AGENCY SHARES
Actual                                          $1,000.00 $1,024.30      0.29%              $1.37**
Hypothetical (5% return before expenses)        $1,000.00 $1,023.76      0.29%              $1.46*
--------------------------------------------------------------------------------------------------------
                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO      EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE       DURING THE
                                                07/01/06  12/31/06  SIX-MONTH PERIOD  SIX-MONTH PERIOD*
TREASURY MONEY FUND--HAMILTON SHARES
Actual                                          $1,000.00 $1,026.30      0.20%              $1.02
Hypothetical (5% return before expenses)        $1,000.00 $1,024.20      0.20%              $1.02
--------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--PREMIER SHARES
Actual                                          $1,000.00 $1,024.90      0.45%              $2.30
Hypothetical (5% return before expenses)        $1,000.00 $1,022.94      0.45%              $2.30
--------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--CLASSIC SHARES
Actual                                          $1,000.00 $1,023.60      0.70%              $3.57
Hypothetical (5% return before expenses)        $1,000.00 $1,021.68      0.70%              $3.57
--------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,026.50      0.15%              $0.77
Hypothetical (5% return before expenses)        $1,000.00 $1,024.45      0.15%              $0.77
--------------------------------------------------------------------------------------------------------
                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO      EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE   11/09/06(A) THROUGH
                                                07/01/06  12/31/06  SIX-MONTH PERIOD     12/31/2006
TREASURY MONEY FUND--AGENCY SHARES
Actual                                          $1,000.00 $1,007.20      0.30%              $0.44**
Hypothetical (5% return before expenses)        $1,000.00 $1,023.70      0.30%              $1.53*
--------------------------------------------------------------------------------------------------------
                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO      EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE       DURING THE
                                                07/01/06  12/31/06  SIX-MONTH PERIOD  SIX-MONTH PERIOD*
NEW YORK TAX-EXEMPT MONEY FUND--HAMILTON SHARES
Actual                                          $1,000.00 $1,017.10      0.25%              $1.26
Hypothetical (5% return before expenses)        $1,000.00 $1,023.95      0.25%              $1.27
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          BEGINNING  ENDING      ANNUALIZED
                                                           ACCOUNT  ACCOUNT    EXPENSE RATIO      EXPENSES PAID
                                                            VALUE    VALUE      BASED ON THE       DURING THE
                                                          07/01/06  12/31/06  SIX-MONTH PERIOD  SIX-MONTH PERIOD*
NEW YORK TAX-EXEMPT MONEY FUND--PREMIER SHARES
Actual                                                    $1,000.00 $1,015.80      0.50%              $2.52
Hypothetical (5% return before expenses)                  $1,000.00 $1,022.70      0.50%              $2.53
------------------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--CLASSIC SHARES
Actual                                                    $1,000.00 $1,014.60      0.74%              $3.78
Hypothetical (5% return before expenses)                  $1,000.00 $1,021.46      0.74%              $3.79
------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING  ENDING      ANNUALIZED
                                                           ACCOUNT  ACCOUNT    EXPENSE RATIO      EXPENSES PAID
                                                            VALUE    VALUE      BASED ON THE   11/01/06(A) THROUGH
                                                          07/01/06  12/31/06  SIX-MONTH PERIOD     12/31/2006
100 % U.S. TREASURY SECURITIES MONEY FUND--INSTITUTIONAL SHARES
Actual                                                    $1,000.00 $1,008.20      0.16%              $0.27**
Hypothetical (5% return before expenses)                  $1,000.00 $1,024.40      0.16%              $1.62*
------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING  ENDING      ANNUALIZED
                                                           ACCOUNT  ACCOUNT    EXPENSE RATIO      EXPENSES PAID
                                                            VALUE    VALUE      BASED ON THE   12/29/06(A) THROUGH
                                                          07/01/06  12/31/06  SIX-MONTH PERIOD     12/31/2006
100 % U.S. TREASURY SECURITIES MONEY FUND--PREMIER SHARES
Actual                                                    $1,000.00 $1,000.40      0.45%              $0.04**
Hypothetical (5% return before expenses)                  $1,000.00 $1,022.94      0.45%              $4.56*
------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING  ENDING      ANNUALIZED
                                                           ACCOUNT  ACCOUNT    EXPENSE RATIO      EXPENSES PAID
                                                            VALUE    VALUE      BASED ON THE   11/01/06(A) THROUGH
                                                          07/01/06  12/31/06  SIX-MONTH PERIOD     12/31/2006
U.S. GOVERNMENT MONEY FUND--INSTITUTIONAL SHARES
Actual                                                    $1,000.00 $1,008.60      0.16%              $0.27**
Hypothetical (5% return before expenses)                  $1,000.00 $1,024.40      0.16%              $1.62*
------------------------------------------------------------------------------------------------------------------

                                           BEGINNING  ENDING      ANNUALIZED
                                            ACCOUNT  ACCOUNT    EXPENSE RATIO      EXPENSES PAID
                                             VALUE    VALUE      BASED ON THE   11/29/06(A) THROUGH
                                           07/01/06  12/31/06  SIX-MONTH PERIOD     12/31/2006
U.S. GOVERNMENT MONEY FUND--PREMIER SHARES
Actual                                     $1,000.00 $1,004.40      0.45%              $0.41**
Hypothetical (5% return before expenses)   $1,000.00 $1,022.94      0.45%              $4.55*
---------------------------------------------------------------------------------------------------
                                           BEGINNING  ENDING      ANNUALIZED
                                            ACCOUNT  ACCOUNT    EXPENSE RATIO      EXPENSES PAID
                                             VALUE    VALUE      BASED ON THE       DURING THE
                                           07/01/06  12/31/06  SIX-MONTH PERIOD  SIX-MONTH PERIOD*
ENHANCED INCOME FUND--CLASS A SHARES
Actual                                     $1,000.00 $1,023.70      0.50%              $2.55
Hypothetical (5% return before expenses)   $1,000.00 $1,022.68      0.50%              $2.55
---------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND--CLASS C SHARES
Actual                                     $1,000.00 $1,019.80      1.25%              $6.38
Hypothetical (5% return before expenses)   $1,000.00 $1,018.89      1.25%              $6.38
---------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND--INSTITUTIONAL SHARES
Actual                                     $1,000.00 $1,025.00      0.25%              $1.28
Hypothetical (5% return before expenses)   $1,000.00 $1,023.95      0.25%              $1.28
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a)Initial trading commenced.
* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six month period ended December 31, 2006, and divided by the 365 days in the Fund's current fiscal year ( to reflect the six-month period).
**Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the number of actual days in the period ended December 31, 2006, and divided by the 365 days in the Fund's current fiscal year ( to reflect the actual period to December 31, 2006) (See table below).

                                                                # of actual days in Date of initial trading
Fund & Share Class                                                    period         or Commencement date
------------------                                              ------------------- -----------------------
Money Fund--Agency Shares......................................         173              July 12, 2006
Treasury Money Fund--Agency Shares.............................          53            November 9, 2006
100 % U.S. Treasury Securities Money Fund--Institutional Shares          61            November 1, 2006
100 % U.S. Treasury Securities Money Fund--Premier Shares......           3            December 29, 2006
U.S. Government Money Fund--Institutional Shares...............          61            November 1, 2006
U.S. Government Money Fund--Premier Shares.....................          33            November 29, 2006

         BNY Hamilton Funds

         Portfolio Summaries

         Asset Group Diversifications

         As of December 31, 2006

Money Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           Commercial Paper...............................    67.3%
           Corporate Bonds................................    17.8
           Certificates of Deposits.......................     7.5
           Master Note....................................     3.2
           United States Government Agencies & Obligations     2.7
           Time Deposits..................................     1.7
           Liabilities in excess of other assets..........    (0.2)
                                                             -----
           Total..........................................   100.0%
                                                             -----

Treasury Money Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Repurchase Agreements................    98.7%
                United States Government Obligations.     1.7
                Liabilities in excess of other assets    (0.4)
                                                        -----
                Total................................   100.0%
                                                        -----

New York Tax-Exempt Money Fund

                                                        % of
                                                     Net Assets
                                                     ----------
                 Variable Rate Municipal Obligations    96.0%
                 Money Market Funds.................     3.8
                 Other assets less liabilities......     0.2
                                                       -----
                 Total..............................   100.0%
                                                       -----

100% U.S. Treasury Securities Money Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                United States Government Obligations.   100.3%
                Liabilities in excess of other assets    (0.3)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Portfolio Summaries

         Asset Group Diversifications

         As of December 31, 2006 (Continued)


U.S. Government Money Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           Repurchase Agreements..........................    75.3%
           United States Government Agencies & Obligations    25.0
           Liabilities in excess of other assets..........    (0.3)
                                                             -----
           Total..........................................   100.0%
                                                             -----

Enhanced Income Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           Collateralized Mortgage Obligations............    42.4%
           Asset-Backed Securities........................    26.2
           Corporate Bonds................................    13.9
           Commercial Paper...............................    11.6
           Money Market Funds.............................     3.3
           Certificates of Deposits.......................     2.9
           United States Government Agencies & Obligations     2.9
           Liabilities in excess of other assets..........    (3.2)
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton Money Fund

         Schedule of Investments

         December 31, 2006


 Principal
  Amount                                  Value
------------                           ------------
             Commercial Paper--67.3%
             Asset-Backed Securities--57.9%
$200,000,000 Adirondack Corp. (France)
             5.29%, 1/11/07........... $199,706,110
 146,380,000 Adirondack Corp. (France)
             5.30%, 1/23/07...........  145,905,891
  35,000,000 Adirondack Corp. (France)
             5.32%, 1/25/07...........   34,875,867
  75,000,000 Anglesea Funding LLC
             5.30%, 1/08/07...........   74,922,708
 100,000,000 Anglesea Funding LLC
             5.32%, 1/10/07...........   99,999,497
  78,117,000 Anglesea Funding LLC
             5.28%, 2/21/07...........   77,532,685
 100,000,000 Anglesea Funding LLC
             5.28%, 4/04/07...........   99,992,161
 100,000,000 Anglesea Funding LLC
             5.22%, 4/13/07...........   98,521,000
  50,000,000 Barton Capital LLC
             5.26%, 1/18/07...........   49,875,806
  50,000,000 Beethoven Funding Corp.
             (Germany)
             5.26%, 1/11/07...........   49,926,944
 150,000,000 Beethoven Funding Corp.
             (Germany)
             5.28%, 2/08/07...........  149,164,792
 200,000,000 Blue Bell Funding Corp.
             5.35%, 1/23/07...........  199,346,721
  11,543,000 Buckingham LLC
             (Great Britain)
             5.30%, 1/22/07...........   11,507,313
 207,796,000 Buckingham LLC
             (Great Britain)
             5.29%, 1/26/07...........  207,032,637

 Principal
  Amount                                     Value
------------                              ------------
             Commercial Paper
             (Continued)
$ 68,900,000 Carrera Capital Finance Ltd.
             5.27%, 1/16/07.............. $ 68,748,851
  50,000,000 Carrera Capital Finance Ltd.
             5.27%, 2/05/07..............   49,743,819
 143,000,000 Citius I Funding LLC
             5.29%, 1/08/07..............  142,852,909
  50,000,000 Citius I Funding LLC
             5.27%, 2/07/07..............   49,729,181
 117,000,000 Coast Asset Corp.
             (Australia)
             5.38%, 1/19/07..............  116,685,563
  50,000,000 Concord Minutemen
             Capital Co., LLC
             5.26%, 1/18/07..............   49,875,806
  50,000,000 Cullinan Finance Corp.
             5.26%, 1/12/07..............   49,919,639
  97,472,000 Davis Square Corp.
             5.29%, 1/11/07..............   97,328,770
 130,000,000 East-Fleet Finance LLC
             5.40%, 1/05/07..............  129,922,000
 100,000,000 East-Fleet Finance LLC
             5.33%, 1/12/07..............   99,837,139
  50,000,000 East-Fleet Finance LLC
             5.33%, 1/16/07..............   49,888,958
 130,000,000 East-Fleet Finance LLC
             5.32%, 5/15/07..............  129,990,188
  61,568,000 Falcon Asset Securitization
             Corp.
             5.27%, 1/19/07..............   61,405,768
  46,453,000 Fountain Square
             Commercial Funding
             Corp.
             5.26%, 2/16/07..............   46,141,081

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2006

 Principal
  Amount                                  Value
------------                           ------------
             Commercial Paper
             (Continued)
$ 83,390,000 G Street Finance
             (Delaware) Corp. (France)
             5.29%, 1/08/07........... $ 83,304,305
  55,000,000 G Street Finance
             (Delaware) Corp. (France)
             5.30%, 1/23/07...........   54,821,861
 112,650,000 G Street Finance
             (Delaware) Corp. (France)
             5.36%, 1/26/07...........  112,230,692
  60,000,000 Galaxy Funding, Inc.
             5.25%, 3/07/07...........   59,431,792
  72,730,000 Grenadier Funding Corp.
             5.27%, 1/23/07...........   72,495,991
  49,212,000 Greyhawk Funding LLC
             5.27%, 1/22/07...........   49,060,858
  50,000,000 Greyhawk Funding LLC
             5.26%, 1/24/07...........   49,831,972
  50,000,000 Greyhawk Funding LLC
             5.22%, 2/06/07...........   49,739,000
  50,000,000 Long Lane Master Trust
             5.28%, 2/07/07...........   49,728,667
  35,354,000 Long Lane Master Trust
             5.26%, 3/07/07...........   35,018,235
  40,543,000 Mane Funding Corp.
             5.26%, 2/13/07...........   40,288,277
 100,000,000 Millstone Funding Corp.
             5.30%, 1/23/07...........   99,676,417
  50,000,000 Mont Blanc Capital Corp.
             5.27%, 1/04/07...........   49,978,042
 100,000,000 Nieuw Amsterdam
             Receivables Corp.
             5.26%, 1/23/07...........   99,678,556

 Principal
  Amount                             Value
------------                      ------------
             Commercial Paper
             (Continued)
$ 50,000,000 Ormond Quay Funding
             PLC (Germany)
             5.28%, 1/08/07...... $ 49,948,667
 100,000,000 Ormond Quay Funding
             PLC (Germany)
             5.31%, 1/08/07......   99,999,559
 100,000,000 Ormond Quay Funding
             PLC (Germany)
             5.26%, 1/29/07......   99,590,889
 100,000,000 Ormond Quay Funding
             PLC (Germany)
             5.32%, 6/14/07......   99,991,544
  40,000,000 Paradigm Funding LLC
             5.27%, 1/08/07......   39,959,011
 100,000,000 Paradigm Funding LLC
             5.26%, 1/19/07......   99,737,250
  50,000,000 Paradigm Funding LLC
             5.26%, 1/23/07......   49,839,278
 100,000,000 Paradigm Funding LLC
             5.26%, 1/29/07......   99,590,889
 160,000,000 Quatro-PmX Funding
             Corp.
             5.32%, 1/05/07......  159,905,511
  87,642,000 Quatro-PmX Funding
             Corp.
             5.31%, 1/09/07......   87,538,582
 120,626,000 Quatro-PmX Funding
             Corp.
             5.38%, 1/19/07......  120,301,516
  78,452,000 Quatro-PmX Funding
             Corp.
             5.36%, 1/25/07......   78,171,665

See notes to financial statements.

         Bny Hamilton Money Fund

         December 31, 2006

 Principal
  Amount                                    Value
------------                             ------------
             Commercial Paper
             (Continued)
$ 84,000,000 Ranger Funding Co. LLC
             5.26%, 1/11/07............. $ 83,877,267
  70,000,000 Saint Germain Holdings,
             Inc.
             5.24%, 1/18/07.............   69,826,789
  50,000,000 Solitaire Funding LLC
             5.26%, 1/12/07.............   49,919,715
 100,000,000 Surrey Funding Corp.
             5.24%, 1/05/07.............   99,941,778
  50,000,000 Surrey Funding Corp.
             5.26%, 1/08/07.............   49,948,910
  34,010,000 Sydney Capital Corp., Inc.
             (Australia)
             5.26%, 1/17/07.............   33,930,492
  40,000,000 Sydney Capital Corp., Inc.
             (Australia)
             5.27%, 2/12/07.............   39,754,067
  50,000,000 Tango Finance Corp.
             5.27%, 1/23/07.............   49,839,125
  49,000,000 Tasman Funding, Inc.
             5.30%, 1/05/07.............   48,971,144
  77,375,000 Tasman Funding, Inc.
             5.37%, 1/16/07.............   77,201,873
  48,087,000 TSL (USA), Inc. (Australia)
             5.28%, 1/03/07.............   48,072,894
 170,000,000 TSL (USA), Inc. (Australia)
             5.39%, 1/10/07.............  169,770,925
  58,481,000 TSL (USA), Inc. (Australia)
             5.27%, 2/20/07.............   58,052,952
  81,034,000 TSL (USA), Inc. (Australia)
             5.26%, 3/02/07.............   80,323,602
  81,522,000 TSL (USA), Inc. (Australia)
             5.22%, 4/12/07.............   80,328,110

 Principal
  Amount                                   Value
------------                           --------------
             Commercial Paper
             (Continued)
$ 50,000,000 Versailles CDS Ltd.
             (France)
             5.29%, 1/10/07........... $   49,933,875
 100,428,000 Victory Receivables Corp.
             5.36%, 1/18/07...........    100,173,806
 100,000,000 Windmill Funding Corp.
             5.26%, 1/03/07...........     99,970,778
                                       --------------
                                        5,920,076,932
                                       --------------
             Diversified Financial Services--9.4%
 100,000,000 Berkeley Square Finance
             LLC (Germany)
             5.31%, 1/10/07...........     99,867,250
 150,000,000 Berkeley Square Finance
             LLC (Germany)
             5.29%, 1/22/07...........    149,537,125
  50,000,000 Harrier Finance Funding
             LLC
             5.27%, 1/22/07...........     49,846,438
 100,000,000 Harrier Finance Funding
             LLC
             5.26%, 2/23/07...........     99,226,347
  75,000,000 Harrier Finance Funding
             LLC
             5.33%, 7/26/07...........     74,997,909
  60,269,000 La Fayette Asset
             Securitization LLC
             5.31%, 1/05/07...........     60,233,441
 231,295,000 La Fayette Asset
             Securitization LLC
             5.30%, 1/11/07...........    230,954,804
  93,768,000 La Fayette Asset
             Securitization LLC
             5.27%, 2/08/07...........     93,246,389

See notes to financial statements.

         Bny Hamilton Money Fund

         December 31, 2006

 Principal
  Amount                                 Value
------------                         --------------
             Commercial Paper
             (Continued)
$ 72,531,000 La Fayette Asset
             Securitization LLC
             5.26%, 3/07/07......... $   71,842,157
  40,000,000 La Fayette Asset
             Securitization LLC
             5.26%, 3/08/07.........     39,614,267
                                     --------------
                                        969,366,127
                                     --------------
             Total Commercial Paper.
             (Cost $6,889,443,059)..  6,889,443,059
                                     --------------
             Corporate Bonds--17.8%
             Banks--4.7%
  50,000,000 American Express Bank
             5.32%, 10/11/07 FRN....     49,996,025
 200,000,000 Bank of America
             5.36%, 6/19/07 FRN.....    200,000,000
  33,000,000 HBOS Treasury Services
             PLC (Great Britain)
             5.32%, 12/07/11 FRN....     33,000,000
 115,000,000 UBS AG Stamford CT
             5.40%, 12/14/07........    115,000,000
  85,000,000 Westpac Banking Corp.*
             5.33%, 12/06/11 FRN....     85,000,000
                                     --------------
                                        482,996,025
                                     --------------
             Diversified Financial Services--13.1%
  25,000,000 Atlas Capital Funding
             Corp.*
             5.34%, 10/25/07 FRN....     25,000,000
  75,000,000 Cullinan Finance Corp.*
             5.40%, 11/26/07........     75,000,000
  70,000,000 Genworth Global
             Funding Trusts
             5.33%, 10/15/12 FRN....     70,000,000

 Principal
  Amount                                   Value
------------                            ------------
             Corporate Bonds
             (Continued)
$ 40,000,000 Harrier Finance Funding
             LLC
             5.31%, 5/25/07 FRN........ $ 39,996,502
  50,000,000 Harrier Finance Funding
             LLC*
             5.32%, 11/15/07 FRN.......   49,993,566
 100,000,000 Kestrel Funding US LLC*
             5.32%, 9/12/07 FRN........   99,986,145
 100,000,000 Links Finance LLC*
             5.32%, 9/17/07 FRN........   99,996,471
 100,000,000 Merrill Lynch & Co.
             Series C
             5.32%, 7/27/07 FRN........  100,000,000
  50,000,000 Parkland USA LLC*
             5.33%, 11/02/07 FRN.......   49,995,822
  50,000,000 Parkland USA LLC*
             5.33%, 11/20/07 FRN.......   49,995,575
  50,000,000 Parkland USA LLC*
             5.33%, 12/11/07 FRN.......   49,995,288
  70,000,000 Premier Asset
             Collateralized Entity LLC*
             5.33%, 4/25/07 FRN........   69,999,370
  50,000,000 Premier Asset
             Collateralized Entity LLC*
             5.33%, 6/15/07 FRN........   50,000,000
  50,000,000 Premier Asset
             Collateralized Entity LLC*
             5.33%, 10/06/07 FRN.......   49,998,119
  80,000,000 Premier Asset
             Collateralized Entity LLC
             5.33%, 12/17/07 FRN.......   79,995,259
  50,000,000 Sigma Finance, Inc.
             4.98%, 2/09/07............   50,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2006

 Principal
  Amount                                Value
------------                        --------------
             Corporate Bonds
             (Continued)
$ 50,000,000 Sigma Finance, Inc.*
             4.98%, 2/09/07........ $   50,000,000
  75,000,000 Tango Finance Corp.*
             5.31%, 11/16/07 FRN...     74,983,568
 200,000,000 White Pine Finance LLC
             5.31%, 12/17/07 FRN...    199,956,990
                                    --------------
                                     1,334,892,675
                                    --------------
             Total Corporate Bonds
             (Cost $1,817,888,700). 1,817,888,700
                                    --------------
             Certificates Of
             Deposit--7.5%
             Banks--7.5%
 100,000,000 Barclays Bank PLC
             (Great Britain)
             5.31%, 1/11/07........    100,000,000
  50,000,000 Barclays Bank PLC
             (Great Britain)
             5.32%, 1/31/07........     50,000,000
  25,000,000 Branch Banking & Trust
             Co.
             5.32%, 8/10/07 FRN....     25,000,000
  70,000,000 DEPFA Bank PLC
             (Ireland)
             5.33%, 2/09/07........     70,000,000
 100,000,000 Deutsche Bank NY
             5.40%, 12/12/07.......    100,000,000
  50,000,000 Dexia Banque S.A.
             (Belgium)
             5.00%, 2/12/07........     50,000,000
  50,000,000 Marshall & Ilsley Bank
             5.32%, 1/25/07........     50,000,000
  70,000,000 Rabobank
             5.15% 3/20/07.........     69,945,308

 Principal
  Amount                              Value
------------                       ------------
             Certificates Of Deposit
             (Continued)
$ 50,000,000 Wachovia Bank
             5.32%, 3/30/07....... $ 49,998,675
 100,000,000 Wilmington Trust Co.
             5.29%, 1/10/07.......  100,000,000
 100,000,000 Wilmington Trust Co.
             5.32%, 2/05/07.......  100,000,000
                                   ------------
             Total Certificates of
             Deposit
             (Cost $764,943,983)..  764,943,983
                                   ------------
             United States
             Government Agencies &
             Obligations--2.7%
             Federal Home Loan Bank--1.3%
 130,000,000 5.41%, 12/28/07......  130,000,000
                                   ------------
             Federal Home Loan Mortgage
             Corp.--1.2%
 125,000,000 5.35%, 12/19/07......  125,000,000
                                   ------------
             Federal National Mortgage
             Association--0.2%
  25,000,000 5.41%, 12/28/07......   25,000,000
                                   ------------
             Total United States
             Government Agencies &
             Obligations
             (Cost $280,000,000)..  280,000,000
                                   ------------
             TIME DEPOSITS--1.7%
             Banks--1.7%
 173,363,000 Regions Bank
             5.15%, 3/20/07
             (Cost $173,363,000)..  173,363,000
                                   ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2006

 Principal
  Amount                                   Value
------------                          ---------------
             Master Notes--3.2%
$325,000,000 IXIS Commercial Paper
             Master Note, 5.36%,
             dated 12/29/06, due
             1/02/07, repurchase
             price $325,193,646
             (Collateral-ABS, 8.61%,
             7/28/25; CMO, 0.00%,
             1/25/33-5/25/36;
             MTN, 2.82%-5.85%,
             1/25/08-11/01/16;
             CBND, 5.80%-8.38%,
             5/01/07-10/15/36;
             aggregate market value
             plus accrued interest
             $331,697,519)
             (Cost $325,000,000)..... $   325,000,000
                                      ---------------
             Total Investments
             (Cost
             $10,250,638,742)(a)--
             100.2%..................  10,250,638,742
             Liabilities in excess of
             other assets--(0.2%)....     (22,615,389)
                                      ---------------
             Net Assets--100.0%...... $10,228,023,353
                                      ---------------

ABS   Asset-Backed Securities.
CBND  Corporate Bond.
CMO   Collaterialized Mortgage Obligations.
FRN Floating Rate Note. Coupon rate shown is in effect at December 31, 2006. Date represents ultimate maturity date.
MTN   Medium-Term Note.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
(a) The cost stated also approximates the aggregate cost for Federal income tax purpose.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         December 31 , 2006

 Principal
  Amount                                    Value
------------                             ------------
             United States Government
             Obligations--1.7%
             United States Treasury Note--1.7%
$ 50,000,000 3.38%, 2/28/07 (a)
             (Cost $49,898,304)......... $ 49,898,304
                                         ------------
             Repurchase Agreements--98.7%
             Repurchase Agreement with Barclays
             Capital, Inc.--12.1%
 357,500,000 4.85%, dated 12/29/06, due
             1/02/07 repurchase price
             $357,692,653 (Collateral-
             UST Notes, 3.00%-6.00%,
             12/31/06-1/15/11; UST
             Strips, 0.00%, 8/15/09-
             8/15/19; aggregate market
             value plus accrued interest
             $364,650,623)..............  357,500,000
                                         ------------
             Repurchase Agreement with Deutsche Bank
             AG--15.1%
 443,895,000 4.85%, dated 12/29/06, due
             1/02/07 repurchase price
             $444,134,210 (Collateral-
             UST Bond, 8.13%, 5/15/21;
             UST Strips, 0.00%, 5/15/09-
             8/15/27; aggregate market
             value plus accrued interest
             $452,772,900)..............  443,895,000
                                         ------------
             Repurchase Agreement with
             Goldman Sachs Group,
             Inc.--25.1%
 740,000,000 4.70%, dated 12/29/06, due
             1/02/07 repurchase price
             $740,386,444 (Collateral-
             UST Bills, 0.00%, 1/04/07-
             6/28/07; UST Bonds,
             7.50%-8.88%, 8/15/17-
             11/15/24; UST Notes,
             4.00%-5.63%, 5/15/08-
             6/15/09; aggregate market
             value plus accrued interest
             $754,804,260)..............  740,000,000
                                         ------------

 Principal
  Amount                                   Value
------------                           --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with
             Merrill Lynch--24.1%
$710,000,000 4.70%, dated 12/29/06,
             due 1/02/07 repurchase
             price $710,370,778
             (Collateral-UST Note,
             4.13%, 8/15/08; aggregate
             market value plus accrued
             interest $724,314,376)... $  710,000,000
                                       --------------
             Repurchase Agreement with
             Morgan Stanley--22.3%
 656,500,000 4.80%, dated 12/29/06,
             due 1/02/07 Repurchase
             price $656,850,133
             (Collateral-UST Bond,
             2.38%, 1/15/25; aggregate
             market value plus accrued
             interest $669,630,549)...    656,500,000
                                       --------------
             Total Repurchase
             Agreements
             (Cost $2,907,895,000)....  2,907,895,000
                                       --------------
             Investment of cash
             collateral for
             Securities Loaned--1.7%
             Repurchase
             Agreements--1.7%
   4,735,638 Lehman Brothers, Inc.
             4.85%(b), dated 12/29/06,
             due 1/02/07 repurchase
             price $4,738,190
             (Collateral-UST Bond,
             12.00%, 8/15/13; UST
             Note, 4.88%, 2/15/12;
             aggregate market value
             plus accrued interest
             $4,830,010)..............      4,735,638
                                       --------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         December 31 , 2006

 Principal
  Amount                                   Value
-----------                           --------------
$46,709,292 Morgan Stanley & Co.,
            Inc., 4.85%(b), dated
            12/29/06, due 1/02/07
            repurchase price
            $46,734,463 (Collateral-
            Treasury Inflation Notes,
            3.38%-3.63%, 1/15/07-
            1/15/08; Treasury
            Inflation Bonds, 2.00%-
            2.38%, 1/15/25-1/15/26;
            aggregate market value
            plus accrued interest
            $47,637,090)............. $   46,709,292
                                      --------------
            Total Investment of
            Cash Collateral for
            Securities Loaned
            (Cost $51,444,930)(c)....     51,444,930
                                      --------------

            Total Investments
            (Cost $3,009,238,234)
            (d)--102.1%..............  3,009,238,234
            Liabilities in excess of
            other assets--(2.1%).....    (62,642,829)
                                      --------------
            Net Assets--100.0%....... $2,946,595,405
                                      --------------

USTUnited States Treasury.
(a)Security, or a portion thereof, was on loan at December 31, 2006.
(b)Interest rate shown reflects the yield as of December 31, 2006.
(c)At December 31, 2006, the total market value of the Fund's securities on loan was $50,435,054 and the total value of the collateral held by the Fund was $51,444,930.
(d)The cost stated also approximates the aggregate cost for federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         December 31, 2006

                                                        Moody's
 Principal                                                /S&P   Interest Maturity
  Amount                                                Ratings*   Rate     Date      Value
-----------                                             -------- -------- -------- -----------
            Short-Term Municipal Bonds--96.0%
            Education--3.0%
$ 1,400,000 Albany, New York, Individual Development
            Agency Civic Facility Revenue University
            Albany Foundation Student, Series C,
            AMBAC Insured+(a).......................... Aaa/AAA    3.94%  11/01/32 $ 1,400,000
  1,000,000 New York State Dormitory Authority
            Revenue (Cornell University), Series B(a).. Aa1/AA+    3.98   7/01/25    1,000,000
  3,000,000 New York State Dormitory Authority
            Revenue, Non State Supported Debt
            (Columbia University)(a)................... Aaa/AAA    3.85   7/01/28    3,000,000
  1,100,000 New York State Dormitory Authority
            Revenue, Non State Supported Debt
            (Columbia University), Series C(a)......... Aaa/AAA    5.00   7/01/29    1,107,110
  2,500,000 New York State Dormitory Authority,
            Revenue, Non-State Supported Debt), (Ithaca
            College), AMBAC Insured+(a)................ Aaa/AAA    5.25   7/01/26    2,570,528
                                                                                   -----------
                                                                                     9,077,638
                                                                                   -----------
            General Obligations--19.0%
  2,000,000 Ithaca City, New York, Series A............ MIGI/NR    4.25   1/17/07    2,000,876
  5,000,000 New York, New York Adjustable,
            SubSeries H-2(a)........................... Aa2/AA     3.88   1/01/36    5,000,000
  2,650,000 New York, New York,
            Series B2-SubSeries B5, MBIA Insured+(a)... Aaa/AAA    3.90   8/15/09    2,650,000
  5,000,000 New York, New York,
            Series B-SubSeries B-4, MBIA Insured+(a)... Aaa/AAA    3.88   8/15/23    5,000,000
  3,725,000 New York, New York,
            Series H-SubSeries H-2, MBIA Insured+(a)... Aaa/AAA    3.96   8/01/14    3,725,000
  4,375,000 New York, New York, Series
            H-SubSeries H-4, AMBAC Insured,+(a)........ Aaa/AAA    3.93   8/01/15    4,375,000
  3,300,000 New York, New York, Series
            H-SubSeries H-6 MBIA Insured+(a)........... Aaa/AAA    3.83   8/01/12    3,300,000
    300,000 New York, New York, SubSeries A-10
            MBIA Insured+(a)........................... Aa2/AAA    3.97   8/01/17      300,000
 10,150,000 New York, New York, SubSeries A-4(a)....... Aaa/AAA    3.90   8/01/22   10,150,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2006

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$2,300,000 New York, New York, SubSeries A-4(a)..... Aaa/AAA    3.96%  8/01/21  $ 2,300,000
 1,700,000 New York, New York, SubSeries A-6(a)..... Aaa/AA+    3.88   8/01/19    1,700,000
 1,000,000 New York, New York, SubSeries A-9(a)..... Aa2/AAA    3.95   8/01/18    1,000,000
 8,000,000 New York, New York, SubSeries C-3(a)..... Aa2/AA     3.84   8/01/20    8,000,000
 5,000,000 New York, New York, SubSeries I-3(a)..... Aa1/AA     3.88   4/01/36    5,000,000
 1,000,000 Rockland County, New York, Tax
           Anticipation Notes....................... MIG1/NR    4.50   3/22/07    1,001,748
   500,000 Suffolk County, New York, Public
           Improvement, Series B.................... Aaa/AAA    5.00   10/01/07     505,506
 1,000,000 Syracuse, New York Revenue Anticipation
           Notes, Series C.......................... NR/SP-1    4.25   6/29/07    1,003,559
   400,000 Syracuse, New York Revenue Anticipation
           Notes, Series D.......................... NR/SP-1    4.25   7/10/07      401,509
                                                                                -----------
                                                                                 57,413,198
                                                                                -----------
           Healthcare--1.9%
 1,300,000 Nassau Health Care Corp, New York,
           Revenue SubSeries 2004-C3(a)............. Aaa/AAA    3.85   8/01/29    1,300,000
 1,450,000 Nassau Health Care Corp., New York,
           Revenue, SubSeries 2004-C1(a)............ Aaa/AAA    3.85   8/01/29    1,450,000
 3,000,000 New York State Dormitory Authority
           Revenue, (Mental Health), SubSeries D-2C,
           MBIA Insured+(a)......................... Aaa/AAA    3.90   2/15/31    3,000,000
                                                                                -----------
                                                                                  5,750,000
                                                                                -----------
           Housing--7.7%
 3,000,000 New York City Housing Development Corp.,
           Multi-Family Housing Revenue, (Marseilles
           Apartments)(a)...........................  NR/AA     3.84   12/01/34   3,000,000
   900,000 New York City Housing Development Corp.,
           Multi-Family Housing Revenue, (Tribeca
           Towers), Series A(a)..................... NR/AAA     3.93   11/15/19     900,000
 3,400,000 New York State Housing Finance Agency
           Revenue, (101 West End)(a)............... Aaa/NR     3.91   5/15/31    3,400,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2006

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$3,100,000 New York State Housing Finance Agency
           Revenue, (101 West End)(a).................. Aaa/NR     3.91%  5/15/31  $ 3,100,000
   900,000 New York State Housing Finance Agency
           Revenue, (750 6th Ave.), Series A(a)........ Aaa/NR     3.95   5/15/31      900,000
 1,500,000 New York State Housing Finance Agency
           Revenue, (East 39th St.), Series A(a)....... Aaa/NR     3.95   11/15/31   1,500,000
   900,000 New York State Housing Finance Agency
           Revenue, (Gethsemane Apartments),
           Series A(a)................................. Aaa/NR     3.94   5/15/33      900,000
 1,700,000 New York State Housing Finance Agency
           Revenue, (Normandie CT I Project)(a)........ Aaa/AA+    3.85   5/15/15    1,700,000
 5,875,000 New York State Housing Finance Agency
           Revenue, (River Terrace Housing),
           Series A(a)................................. Aaa/NR     3.90   5/15/34    5,875,000
 1,000,000 New York State Housing Finance Agency
           Revenue, (Tribeca), Series A(a)............. Aaa/NR     3.93   11/15/29   1,000,000
 1,000,000 New York State Housing Finance Agency
           Revenue, Series A(a)........................ Aaa/NR     3.93   5/01/29    1,000,000
                                                                                   -----------
                                                                                    23,275,000
                                                                                   -----------
           Industrial Development--7.6%
 6,800,000 Babylon, New York, Industrial Development
           Agency Resource Revenue, (Ogden Martin
           Project), FSA Insured+(a)................... Aaa/AAA    3.84   1/01/19    6,800,000
 1,000,000 Erie County, New York, Industrial
           Development Agency, City of Buffalo Project,
           FSA Insured+................................ Aaa/AAA    5.00    5/1/07    1,004,660
 1,050,000 Monroe County, New York, Industrial
           Development Agency Civic Facility Revenue,
           Margaret Woodbury Strong(a)................. Aa2/NR     3.95   4/01/35    1,050,000
 1,500,000 Monroe County, New York, Industrial
           Development Agency Revenue, Variable
           (Monroe Community College), Series A(a)..... Aa2/NR     3.89   1/15/32    1,500,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2006

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$4,000,000 Nassau County, New York, Industrial
           Development Agency Civic Facility Revenue,
           (Cold Spring Harbor Lab)(a)................  NR/A+     3.98%  1/01/34  $ 4,000,000
   700,000 New York, New York City Industrial
           Development Agency Civic Facility Revenue,
           (American Civil Project)(a)................ Aa2/AA-    3.98   6/01/35      700,000
   700,000 New York, New York City Industrial
           Development Agency Civic Facility Revenue,
           (Lycee Francais Project), Series B(a)...... Aa2/AA-    3.98   6/01/32      700,000
 5,700,000 Tompkins County, New York, Industrial
           Development Agency Revenue Civic Facility,
           (Cornell University), Series A(a).......... Aa1/AA+    3.85   7/01/30    5,700,000
 1,500,000 Tompkins County, New York, Industrial
           Development Agency Revenue, (Ithaca
           College), XLCA Insured+(a)................. Aaa/NR     3.88   7/01/34    1,500,000
                                                                                  -----------
                                                                                   22,954,660
                                                                                  -----------
           Other--1.5%
 1,900,000 New York City Trust for Cultural Resources,
           (Alvin Ailey Dance Foundation)(a).......... Aaa/AA+    3.84   7/01/33    1,900,000
 2,600,000 New York City Trust for Cultural Resources,
           (American Museum of Natural History),
           Series A, MBIA Insured+(a)................. Aaa/AAA    3.84   4/01/21    2,600,000
                                                                                  -----------
                                                                                    4,500,000
                                                                                  -----------
           Pre-Refunded/Escrowed Securities--0.1%
   200,000 Monroe County, New York, FGIC
           Insured+................................... Aaa/AAA    3.50   3/01/07      200,012
                                                                                  -----------
           Special Tax--22.9%
 1,135,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series A, FSA Insured+. Aaa/AAA    5.00   11/15/07   1,149,571
 2,040,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series D-1, AMBAC
           Insured+(a)................................ NR/AAA     3.95   11/01/34   2,040,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2006

                                                        Moody's
Principal                                                 /S&P    Interest Maturity
 Amount                                                 Ratings*    Rate     Date     Value
----------                                             ---------- -------- -------- ----------
           Short-Term Municipal Bonds (Continued)
$2,000,000 Metropolitan Transportation Authority,
           Series D-2(a)..............................  Aaa/AAA     3.85%  11/01/32 $2,000,000
 3,005,000 Metropolitan Transportation Authority,
           SubSeries A-2, CIFG Insured+(a)............  Aaa/AAA     3.91   11/01/34  3,005,000
 1,500,000 Metropolitan Transportation Authority,
           SubSeries E-1(a)...........................  Aa3/AA-     3.88   11/01/35  1,500,000
 4,500,000 Metropolitan Transportation Authority,
           SubSeries G-2(a)...........................   Aa2/AA     3.88   11/01/26  4,500,000
 4,445,000 Nassau County, New York, Interim Finance
           Authority, Sales Tax Secured, Series B, FSA
           Insured+(a)................................  Aaa/AAA     3.85   11/15/22  4,445,000
 3,000,000 Nassau County, New York, Tax Anticipation
           Notes, Series A............................ MIG1/SP-1+   4.00   9/30/07   3,010,874
 5,000,000 New York City Transitional Finance
           Authority Revenue, Adjustable-Future Tax,
           Sector D, Series A-1(a)....................  Aa2/AAA     3.95   11/15/28  5,000,000
 4,200,000 New York City Transitional Finance
           Authority Revenue, Series 1,
           SubSeries 1B(a)............................  Aa2/AAA     3.95   11/01/22  4,200,000
 3,000,000 New York City Transitional Finance
           Authority Revenue, Series C(a).............  Aa2/AAA     3.88   2/01/32   3,000,000
 2,000,000 New York City Transitional Finance
           Authority Revenue, SubSeries C-5(a)........  Aa2/AA+     3.89   8/01/31   2,000,000
 1,000,000 New York State Dormitory Authority Income
           Tax Revenue, Series D......................   NR/AAA     5.00   3/15/07   1,002,769
 7,000,000 New York State Local Government Assistance
           Corp., Series 3V, FGIC Insured+(a).........  Aaa/AAA     3.90   4/01/24   7,000,000
 4,600,000 New York State Local Government Assistance
           Corp., Series 4V, FSA Insured+(a)..........  Aaa/AAA     3.90   4/01/22   4,600,000
 3,900,000 New York State Local Government Assistance
           Corp., Series B(a).........................  Aa3/AA-     3.84   4/01/25   3,900,000
 3,600,000 New York State Local Government Assistance
           Corp., Series C(a).........................   Aaa/AA     3.84   4/01/25   3,600,000
 1,000,000 New York State Local Government Assistance
           Corp., Series G, MIBA Insured+.............  Aaa/AAA     5.50   4/01/07   1,005,135

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2006

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$3,685,000 New York State Local Government Assistance
           Corp., Series G(a)........................ Aa3/A+     3.83%  4/01/25  $ 3,685,000
 5,750,000 New York State Urban Development Corp.,
           State Facility and Equipment,
           SubSeries A-3-C, CIFG Insured+(a)......... Aaa/AAA    3.95   3/15/33    5,750,000
   800,000 New York, New York City Transitional
           Finance Authority, New York City Recovery,
           Series 3, SubSeries 3B(a)................. Aa2/AA+    3.95   11/01/22     800,000
 2,000,000 New York, New York City Transitional
           Finance Authority, New York City Recovery,
           Series 3, SubSeries 3E(a)................. Aa2/AAA    3.98   11/01/22   2,000,000
                                                                                 -----------
                                                                                  69,193,349
                                                                                 -----------
           State Appropriation--3.8%
 2,625,000 Jay Street Development Corp., New York
           Courts Facilities Lease Revenue,
           Series A-3(a)............................. Aaa/AAA    3.85   5/01/22    2,625,000
 9,000,000 Jay Street Development Corp., New York
           Courts Facility Lease Revenue,
           Series A-1(a)............................. Aaa/AAA    3.85   5/01/22    9,000,000
                                                                                 -----------
                                                                                  11,625,000
                                                                                 -----------
           Transportation--11.2%
 1,000,000 New York State Thruway Authority General
           Revenue(a)................................ Aa3/AA-    5.50   1/01/16    1,020,000
 1,400,000 New York State Thruway Authority Highway
           & Bridge Transportation Fund, Series A(a). Aaa/AAA    5.25   4/01/13    1,433,570
 1,450,000 New York State Thruway Authority Highway
           & Bridge Transportation Fund, Series B.... Aaa/AAA    4.00   4/01/07    1,451,673
   690,000 New York State Thruway Second Generation
           Highway & Bridge Fund Series
           M1J-Reg D(a).............................. Aaa/AAA    3.98   4/01/15      690,000
 3,000,000 Niagara Falls, New York, Bridge Commission
           Toll Revenue, Series A, FGIC Insured+(a).. Aaa/AAA    3.84   10/01/19   3,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2006

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$4,400,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 2(a).................................  A2/A+     3.88%  5/01/19  $ 4,400,000
 6,850,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 5(a).................................  A2/A+     3.90   8/01/24    6,850,000
 2,700,000 Port Authority NYand NJ Special Obligation
           Revenue Adjusted Versatile Structure
           Ob-6(a).....................................  A2/A+     3.93   12/01/17   2,700,000
 2,500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B, AMBAC
           Insured+(a)................................. Aaa/AAA    3.85   1/01/32    2,500,000
 2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series F(a)................ Aa2/AA-    3.90   11/01/32   2,000,000
 6,500,000 Triborough Bridge & Tunnel Authority, Series
           C, AMBAC Insured+(a)........................ Aaa/AAA    3.85   1/01/32    6,500,000
 1,400,000 Triborough Bridge & Tunnel Authority,
           Variable, Subseries B-2(a).................. Aa2/AA-    3.90   1/01/32    1,400,000
                                                                                   -----------
                                                                                    33,945,243
                                                                                   -----------
           Utilities--17.3%
 3,300,000 California State Department of Water
           Resources Power Supply Series B-2(a)........ Aaa/AA     3.86   5/01/22    3,300,000
 2,000,000 Erie County Water Authority, New York,
           Water System Revenue, Series A, AMBAC
           Insured+(a)................................. Aaa/AAA    3.84   12/01/16   2,000,000
 1,250,000 Erie County Water Authority, New York,
           Water System Revenue, Series B, AMBAC
           Insured+(a)................................. Aaa/AAA    3.84   12/01/16   1,250,000
   795,000 Great Neck North Water Authority, New
           York, Water System Revenue, Series A, FGIC
           Insured+(a)................................. Aaa/AAA    3.95   1/01/20      795,000
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series F, FSA
           Insured+(a)................................. Aaa/AAA    3.95   12/01/29   1,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2006

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date     Value
----------                                              -------- -------- -------- ----------
           Short-Term Municipal Bonds (Continued)
$1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series G, FSA
           Insured+(a)................................. Aaa/AA+    3.83%  12/01/29 $1,000,000
 5,425,000 Long Island Power Authority, New York
           Electric System Revenue, Sub-Series 1A(a)... Aaa/AAA    3.90   5/01/33   5,425,000
 2,740,000 Long Island Power Authority, New York
           Electric System Revenue, Sub-Series 1B(a)... Aa2/AA     3.98   5/01/33   2,740,000
 1,800,000 Long Island Power Authority, New York
           Electric System Revenue, Variable-Series E,
           FSA Insured+(a)............................. Aaa/AAA    3.87   12/01/29  1,800,000
 1,000,000 Long Island Power Authority, New York
           Electrical System Revenue, Sub-Series 3B(a). Aa2/AA-    3.88   5/01/33   1,000,000
 9,500,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series A, FGIC Insured+(a).................. Aaa/AAA    3.90   6/15/25   9,500,000
 2,000,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series C, FGIC Insured+(a).................. Aaa/AAA    3.88   6/15/23   2,000,000
 6,000,000 New York, New York City Municipal Water
           Finance Authority, Water & Sewer System
           Revenue, Sub-Series C-1(a).................. Aa2/AA+    3.96   6/15/18   6,000,000
 4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue, (Orange & Rockland Project), Series
           A, FGIC Insured+(a)......................... Aaa/AAA    3.83   10/01/14  4,500,000
 4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue, (Orange & Rockland Utilities),
           Series A, AMBAC Insured+(a)................. Aaa/AAA    3.83   8/01/15   4,500,000
 1,000,000 New York, New York City, Municipal Water
           Finance Authority, Water & Sewer System
           Revenue, Series A(a)........................ Aa2/AA+    5.13   6/15/15   1,016,994
 1,350,000 Suffolk County, New York, Water Authority
           Anticipation Notes(a).......................  NR/AA     3.85   12/01/09  1,350,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2006

                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date      Value
----------                                                 -------- -------- -------- ------------
           Short-Term Municipal Bonds (Continued)
$3,200,000 Suffolk County, New York, Water
           Authority(a)...................................  NR/AA-     3.85% 1/01/08  $  3,200,000
                                                                                      ------------
                                                                                        52,376,994
                                                                                      ------------
           Total Short-Term Municipal Bonds
           (Cost $290,311,094)............................                             290,311,094
                                                                                      ------------
Number of
 Shares
----------
           Money Market Funds--3.8%
 3,000,000 Federated Prime Obligations Fund (Institutional
           Shares)........................................           5.20(b)             3,000,000
 3,000,000 Federated Treasury Fund (Institutional
           Shares)........................................           4.79(b)             3,000,000
 4,000,000 Fidelity Prime Fund............................           5.21(b)             4,000,000
 1,629,168 Goldman Prime Obligations Fund (Institutional
           Shares)........................................           5.20(b)             1,629,168
                                                                                      ------------
           Total Money Market Funds
           (Cost $11,629,168).............................                              11,629,168
                                                                                      ------------
           Total Investments
           (Cost $301,940,262)(c)--99.8%..................                             301,940,262
           Other assets less liabilities--0.2%............                                 459,479
                                                                                      ------------
           Net Assets--100.0%.............................                            $302,399,741
                                                                                      ------------

AMBAC American Municipal Bond Assurance.
CIFG  CDC IXIS Financial Guaranty.
FGIC  Financial Guaranty Insurance Company.
FNMA  Federal National Mortgage Association.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not rated.
XLCA  XL Capital Assurance Inc.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
*     Unaudited.
(a) Seven day or less variable rate demand note, rate shown is interest rate in effect at December 31, 2006. Date represents ultimate maturity date.
(b)   Represents annualized 7 day yield at December 31, 2006.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

         Schedule of Investments

         December 31, 2006

 Principal
  Amount                                      Value
-----------                                -----------
            United States Government
            Obligations--100.3%
            United States Treasury Bills+--82.4%
$10,000,000 4.86%-4.92%, 1/18/07.......... $ 9,976,907
  6,000,000 4.70%, 2/01/07................   5,975,743
  9,168,000 4.79%, 2/08/07................   9,121,658
 11,265,000 4.84%-4.92%, 3/08/07..........  11,164,293
    294,000 4.88%, 3/29/07................     290,533
  5,150,000 4.85%, 4/12/07................   5,079,924
                                           -----------
                                            41,609,058
                                           -----------
            United States Treasury Notes--17.9%
  2,000,000 2.25%, 2/15/07................   1,993,642
  5,052,000 3.38%, 2/28/07................   5,039,033
  2,000,000 4.38%, 5/15/07................   1,995,419
                                           -----------
                                             9,028,094
                                           -----------
            Total United States
            Government Obligations
            (Cost $50,637,152)............  50,637,152
                                           -----------
            Total Investments
            (Cost $50,637,152)(a)--
            100.3%........................  50,637,152
            Liabilities in excess of other
            assets--(0.3%)................    (143,428)
                                           -----------
            Net Assets--100.0%............ $50,493,724
                                           -----------

+ Coupon rate shown is the discounted rate at time of purchase for United States Treasury Bills.
(a)The cost stated also approximates the aggregate cost for federal income tax purposes.

See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

         Schedule of Investments

         December 31, 2006


 Principal
  Amount                                   Value
-----------                             -----------
            United States
            Government Agencies &
            Obligations--25.0%
            Federal Home Loan Bank--4.2%
$ 2,500,000 5.41%, 12/28/07............ $ 2,500,000
                                        -----------
            Federal Home Loan Mortgage Corp.--4.2%
  2,500,000 5.35%, 12/19/07............   2,500,000
                                        -----------
            Federal National Mortgage
            Association--16.6%
 10,000,000 3.25%, 3/29/07.............   9,952,515
                                        -----------
            Total United States
            Government Agencies &
            Obligations
            (Cost $14,952,515).........  14,952,515
                                        -----------
            Repurchase
            Agreements--75.3%
            Repurchase Agreement with Barclay's
            Capital, Inc.--25.3%
 15,200,000 5.27%, dated 12/29/06, due
            1/02/07 repurchase price
            $15,208,900 (Collateral-
            FHLB, 0.00%, 6/18/08;
            aggregate market value plus
            accrued interest
            $15,507,482)...............  15,200,000
                                        -----------
            Repurchase Agreement with Deutsche
            Bank--25.0%
 15,000,000 5.25%, dated 12/29/06, due
            1/02/07 repurchase price
            $15,008,750 (Collateral-
            FFCB, 5.63%, 12/05/13;
            aggregate market value plus
            accrued interest
            $15,300,408)...............  15,000,000
                                        -----------

 Principal
  Amount                                      Value
-----------                                -----------
            Repurchase Agreements
            (Continued)
            Repurchase Agreement with
            Morgan Stanley--25.0%
$15,000,000 5.25%, dated 12/29/06, due
            1/02/07 repurchase price
            $15,008,750 (Collateral-
            FHLMC, 4.50%-6.00%,
            11/15/25-12/01/36;
            aggregate market value plus
            accrued interest
            $15,450,000).................. $15,000,000
                                           -----------
            Total Repurchase
            Agreements
            (Cost $45,200,000)............  45,200,000
                                           -----------
            Total Investments
            (Cost $60,152,515)(a)--
            100.3%........................  60,152,515
            Liabilities in excess of other
            assets--(0.3%)................    (158,023)
                                           -----------
            Net Assets--100.0%............ $59,994,492
                                           -----------

FFCB  Federal Farm Credit Bank.
FHLB  Federal Home Loan Bank.
FHLMC Federal Home Loan Mortgage Corp.
(a) The cost stated also approximates the aggregate cost for federal income tax purposes.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         December 31, 2006

Principal
 Amount                                  Value
----------                             ----------
           Collateralized Mortgage
           Obligations--42.4%
           Federal Home Loan Mortgage Corp.--13.6%
$1,510,342 Series 1601, Class PJ
           6.00%, 10/15/08............ $1,510,591
   449,393 Series 2643, Class LA
           4.50%, 1/15/11.............    447,929
 2,246,320 Series 2702, Class DB
           3.50%, 10/15/24............  2,205,357
 2,693,240 Series 3197, Class AM
           5.50%, 8/15/13.............  2,688,667
 2,505,697 Structured Pass Through
           Securities,
           Series 2677, Class LM
           4.00%, 4/15/13.............  2,476,194
                                       ----------
                                        9,328,738
                                       ----------
           Federal National Mortgage
           Association--7.3%
   676,819 Series 2002-77, Class QP
           5.00%, 9/25/26.............    673,243
   168,381 Series 2004-1, Class GK
           3.00%, 12/25/12............    167,597
 2,170,691 Series 2005-57, Class CK
           5.00%, 7/25/35.............  2,153,443
 2,000,000 Series 2006-129, Class FA
           5.55%, 1/25/37.............  2,000,000
                                       ----------
                                        4,994,283
                                       ----------
           Whole Loan Collateral CMO--21.5%
 2,000,000 Banc of America Mortgage
           Securities, Inc.,
           Series 2004-E, Class 2A3
           4.11%, 6/25/34 FRN.........  1,976,403

Principal
 Amount                                        Value
----------                                  -----------
           Collateralized Mortgage
           Obligations (Continued)
$1,646,611 CS First Boston Mortgage
           Securities Corp.,
           Series 2004-1, Class 1A1
           5.75%, 2/25/34.................. $ 1,639,943
   393,896 Granite Mortgages PLC,
           (Great Britain)
           Series 2003-1, Class 1A2
           5.56%, 1/20/20 FRN..............     394,354
 1,965,671 Indymac Index Mortgage Loan
           Trust,
           Series 2006-AR35, Class 2A2
           5.45%, 1/25/36..................   1,965,671
 2,342,153 Merrill Lynch Mortgage
           Investors, Inc.,
           Series 2005-A2, Class A2
           4.49%, 2/25/35..................   2,305,141
 2,655,345 Residential Asset Securitization
           Trust,
           Series 2005-A14, Class A5
           5.50%, 12/25/35.................   2,594,552
 1,336,396 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2005-23, Class 1A1
           5.45%, 1/25/36..................   1,332,059
 2,500,000 Washinton Mutual, Inc.,
           Series 2003-AR10, Class A5
           4.06%, 10/25/33.................   2,451,914
                                            -----------
                                             14,660,037
                                            -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $29,036,011)..............  28,983,058
                                            -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2006

Principal
 Amount                                       Value
----------                                  ----------
           Asset-Backed
           Securities--26.2%
           Auto Floor Plan Asset- Backed Securities--4.4%
$3,000,000 Ford Credit Floorplan Master
           Owner Trust,
           Series 2004-1, Class A
           5.39%, 7/15/09 FRN.............. $3,001,147
                                            ----------
           Automobile Asset- Backed Securities--14.0%
   364,457 AmeriCredit Automobile
           Receivables Trust,
           Series 2006-AF, Class A1
           5.50%, 8/06/07..................    364,718
 1,219,169 Chase Manhattan Auto
           Owner Trust,
           Series 2003-A, Class A4
           2.06%, 12/15/09.................  1,209,705
 1,249,242 Nissan Auto Receivables
           Owner Trust,
           Series 2003-B, Class A4
           2.05%, 3/16/09..................  1,236,521
 2,000,000 USAA Auto Owner Trust,
           Series 2006-2, Class A2
           5.31%, 3/16/09..................  2,001,280
 2,000,000 USAA Auto Owner Trust,
           Series 2006-3, ClassA2
           5.47%, 4/15/09..................  2,003,456
   750,067 Volkswagen Auto Lease
           Trust,
           Series 2006-A, Class A1
           5.52%, 8/20/07..................    750,857
 2,000,000 World Omni Auto Receivables
           Trust,
           Series 2006-B, Class A2
           5.30%, 7/15/09..................  2,001,470
                                            ----------
                                             9,568,007
                                            ----------

Principal
 Amount                                      Value
----------                                -----------
           Asset-Backed Securities
           (Continued)
           Other Asset-Backed Securities--4.9%
$  231,794 CIT Equipment Collateral,
           Series 2006-VT1, Class A1
           4.99%, 3/20/07................ $   231,924
 1,128,507 Credit-Based Asset Servicing
           and Securitization,
           Series 2006-CB1, Class AF1
           5.46%, 1/25/36................   1,123,771
 2,000,000 Securitized Asset-Backed
           Receivables LLC Trust,
           Series 2006-WM4, Class A2C
           5.51%, 11/25/36 FRN...........   2,000,000
                                          -----------
                                            3,355,695
                                          -----------
           Home Equity Asset-Backed Securities--2.9%
 2,000,000 Soundview Home Equity
           Loan Trust,
           Series 2006-3, Class A2
           5.44%, 11/25/36...............   2,001,279
                                          -----------
           Total Asset-Backed
           Securities
           (Cost $17,905,836)............  17,926,128
                                          -----------
           Corporate Bonds--13.9%
           Diversified Financial Services--7.3%
 2,500,000 Caterpillar Financial Services
           Corp.
           5.45%, 8/11/09 FRN............   2,501,278
 2,500,000 CIT Group, Inc.
           5.46%, 12/19/07 FRN...........   2,503,540
                                          -----------
                                            5,004,818
                                          -----------
           Banks--3.7%
 2,500,000 Bank of America NA
           5.36%, 12/18/08...............   2,500,092
                                          -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2006

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
           Media--2.9%
$2,000,000 Gannett Co., Inc.
           5.57%, 5/26/09 FRN........ $1,998,170
                                      ----------
           Total Corporate Bonds
           (Cost $9,501,425).........  9,503,080
                                      ----------
           Commercial Paper--11.6%
           Asset-Backed Securities--11.6%
 2,000,000 Beta Finace, Inc.
           5.20%, 3/29/07............  1,974,800
 2,000,000 CC (USA), Inc.
           5.21%, 3/09/07............  1,980,620
 2,000,000 Kestrel Funding US LLC
           5.25%, 2/27/07............  1,983,680
 2,000,000 Perry Global Funding Ltd.
           5.23%, 3/13/07............  1,979,460
                                      ----------
           Total Commercial Paper
           (Cost $7,918,219).........  7,918,560
                                      ----------
           Certificate Of
           Deposit--2.9%
           Banks--2.9%
 2,000,000 Branch Banking & Trust Co.
           5.32%, 8/10/07 FRN
           (Cost $2,000,000).........  2,000,356
                                      ----------
           United States
           Government Agencies &
           Obligations--2.9%
           United States Treasury Notes--2.9%
 2,000,000 4.63%, 11/30/08(a)
           (Cost $1,994,717).........  1,993,360
                                      ----------

Number of
 Shares                                     Value
---------                                -----------
          Money Market Fund--0.3%
  197,737 BNY Hamilton Money Fund
          (Institutional Shares),
          5.25%(b)
          (Cost $197,737)............... $   197,737
                                         -----------
          Investment Of Cash
          Collateral For Securities
          Loaned--3.0%
          Money Market Fund--3.0%
2,046,315 BNY Institutional Cash
          Reserve Fund, 5.32%(c)
          (Cost $2,046,315)(d)..........   2,046,315
                                         -----------

          Total Investments
          (Cost $70,600,260)(e)--
          103.2%........................  70,568,594
          Liabilities in excess of other
          assets--(3.2%)................  (2,176,897)
                                         -----------
          Net Assets--100.0%............ $68,391,697
                                         -----------

FRNFloating Rate Note. Coupon shown is in effect at December 31, 2006.
(a)Security, or a portion thereof, was on loan at December 31, 2006.
(b)Represents annualized 7 day yield at December 31, 2006.
(c)Interest rate shown reflects the yield as of December 31 , 2006.
(d)At December 31, 2006, the total market value of the Funds securities on loan was $2,000,653 and the total value of the collateral held by the Fund was $2,046,315.
(e)The cost of investments for Federal income tax purposes is $70,604,000. At December 31, 2006, net unrealized depreciation was $35,406 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $52,816 and aggregate gross unrealized depreciation of $88,222.

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         December 31, 2006

                                                                                                           New York
                                                                                            Treasury      Tax-Exempt
                                                                           Money Fund      Money Fund     Money Fund
--------------------------------------------------------------------------------------------------------------------
Assets:
--------------------------------------------------------------------------------------------------------------------
  Investments at cost.................................................. $10,250,638,742  $3,009,238,234  $301,940,262
--------------------------------------------------------------------------------------------------------------------
  Investments at market value, (including repurchase agreements of $0,
   $2,907,895,000 and $0, respectively, and including securities on
   loan) (Note 4)......................................................  10,250,638,742   3,009,238,234   301,940,262
  Cash.................................................................          84,291          11,728            --
  Interest receivable..................................................      24,324,227       1,727,791     1,450,481
  Other assets.........................................................         461,979         112,718        15,111
                                                                        ---------------  --------------  ------------
   Total Assets........................................................  10,275,509,239   3,011,090,471   303,405,854
                                                                        ---------------  --------------  ------------
Liabilities:
  Payables:
   Dividends...........................................................      44,012,791      11,864,477       832,119
   Collateral for securities on loan (Note 4)..........................              --      51,444,930            --
   Services provided by The Bank of New York...........................       2,468,745         886,563        85,837
  Accrued expenses and other liabilities...............................       1,004,350         299,096        88,157
                                                                        ---------------  --------------  ------------
   Total Liabilities...................................................      47,485,886      64,495,066     1,006,113
                                                                        ---------------  --------------  ------------
NET ASSETS:............................................................ $10,228,023,353  $2,946,595,405  $302,399,741
                                                                        ---------------  --------------  ------------
Sources Of Net Assets:
  Capital stock @ par.................................................. $    10,230,014  $    2,946,839  $    302,400
  Paid-in capital......................................................  10,219,785,449   2,943,993,810   302,100,434
  Undistributed net investment income..................................          89,316          36,102            --
  Accumulated net realized loss on investments.........................      (2,081,426)       (381,346)       (3,093)
                                                                        ---------------  --------------  ------------
Net Assets............................................................. $10,228,023,353  $2,946,595,405  $302,399,741
                                                                        ---------------  --------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2006

                                                                                     New York
                                                                      Treasury      Tax-Exempt
                                                     Money Fund      Money Fund     Money Fund
                                                   --------------- -------------- --------------
Hamilton Shares:
 Net assets....................................... $ 5,102,680,341 $  712,613,669 $   63,928,039
                                                   --------------- -------------- --------------
 Shares outstanding...............................   5,103,675,304    712,657,160     63,927,616
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $         1.00
                                                   --------------- -------------- --------------
Premier Shares:
 Net assets....................................... $ 3,080,741,931 $1,729,522,171 $  209,436,512
                                                   --------------- -------------- --------------
 Shares outstanding...............................   3,081,441,169  1,729,780,450    209,438,287
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $         1.00
                                                   --------------- -------------- --------------
Classic Shares:
 Net assets....................................... $ 1,453,588,947 $  471,111,372 $   29,035,190
                                                   --------------- -------------- --------------
 Shares outstanding...............................   1,453,855,330    471,051,934     29,034,550
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $         1.00
                                                   --------------- -------------- --------------
Institutional Shares:
 Net assets....................................... $   531,689,423 $   31,683,017 $           --
                                                   --------------- -------------- --------------
 Shares outstanding...............................     531,718,832     31,684,179             --
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $           --
                                                   --------------- -------------- --------------
Retail Shares:
 Net assets....................................... $            10 $           10 $           --
                                                   --------------- -------------- --------------
 Shares outstanding...............................              10             10             --
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $           --
                                                   --------------- -------------- --------------
Agency Shares:
 Net assets....................................... $    59,322,701 $    1,665,166 $           --
                                                   --------------- -------------- --------------
 Shares outstanding...............................      59,323,356      1,665,166             --
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $           --
                                                   --------------- -------------- --------------
--------------------------------------------------------------------------------- --------------

Hamilton Shares authorized @ $0.001 par value.....  10,000,000,000  2,000,000,000  2,000,000,000
Premier Shares authorized @ $0.001 par value......   7,000,000,000  3,000,000,000  2,000,000,000
Classic Shares authorized @ $0.001 par value......   3,000,000,000  2,000,000,000  2,000,000,000
Institutional Shares authorized @ $0.001 par value   3,000,000,000  3,000,000,000             --
Retail Shares authorized @ $0.001 par value.......   3,000,000,000  3,000,000,000             --
Agency Shares authorized @ $0.001 par value.......   3,000,000,000  3,000,000,000             --

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2006


                                                                                100% U.S. Treasury
                                                                                 Securities Money  U.S. Government
                                                                                       Fund          Money Fund
-----------------------------------------------------------------------------------------------------------------
Assets:
-----------------------------------------------------------------------------------------------------------------
  Investments at cost..........................................................    $50,637,152       $60,152,515
-----------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value, (including repurchase agreements
   of $0 and $45,200,000, respectively)........................................     50,637,152        60,152,515
  Cash.........................................................................            416               311
  Receivables:
   Due from Advisor............................................................         18,838            18,359
   Interest....................................................................         86,292           110,018
                                                                                   -----------       -----------
   Total Assets................................................................     50,742,698        60,281,203
                                                                                   -----------       -----------
Liabilities:
  Payables:
   Dividends...................................................................        208,437           244,402
   Services provided by The Bank of New York...................................          4,553             6,239
  Accrued expenses and other liabilities.......................................         35,984            36,070
                                                                                   -----------       -----------
   Total Liabilities...........................................................        248,974           286,711
                                                                                   -----------       -----------
Net Assets:....................................................................    $50,493,724       $59,994,492
                                                                                   -----------       -----------
Sources Of Net Assets:
  Capital stock @ par..........................................................    $    50,494       $    59,994
  Paid in capital..............................................................     50,443,230        59,934,498
                                                                                   -----------       -----------
Net Assets.....................................................................    $50,493,724       $59,994,492
                                                                                   -----------       -----------


See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2006

                                                   100% U.S. Treasury
                                                    Securities Money  U.S. Government
                                                          Fund          Money Fund
                                                   ------------------ ---------------
Hamilton Shares:
 Net assets.......................................   $           10   $           10
                                                     --------------   --------------
 Shares outstanding...............................               10               10
                                                     --------------   --------------
 Net asset value, offering price and repurchase
   price per share................................   $         1.00   $         1.00
                                                     --------------   --------------
Premier Shares:
 Net assets.......................................   $      290,772   $    9,784,900
                                                     --------------   --------------
 Shares outstanding...............................          290,772        9,784,900
                                                     --------------   --------------
 Net asset value, offering price and repurchase
   price per share................................   $         1.00   $         1.00
                                                     --------------   --------------
Classic Shares:
 Net assets.......................................   $           10   $           10
                                                     --------------   --------------
 Shares outstanding...............................               10               10
                                                     --------------   --------------
 Net asset value, offering price and repurchase
   price per share................................   $         1.00   $         1.00
                                                     --------------   --------------
Institutional Shares:
 Net assets.......................................   $   50,202,922   $   50,209,562
                                                     --------------   --------------
 Shares outstanding...............................       50,202,922       50,209,562
                                                     --------------   --------------
 Net asset value, offering price and repurchase
   price per share................................   $         1.00   $         1.00
                                                     --------------   --------------
Agency Shares:
 Net assets.......................................   $           10   $           10
                                                     --------------   --------------
 Shares outstanding...............................               10               10
                                                     --------------   --------------
 Net asset value, offering price and repurchase
   price per share................................   $         1.00   $         1.00
                                                     --------------   --------------
-------------------------------------------------------------------------------------

Hamilton Shares authorized @ $0.001 par value.....    2,000,000,000    2,000,000,000
Premier Shares authorized @ $0.001 par value......    2,000,000,000    2,000,000,000
Classic Shares authorized @ $0.001 par value......    2,000,000,000    2,000,000,000
Institutional Shares authorized @ $0.001 par value    2,000,000,000    2,000,000,000
Agency Shares authorized @ $0.001 par value.......    2,000,000,000    2,000,000,000

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2006

                                                             Enhanced
                                                              Income
                                                               Fund
                                                           -----------
        ASSETS:
        -------------------------------------------------------------
         Non-affiliated investments at cost............... $68,356,208
         Affiliated investments at cost...................   2,244,052
        -------------------------------------------------------------
         Non-affiliated investments at market value.......  68,324,542
         Affiliated investments at market value,
           (including securities on loan) (Note 4)........   2,244,052
         Cash.............................................       7,182
         Receivables:
           Interest.......................................     214,092
           Capital stock sold.............................      45,000
         Other assets.....................................      11,175
                                                           -----------
           Total Assets...................................  70,846,043
                                                           -----------
        LIABILITIES:
         Payables:
           Collateral for securities on loan (Note 4).....   2,046,315
           Capital stock repurchased......................     232,560
           Dividends......................................      86,817
           Services provided by The Bank of New York......      10,294
         Accrued expenses and other liabilities...........      78,360
                                                           -----------
           Total Liabilities..............................   2,454,346
                                                           -----------
        Net Assets:....................................... $68,391,697
                                                           -----------
        SOURCES OF NET ASSETS:
         Capital stock @ par.............................. $    34,490
         Paid-in capital..................................  72,780,039
         Undistributed net investment income..............      72,274
         Accumulated net realized loss on investments.....  (4,463,440)
         Net unrealized depreciation on investments.......     (31,666)
                                                           -----------
        Net Assets........................................ $68,391,697
                                                           -----------
        CLASS A SHARES:
         Net assets....................................... $ 2,859,740
                                                           -----------
         Shares outstanding...............................   1,443,140
                                                           -----------
         Net asset value, offering price and repurchase
           price per share................................ $      1.98
                                                           -----------
         Maximum sales charge--1.50% of public offering
           price..........................................        0.03
                                                           -----------
         Maximum offering price........................... $      2.01
                                                           -----------



                                                          Enhanced
                                                           Income
                                                            Fund
                                                        ------------
           CLASS C SHARES:
             Net assets................................ $     21,037
                                                        ------------
             Shares outstanding........................       10,616
                                                        ------------
             Net asset value, offering price and
              repurchase price per share............... $       1.98
                                                        ------------
           INSTITUTIONAL SHARES:
             Net assets................................ $ 65,510,920
                                                        ------------
             Shares outstanding........................   33,036,596
                                                        ------------
             Net asset value, offering price and
              repurchase price per share............... $       1.98
                                                        ------------
           Class A Shares authorized @ $0.001 par
            value......................................  400,000,000
           Class C Shares authorized @ $0.001 par
            value......................................  400,000,000
           Institutional Shares authorized @ $0.001 par
            value......................................  400,000,000

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Operations

         For the year ended December 31, 2006

                                                                                     New York
                                                                        Treasury    Tax-Exempt
                                                         Money Fund    Money Fund   Money Fund
                                                         ----------    ----------   ----------
Investment Income:
  Interest............................................. $443,397,793  $123,626,953  $8,383,803
                                                        ------------  ------------  ----------
Expenses:
  Servicing fee--Premier Shares........................    7,683,157     4,946,899     379,762
           Classic Shares..............................    3,787,171     1,178,200      42,973
           Hamilton Shares.............................    2,283,857       227,360          --
           Agency Shares...............................       10,227         1,085          --
  Advisory.............................................    6,086,190     1,758,116     243,798
  Administration.......................................    4,347,278     1,255,797     170,659
  12b-1 fee-- Classic Shares...........................    3,155,976       981,834      42,973
  Custodian............................................      565,124       158,784      43,973
  Legal................................................      330,066       115,247      12,324
  Transfer agent.......................................      219,452        88,444      43,162
  Registration and filings.............................      161,552        90,402      44,125
  Insurance............................................      131,062        43,954       5,063
  Reports to shareholders..............................      107,407        31,985          --
  Cash management......................................       80,839        24,002       2,220
  Audit................................................       62,728        37,537      14,535
  Directors............................................       34,616        28,973      26,873
  Pricing..............................................        4,629           597      22,607
  Other................................................      215,599       117,033      12,254
                                                        ------------  ------------  ----------
   Total Expenses......................................   29,266,930    11,086,249   1,107,301
  Fees waived by The Bank of New York (Note 3).........           --            --     (23,921)
  Earnings credit adjustment (Note 3)..................           --            --     (11,888)
                                                        ------------  ------------  ----------
   Net Expenses........................................   29,266,930    11,086,249   1,071,492
                                                        ------------  ------------  ----------
   Net Investment Income...............................  414,130,863   112,540,704   7,312,311
                                                        ------------  ------------  ----------
Realized Loss On Investments:
  Net realized loss on investments.....................     (833,889)     (214,708)         --
                                                        ------------  ------------  ----------
  Net increase in net assets resulting from operations. $413,296,974  $112,325,996  $7,312,311
                                                        ------------  ------------  ----------

See notes to financial statements.

         BNY Hamilton Funds

         For the year ended December 31, 2006

                                                                   100% U.S.
                                                                    Treasury     U.S.
                                                                   Securities Government  Enhanced
                                                                   Money Fund Money Fund Income Fund
                                                                   ---------- ---------- -----------
Investment Income:
  Interest........................................................  $424,757   $469,683  $3,920,600
  Interest from affiliated fund...................................        --         --     151,311
                                                                    --------   --------  ----------
   Total Income...................................................   424,757    469,683   4,071,911
                                                                    --------   --------  ----------
Expenses:
  Audit...........................................................    11,041     11,041      14,349
  Registration and filings........................................     7,680      7,700      27,771
  Directors.......................................................     7,626      7,626      26,727
  Advisory........................................................     6,701      7,101      82,700
  Transfer agent..................................................     5,240      5,240      40,598
  Administration..................................................     4,188      4,438      57,890
  Custodian.......................................................     2,730      2,720      13,773
  Legal...........................................................     2,724      2,724       3,270
  Reports to shareholders.........................................     2,094      2,094         746
  Pricing.........................................................       340        340       3,866
  Cash management.................................................       249        249         739
  Servicing fee--Premier Shares...................................         7      1,508          --
  12b-1 fee--Class A Shares.......................................        --         --       5,686
         Class C Shares...........................................        --         --         206
  Insurance.......................................................        --         --       2,967
  Other...........................................................     5,875      5,875      13,429
                                                                    --------   --------  ----------
   Total Expenses.................................................    56,495     58,656     294,717
  Fees waived by The Bank of New York (Note 3)....................   (43,077)   (42,995)    (77,046)
  Earnings credit adjustment (Note 3).............................       (10)        --      (5,026)
                                                                    --------   --------  ----------
   Net Expenses...................................................    13,408     15,661     212,645
                                                                    --------   --------  ----------
   Net Investment Income..........................................   411,349    454,022   3,859,266
                                                                    --------   --------  ----------
Realized and Unrealized Gain (Loss) On Investments:
  Net realized loss on investments................................        --         --    (342,468)
  Increase in unrealized appreciation/depreciation on investments.        --         --     308,340
                                                                    --------   --------  ----------
  Net realized and unrealized loss on investments.................        --         --     (34,128)
                                                                    --------   --------  ----------
  Net increase in net assets resulting from operations............  $411,349   $454,022  $3,825,138
                                                                    --------   --------  ----------

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Changes in Net Assets

                                                                                    Money Fund
                                                                        ----------------------------------
                                                                           Year Ended        Year Ended
                                                                          December 31,      December 31,
                                                                              2006              2005
                                                                        ----------------  ----------------
Operations:
  Net investment income................................................ $    414,130,863  $    199,375,272
  Net realized loss on investments.....................................         (833,889)       (1,247,537)
                                                                        ----------------  ----------------
   Net increase in net assets resulting from operations................      413,296,974       198,127,735
                                                                        ----------------  ----------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares................     (223,270,423)     (113,947,889)
                          Premier Shares...............................     (119,784,585)      (58,081,356)
                          Classic Shares...............................      (55,624,052)      (27,129,541)
                          Institutional Shares.........................      (15,104,468)         (216,486)
                          Agency Shares................................         (346,684)               --
                                                                        ----------------  ----------------
                                                                            (414,130,212)     (199,375,272)
                                                                        ----------------  ----------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares....................   17,737,583,174    43,466,180,158
                      Premier Shares...................................   28,471,492,690    18,195,217,584
                      Classic Shares...................................   16,968,581,002    27,336,210,913
                      Institutional Shares.............................    2,835,385,043       353,823,071
                      Retail Shares....................................               --                10
                      Agency Shares....................................       75,719,438                10
  Proceeds from shares issued on reinvestment of
   dividends: Hamilton Shares..........................................       28,462,832        16,624,522
          Premier Shares...............................................       23,508,123        15,086,642
          Classic Shares...............................................       52,605,467        24,312,778
          Institutional Shares.........................................        1,093,652                --
          Agency Shares................................................           55,883                --
  Value of capital stock repurchased: Hamilton Shares..................  (17,476,448,602)  (42,518,477,994)
                       Premier Shares..................................  (27,466,337,043)  (18,230,224,745)
                       Classic Shares..................................  (16,730,551,631)  (27,234,123,648)
                       Institutional Shares............................   (2,352,048,954)     (306,533,980)
                       Agency Shares...................................      (16,451,975)               --
                                                                        ----------------  ----------------
  Net increase in net assets resulting from capital stock transactions.    2,152,649,099     1,118,095,321
                                                                        ----------------  ----------------
   Increase in Net Assets..............................................    2,151,815,861     1,116,847,784
Net Assets:
  Beginning of year....................................................    8,076,207,492     6,959,359,708
                                                                        ----------------  ----------------
  End of year (a)...................................................... $ 10,228,023,353  $  8,076,207,492
                                                                        ----------------  ----------------
(a)Includes undistributed net investment income as of year end......... $         89,316  $         88,665
                                                                        ----------------  ----------------


See notes to financial statements.

         BNY Hamilton Funds

                                                            Money Fund
                                                ----------------------------------
                                                   Year Ended        Year Ended
                                                  December 31,      December 31,
                                                      2006              2005
                                                ----------------  ----------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares................. $ 17,737,583,173  $ 43,466,180,157
         Premier Shares........................   28,471,490,464    18,195,217,584
         Classic Shares........................   16,968,577,086    27,336,210,902
         Institutional Shares..................    2,835,385,043       353,823,071
         Retail Shares.........................               --                10
         Agency Shares.........................       75,719,438                10
  Shares issued on reinvestment of
   dividends: Hamilton Shares..................       28,462,832        16,624,522
          Premier Shares.......................       23,508,123        15,086,642
          Classic Shares.......................       52,605,429        24,312,778
          Institutional Shares.................        1,093,652                --
          Agency Shares........................           55,883                --
  Shares repurchased: Hamilton Shares..........  (17,476,448,602)  (42,518,477,994)
              Premier Shares...................  (27,466,337,043)  (18,230,224,745)
              Classic Shares...................  (16,730,551,154)  (27,234,123,286)
              Institutional Shares.............   (2,352,048,954)     (306,533,980)
              Agency Shares....................      (16,451,975)               --
                                                ----------------  ----------------
   Net increase................................    2,152,643,395     1,118,095,671
  Shares outstanding, beginning of year........    8,077,370,606     6,959,274,935
                                                ----------------  ----------------
  Shares outstanding, end of year..............   10,230,014,001     8,077,370,606
                                                ----------------  ----------------


See notes to financial statements.

         BNY Hamilton Funds

                                                                                                 New York Tax-Exempt
                                                               Treasury Money Fund                    Money Fund
                                                        ---------------------------------  -------------------------------
                                                                              Year Ended December 31,
                                                        ------------------------------------------------------------------
                                                              2006             2005             2006             2005
                                                        ---------------  ----------------  --------------  ---------------
Operations:
  Net investment income................................ $   112,540,704  $     59,387,714  $    7,312,311  $     5,046,343
  Net realized gain (loss) on investments..............        (214,708)         (166,638)             --               94
                                                        ---------------  ----------------  --------------  ---------------
   Net increase in net assets resulting from
    operations.........................................     112,325,996        59,221,076       7,312,311        5,046,437
                                                        ---------------  ----------------  --------------  ---------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton
   Shares..............................................     (21,743,644)       (9,875,485)     (2,391,822)      (1,490,029)
   Premier Shares......................................     (73,374,957)      (41,694,512)     (4,459,676)      (3,370,220)
   Classic Shares......................................     (16,693,678)       (7,749,648)       (460,813)        (186,094)
   Institutional Shares................................        (692,391)          (68,069)             --               --
   Agency Shares.......................................         (36,034)               --              --               --
                                                        ---------------  ----------------  --------------  ---------------
                                                           (112,540,704)      (59,387,714)     (7,312,311)      (5,046,343)
                                                        ---------------  ----------------  --------------  ---------------
Capital Stock Transactions:
  Proceeds from capital stock
   sold: Hamilton Shares...............................   2,396,674,436     4,123,081,317     254,663,765      748,466,191
      Premier Shares...................................   6,865,540,203    21,363,750,620   1,000,787,294    1,681,381,730
      Classic Shares...................................   2,800,584,916     6,886,807,093     343,021,773      172,004,612
      Institutional Shares.............................      59,349,457        38,923,354              --               --
      Retail Shares....................................              --                10              --               --
      Agency Shares....................................       2,004,669                10              --               --
  Proceeds from shares issued on reinvestment of
   dividends: Hamilton Shares..........................       9,102,823         3,694,281       1,448,385          832,341
            Premier Shares.............................       7,491,223         4,135,162       2,188,295        1,217,892
            Classic Shares.............................      15,783,718         6,993,608         403,048          174,542
            Institutional Shares.......................          18,613                --              --               --
            Agency Shares..............................           2,591                --              --               --
  Value of capital stock
   repurchased: Hamilton Shares........................  (2,167,552,775)   (4,093,953,137)   (258,993,543)    (755,175,818)
           Premier Shares..............................  (6,866,527,570)  (21,116,741,059)   (934,890,361)  (1,741,577,636)
           Classic Shares..............................  (2,701,663,583)   (6,834,799,070)   (325,955,435)    (175,466,589)
           Institutional Shares........................     (41,682,363)      (24,924,882)             --               --
           Agency Shares...............................        (342,103)               --              --               --
                                                        ---------------  ----------------  --------------  ---------------
  Net increase (decrease) in net assets resulting from
   capital stock transactions..........................     378,784,255       356,967,307      82,673,221      (68,142,735)
                                                        ---------------  ----------------  --------------  ---------------
   Increase (decrease) in Net Assets...................     378,569,547       356,800,669      82,673,221      (68,142,641)
Net Assets:
  Beginning of year....................................   2,568,025,858     2,211,225,189     219,726,520      287,869,161
                                                        ---------------  ----------------  --------------  ---------------
  End of year (a)...................................... $ 2,946,595,405  $  2,568,025,858  $  302,399,741  $   219,726,520
                                                        ---------------  ----------------  --------------  ---------------
(a)Includes undistributed net investment income as
   of year end......................................... $        36,102  $         36,102  $           --  $            --
                                                        ---------------  ----------------  --------------  ---------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                    New York Tax-Exempt
                                                    Treasury Money Fund                  Money Fund
                                              -------------------------------  -----------------------------
                                                                  Year Ended December 31,
                                              --------------------------------------------------------------
                                                   2006             2005            2006           2005
                                              --------------  ---------------  -------------  --------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares...............  2,396,655,964    4,123,081,317    254,663,766     748,466,191
         Premier Shares......................  6,865,540,204   21,363,750,620  1,000,787,293   1,681,381,730
         Classic Shares......................  2,800,553,496    6,886,749,548    343,021,773     172,004,558
         Institutional Shares................     59,349,457       38,923,354             --              --
         Retail Shares.......................             --               10             --              --
         Agency Shares.......................      2,004,668               10             --              --
  Shares issued on reinvestment of
   dividends: Hamilton Shares................      9,102,823        3,694,281      1,448,384         832,341
          Premier Shares.....................      7,491,223        4,135,162      2,188,295       1,217,892
          Classic Shares.....................     15,783,718        6,993,608        403,048         174,542
          Institutional Shares...............         18,613               --             --              --
          Agency Shares......................          2,591               --             --              --
  Shares repurchased: Hamilton Shares........ (2,167,534,309)  (4,093,953,120)  (258,993,543)   (755,175,818)
             Premier Shares.................. (6,866,527,571) (21,116,741,059)  (934,890,361) (1,741,577,636)
             Classic Shares.................. (2,701,663,583)  (6,834,799,070)  (325,955,066)   (175,466,589)
             Institutional Shares............    (41,682,363)     (24,924,882)            --              --
             Agency Shares...................       (342,103)              --             --              --
                                              --------------  ---------------  -------------  --------------
   Net increase (decrease)...................    378,752,828      356,909,779     82,673,589     (68,142,789)
  Shares outstanding, beginning of year......  2,568,086,071    2,211,176,292    219,726,864     287,869,653
                                              --------------  ---------------  -------------  --------------
  Shares outstanding, end of year............  2,946,838,899    2,568,086,071    302,400,453     219,726,864
                                              --------------  ---------------  -------------  --------------

See notes to financial statements.

         BNY Hamilton Funds

                                                       100% U.S. Treasury
                                                           Securities      U.S. Government
                                                           Money Fund        Money Fund         Enhanced Income Fund
                                                       ------------------ ----------------- ---------------------------
                                                         For The Period    For The Period            Year Ended
                                                       November 1, 2006*  November 1, 2006*         December 31,
                                                            Through            Through      ---------------------------
                                                       December 31, 2006  December 31, 2006     2006           2005
                                                       ------------------ ----------------- ------------  -------------
Operations:
  Net investment income...............................    $   411,349        $   454,022    $  3,859,266  $   5,018,123
  Net realized loss on investments....................             --                 --        (342,468)    (1,090,626)
  Increase in unrealized appreciation/depreciation
   on investments.....................................             --                 --         308,340        658,857
                                                          -----------        -----------    ------------  -------------
   Net increase in net assets resulting from
    operations........................................        411,349            454,022       3,825,138      4,586,354
                                                          -----------        -----------    ------------  -------------
Dividends to Shareholders:
  Dividends from net investment
   income: Class A Shares.............................             --                 --        (100,309)       (91,723)
         Premier & Class C Shares.....................           (108)           (24,504)           (756)          (817)
         Institutional Shares.........................       (411,241)          (429,518)     (3,738,569)    (4,933,256)
                                                          -----------        -----------    ------------  -------------
                                                             (411,349)          (454,022)     (3,839,634)    (5,025,796)
                                                          -----------        -----------    ------------  -------------
Capital Stock Transactions:
  Proceeds from capital
   stock sold: Class A & Hamilton Shares..............             10                 10         783,380        484,084
          Class C & Premier Shares....................        290,772         10,851,968               4        127,714
          Classic Shares..............................             10                 10              --             --
          Institutional Shares........................     50,000,010         50,000,010      67,421,287     94,529,894
          Agency Shares...............................             10                 10              --             --
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares..........................             --                 --          98,813         93,274
          Premier & Class C Shares....................             --                 --             750            796
          Institutional Shares........................        202,912            209,552       1,701,742      2,291,844
  Value of capital stock
   repurchased: Class A Shares........................             --                 --        (493,663)    (6,063,250)
          Premier & Class C Shares....................             --         (1,067,068)             (4)      (195,423)
          Institutional Shares........................             --                 --     (90,750,502)  (333,908,188)
                                                          -----------        -----------    ------------  -------------
  Net increase (decrease) in net assets resulting
   from capital stock transactions....................     50,493,724         59,994,492     (21,238,193)  (242,639,255)
                                                          -----------        -----------    ------------  -------------
   Increase (decrease) in Net Assets..................     50,493,724         59,994,492     (21,252,689)  (243,078,697)
Net Assets:
  Beginning of period.................................             --                 --      89,644,386    332,723,083
                                                          -----------        -----------    ------------  -------------
  End of year (a).....................................    $
                                                           50,493,724        $59,994,492    $ 68,391,697  $  89,644,386
                                                          -----------        -----------    ------------  -------------
(a) Includes undistributed net investment income as of
 year end.............................................    $        --        $        --    $     72,274  $      71,581
                                                          -----------        -----------    ------------  -------------

See notes to financial statements.

         BNY Hamilton Funds

                                           100% U.S. Treasury
                                               Securities     U.S. Government          Enhanced
                                               Money Fund       Money Fund           Income Fund
                                           ------------------ --------------- -------------------------
                                                                                      Year Ended
                                                     For The Period                  December 31,
                                                   November 1, 2006*          -------------------------
                                               Through December 31, 2006          2006         2005
                                           ---------------------------------  -----------  ------------
Changes In Capital Stock Outstanding:
  Shares sold: Class A & Hamilton Shares..             10               10        395,642       243,531
         Class C & Premier Shares.........        290,772       10,851,968              2        64,415
         Classic Shares...................             10               10             --            --
         Institutional Shares.............     50,000,010       50,000,010     34,048,667    47,735,161
         Agency Shares....................             10               10             --            --
  Shares issued on reinvestment
   of dividends: Class A Shares...........             --               --         49,887        47,056
         Premier & Class C Shares.........             --               --            378           401
         Institutional Shares.............        202,912          209,552        859,164     1,157,471
  Shares repurchased:
           Class A Shares.................             --               --       (249,317)   (3,051,521)
         Premier & Class C Shares.........             --       (1,067,068)            (2)      (98,527)
         Institutional Shares.............             --               --    (45,804,595) (168,620,392)
                                               ----------       ----------    -----------  ------------
   Net increase (decrease)................     50,493,724       59,994,492    (10,700,174) (122,522,405)
  Shares outstanding, beginning of period.             --               --     45,190,526   167,712,931
                                               ----------       ----------    -----------  ------------
  Shares outstanding, end of year.........     50,493,724       59,994,492     34,490,352    45,190,526
                                               ----------       ----------    -----------  ------------

* Commencement of investment operations was 11/01/06.

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights

                                                            Net Asset            Dividends  Net Asset
                                                            Value at     Net      from Net  Value at
                                                            Beginning Investment Investment  End of
                                                            of Period Income(a)    Income    Period
                                                            --------- ---------- ---------- ---------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2006.......................   $1.00     $0.048    $(0.048)    $1.00
For the Year Ended December 31, 2005.......................    1.00      0.031     (0.031)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.012     (0.012)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.010     (0.010)     1.00
For the Year Ended December 31, 2002.......................    1.00      0.016     (0.016)     1.00
Premier Shares
For the Year Ended December 31, 2006.......................    1.00      0.046     (0.046)     1.00
For the Year Ended December 31, 2005.......................    1.00      0.028     (0.028)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.009     (0.009)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.007     (0.007)     1.00
For the Year Ended December 31, 2002.......................    1.00      0.014     (0.014)     1.00
Classic Shares
For the Year Ended December 31, 2006.......................    1.00      0.044     (0.044)     1.00
For the Year Ended December 31, 2005.......................    1.00      0.026     (0.026)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.007     (0.007)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.005     (0.005)     1.00
For the Year Ended December 31, 2002.......................    1.00      0.011     (0.011)     1.00
Institutional Shares
For the Year Ended December 31, 2006.......................    1.00      0.049     (0.049)     1.00
For the Period November 15, 2005* through December 31, 2005    1.00      0.005     (0.005)     1.00
Agency Shares
For the Year Ended December 31, 2006.......................    1.00      0.024     (0.024)     1.00
For the Period November 15, 2005* through December 31, 2005    1.00         --         --      1.00
Retail Shares
For the Year Ended December 31, 2006.......................    1.00         --         --      1.00
For the Period November 15, 2005* through December 31, 2005    1.00         --         --      1.00


* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
**Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                              Total                                 Ratio to
                                                            Investment   Net Assets                 Average
                                                              Return     at End of      Ratio to   Net Assets
                                                             Based on      Period        Average     of Net
                                                            Net Asset      (000's      Net Assets  Investment
                                                             Value(b)     Omitted)     of Expenses   Income
                                                            ---------- ----------      ----------- ----------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2006.......................    5.00%   $5,102,680         0.19%       4.89%
For the Year Ended December 31, 2005.......................    3.09%    4,813,508         0.20%       3.11%
For the Year Ended December 31, 2004.......................    1.19%    3,849,873         0.21%       1.19%
For the Year Ended December 31, 2003.......................    0.99%    3,317,497         0.23%       0.99%
For the Year Ended December 31, 2002.......................    1.66%    3,241,771         0.23%       1.65%
Premier Shares
For the Year Ended December 31, 2006.......................    4.74%    3,080,742         0.44%       4.68%
For the Year Ended December 31, 2005.......................    2.83%    2,052,334         0.45%       2.79%
For the Year Ended December 31, 2004.......................    0.93%    2,072,615         0.46%       0.92%
For the Year Ended December 31, 2003.......................    0.74%    1,892,653         0.48%       0.74%
For the Year Ended December 31, 2002.......................    1.40%    2,242,856         0.48%       1.39%
Classic Shares
For the Year Ended December 31, 2006.......................    4.48%    1,453,589         0.69%       4.41%
For the Year Ended December 31, 2005.......................    2.57%    1,163,077         0.70%       2.59%
For the Year Ended December 31, 2004.......................    0.68%    1,036,872         0.71%       0.68%
For the Year Ended December 31, 2003.......................    0.49%    1,017,653         0.73%       0.49%
For the Year Ended December 31, 2002.......................    1.15%    1,085,726         0.73%       1.14%
Institutional Shares
For the Year Ended December 31, 2006.......................    5.05%      531,689         0.14%       5.09%
For the Period November 15, 2005* through December 31, 2005    0.50%       47,288         0.14%**     4.08%**
Agency Shares
For the Year Ended December 31, 2006.......................    2.43%       59,322         0.29%       5.08%
For the Period November 15, 2005* through December 31, 2005      --            --/(1)/      --          --
Retail Shares
For the Year Ended December 31, 2006.......................      --            --/(1)/      --          --
For the Period November 15, 2005* through December 31, 2005      --            --/(1)/      --          --

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                            Net Asset            Dividends  Net Asset
                                                            Value at     Net      from Net  Value at
                                                            Beginning Investment Investment  End of
                                                            of Period Income(a)    Income    Period
                                                            --------- ---------- ---------- ---------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2006.......................   $1.00     $0.047    $(0.047)    $1.00
For the Year Ended December 31, 2005.......................    1.00      0.029     (0.029)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.011     (0.011)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.009     (0.009)     1.00
For the Year Ended December 31, 2002.......................    1.00      0.015     (0.015)     1.00
Premier Shares
For the Year Ended December 31, 2006.......................    1.00      0.045     (0.045)     1.00
For the Year Ended December 31, 2005.......................    1.00      0.026     (0.026)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.008     (0.008)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.007     (0.007)     1.00
For the Year Ended December 31, 2002.......................    1.00      0.013     (0.013)     1.00
Classic Shares
For the Year Ended December 31, 2006.......................    1.00      0.042     (0.042)     1.00
For the Year Ended December 31, 2005.......................    1.00      0.024     (0.024)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.006     (0.006)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.004     (0.004)     1.00
For the Year Ended December 31, 2002.......................    1.00      0.010     (0.010)     1.00
Institutional Shares
For the Year Ended December 31, 2006.......................    1.00      0.048     (0.048)     1.00
For the Period November 14, 2005* through December 31, 2005    1.00      0.005     (0.005)     1.00
Agency Shares
For the Year Ended December 31, 2006.......................    1.00      0.007     (0.007)     1.00
For the Period November 14, 2005* through December 31, 2005    1.00         --         --      1.00
Retail Shares
For the Year Ended December 31, 2006.......................    1.00         --         --      1.00
For the Period November 14, 2005* through December 31, 2005    1.00         --         --      1.00


* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
**Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                              Total                                 Ratio to
                                                            Investment   Net Assets                 Average
                                                              Return     at End of      Ratio to   Net Assets
                                                             Based on      Period        Average     of Net
                                                            Net Asset      (000's      Net Assets  Investment
                                                             Value(b)     Omitted)     of Expenses   Income
                                                            ---------- ----------      ----------- ----------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2006.......................    4.82%   $  712,614         0.20%       4.78%
For the Year Ended December 31, 2005.......................    2.90%      474,418         0.21%       2.88%
For the Year Ended December 31, 2004.......................    1.07%      441,619         0.23%       1.12%
For the Year Ended December 31, 2003.......................    0.91%      296,892         0.24%       0.91%
For the Year Ended December 31, 2002.......................    1.54%      288,414         0.23%       1.51%
Premier Shares
For the Year Ended December 31, 2006.......................    4.56%    1,729,522         0.45%       4.45%
For the Year Ended December 31, 2005.......................    2.64%    1,723,171         0.46%       2.64%
For the Year Ended December 31, 2004.......................    0.82%    1,472,147         0.48%       0.81%
For the Year Ended December 31, 2003.......................    0.66%    1,280,008         0.49%       0.65%
For the Year Ended December 31, 2002.......................    1.29%    1,511,644         0.48%       1.27%
Classic Shares
For the Year Ended December 31, 2006.......................    4.30%      471,111         0.70%       4.25%
For the Year Ended December 31, 2005.......................    2.39%      356,438         0.71%       2.41%
For the Year Ended December 31, 2004.......................    0.59%      297,459         0.71%       0.57%
For the Year Ended December 31, 2003.......................    0.43%      353,307         0.72%       0.42%
For the Year Ended December 31, 2002.......................    1.03%      288,290         0.73%       1.03%
Institutional Shares
For the Year Ended December 31, 2006.......................    4.87%       31,683         0.15%       4.79%
For the Period November 14, 2005* through December 31, 2005    0.50%       13,999         0.16%**     3.85%**
Agency Shares
For the Year Ended December 31, 2006.......................    0.72%        1,665         0.30%       4.98%
For the Period November 14, 2005* through December 31, 2005      --            --/(1)/      --          --
Retail Shares
For the Year Ended December 31, 2006.......................      --            --/(1)/      --          --
For the Period November 14, 2005* through December 31, 2005      --            --/(1)/      --          --


See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                            Net Asset            Dividends  Net Asset
                                                            Value at     Net      from Net  Value at
                                                            Beginning Investment Investment  End of
                                                            of Period Income(a)    Income    Period
                                                            --------- ---------- ---------- ---------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2006.......................   $1.00     $0.032    $(0.032)    $1.00
For the Year Ended December 31, 2005.......................    1.00      0.021     (0.021)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.009     (0.009)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.007     (0.007)     1.00
For the Period March 28, 2002* through December 31, 2002...    1.00      0.010     (0.010)     1.00
Premier Shares
For the Year Ended December 31, 2006.......................    1.00      0.029     (0.029)     1.00
For the Year Ended December 31, 2005.......................    1.00      0.019     (0.019)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.007     (0.007)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.005     (0.005)     1.00
For the Period February 25, 2002* through December 31, 2002    1.00      0.009     (0.009)     1.00
Classic Shares
For the Year Ended December 31, 2006.......................    1.00      0.027     (0.027)     1.00
For the Year Ended December 31, 2005.......................    1.00      0.016     (0.016)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.005     (0.005)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.003     (0.003)     1.00
For the Period April 1, 2002* through December 31, 2002....    1.00      0.006     (0.006)     1.00



* Commencement of offering of shares.
**Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                          Ratio to Average Net Assets of:
                                                                         ------------------------------
                                                                                                  Net
                                                     Total               Expenses, Expenses,  Investment
                                                   Investment Net Assets  Net of   Prior to     Income,
                                                     Return   at End of   Waiver    Waiver   Net of Waiver
                                                    Based on    Period   from The  from The    from The
                                                   Net Asset    (000's    Bank of   Bank of     Bank of
                                                    Value(b)   Omitted)  New York  New York    New York
                                                   ---------- ---------- --------- --------- -------------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2006..............    3.24%    $ 63,928    0.25%     0.26%       3.20%
For the Year Ended December 31, 2005..............    2.16%      66,810    0.25%     0.27%       2.14%
For the Year Ended December 31, 2004..............    0.94%      72,687    0.25%     0.30%       0.90%
For the Year Ended December 31, 2003..............    0.74%     130,911    0.25%     0.35%       0.75%
For the Period March 28, 2002* through
 December 31, 2002................................    0.98%      48,714    0.25%**   0.48%**     1.21%**
Premier Shares
For the Year Ended December 31, 2006..............    2.98%     209,437    0.50%     0.51%       2.94%
For the Year Ended December 31, 2005..............    1.91%     141,351    0.50%     0.51%       1.85%
For the Year Ended December 31, 2004..............    0.69%     200,329    0.50%     0.54%       0.74%
For the Year Ended December 31, 2003..............    0.49%     113,005    0.50%     0.60%       0.48%
For the Period February 25, 2002* through
 December 31, 2002................................    0.88%      84,368    0.50%**   0.77%**     1.01%**
Classic Shares
For the Year Ended December 31, 2006..............    2.73%      29,035    0.75%     0.76%       2.68%
For the Year Ended December 31, 2005..............    1.66%      11,566    0.75%     0.77%       1.61%
For the Year Ended December 31, 2004..............    0.46%      14,853    0.74%     0.77%       0.63%
For the Year Ended December 31, 2003..............    0.29%       4,421    0.69%     0.79%       0.29%
For the Period April 1, 2002* through December 31,
 2002.............................................    0.59%       5,330    0.75%**   0.96%**     0.68%**


See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

                                         Net Asset              Dividends     Net Asset
                                         Value at     Net        from Net     Value at
                                         Beginning Investment   Investment     End of
                                         of Period Income(a)      Income        YEAR
                                         --------- ----------   ----------    ---------
PER SHARE DATA:
Hamilton Shares
For the Period November 1, 2006* through
 December 31, 2006......................   $1.00        --            --        $1.00
Premier Shares
For the Period November 1, 2006* through
 December 31, 2006......................    1.00        --/(1)/       --/(1)/    1.00
Classic Shares
For the Period November 1, 2006* through
 December 31, 2006......................    1.00        --            --         1.00
Institutional Shares
For the Period November 1, 2006* through
 December 31, 2006......................    1.00     0.008        (0.008)        1.00
Agency Shares
For the Period November 1, 2006* through
 December 31, 2006......................    1.00        --            --         1.00

* Commencement of investment operations.
**Annualized.
(1)Less than $0.005 per share.
(2)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

                                                                   Ratio to Average Net Assets of:
                                                                   ----------------------------
                                                                                           Net
                                           Total                   Expenses, Expenses, Investment
                                         Investment  Net Asset      Net of   Prior to  Income, Net
                                           return    Value at       Waiver    Waiver       of
                                          Based on    End of       from The  from The  Waiver from
                                         Net Asset  year (000's     Bank of   Bank of  The Bank of
                                          Value(b)   omitted)      New York  New York   New York
                                         ---------- -----------    --------- --------- -----------
PER SHARE DATA:
Hamilton Shares
For the Period November 1, 2006* through
 December 31, 2006......................      --      $    --/(2)/     --        --         --
Premier Shares
For the Period November 1, 2006* through
 December 31, 2006......................    0.04%         291        0.45%**   0.98%**    4.50%**
Classic Shares
For the Period November 1, 2006* through
 December 31, 2006......................      --           --/(2)/     --        --         --
Institutional Shares
For the Period November 1, 2006* through
 December 31, 2006......................    0.82%      50,203        0.16%**   0.67%**    4.91%**
Agency Shares
For the Period November 1, 2006* through
 December 31, 2006......................      --           --/(2)/     --        --         --

See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

                                         Net Asset            Dividends  Net Asset
                                         Value at     Net      from Net  Value at
                                         Beginning Investment Investment  End of
                                         of Period Income(a)    Income    PERIOD
                                         --------- ---------- ---------- ---------
PER SHARE DATA:
Hamilton Shares
For the Period November 1, 2006* through
 December 31, 2006......................   $1.00        --          --     $1.00
Premier Shares
For the Period November 1, 2006* through
 December 31, 2006......................    1.00     0.004      (0.004)     1.00
Classic Shares
For the Period November 1, 2006* through
 December 31, 2006......................    1.00        --          --      1.00
Institutional Shares
For the Period November 1, 2006* through
 December 31, 2006......................    1.00     0.009      (0.009)     1.00
Agency Shares
For the Period November 1, 2006* through
 December 31, 2006......................    1.00        --          --      1.00

* Commencement of investment operations.
**Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

                                                                  Ratio to Average Net Assets of:
                                                                  ---------------------------
                                                                                          Net
                                                                                       Investment
                                           Total                  Expenses,  Expenses,  Income,
                                         Investment  Net Assets    Net of    Prior to    Net of
                                           Return    at End of     Waiver     Waiver     Waiver
                                          Based on     Period     from The   from The   from The
                                         Net Asset     (000's      Bank of    Bank of   Bank of
                                          Value(b)    Omitted)    New York   New York   New York
                                         ---------- ----------    ---------  --------- ----------
PER SHARE DATA:
Hamilton Shares
For the Period November 1, 2006* through
 December 31, 2006......................      --     $    --/(1)/     --         --         --
Premier Shares
For the Period November 1, 2006* through
 December 31, 2006......................    0.44%      9,785        0.45%**    0.90%**    4.87%**
Classic Shares
For the Period November 1, 2006* through
 December 31, 2006......................      --          --/(1)/     --         --         --
Institutional Shares
For the Period November 1, 2006* through
 December 31, 2006......................    0.86%     50,210        0.16%**    0.65%**    5.13%**
Agency Shares
For the Period November 1, 2006* through
 December 31, 2006......................      --          --/(1)/     --         --         --

         BNY Hamilton Enhanced Income Fund

                                                                           Net Realized
                                                                               and
                                                      Net Asset             Unrealized  Dividends  Net Asset
                                                      Value at     Net         Gain      from Net  Value at
                                                      Beginning Investment  (Loss) on   Investment  End of
                                                      of Period Income(a)  Investments    Income    Period
                                                      --------- ---------- ------------ ---------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006.................   $1.98     $0.09           --      $(0.09)    $1.98
For the Year Ended December 31, 2005.................    1.99      0.05       $(0.01)      (0.05)     1.98
For the Year Ended December 31, 2004.................    2.00      0.03        (0.01)      (0.03)     1.99
For the Year Ended December 31, 2003.................    2.00      0.03           --       (0.03)     2.00
For the Period May 2, 2002* through December 31, 2002    2.00      0.02         0.01       (0.03)     2.00
Class C Shares
For the Year Ended December 31, 2006.................    1.98      0.07           --       (0.07)     1.98
For the Year Ended December 31, 2005.................    1.99      0.03           --       (0.04)     1.98
For the Period June 18, 2004* through December 31,
 2004................................................    1.99      0.01           --       (0.01)     1.99
Institutional Shares
For the Year Ended December 31, 2006.................    1.98      0.09           --       (0.09)     1.98
For the Year Ended December 31, 2005.................    1.98      0.05         0.01       (0.06)     1.98
For the Year Ended December 31, 2004.................    2.00      0.03        (0.02)      (0.03)     1.98
For the Year Ended December 31, 2003.................    2.00      0.03         0.01       (0.04)     2.00
For the Period May 1, 2002* through December 31, 2002    2.00      0.03           --       (0.03)     2.00





* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                            Ratio to Average Net Assets of:
                                                            ----------------------------
                                                                                    Net
                                        Total               Expenses, Expenses, Investment
                                      Investment Net Assets  net of   Prior to    Income,
                                        Return   at End of   Waiver    Waiver     Net of
                                       Based on    Period   from The  from The  Waiver from Portfolio
                                      Net Asset    (000's    Bank of   Bank of  The Bank of Turnover
                                       Value(b)   Omitted)  New York  New York   New York     Rate
                                      ---------- ---------- --------- --------- ----------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006.    4.50%    $  2,860    0.50%     0.59%      4.43%       126%
For the Year Ended December 31, 2005.    2.10%       2,473    0.50%     0.54%      2.92%        51%
For the Year Ended December 31, 2004.    1.02%       7,966    0.50%     0.52%      1.30%       105%
For the Year Ended December 31, 2003.    1.60%       3,332    0.50%     0.54%      1.37%        87%
For the Period May 2, 2002* through
 December 31, 2002...................    1.43%       5,505    0.50%**   0.60%**    1.72%**      40%
Class C Shares
For the Year Ended December 31, 2006.    3.73%          21    1.25%     1.35%      3.69%       126%
For the Year Ended December 31, 2005.    1.33%          20    1.25%     1.29%      2.83%        51%
For the Period June 18, 2004* through
 December 31, 2004...................    0.50%          87    1.25%**   1.26%**    0.66%**     105%
Institutional Shares
For the Year Ended December 31, 2006.    4.77%      65,511    0.25%     0.34%      4.67%       126%
For the Year Ended December 31, 2005.    2.88%      87,151    0.25%     0.29%      2.90%        51%
For the Year Ended December 31, 2004.    0.76%     324,670    0.25%     0.27%      1.51%       105%
For the Year Ended December 31, 2003.    1.86%     426,475    0.25%     0.29%      1.56%        87%
For the Period May 1, 2002* through
 December 31, 2002...................    1.63%     230,467    0.25%**   0.38%**    1.97%**      40%

See notes to financial statements.

         Notes to Financial Statements

1. Organization and Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The six series presented in these financial statements are the BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund"), BNY Hamilton 100% U.S. Treasury Securities Money Fund (the "100% U.S. Treasury Securities Money Fund"), BNY Hamilton U.S. Government Money Fund (the "U.S. Government Money Fund") and BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund") (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  The Money Fund and the Treasury Money Fund offer the following six classes of shares: Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares, Retail Shares and Agency Shares. The New York Tax-Exempt Money Fund offers the following three classes of shares: Hamilton Shares, Premier Shares and Classic Shares. The Enhanced Income Fund offers the following two classes of shares:
Class A Shares (formerly, Investor Shares) and Institutional Shares. The 100% U.S. Treasury Securities Money Fund and the U.S. Government Money Fund offer the following five classes of shares: Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares and Agency Shares. As of December 31, 2006, there were no outstanding Retail Shares for the Money and Treasury Money Funds or Hamilton, Classic Shares and Agency Shares for the 100% U.S. Treasury Securities Money or U.S. Government Money Funds.

  Class A Shares are sold with a front-end sales charge of up to 1.50% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. The Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares, Retail Shares and Agency Shares are sold with no front-end sales charge or contingent deferred sales charge.

  Effective December 29, 2006, all outstanding Class C Shares accounts have been closed. Class C Shares were not subject to a front-end sales charge, but investors may have been subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase.

  The following are the investment objectives of each of the Funds:

.. Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high quality money market instruments;

.. Treasury Money Fund--To provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury;

.. New York Tax-Exempt Money Fund-- To provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital;

.. 100% U.S. Treasury Securities Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury;

.. U.S. Government Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities;

.. Enhanced Income Fund--To generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity (the Fund is not a money market fund).

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  For the Enhanced Income Fund, the determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  The Enhanced Income Fund may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Interest income, including amortization of discounts and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company.

  The Bank of New York is the principal operating subsidiary of BNYCo. On December 4, 2006, BNYCo announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

  The transaction is subject to certain regulatory approvals and the approval of BNYCo's and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, BNYCo and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

  The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is paid monthly at a rate of 0.07% on each Fund's daily average net assets for the Money and Treasury Money Funds and 0.08% on each Fund's daily average net assets for the 100% U.S. Treasury Securities

Money and U.S. Government Money Funds. The Advisor's fee is 0.10% for the New York Tax-Exempt Money and Enhanced Income Funds on each Funds first $2 billion of average daily net assets; 0.095% on the next $3 billion of average daily net assets; 0.09% on the next $5 billion; and 0.085% on average daily net assets in excess of $10 billion.

  The Bank of New York serves as the Fund's administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement.

  The Administrator's fee is payable at a monthly rate of 0.05% on each Fund's average daily net assets for the Money, Treasury Money, 100% U.S. Treasury Securities Money and U.S. Government Money Funds. The Administrator's fee is payable at a monthly rate of 0.07% on each Fund's average daily net assets for the New York Tax-Exempt Money and Enhanced Income Funds.

  During the year ended December 31, 2006, The Bank of New York received the following amounts under the administration agreement:

                                      Amount
                                    ----------
Money Fund......................... $3,199,912
Treasury Money Fund................    924,316
New York Tax-Exempt Money Fund.....    138,482
100% Treasury Securities Money Fund      3,097
U.S. Government Money Fund.........      3,282
Enhanced Income Fund...............     46,970

  In addition to acting as Sub-Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2006 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2006, the Money Fund, the Treasury Money Fund and the U.S. Government Money Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/ waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

 New York Tax-Exempt Money Fund

     Hamilton Shares             Premier Shares             Classic Shares
 ------------------------   ------------------------   ------------------------
                    0.25%                      0.50%            0.75%

 100% U.S. Treasury Securities Money Fund and U.S. Government Money Fund

     Hamilton Shares             Premier Shares             Classic Shares
 ------------------------   ------------------------   ------------------------
                    0.20%                      0.45%            0.59%

   Institutional Shares          Agency Shares
 ------------------------   ------------------------
                    0.16%                      0.26%

 Enhanced Income Fund

      Class A Shares          Institutional Shares
 ------------------------   ------------------------
                    0.50%                      0.25%

  The Money Fund and Treasury Money Fund did not have any expense waivers for the year ended December 31, 2006.

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Classic Shares, Retail Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.50% and 1.00% of the annual average daily net assets of the Classic Shares, Retail Shares and Class A Shares, respectively.

  The Distributor has advised the Enhanced Income Fund that it has received front-end sales charges of $33 from the sale of Class A Shares and there were no contingent deferred sales charges imposed upon redemptions of Class C Shares during the year ended December 31, 2006.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan in respect of the Money Fund, the Treasury Money Fund, the New York Tax-Exempt Money Fund, the 100% U.S. Treasury Securities Money Fund, and the U.S. Government Money Fund for all classes (except the Institutional Shares of each of those Funds and the Hamilton Shares of the New York Tax-Exempt Money Fund). The Bank of New York (as a "Service Organization") has entered into a Shareholder Service Agreement with respect to these Shares. Service Organizations perform shareholder support services and certain other related services and administrative assistance.

The shareholder servicing fees are accrued daily and paid monthly at the following annual rates:

                        % of Average
                      Daily Net Assets
                      ----------------
Money Fund and Treasury Money Fund
  Hamilton Shares....      0.05%
  Premier Shares.....      0.30%
  Classic Shares.....      0.30%
  Retail Shares......      0.30%
  Agency Shares......      0.15%

New York Tax-Exempt Money Fund
  Premier Shares.....      0.25%
  Classic Shares.....      0.25%

100% U.S. Treasury Securities Money Fund
 and U.S. Government Money Fund
  Hamilton Shares....      0.05%
  Premier Shares.....      0.30%
  Classic Shares.....      0.30%
  Agency Shares......      0.15%

4. Securities Lending

  Effective August 2006, each Fund may participate in a securities lending program offered by The Bank of New York providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5. Portfolio Securities

  For the year ended December 31, 2006, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                        Enhanced Income Fund
                                       -----------------------
                                        Purchases     Sales
                                       ----------- -----------
                 U.S. Gov't Securities $14,963,401 $20,569,349
                 All Other............  53,870,399  56,705,553

6. Federal Income Taxes

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2006 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                    Capital Loss
                    Carryforward Expiration
                    ------------ ----------
Money Fund.........  $  836,464     2013
                        965,090     2014
Treasury Money
 Fund..............     166,638     2013
                        214,708     2014
New York Tax-Exempt
 Money Fund........       1,681     2007
                          1,412     2010
Enhanced Income
 Fund..............     205,618     2011
                      1,689,718     2012
                      2,085,448     2013
                        482,656     2014

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Money Fund deferred post-October losses in the amount of $279,872 during 2006.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2006 were as follows:

                                               *Distributions Paid From:
                                          ------------------------------------
                                                          Net        Total
                                                       Long Term    Taxable
                                            Ordinary    Capital  Distributions
                                             Income      Gains       Paid
                                          ------------ --------- -------------
 Money Fund.............................. $414,130,212    --     $414,130,212
 Treasury Money Fund.....................  112,540,704    --      112,540,704
 New York Tax-Exempt Money Fund..........      399,376    --          399,376
 100% U.S. Treasury Securities Money Fund      411,349    --          411,349
 U.S. Government Money Fund..............      454,022    --          454,022
 Enhanced Income Fund....................    3,839,634    --        3,839,634

*The following tax-exempt income distributions paid by the New York Tax-Exempt
 Money Fund amounted to $6,912,935.

  The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

                                          *Distributions Paid From:
                                     ------------------------------------
                                                     Net        Total
                                                  Long Term    Taxable
                                       Ordinary    Capital  Distributions
                                        Income      Gains       Paid
                                     ------------ --------- -------------
      Money Fund.................... $199,375,272    $--    $199,375,272
      Treasury Money Fund...........   59,387,714     --      59,387,714
      New York Tax-Exempt Money Fund      199,009     --         199,009
      Enhanced Income Fund..........    5,025,796     --       5,025,796

*The following tax-exempt income distributions paid by the New York Tax-Exempt
 Money Fund amounted to $4,847,334.

  As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                       Undistributed Undistributed             Accumulated    Unrealized         Total
                         Ordinary      Long-Term   Accumulated Capital and  Appreciation/     Accumulated
                          Income     Capital Gains  Earnings   Other Losses (Depreciation) Earnings/(Deficit)
                       ------------- ------------- ----------- ------------ -------------- ------------------
Money Fund............    $89,316         $--        $89,316   $(2,081,426)          --       $(1,992,110)
Treasury Money Fund...     36,102          --         36,102      (381,346)          --          (345,244)
New York Tax-Exempt
 Money Fund...........         --          --             --        (3,093)          --            (3,093)
100% U.S. Treasury
 Securities Money Fund         --          --             --            --           --                --
U.S. Government Money
 Fund.................         --          --             --            --           --                --
Enhanced Income Fund .     76,014          --         76,014    (4,463,440)    $(35,406)       (4,422,832)

7. Written Option Activity

  For the year ended December 31, 2006, the Enhanced Income Fund did not have any written options activity.

8. Reclassification of Capital Accounts

  At December 31, 2006, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of the amortization of premiums, reclassification of distributions, paydown gains/(losses), and the expiration of unused capital loss carryforwards. Net investment income, net realized gains, and net assets were not affected by these changes.

                                                   Income
                                               Undistributed
                             Undistributed     Capital Gains/    Paid in
                             Net Investment (Accumulated Losses) Capital
                             -------------- -------------------- -------
        Enhanced Income Fund    $(18,939)         $18,939          --

9. Concentration of Risk

  The New York Tax-Exempt Money Fund invest substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

10. New Accounting Pronouncements

  On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

  On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

         Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
BNY Hamilton Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New
York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund, BNY Hamilton U.S. Government Money Fund, and BNY Hamilton Enhanced Income Fund, each a series of BNY Hamilton Funds, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2006, the related statements of operations for the year then ended (with respect to the BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, the period October 1, 2006 (commencement of operations) to December 31, 2006), and the statements of changes in net assets and financial highlights for each of the two years in the period then ended (with respect to the BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money
Fund, the period October 1, 2006 to December 31, 2006). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the periods within the three year period ended
December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial highlights.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund, BNY Hamilton U.S. Government Money Fund and BNY Hamilton Enhanced Income Fund as of December 31, 2006, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 14, 2007

         Information about Advisory Agreements (Unaudited)

    The directors unanimously approved at a meeting held on September 20, 2006 the Investment Advisory Agreements between the Funds and the Adviser in respect of each of the BNY Hamilton 100% U.S. Treasury Securities Money Fund and the BNY Hamilton U.S. Government Money Fund (each, a "Portfolio") (collectively, "Agreements").

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser, including expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors met with management of the Adviser and counsel independent of the Adviser in person on September 19 and 20.

    In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel at which no representatives of the Adviser were present, including sessions of the independent directors meeting separately. In their deliberations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

       1.the nature, extent and quality of investment and administrative services expected to be rendered by the Adviser;

       2.payments expected to be received by the Adviser from all sources in respect of each Portfolio;

       3.the costs expected to be borne by, and expected profitability of, the Adviser and its affiliates in providing services to each Portfolio;

       4.comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

       5.whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

       6.the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser may benefit from soft dollar arrangements;

       7.other fall-out benefits which the Adviser and its affiliates are expected to receive from their relationships to the Portfolios;

       8.information about fees charged by the Adviser to other clients with similar investment objectives;

       9.the professional experience and qualifications of each Portfolio's portfolio management team and other senior personnel of the Adviser; and

      10.the terms of the Agreements.

    The directors also considered the nature and quality of the services expected to be provided by the Adviser based on their experience as directors and on the responses and materials provided by the Adviser in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. To the extent possible, the directors evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

    The directors determined that the overall arrangements between each Portfolio and the Adviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by the Adviser

    The directors noted that, under the Investment Advisory Agreements, the Adviser will manage the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also will provide each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

    The directors considered the scope and quality of services to be provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided to the Funds in general had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Funds' compliance programs, and that these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they will dedicate to performing services for the Portfolios. The quality of other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also was considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Funds, including an examination conducted by the Securities and Exchange Commission in late 2005. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services expected to be provided to each of the Portfolios under the Investment Advisory Agreements.

Costs of Services Provided and Profitability to the Adviser

    The Adviser noted that the directors had received information about the Adviser's profitability with respect to the Funds at the directors' meeting in May 2006 and that its profitability with respect to each Portfolio was expected to be consistent with that data. The directors reviewed with management its assumptions and the methods of allocation used in preparing the data. The Adviser discussed the limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser, where each of the advisory products draws on, and benefits from, the research and other resources of the organization as a whole.

    The directors recognized that it is difficult to make comparisons of profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors focused on the expected profitability of the Adviser's relationships with the Portfolios before taxes and distribution expenses. The directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not expected to be excessive. In reaching this view, the directors viewed favorably the reduction in administration fees for the money market funds to 0.09% on each fund's first $3 billion of average daily net assets and 0.075% on each fund's average daily net assets in excess of $3 billion as of July 1, 2004, the further reduction to 0.07% of average daily net assets as of July 1, 2005 and the further reduction to 0.05% of average daily net assets of the Money Fund and the Treasury Money Fund as of November 15, 2005. The directors noted that 0.05% fee would also apply to each Portfolio. The directors also noted information provided by the Adviser regarding certain anticipated increases in the cost of providing services to the Portfolios.

Fall-Out Benefits

    The directors considered that the Adviser may benefit from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolios' purchases and sales of securities. The directors received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolios as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' custodian and provides cash management and fund accounting services to the Funds. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above.

Advisory Fee and Other Expenses

    The directors considered the advisory fee rate proposed to be paid by each Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Adviser charges other clients, including institutional clients, with investment objectives similar to those of the Portfolios.

    The directors noted that advisory fees to be charged to each Portfolio tended to be at the lower end of the range of those charged to other clients. The directors were also mindful that, for each Portfolio, the Adviser had capped expenses and would not be receiving the full amount of its advisory fee. The Adviser reviewed with the directors the significant differences in the scope of services provided to institutional clients and to the Portfolios.

    The directors also considered the advisory fees and expected total expense ratio of each Portfolio in comparison to the fees and expenses of a subset of funds within the relevant Data Provider Category with a similar asset size (referred to herein as a Portfolio's peer group) as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable to the Portfolios.

Economies of Scale

    The directors recognized the beneficial effects of the July 1, 2004, July 1, 2005 and November 15, 2005 reductions in administration fees, which will be applied to each Portfolio.

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                               Principal Occupations
     Directors         Position                During Past Five Years
     ---------         --------                ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934              Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1952                              Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to 2003.

Karen Osar......... Director        Senior Vice President and Chief Financial
  1949                              Officer, Chemtura, Inc., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Mead Westvaco Corp., 2002 to 2003;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956                              Officer, Arroyo Video, 2004 to 2005;
                                    President, Chief Financial Officer and Chief
                                    Operating Officer, Insight Communications,
                                    2000 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  1948                              Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  1939                              Bank of New York, 1994 to 2003.

                                                        Principal Occupations
       Directors             Position                   During Past Five Years
       ---------             --------                   ----------------------
Joseph Mauriello....... Director            Retired; Deputy Chairman, KPMG LLP,
  1944                                      2004-2006; Vice Chairman, Financial Services,
                                            KPMG LLP, 2002-2004; Partner, KPMG LLP,
                                            1974-2006.

       Officers
       --------

Kevin J. Bannon........ President and       Executive Vice President and Chief Investment
  1952                  Chief Executive     Officer, The Bank of New York, 1993 to
                        Officer             Present.

Guy Nordahl............ Treasurer and       Vice President, The Bank of New York, 1999
  1965                  Principal Financial to Present.
                        Officer

Ellen Kaltman.......... Chief Compliance    Managing Director, Compliance, The Bank of
  1948                  Officer             New York, 1999 to Present.

Kim R. Smallman**...... Secretary           Counsel, Legal Services, BISYS Fund Services
  1971                                      Ohio, Inc., 2002 to Present; Attorney, Private
                                            Practice, 2000 to 2002.

Molly Martin Alvarado** Assistant Secretary Paralegal, BISYS Fund Services Ohio, Inc.,
  1965                                      2005 to Present; Blue Sky Corporate Legal
                                            Assistant, Palmer & Dodge LLP, 1999 to 2005;
                                            Business Law Legal Assistant Coordinator,
                                            Palmer & Dodge LLP, 2002 to 2005.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Kim Smallman and Molly Martin Alvarado is c/o BISYS, 100
   Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor and Sub-Administrator
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Institutional Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Agency Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Retail Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund or the BNY Hamilton Enhanced Income Fund.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016
                                                               BNY-AR-MNY 12/06

                                   [LOGO] BNY


                                 ANNUAL REPORT


                               DECEMBER 31, 2006


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK




   CORE BOND FUND

   HIGH YIELD FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE TAX-EXEMPT FUND

   MUNICIPAL ENHANCED YIELD FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2006. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The year just ended turned out to be a very good one for the U.S. stock markets, but the path toward those results was far from straight. In the first four months of the year, U.S. equities enjoyed healthy gains, driven by positive economic indicators and a sense that inflation remained under control. After peaking in early May, however, stocks soon came under pressure, as spiking gas prices, higher interest rates, and fears of inflation caused investors to lose their taste for risk and turn away from volatile equities. As a more bearish, defensive sentiment began to prevail in the market, investors' preferences shifted from the smaller-cap stocks that had outperformed early in the year to more established, larger-capitalization holdings.

In the second half of the year, however, the markets took on a more positive tone once again. The Federal Reserve brought its two-year string of interest-rate hikes to a halt after its June meeting, a development that was greeted warmly in the equity markets. Fears of inflation diminished, as did concerns that the Federal Reserve might go too far with its rate hikes and bring about a substantial economic slowdown--or even a recession--with its actions. Very strong corporate earnings reports fueled positive sentiment, and investors were once again willing and eager to move into more volatile, small-cap stocks. A new wave of merger and acquisition activity further buoyed equity valuations.

Continuing multi-year trends, small-cap stocks outperformed large caps, and value stocks outperformed their growth counterparts for the year. For the twelve months ended December 31, 2006, the S&P 500(R) Index of large-capitalization U.S. stocks returned 15.79%. The Russell 2000(R) Index of small-cap stocks posted a total return of 18.35% for the same period.

Despite the strong finish to 2006, there is some trepidation about the months ahead, with mixed indicators for interest rates, inflation, and economic growth. The persistence of the flat yield curve--one in which yields for long-maturity securities are essentially the same as those for short-term issues--has captured particular notice, as such a yield profile is often viewed as a precursor to an economic slowdown. There is also concern about the impact of high gas prices and rising interest rates on consumer spending going forward. Nonetheless, other signs point to reasonable levels of economic growth, and consumer confidence has thus far remained generally resilient.

Global markets experienced the same types of mood swings during the year. Much as in the U.S., signs of positive economic growth first buoyed investor sentiment in a broad range of international equity markets. In the year's second quarter, though, fears of inflation and higher interest rates took their toll, costing many foreign markets much of the gains they enjoyed earlier in the year. The year's second half was generally stronger than the first, with strong earnings and a more stable interest-rate environment providing the foundation for rallies in the market averages.

Over the year, the U.S. dollar remained weak relative to most major global currencies, which benefited dollar-based investors in foreign markets. The weaker dollar can help companies that do business outside the U.S., as it reduces the price paid by customers in foreign markets. At the same time, it can effectively raise the price paid for imported goods in the U.S.--this may not always be good news for consumers, but it can help domestically produced goods compete more effectively against products made outside the U.S.

For the twelve months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 26.34%, outpacing major domestic equity indexes.

In the fixed-income markets, the Federal Reserve remained the center of attention--first for what it did, then for what it did not do. New Federal Reserve Chairman Ben Bernanke proved to have a very different communication style from his longtime predecessor Alan Greenspan, but his vigilance concerning inflation proved to be quite similar. In the first half of the year, the Federal Reserve raised short-term rates four times, bringing the federal funds target rate up a full percentage point to 5.25%.

Given the Federal Reserve's two-year-long campaign of rate hikes, these increases could not be described as surprising, though they were not entirely anticipated at the beginning of the year when many thought only one or two more hikes might be forthcoming. But as the year unfolded, indicators of higher than anticipated inflation emerged. After the June rate increase, though, the Federal Reserve was ready for a pause--and that pause lasted through the end of the year. The bond market responded to the Federal Reserve's shift with a strong rally in the second half of the year. With the end of rate increases at the short end of the yield curve, the rally caused the yield curve to flatten and then invert. This type of profile is often seen as a sign of impending recession, but not all indicators are pointing in that direction. Although the slowdown in the housing market is notable, strength in consumer spending, strong corporate earnings and benign levels of inflation are offsetting sources of optimism.

In the bond markets, Treasury securities outperformed the major "spread" sectors, including Corporate, Mortgage-Backed, Asset-Backed, and Agency securities over the first six months of the year, primarily because of their performance in the risk-wary environment that prevailed during the second quarter. In the second half of the year, however, Treasurys took a back seat as the strong bond rally saw all major spread sectors outperform similar-maturity Treasurys. The strong environment for corporate earnings and investors' willingness to once again take on higher levels of investment risk helped lower-quality Corporate issues to perform particularly strongly.

While the past year ended on a generally positive tone, many areas of uncertainty continue to face investors. Energy prices have backed down from their painfully high levels, though they still remain exposed to the risk of being closely tied to some of the world's most volatile regions. While major terrorist attacks have been avoided, the ongoing wars in Iraq and Afghanistan--and the potential for additional armed conflicts elsewhere in the world--continue to cast a shadow on the world stage. And while interest rates and inflation are at reasonable levels now, in both cases there is some question as to their future direction. A new era has dawned in Washington, with control of Congress changing hands. This shift has generally been seen as positive, though just what impact any new legislation may have on the financial markets remains to be seen.

While a degree of caution is always advisable when dealing with the financial markets, we are optimistic about the prospects for 2007. The U.S. economy, as well as most major economies around the globe, continues to exhibit fundamental, sustainable strength. While there may be signs of a possible slowing of growth in the months ahead, at this point there appears to be little concern about outright recession. Worker productivity remains high, providing an essential underpinning for future growth without sparking inflation.

The coming year is sure to include some unforeseen turns of events; such is the nature of the world in which we live. Whatever may happen in the months to come, you can be assured that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We appreciate the confidence you are placing in us.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents


Questions & Answers............. Page   5

Fees and Expenses...............       28

Portfolio Summaries.............       31

Schedules of Investments........       35

Statements of Assets and
 Liabilities....................      102

Statements of Operations........      106

Statements of Changes in Net
 Assets.........................      110

Financial Highlights............      114

Notes to Financial Statements...      128

Report of Independent Registered
 Public Accounting Firm.........      141

Directors and Officers..........      142

BNY HAMILTON CORE BOND FUND


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

An Interview with Patrick K. Byrne, Managing Director and Portfolio Manager

Q. What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A. The Federal Reserve has kept its target for short-term rates at 5.25% since late June 2006, reflecting a slowing economy that appears to be heading toward moderate growth. Concerns over the implications of a weakening housing market caused interest rates to fall during the second half of 2006, though rates did rise somewhat in December as housing numbers, along with other economic indicators, marginally improved. Short money-market rates remained higher, with one result being an inversion in the yield curve from short-term rates to the 30-year bond.

   The inverted yield curve and the fact that Treasury yields are significantly below the federal funds target rate suggest that bond investors expect the economy to slow markedly. That could compel the Federal Reserve to cut short-term rates in 2007. In the past, an inverted yield curve often--though not always--has preceded a recession. It is believed that a lower term premium--that is, a decline in the extra expected return that investors demand for long-term securities--is the reason long-term rates remain so low. This is also why the current inversion does not automatically indicate a recession.

   The Corporate and Securitized (Mortgage-Backed, Commercial Mortgage-Backed and Asset-Backed Securities) sectors of the bond market performed well over the course of the year, outperforming Treasurys.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund provided a total return of 3.93% for Institutional Shares for the twelve months ended December 31, 2006. In comparison, the Lehman Brothers(R) Aggregate Bond Index returned 4.33% for the same period.

   The Fund underperformed its benchmark for 2006 largely because our cautious outlook with regard to corporate bonds led us to focus on higher quality issues. The factors that drove the Fund's performance were its exposure to spread (non-Treasury) sectors, particularly the strong overweighting in the Securitized sector, and security selection in both the Corporate and Securitized sectors.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Virtually all spread sectors had positive excess returns over Treasurys over the year. As we have mentioned, our overweightings in these sectors are primarily responsible for the Fund's performance. Our overweighting in high-quality Securitized bonds helped to increase the Fund's yield. Additionally, Commercial Mortgage securities prospered as that sector of the real estate market remained robust. Investment-grade corporate bonds performed solidly during the year, though their yield advantage over Treasurys was relatively modest.

   Late in the year, we added new global currency and interest-rate strategies to the Fund, which contributed positively to our performance.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Over the first half of the year, we kept the Fund's duration somewhat short of its benchmark level, a posture that made sense while it appeared interest rates were still rising. In the year's second half, the weakening housing market and the Federal Reserve's pause in rate increases led us to slightly lengthen the Fund's duration.

   After having reduced the Fund's exposure to corporate bonds in the first six months of the year, we transitioned back to a fuller weighting in the Credit sector in the second half. We based this move on our view that solid performance by bonds in this sector was likely to continue through the end of the year. We did, however, maintain a higher credit-quality bias, underweighting lower-quality BBB bonds in the portfolio.

   In the prevailing low-volatility environment, we kept the Fund's substantial overweighting in the Securitized sector; more than 65% of assets reside in Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities. This contrasts with a 41% weighting for these bonds in the Lehman Aggregate Index.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Conflicting economic data suggest that the Federal Reserve is likely to remain on the sidelines until at least May or June. Economic growth has shown resilience outside of the housing sector, but this sector remains an area of concern. Labor statistics aren't giving the central bank any reason to cut rates, particularly since inflation remains above its comfort zone of 1% to 2%. Core inflation is, however, expected to decelerate in coming months.

   With the Federal Reserve on hold for the near future, we anticipate keeping duration slightly short of the benchmark. We believe this environment will be relatively favorable for spread bonds, so we intend to maintain our overweighting in those sectors. Regardless of the interest-rate environment, the Fund will continue to emphasize Mortgage holdings that have the potential to outperform in a range of market scenarios.

   In the Corporate sector, weakening macroeconomic trends and a continuation of shareholder-friendly activity may cause some difficulty in coming months. To prepare for such a scenario, we are keeping our bias toward higher credit quality, and focusing on issuers less susceptible to leveraging transactions.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     3.93%        3.93%         -0.83%        -0.83%
        5 Years.    22.62%        4.16%         15.93%         3.00%
        10 Years    66.38%        5.22%         55.37%         4.51%

Note: Returns for BNY Hamilton Funds are after fees.
                                    [CHART]



                    Core Bond
                       Fund               Lehman Bros./(R)/
                  (Institutional           Aggregate Bond
                      Shares)                  Index
                  --------------         -----------------
  12/31/1996        $10,000                   $10,000
  12/31/1997         10,818                    10,969
  12/31/1998         11,744                    11,920
  12/31/1999         11,571                    11,821
  12/31/2000         12,656                    13,196
  12/31/2001         13,569                    14,307
  12/31/2002         14,666                    15,776
  12/31/2003         15,169                    16,425
  12/31/2004         15,762                    17,138
  12/31/2005         16,009                    17,554
  12/31/2006         16,638                    18,314



This chart represents historical performance of a hypothetical investment of $10,000 in the Core Bond Fund (Institutional Shares ) from 12/31/96 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The quoted performance includes Institutional performance of common trust fund ("Commingled") accounts advised by The Bank of New York prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The inception date for the Institutional Shares is April 1, 1997. The inception date for the Class A Shares is May 1, 1997. For periods prior to the commencement of operations of Class A Shares, performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the table.

Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. An investor cannot invest directly in any index.

BNY Hamilton High Yield Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund's share price may decline.

An Interview with Michael McEachern, CFA, Senior Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: In the first half of the year, there appeared to be some let up in investors' previously almost insatiable appetite for risk. Beginning in early May, commodities, emerging market securities, and small cap stocks all took a turn downward. We anticipated this shift in sentiment, which also affected higher-quality High-Yield bonds.

   With the Federal Reserve's decision to suspend short-term rate increases in the second half of 2006, investors' appetite for riskier assets was reawakened. In High Yield, the weakest sectors became the best performers. Autos, led by Ford and General Motors, returned more than 23% for the full year. Defaulted securities returned better than 18% over the same period. In an environment favoring lower-quality bonds, returns from our portfolio--which emphasizes securities in the higher-quality portion of the High Yield universe--lagged those of the broader High-Yield market.

   In our view, lower-quality bonds are currently overvalued, and thus remain vulnerable to any shift in investors' preferences in favor of a lower risk profile. This increase in potential volatility, combined with abnormally rich valuations, may finally put an end to investors' disregard for the risk these securities can present.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: For the twelve months ended December 31, 2006, the Fund returned 6.67% for Institutional Shares. For the same period, the Merrill Lynch(R) BB-B Non-Distressed Index returned 10.52%.

   The Fund underperformed its benchmark for 2006 largely because of our concern for credit quality. Top performers Ford and GM (which account for approximately 11% of the index) don't score very well under our strict credit screens; as a consequence, we didn't hold them at all during the first quarter of the year, and we underweighted them for the balance of 2006.

   While our bias toward higher-quality issues and avoidance of the most volatile, highest-yielding bonds is consistent with our emphasis on managing risk, over the past year it resulted in a significant income sacrifice.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: As we have mentioned, our holdings in Autos performed very strongly, though our underweighting in these issues detracted from performance.

   In keeping with our quality focus, we overweighted the Energy, Utility and Satellite TV sectors, which have historically been among the healthier industries in the High-Yield universe. The portfolio was also concentrated in the more broadly distributed and liquid issues of the High Yield market. We believe this approach to the market is an appropriate strategy for the long term but, in a year highlighted by a rally among distressed issues, it hurt overall performance.

   During the first half of the year, we held a defensive position in Treasurys; it did not perform as we had anticipated, and we removed these bonds from the portfolio before the end of June. Similarly, our complement of Investment Grade positions (many of which had been upgraded from High Yield status) did not respond to the low-quality rally.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Despite the current rally among low-quality bonds, we did not depart from our long-term strategy of focusing on higher-quality BB-rated and B-rated bonds. Rather than chasing short-term trends in the search for yield and return, we continue to abide by a strict credit-research doctrine. Staying true to our key investment principles may cause periods of short-term underperformance, as it has in the past year. We continue to believe, however, that this is a worthy approach for the longer term and that it will prove to be prudent over a full credit cycle.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The concept of event risk--that is, negative impact from unexpected news--has been generating widespread attention over the past year as leveraged buyouts (LBOs) have returned as a major factor in the financial world. Despite this effect, High Yield bond market participants have shown a general disregard for the consequences of taking on increased levels of risk. In this environment, we believe bondholders are not being adequately protected from such risk, nor properly compensated for assuming it.

   In response, we have reviewed all bonds and issuers, and ranked them according to their potential event risk. In the process, we have made adjustments to the portfolio that we believe will position the Fund to outperform less risk-conscious portfolios as adverse events occur.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........     6.67%        6.67%          1.77%        1.77%
    3 Year.........    17.68%        5.58%         11.72%        3.76%
    Since Inception
      (5/01/03)....    25.29%        6.34%         18.76%        4.80%

Note: Returns for BNY Hamilton Funds are after fees.

                              [CHART]
                   High Yield
                      Fund          Merrill Lynch/(R)/ BB-B
                 (Institutional        Non-Distresssed
                     Shares)                Index
               ----------------     -----------------------
5/1/2003            $10,000               $10,000
6/30/2003            10,120                10,693
9/30/2003            10,217                10,883
12/31/2003           10,647                11,451
3/31/2004            10,876                11,728
6/30/2004            10,714                11,585
9/30/2004            11,210                12,157
12/31/2004           11,506                12,581
3/31/2005            11,300                12,423
6/30/2005            11,581                12,805
9/30/2005            11,636                12,911
12/31/2005           11,746                13,012
3/31/2006            11,815                13,336
6/30/2006            11,723                13,306
9/30/2006            12,121                13,848
12/31/2006           12,529                14,380


This chart represents historical performance of a hypothetical investment of $10,000 in the High Yield Fund (Institutional Shares) from 5/1/03 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will waive management fees, and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.89% and 1.14%, respectively, of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. Had expenses not been limited, the average annual total return would have been lower. Inception date for this Fund is May 1, 2003.

The Merrill Lynch(R) BB- B Non-Distressed Index is an unmanaged index considered to be representative of BB and B rated corporate bonds. An investor cannot invest directly in any index.

BNY Hamilton Intermediate Government Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with William Baird, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: In the year's first half, growing anticipation of inflation along with signs of strength in the U.S. economy prompted the Federal Reserve to raise the federal funds target rate by 0.25 percentage points at four consecutive meetings. That brought the total number of increases since June 2004 to 17, and lifted the rate to 5.25%.

   At that point, the Federal Reserve shifted from a tightening monetary policy to a balanced approach, which led them hold the federal funds rate at 5.25% through the end of the year. This shift in policy was in response to some emerging signs of economic weakness, particularly in the housing sector, and inflation that remained at benign levels.

   Having enduring a sell-off across the yield curve in the first half of the year, the bond market reacted to the Federal Reserve's policy shift with a second-half rally. Rates finished the year only marginally higher than where they began, while flattening by about 0.20 percentage points from the two-year point to the 10-year point.

   Non-Treasury, or spread, issues experienced some weakness in the year's first six months, but rebounded strongly to post positive excess returns across all sectors in the second half. Yields in the high credit-quality tiers, including Mortgages, Agencies and Asset-Backed securities, tightened by about 0.08 percentage point for the year. Lower-quality Corporate bonds (those rated A and BBB) fared even better, with their yields tightening by more than 0.10 percentage point in some sectors.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the twelve months ended December 31, 2006, the Fund returned 3.58% for Institutional Shares. Over the same period, the Lehman Brothers(R) Intermediate Government Bond Index returned 3.84%.

   The Fund underperformed its benchmark largely because of our longer duration positioning relative to the benchmark in a period when interest rates rose. Our overweightings in the Agency and Mortgage sectors benefited performance, as bonds in both of those sectors saw their yields tighten relative to Treasurys over the year. In addition, the Fund's holdings in seasoned premium Mortgage pools and long-duration Agencies provided stable sources of income.

   Portfolio composition and ratings are subject to change.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Bonds from all of the spread (non-Treasury) sectors outperformed Treasury holdings for the year. Two factors were primarily in play in the bond markets over the period: the flattening of the yield curve in the two- to ten-year range, and the tightening of yields in spread sectors. Long-duration Agency securities participated in both of these trends, helping to make them the portfolio's best performers.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We kept the Fund's duration, or sensitivity to rising interest rates, longer than that of its Lehman Brothers benchmark, but shorter than its Lipper peer group average. In response to sell-off that took place in the first half of the year, we increased the duration of the Fund's Treasury holdings in the intermediate maturity range.

   To maintain the Fund's exposure to Mortgages while the sector was performing strongly, as we received principal payments we reinvested them in additional Mortgage pools.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The relatively flat Treasury yield curve implies there is some risk that the Federal Reserve may hold the federal funds rate at its current level for too long, potentially requiring future rate cuts in order to offset economic weakness that may result. While we believe this scenario is possible, we also believe that the market has already factored in this potential turn of events; we therefore don't believe the yield curve is likely to flatten much further.

   In this environment, we anticipate employing these key strategies. First, we plan to keep the Fund's duration short of the Lipper peer group average to help protect against a potential upward shift in the yield curve. Within these bounds, though, we may still look for opportunities to extend duration to a closer to neutral level. Second, we may also seek to move some of our exposure from bonds with the longest maturities to the intermediate segment of the yield curve. This could allow the Fund to benefit if the yield curve moves from its current flat profile and becomes steeper. Finally, we plan to keep a significant weighting in Mortgage and Agency securities, and to even add to these holdings should their yields rise.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     3.58%        3.58%         -1.07%        -1.07%
        5 Years.    23.18%        4.26%         16.48%         3.10%
        10 Years    68.41%        5.35%         57.22%         4.63%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                    Intermediate      Lehman Bros./(R)/
                     Govt. Fund         Intermediate
                   (Institutional        Government
                       Shares)             Index
                   --------------     -----------------
  12/31/1996         $10,000              $10,000
  12/31/1997          10,785               10,772
  12/31/1998          11,593               11,685
  12/31/1999          11,509               11,743
  12/31/2000          12,779               12,972
  12/31/2001          13,672               14,065
  12/31/2002          15,092               15,420
  12/31/2003          15,372               15,774
  12/31/2004          15,861               16,139
  12/31/2005          16,259               16,412
  12/31/2006          16,841               17,042


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Government Fund (Institutional Shares) from 12/31/96 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Class A Shares (formerly known as Investor Shares), adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The Advisor had agreed to assume a portion of the expenses for this Fund until April, 2007. Had expenses not been assumed, the ten year return would have been lower.

The Lehman Brothers(R) Intermediate Government Index is an unmanaged index of intermediate-term government bonds. Investors cannot invest directly in any index.

BNY Hamilton Intermediate New York Tax-Exempt Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.

An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: From the beginning of the year, the fixed income markets' behavior was largely influenced by actions and expectations of the Federal Reserve, the strength of the economy, and inflation concerns. Interest rates moved higher during the first half of the year. By June, the Federal Reserve capped two years of tightening by raising the Federal funds target rate to 5.25%, where it has since remained unchanged. Municipal bond yields moved 0.20 to 0.60 percentage points higher across the maturity spectrum during this period.

   During the second half of the year, interest rates reversed their upward course from the first half. Several factors contributed to the decline, including the Federal Reserve's decision not to raise the target rate further, the decline in the price of oil, and evidence of weakness in the housing market and the broader economy. By the end of the second half, municipal bond yields had fallen between 0.20 and 0.45 percentage points across the yield curve, and returns were once again in positive territory. Bonds at the longer end of the municipal yield curve continued to perform surprisingly well as yields on issues with maturities of twenty years and longer traded at levels 0.05 to 0.10 percentage points lower than those seen in June 2003, when rates were at multi-decade lows.

   As it did in 2005, the yield curve flattened further in 2006. The difference in yield between a one-year and a 20-year bond was about 0.60 percentage point at year-end, down from 1.20 percentage points at the end of 2005.

   At the beginning of 2006, the Municipal market faced a 15% decrease in issuance versus the previous year. This decline was driven by a more than 50% drop in issuance for refunding purposes. In the face of this falling supply, investor demand remained healthy, providing ample support for Municipal bond prices. New issue volume changed course in the second half of the year, however, and the final tally of new bond issues marketed during the year was $383 billion, just 6% behind its 2005 level and the second-highest on record. While refunding issuance was off by about 40% from 2005, new money issuance was up 16%. Issuance in New York fell 25% from the previous year's levels.

   Credit quality of municipal bond issuers has continued to be strong. Both New York State and New York City have experienced improved financial positions because of their strong economies and impressive revenue growth.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund's total return was 3.64% for the Institutional Shares for the twelve months ended December 31, 2006. For the same period, the Lehman Brothers(R) Five-Year and Seven-Year General Obligation Bond Indexes returned 3.39% and 4.05%, respectively.

   In the first half of the year, for nearly all maturities, interest income barely offset the decline in principal values caused by rising interest rates, and bonds with the shortest maturities provided the best returns. The decline in interest rates during the second half of the year brought total returns for all maturity ranges back into positive territory for the year, reversing the flat-to-negative returns seen at the end of June. By year-end, bonds at the longer end of the yield curve produced the best returns.

   The Fund has positions across most of the maturity spectrum, with the highest concentration in bonds with maturities between five and fifteen years. While these bonds performed well, they did not produce as high a return as bonds maturing in the twenty-year range, an area where we did not have exposure.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: On a year-over-year basis, bonds with maturities of ten years and longer offered the best performance, with returns moving progressively higher as maturity grew longer. Approximately 35% of the Fund's holdings have maturities of ten years and longer. While bonds maturing in less than five years also produced positive returns, they were notably lower. At year-end, our allocation to bonds maturing in less than five years was approximately 18%.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Believing that most of the Federal Reserve's tightening activity was behind us and that interest rates would not rise much more, over the year we moved some assets out of short-term positions and into longer-maturity bonds. This reflected our continued move away from the barbell strategy we had employed over the previous few years, in which assets were focused on the short and long ends of the yield curve, with little in between.

   We concentrated our new purchases in high-quality New York issues, with most maturities between five and twelve years. Because we felt that bonds with maturities past fifteen years were overvalued, we did not participate in that sector. The Fund's average maturity and average duration ended the year at 5.3years and 4.5 years, respectively.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: In early 2007, the municipal bond market will be paying close attention to the aftermath of a recent decision by the Kentucky Court of Appeals regarding the tax treatment for out-of-state municipal bonds. In the Davis
   v. Commonwealth of Kentucky case, the court ruled that Kentucky's preferential treatment of interest on in-state bonds violates the Commerce Clause of the U.S. Constitution.

   The U.S. Supreme Court has been requested to review this case on appeal. If it does, the outcome could have impact on how bonds issued by "specialty" states, such as New York, trade relative to out-of-state alternatives. Given the long history of preferential tax treatment of interest earned on "in-state" bonds, we are not changing the Fund's investment strategy at this time.

                   Institutional Shares           Class A Shares              Class C Shares
                --------------------------- --------------------------- ---------------------------
                 Cumulative  Average Annual  Cumulative  Average Annual  Cumulative  Average Annual
    Period      Total Return  Total Return  Total Return  Total Return  Total Return  Total Return
    ------      ------------ -------------- ------------ -------------- ------------ --------------
1 Year.........     3.64%        3.64%         -1.01%        -1.01%        2.71%         2.71%
5 Years........    22.20%        4.09%         15.55%         2.93%          N/A           N/A
10 Years.......    53.74%        4.39%         43.80%         3.70%          N/A           N/A
Since Inception    87.38%        4.46%         75.27%         3.98%        4.77%         2.00%
   8/24/04--Class C Shares

Note: Returns for BNY Hamilton Funds are after fees.

                     [CHART]
                 Intermediate
                 NY Tax-Exempt
                    Fund         Lehman Bros./(R)/   Lehman Bros./(R)/
               (Institutional       5 Yr G.O.         7 Yr G.O. Muni
                   Shares)        Muni Bond Index        Bond Index
               ---------------    ---------------     -----------------
 12/31/1996        $10,000          $10,000              $10,000
 12/31/1997         10,639           10,648               10,768
 12/31/1998         11,203           11,271               11,453
 12/31/1999         11,052           11,351               11,433
 12/31/2000         12,009           12,223               12,473
 12/31/2001         12,582           12,955               13,092
 12/31/2002         13,687           14,121               14,401
 12/31/2003         14,207           14,712               15,206
 12/31/2004         14,541           15,147               15,740
 12/31/2005         14,834           15,312               16,023
 12/31/2006         15,374           15,831               16,672



This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate New York Tax-Exempt Fund (Institutional Shares) from 12/31/96 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. Cumulative Total Return and Average Annual Total Return reflect the deduction of a 1% contingent deferred sales charge for Class C Shares, which may apply if shares are redeemed within 12 months after purchase. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Class A Shares (formerly known as Investor Shares), adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The Advisor had agreed to assume a portion of the expenses for this Fund until April, 2007. Had expenses not been assumed, the average annual return would have been lower.

The Lehman Brothers(R) 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

The Lehman Brothers(R) 7 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

BNY Hamilton Intermediate Tax Exempt Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Jeffrey Noss, Managing Director and Portfolio Manager

Q. What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: An active Federal Reserve raised rates four times during the year's first six months, bringing the federal funds target rate up to 5.25%. The Federal Reserve's actions reflected concern that domestic growth during the first half of the year was too rapid, and could eventually prove inflationary. These moves had a predictably negative impact on the fixed-income markets. Since June, however, the Federal Reserve has stayed on the sidelines. The Federal Reserve's inaction helped to spark a sharp bond rally, overcoming the weakness of the first six months. Indeed, the bulk of the Fund's return for the year was produced during the second half.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the twelve months ended December 31, 2006, the Fund posted a total return of 3.44% for Institutional Shares. In comparison, the Lehman Brothers(R) Five-Year and Seven-Year Municipal Bond Indexes returned 3.39% and 4.05%, respectively, for the same period.

   The Fund's outperformance relative to the Lehman Brothers(R) Five-Year Index resulted from the Fund's somewhat longer duration. After the Federal Reserve stopped raising rates in the year's second half, longer duration equated to higher total return. Our bias toward high credit quality caused us to give up a bit of yield, which resulted in our underperformance relative to the Lehman Brothers Seven-Year Municipal Bond Index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Clearly, the longest-duration securities did best once the Federal Reserve moved to the sidelines. Credit quality among bond issuers was on the upswing in 2006, so few sectors faced declines based on eroding credit quality. In this environment, sector weightings didn't have a meaningful impact on performance.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Market psychology differed greatly in the first half of the year versus the second, and so did our application of our strategy. We attempted to create more of a barbell structure in the first half of the year, emphasizing securities at the long and short ends of our maturity range in an effort to mitigate the impact of the Federal Reserve's actions. Once rates stopped rising in the second half, extending the portfolio's duration was a more appropriate approach.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: There continue to be many areas of uncertainty on the global level.
   Domestically, we can see further improvement in the economy; there appears to be reasonable likelihood of sustainable growth with acceptable levels of inflation. That's not to say that all signs are unequivocally positive, however, particularly with respect to the housing market.

   In this potentially changeable environment, the Fund's asset class--which by its nature is well below the midpoint of the risk and volatility scale for financial assets in general--can be very attractive, as it has been able to provide reasonable returns over full interest-rate cycles.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     3.44%        3.44%         -1.21%        -1.21%
        5 Years.    21.42%        3.96%         14.93%         2.82%
        10 Years    51.95%        4.27%         42.14%         3.58%

Note: Returns for BNY Hamilton Funds are after fees.

                                 [CHART]
                  Intermediate
                   Tax-Exempt
                      Fund       Lehman Bros/(R)/     Lehman Bros/(R)/
                 (Institutional  5 Yr G.O. Muni        7 Yr G.O. Muni
                     Shares)      Bond Index           Bond Index
                      ----        ----------           ----------
 12/31/1996         $10,000        $10,000              $10,000
 12/31/1997          10,609         10,648               10,768
 12/31/1998          11,179         11,271               11,453
 12/31/1999          10,949         11,351               11,433
 12/31/2000          11,967         12,223               12,473
 12/31/2001          12,515         12,955               13,092
 12/31/2002          13,671         14,121               14,401
 12/31/2003          14,169         14,712               15,206
 12/31/2004          14,485         15,147               15,740
 12/31/2005          14,690         15,312               16,023
 12/31/2006          15,195         15,831               16,672


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Tax-Exempt Fund (Institutional Shares) from 12/31/96 to 12/31/06.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price and reinvestment of dividends and capital gains. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The quoted performance includes Institutional performance of common trust fund ("Commingled") accounts advised by The Bank of New York prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The inception date for the Institutional Shares is April 1, 1997. The inception date for the Class A Shares is May 1, 1997. For periods prior to the commencement of operations of Class A Shares, performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the table.

The Lehman Brothers(R) 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

The Lehman Brothers(R) 7 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in an index.

BNY Hamilton Municipal Enhanced Yield Fund


 Investment Considerations--Bond funds will tend to experience small fluctuations in value than stock funds; therefore, fluctuations in price, especially for longer-term issues and in environments of rising interest rates, should be anticipated.

An Interview with Co-Portfolio Managers, Nancy Angell, Senior Vice President; John Fox, Senior Vice President; and Martin Tourigny, Vice President

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: At the start of 2006, bond market participants were wary of rising rates for a number of reasons. The Federal Reserve had already raised rates at 13 consecutive meetings, storied Chairman Alan Greenspan was due to step down by the end of January, and year over year headline inflation had accelerated to 4%, driven largely by soaring energy prices. Sure enough, through June, bond returns were anemic as the tightening cycle was methodically extended through the first half of the year. With four additional rate increases, the Federal Reserve brought the federal funds target rate to 5.25% by the end of June.

   In mid-July, however, new Federal Reserve Chairman Ben Bernanke appeared before Congress and signaled a halt in short-term rate increases. The bond market responded by rallying significantly in the year's second half, as investors celebrated the end of the tightening cycle. With its relatively long duration (indicating greater sensitivity to rising interest rates), the Fund benefited significantly from this new rate environment. Long municipal bond rates fell in concert with Treasurys, ending the year near historic lows.

   The appetite for risk and hunger for yield seen throughout the U.S. capital markets fueled another year of outperformance by higher-yielding municipal bonds. Investors were rewarded for having taken on additional credit risk. As these bonds appreciated in price, the difference in yield, or spread, between their yields and those on top-rated securities continued to contract. In the investment-grade universe, relative spreads on BBB bonds ended the year at two-decade lows. Because the Fund has a high concentration in the BBB sector of the municipal market, our performance benefited from this trend.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the twelve months ended December 31, 2006, the Fund returned 7.37%. Over the same period, the Lehman Brothers(R) Municipal Broad Market Index posted a return of 4.84%.

   A number of factors contributed to our outperformance. First, the Fund's longer duration aided performance in a declining interest-rate environment. Second, an overweighting in longer-term bonds benefited performance as the yield curve flattened. Third, the Fund's overweighting in BBB bonds was helpful as these bonds performed particularly well over the period. Also, the higher relative yields paid by longer-duration and lower-rated issues boosted the Fund's total return.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Tobacco bonds (backed by settlement payments from the Tobacco industry) represented the best-performing sector for the Fund in 2006. These bonds performed well thanks to positive developments regarding litigation against the participants in the Master Settlement Agreement. The Fund also held bonds from a number of names in the Health Care sector that performed relatively well, including bonds backed by Marshfield Clinic in Wisconsin and University of Colorado Hospital.

   In addition, the Fund had two positions that were prerefunded during the year. The shortening of these bonds' effective maturities and their ratings' upgrades (to AAA) produced significant appreciation for each of these issues.

   The only part of the High Yield Municipal market to record any spread widening--that is, to decline in value--in 2006 was the Land Secured sector. This was a result of the declining housing market and negative news from large homebuilders.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: As we have added bonds to the portfolio, we have remained consistent with our strategy of trying to exploit the higher yields available in longer-term bonds in the higher-quality end of the High Yield Municipal market. Because the spread between higher- and lower-quality bonds is narrower than historical averages, we focused on higher-quality bonds among A- and BBB-rated bonds sector. Because the yield pick-up for moving down the credit spectrum was minimal in most cases, we were highly selective in purchasing bonds rated below BBB, the lowest tier considered investment grade. In addition, we diversified beyond the traditional High Yield sectors of Health Care, Industrials, and Tobacco by investing in Higher Education bonds as well as Land-Secured deals.

   In the fourth quarter of 2006, we modestly decreased the duration of the portfolio in response to strong absolute and relative performance of longer-term bonds.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: We enter 2007 with an extremely flat yield curve environment. While a return to a more normal profile for the yield curve this year is likely, the timing of this shift remains uncertain. The upshot for fixed-income investors is that it will be challenging to determine optimal positioning.

   In this uncertain environment, it helps to take a long-term strategic outlook. The municipal yield curve is still positively sloped, with the highest returns available at the longest maturities. This contrasts with the current situation among taxable yields. We believe the Fund is structured well for current conditions, as its average maturity of more than 25 years positions it to capitalize on the strong yield and return characteristics of longer-term municipal bonds.

                                           Institutional Shares
                                        ---------------------------
                                         Cumulative  Average Annual
                       Period           Total Return  Total Return
                       ------           ------------ --------------
             1 Year....................    7.37%         7.37%
             Since Inception (12/30/05)    7.37%         7.35%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]
                    Municipal
                     Enhanced
                    Yield Fund          Lehman Bros/(R)/
                  (Institutional         Municipal Broad
                      Shares)                Index
                    ----------          -----------------
     12/31/2005      $10,000                $10,000
      3/31/2006       10,124                 10,025
      6/30/2006       10,085                 10,028
      9/30/2006       10,549                 10,369
     12/31/2006       10,737                 10,484


This chart represents historical performance of a hypothetical investment of $10,000 in the Municipal Enhanced Yield Fund (Institutional Shares) from 12/31/05 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has contractually agreed to limit the expenses of Institutional Shares of the Fund to 0.79% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extend that total annual operating expenses are greater than 0.79% of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April 2007. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, average annual total return would have been lower. Inception date for this Fund is December 30, 2005.

Lehman Brothers(R) Municipal Broad Index is an unmanaged broad market performance benchmark for the tax- exempt bond market. Investors cannot invest directly in any index.

BNY Hamilton U.S. Bond Market Index Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The performance of the Fund is expected to be lower than that of the Lehman Brothers(R) Aggregate Bond Index because of Fund fees and expenses.

An Interview with William Baird, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Responding to growing inflationary expectations along with signs of strength in the U.S. economy, the Federal Reserve raised the federal funds target rate by 0.25 percentage points at each of its four meetings during the first half of 2006. This brought the total number of increases since June 2004 to 17, and lifted the rate to 5.25%.

   In the second half of the year, the Federal Reserve shifted from a tightening monetary policy to a balanced approach; in keeping with this stance, it held the federal funds rate steady from its June meeting through the end of the year. This shift in policy came as a response to mixed economic performance--with particular weakness in the housing sector--and benign inflation.

   Having enduring a sell-off across the yield curve in the first half of the year, the bond market reacted to the Federal Reserve's policy shift with a second-half rally. Rates finished the year only marginally higher than where they began, while flattening by about 0.20 percentage points from the two-year point to the 10-year point.

   Non-Treasury, or spread, issues experienced some weakness in the year's first six months, but rebounded strongly to post positive excess returns across all sectors in the second half. Yields in the high credit-quality tiers, including Mortgages, Agencies and Asset-Backed securities, tightened by about 0.08 percentage point for the year. Lower-quality Corporate bonds (those rated A and BBB) fared even better, with their yields tightening by more than 0.10 percentage point in some sectors.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers(R) Aggregate Bond Index. The Fund returned 4.03% for Institutional Shares for the twelve months ended December 31, 2006. For the same period, the Lehman Brothers(R) Aggregate Bond Index returned 4.33%.

   Because the Fund follows an index approach and does not make active investment moves, the Fund's performance relative to its benchmark largely reflects the costs of managing and operating the Fund--costs that a hypothetical index does not incur.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Bonds from all of the spread (non-Treasury) sectors outperformed Treasury holdings for the year. Two factors were primarily in play in the bond markets over the period: the flattening of the yield curve in the two- to ten-year range, and the tightening of yields in spread sectors. Long-duration Agency securities and Corporate bonds participated in both of these trends, helping to make them the best performers.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund's composition will vary according to any changes that may take place in the Lehman Brothers(R) Aggregate Bond Index it seeks to track. Because this Fund is designed to replicate the risk and return characteristics of a broad market index, we do not apply an active investment strategy.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As an indexed portfolio, the Fund does not seek to make active investment decisions in anticipation of or in response to economic and market conditions. That said, conflicting economic data suggest that the Federal Reserve is likely to remain on the sidelines until May or June. Economic growth has shown resilience outside the housing sector, but this sector remains an area of concern. Labor statistics aren't giving the central bank any reason to cut rates, particularly since inflation remains above its comfort zone of 1% to 2%. Core inflation is, however, expected to decelerate in coming months.

   We will continue in our efforts to closely match the performance of the Lehman Brothers(R) Aggregate Bond Index by holding fixed-income securities in proportions required to reproduce as closely as possible the sector, yield-curve, and credit-quality characteristics of that index.

                          Institutional Shares             Investor Shares
                       ----------------------------- ---------------------------
                        Cumulative    Average Annual  Cumulative  Average Annual
        Period         Total Return    Total Return  Total Return  Total Return
        ------         ------------   -------------- ------------ --------------
    1 Year............     4.03%          4.03%          3.77%        3.77%
    3 Year............    10.72%          3.45%          9.91%        3.20%
    5 Year............    26.22%          4.77%         24.84%        4.54%
    Since Inception...    49.17%          6.17%         47.53%        6.00%
       4/28/00--Institutional Shares
       9/27/02--Investor Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                    U.S. Bond
                  Mkt Index Fund         Lehman Bros./(R)/
                 (Institutional            Aggregate
                     Shares)              Bond Index
                  --------------          ----------
  4/28/2000          $10,000               $10,000
  6/30/2000           10,168                10,203
  9/30/2000           10,470                10,511
  12/31/2000          10,921                10,954
  3/31/2001           11,221                11,285
  6/30/2001           11,275                11,348
  9/30/2001           11,788                11,872
  12/31/2001          11,802                11,876
  3/31/2002           11,801                11,888
  6/30/2002           12,207                12,328
  9/30/2002           12,785                12,894
  12/31/2002          12,994                13,096
  3/31/2003           13,153                13,278
  6/30/2003           13,487                13,610
  9/30/2003           13,453                13,590
  12/31/2003          13,472                13,634
  3/31/2004           13,831                13,996
  6/30/2004           13,487                13,655
  9/30/2004           13,916                14,091
  12/31/2004          14,044                14,226
  3/31/2005           13,967                14,157
  6/30/2005           14,387                14,583
  9/30/2005           14,272                14,486
  12/31/2005          14,339                14,571
  3/31/2006           14,238                14,476
  6/30/2006           14,211                14,465
  9/30/2006           14,739                15,016
  12/31/2006          14,917                15,202


This chart represents historical performance of a hypothetical investment of $10,000 in the U.S. Bond Market Index Fund (Institutional Shares) from 4/28/00 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees, and if, necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Investor Shares was September 29, 2002. For periods prior to the commencement of operations of Investor Class Shares, performance information shown in the table for Investor

Class Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Class Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Class Shares, it would have been lower than what is reflected in the table.

The Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in any index.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2006.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         07/01/06  12/31/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
CORE BOND FUND--CLASS A SHARES
Actual                                   $1,000.00 $1,045.10      0.93%             $4.81
Hypothetical (5% return before expenses) $1,000.00 $1,020.50      0.93%             $4.75
-----------------------------------------------------------------------------------------------
CORE BOND FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,047.50      0.68%             $3.53
Hypothetical (5% return before expenses) $1,000.00 $1,021.76      0.68%             $3.48
-----------------------------------------------------------------------------------------------
HIGH YIELD FUND--CLASS A SHARES
Actual                                   $1,000.00 $1,066.30      1.04%             $5.44
Hypothetical (5% return before expenses) $1,000.00 $1,019.94      1.04%             $5.32
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           BEGINNING  ENDING      ANNUALIZED
                                                            ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                             VALUE    VALUE      BASED ON THE      DURING THE
                                                           07/01/06  12/31/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
HIGH YIELD FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,068.80      0.80%             $4.16
Hypothetical (5% return before expenses)                   $1,000.00 $1,021.18      0.80%             $4.07
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--CLASS A SHARES
Actual                                                     $1,000.00 $1,039.20      0.90%             $4.63
Hypothetical (5% return before expenses)                   $1,000.00 $1,020.67      0.90%             $4.58
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,040.50      0.65%             $3.34
Hypothetical (5% return before expenses)                   $1,000.00 $1,021.93      0.65%             $3.31
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORKTAX-EXEMPT FUND--CLASS A SHARES
Actual                                                     $1,000.00 $1,034.90      0.84%             $4.31
Hypothetical (5% return before expenses)                   $1,000.00 $1,020.97      0.84%             $4.28
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORKTAX-EXEMPT FUND--CLASS C SHARES
Actual                                                     $1,000.00 $1,031.00      1.59%             $8.15
Hypothetical (5% return before expenses)                   $1,000.00 $1,017.18      1.59%             $8.09
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORKTAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,035.30      0.59%             $3.03
Hypothetical (5% return before expenses)                   $1,000.00 $1,022.23      0.59%             $3.01
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--CLASS A SHARES
Actual                                                     $1,000.00 $1,033.00      0.94%             $4.82
Hypothetical (5% return before expenses)                   $1,000.00 $1,020.47      0.94%             $4.79
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,035.40      0.69%             $3.54
Hypothetical (5% return before expenses)                   $1,000.00 $1,021.73      0.69%             $3.52
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL ENHANCED YIELD FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,064.70      0.79%             $4.13
Hypothetical (5% return before expenses)                   $1,000.00 $1,021.20      0.79%             $4.05
-----------------------------------------------------------------------------------------------------------------
U.S. BOND MARKET INDEX FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,049.70      0.35%             $1.81
Hypothetical (5% return before expenses)                   $1,000.00 $1,023.44      0.35%             $1.78
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             BEGINNING  ENDING      ANNUALIZED
                                              ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                               VALUE    VALUE      BASED ON THE      DURING THE
                                             07/01/06  12/31/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
U.S. BOND MARKET INDEX FUND--INVESTOR SHARES
Actual                                       $1,000.00 $1,048.40      0.60%             $3.09
Hypothetical (5% return before expenses)     $1,000.00 $1,022.19      0.60%             $3.05
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Funds

         Portfolio Summaries

         Asset Group Diversifications

         As of December 31, 2006

Core Bond Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           Mortgage-Backed Securities.....................    47.7%
           Corporate Bonds................................    22.4
           United States Government Agencies & Obligations    15.9
           Money Market Funds.............................    14.2
           Collateralized Mortgage Obligations............    12.9
           Asset-Backed Securities........................     4.9
           Trust Preferred Bond...........................     0.4
           Liabilities in excess of other assets..........   (18.4)
                                                             -----
           Total..........................................   100.0%
                                                             -----

High Yield Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Corporate Bonds......................    96.5%
                Money Market Funds...................    18.8
                Trust Preferred Bond.................     0.4
                Liabilities in excess of other assets   (15.7)
                                                        -----
                Total................................   100.0%
                                                        -----

Intermediate Government Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           United States Government Agencies & Obligations    51.3%
           Mortgage-Backed Securities.....................    33.9
           Money Market Fund..............................     7.1
           Collateralized Mortgage Obligations............     6.7
           Other assets less liabilities..................     1.0
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversifications

         As of December 31, 2006

Intermediate New York Tax-Exempt Fund

                                                      % of
                                                   Net Assets
                                                   ----------
                  Special Tax.....................    17.6%
                  State Appropriation.............    15.9
                  Utilities.......................    13.0
                  General Obligations.............    11.3
                  Transportation..................    10.3
                  Pre-Refunded/Escrowed Securities     7.8
                  Education.......................     6.9
                  Healthcare......................     6.0
                  Housing.........................     4.7
                  Other...........................     3.2
                  Industrial Development..........     1.9
                  Money Market Fund...............     0.2
                  Other assets less liabilities...     1.2
                                                     -----
                  Total...........................   100.0%
                                                     -----

Intermediate Tax-Exempt Fund

                                                      % of
                                                   Net Assets
                                                   ----------
                  General Obligations.............    28.3%
                  Education.......................    19.2
                  Pre-Refunded/Escrowed Securities    13.5
                  Transportation..................    10.1
                  Housing.........................     9.9
                  Utilities.......................     7.3
                  Other...........................     5.6
                  State Appropriation.............     3.1
                  Special Tax.....................     1.3
                  Money Market Fund...............     0.3
                  Waste Management................     0.1
                  Other assets less liabilities...     1.3
                                                     -----
                  Total...........................   100.0%
                                                     -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         State Diversification

         As of December 31, 2006

Municipal Enhanced Yield Fund

                                                     % of
                                                  Net Assets
                                                  ----------
                    Puerto Rico..................     9.4%
                    Florida......................     9.2
                    Texas........................     8.9
                    Mississippi..................     8.2
                    Tennessee....................     7.0
                    New Jersey...................     6.5
                    Kansas.......................     6.4
                    California...................     6.1
                    Alabama......................     3.5
                    North Dakota.................     3.5
                    New Mexico...................     3.5
                    Massachusetts................     3.5
                    Wisconsin....................     2.9
                    Iowa.........................     2.8
                    New Hampshire................     2.8
                    Colorado.....................     2.8
                    Nevada.......................     2.7
                    South Carolina...............     2.6
                    West Virginia................     2.1
                    Illinois.....................     1.4
                    Missouri.....................     0.4
                    Connecticut..................     0.4
                    Nebraska.....................     0.3
                    Oklahoma.....................     0.3
                    North Carolina...............     0.3
                    Washington...................     0.3
                    Rhode Island.................     0.3
                    Alaska.......................     0.2
                    Arkansas.....................     0.2
                    Louisiana....................     0.2
                    Money Market Fund............     1.1
                    Other assets less liabilities     0.2
                                                    -----
                    Total........................   100.0%
                                                    -----


Portfolio composition is subject to change.

         BNY Hamilton Funds

         Asset Group Diversification

         As of December 31, 2006

U.S. Bond Market Index Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           Mortgage-Backed Securities.....................    36.9%
           United States Government Agencies & Obligations    34.7
           Money Market Funds.............................    32.5
           Corporate Bonds................................    20.0
           Foreign Government Agencies & Obligations......     2.3
           Asset-Backed Securities........................     0.9
           Trust Preferred Bond...........................     0.2
           Municipal Bond.................................     0.1
           Liabilities in excess of other assets..........   (27.6)
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton Core Bond Fund

         Schedule of Investments

         December 31, 2006

Principal
 Amount                              Value
----------                         ----------
           Mortgage-Backed
           Securities--36.2%
           Federal Home Loan Mortgage Corp.--34.3%
$    7,990 Pool #160074
           10.00%, 4/01/09........ $    8,352
    58,606 Pool #180006
           9.25%, 8/01/11.........     61,509
     1,027 Gold Pool #E20261
           7.50%, 9/01/11.........      1,051
   218,866 Gold Pool #E00678
           6.50%, 6/01/14.........    224,103
 8,691,983 Gold Pool #E01386
           5.00%, 6/01/18.........  8,558,739
 2,234,372 Gold Pool #E01425
           4.50%, 8/01/18.........  2,158,654
 1,722,540 Gold Pool #E98903
           4.50%, 8/01/18.........  1,664,167
 2,994,655 Gold Pool #E99778
           4.50%, 9/01/18.........  2,893,172
 1,152,574 Gold Pool #B10824
           4.50%, 11/01/18........  1,113,515
 3,496,375 Gold Pool #B14178
           4.00%, 5/01/19.........  3,290,909
 1,965,142 Gold Pool #B15346
           4.50%, 6/01/19.........  1,896,076
 1,391,574 Gold Pool #B18685
           4.50%, 1/01/20.........  1,341,371
 3,471,195 Gold Pool #G18044
           4.50%, 3/01/20.........  3,345,966
 2,346,271 Gold Pool #J02698
           5.50%, 11/01/20........  2,344,365
   966,777 Gold Pool #J00740
           5.50%, 12/01/20........    965,991
 2,985,024 Gold Pool #G18114
           5.50%, 5/01/21.........  2,982,723

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed Securities
           (Continued)
$    4,458 Gold Pool #G00800
           7.00%, 11/01/26.. $    4,599
   209,862 Gold Pool #G00767
           7.50%, 8/01/27...    219,167
    44,488 Gold Pool #C29166
           7.00%, 7/01/29...     45,847
   198,476 Gold Pool #C00896
           7.50%, 12/01/29..    207,131
    66,348 Gold Pool #G01131
           7.50%, 9/01/30...     69,054
   130,125 Gold Pool #C01095
           7.00%, 11/01/30..    133,931
    46,650 Gold Pool #C46812
           7.50%, 1/01/31...     48,553
     3,498 Gold Pool #C55047
           7.50%, 7/01/31...      3,637
    78,230 Gold Pool #C60567
           7.00%, 11/01/31..     80,469
 1,058,032 Gold Pool #C01329
           7.00%, 3/01/32...  1,088,325
   557,139 Gold Pool #C01345
           7.00%, 4/01/32...    572,760
   502,872 Gold Pool #C01351
           6.50%, 5/01/32...    514,170
 3,328,529 Gold Pool #C01385
           6.50%, 8/01/32...  3,403,310
   330,104 Gold Pool #C75331
           6.50%, 8/01/32...    337,521
 2,421,501 Gold Pool #G01443
           6.50%, 8/01/32...  2,475,905
 1,227,042 Gold Pool #C01403
           6.00%, 9/01/32...  1,239,025
   235,557 Gold Pool #C01396
           6.50%, 9/01/32...    240,849

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed Securities
           (Continued)
$1,323,450 Gold Pool #C01404
           6.50%, 10/01/32.. $1,353,184
     2,201 Gold Pool #C72811
           6.00%, 11/01/32..      2,223
     7,637 Gold Pool #C01435
           6.00%, 12/01/32..      7,712
   636,187 Gold Pool #C75536
           6.00%, 1/01/33...    642,400
       210 Gold Pool #C75905
           6.50%, 1/01/33...        215
   366,960 Gold Pool #C01500
           6.50%, 1/01/33...    375,204
 2,525,584 Gold Pool #C01511
           6.00%, 3/01/33...  2,550,249
   910,694 Gold Pool #C77416
           6.00%, 3/01/33...    919,588
 4,760,469 Gold Pool #G01513
           6.00%, 3/01/33...  4,806,960
   672,931 Gold Pool #C01647
           4.50%, 10/01/33..    631,943
 2,053,084 Gold Pool #A13973
           5.50%, 10/01/33..  2,033,446
    91,344 Gold Pool #A15024
           6.00%, 10/01/33..     92,173
 4,989,102 Gold Pool #A15479
           5.50%, 11/01/33..  4,941,379
 1,042,805 Gold Pool #A15851
           5.50%, 12/01/33..  1,032,830
 2,902,080 Gold Pool #A17572
           4.50%, 1/01/34...  2,722,534
         1 Gold Pool #A17356
           5.00%, 1/01/34...          1

 Principal
  Amount                         Value
-----------                   ------------
            Mortgage-Backed Securities
            (Continued)
$     7,230 Gold Pool #A23982
            5.50%, 6/01/34... $      7,158
 12,874,304 Gold Pool #C01847
            5.50%, 6/01/34...   12,745,506
  3,866,909 Gold Pool #A24720
            5.50%, 7/01/34...    3,828,223
  3,750,127 Gold Pool #A25473
            6.00%, 8/01/34...    3,780,647
     21,875 Gold Pool #A26522
            5.50%, 9/01/34...       21,656
  2,406,066 Gold Pool #A31234
            5.50%, 1/01/35...    2,381,996
  2,828,039 Gold Pool #A45093
            5.50%, 5/01/35...    2,797,372
  3,738,962 Gold Pool #G08067
            5.00%, 7/01/35...    3,608,910
  6,143,509 Gold Pool #A46630
            5.00%, 8/01/35...    5,929,819
  3,407,566 Gold Pool #A37876
            5.00%, 9/01/35...    3,289,041
    577,683 Gold Pool #A47283
            5.00%, 10/01/35..      557,590
 17,820,000 Gold Pool TBA
            5.00%, 1/15/36...   17,190,739
  1,787,111 Gold Pool #A52726
            5.50%, 8/01/36...    1,767,193
    980,000 Gold Pool #A55611
            6.00%, 12/01/36..      987,248
                              ------------
                               124,540,055
                              ------------
            Federal National Mortgage
            Association--1.3%
     11,247 Pool #219238
            8.50%, 2/01/09...       11,290

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

Principal
 Amount                       Value
----------                  ----------
           Mortgage-Backed Securities
           (Continued)
$  175,846 Pool #190770
           7.00%, 4/01/09.. $  176,144
    85,096 Pool #527268
           7.00%, 11/01/14.     87,564
   569,593 Pool #253942
           6.00%, 9/01/16..    578,070
   840,042 Pool #647532
           5.50%, 5/01/17..    842,046
   880,313 Pool #694970
           5.50%, 4/01/18..    881,995
 1,295,722 Pool #555384
           5.50%, 4/01/18..  1,298,196
     2,181 Pool #535497
           6.50%, 8/01/30..      2,237
     1,462 Pool #549914
           8.50%, 9/01/30..      1,572
   683,931 Pool #545994
           7.00%, 10/01/32.    703,551
                            ----------
                             4,582,665
                            ----------
           Government National Mortgage
           Association--0.6%
    25,723 Pool #21598
           8.00%, 2/15/08..     26,111
     8,133 Pool #27246
           9.00%, 12/15/08.      8,319
     4,478 Pool #31570
           9.50%, 6/15/09..      4,645
     1,081 Pool #34366
           9.50%, 9/15/09..      1,121
     4,290 Pool #33765
           9.50%, 10/15/09.      4,451
     7,253 Pool #34704
           9.50%, 10/15/09.      7,524

Principal
 Amount                            Value
---------                       ------------
          Mortgage-Backed Securities
          (Continued)
$ 53,537  Pool #171774
          9.00%, 9/15/16....... $     57,267
   3,930  Pool #290313
          9.50%, 5/15/20.......        4,300
   1,865  Pool #336019
          7.50%, 9/15/22.......        1,945
 122,844  Pool #319650
          7.00%, 11/15/22 FRN..      126,825
  57,287  Pool #349306
          8.00%, 2/15/23.......       60,595
  36,531  Pool #376445
          6.50%, 4/15/24.......       37,555
  32,647  Pool #384069
          7.50%, 4/15/24.......       34,091
 112,756  Pool #362262
          7.50%, 4/15/24.......      117,744
   9,452  Pool #780689
          6.50%, 12/15/27......        9,726
 517,717  Pool #464686
          6.50%, 7/15/28.......      532,727
  15,993  Pool #511772
          8.00%, 11/15/30......       16,946
  36,842  Pool #485393
          7.00%, 4/15/31.......       38,074
 104,659  Pool #550475
          7.00%, 5/15/31.......      108,159
 863,054  Pool #781336
          6.00%, 10/15/31......      876,434
                                ------------
                                   2,074,559
                                ------------
          Total Mortgage-Backed
          Securities
          (Cost $133,232,584)..  131,197,279
                                ------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds--22.4%
           Aerospace/Defense--0.2%
$  773,000 General Dynamics Corp.
           4.25%, 5/15/13............. $  730,493
                                       ----------
           Auto Manufacturers--0.3%
 1,162,000 DaimlerChrysler NA
           Holding Corp.
           7.20%, 9/01/09.............  1,205,410
                                       ----------
           Banks--0.7%
   500,000 Bank of America Corp.*
           5.42%, 3/15/17.............    492,655
 2,035,000 Wells Fargo & Co.
           4.63%, 4/15/14.............  1,927,529
                                       ----------
                                        2,420,184
                                       ----------
           Beverages--0.4%
 1,495,000 PepsiCo, Inc.
           3.20%, 5/15/07(a)..........  1,482,420
                                       ----------
           Chemicals--0.3%
 1,248,000 EI Du Pont de Nemours & Co.
           5.25%, 12/15/16............  1,222,428
                                       ----------
           Computers--0.4%
 1,272,000 IBM Corp.
           7.00%, 10/30/25............  1,446,892
                                       ----------
           Computers --Software and
           Peripherals--0.0%
 1,643,000 Metromedia Fiber Network,
           Inc.
           10.00%, 12/15/09(b)........         --
                                       ----------
           Cosmetics/Personal Care--0.5%
   510,000 Procter & Gamble Co.
           6.88%, 9/15/09.............    532,077

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
$1,264,000 Procter & Gamble Co.
           4.95%, 8/15/14................ $1,234,442
                                          ----------
                                           1,766,519
                                          ----------
           Diversified Financial Services--6.0%
 1,223,000 American General Finance
           Corp.,
           Series H
           5.38%, 10/01/12...............  1,219,610
   948,000 Capital One Bank
           5.75%, 9/15/10(a).............    963,260
   596,000 Caterpillar Financial Services
           Corp.
           4.30%, 6/01/10................    579,012
   563,000 CIT Group, Inc.
           3.38%, 4/01/09................    540,581
 2,678,000 Citigroup, Inc.
           5.10%, 9/29/11................  2,666,662
 1,808,000 Citigroup, Inc.
           6.00%, 10/31/33...............  1,851,737
 1,159,000 Countrywide Home Loans,
           Inc.
           2.88%, 2/15/07................  1,155,756
 1,545,000 General Electric Capital Corp.
           4.13%, 9/01/09(a).............  1,506,370
   802,000 General Electric Capital Corp.
           4.88%, 10/21/10(a)............    793,563
 1,693,000 Goldman Sachs Group, Inc.
           5.00%, 10/01/14(a)............  1,645,819
 1,152,000 Goldman Sachs Group, Inc.
           6.35%, 2/15/34................  1,166,111
 1,123,000 John Deere Capital Corp.
           3.90%, 1/15/08................  1,107,316
 1,113,000 Merrill Lynch & Co., Inc.
           4.13%, 1/15/09................  1,090,595

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

Principal
 Amount                                  Value
----------                            -----------
           Corporate Bonds (Continued)
$1,130,000 Merrill Lynch & Co., Inc.
           3.22%, 3/02/09 FRN........ $ 1,077,026
 2,552,000 Morgan Stanley
           4.00%, 1/15/10............   2,469,334
   972,000 SLM Corp.
           5.45%, 4/25/11(a).........     975,776
   998,000 SLM Corp.
           5.38%, 1/15/13............     995,040
                                      -----------
                                       21,803,568
                                      -----------
           Electric--2.0%
 2,053,000 Carolina Power & Light Co.
           5.13%, 9/15/13............   2,018,303
 1,505,000 Consolidated Edison Co. of
           New York
           5.38%, 12/15/15...........   1,495,148
   982,000 Dominion Resources, Inc.
           4.13%, 2/15/08............     967,342
   793,000 Dominion Resources, Inc.
           Series E
           6.75%, 12/15/32...........     860,231
   848,000 Exelon Corp.
           4.90%, 6/15/15............     799,850
 1,079,000 Florida Power & Light Co.
           5.65%, 2/01/35............   1,064,742
                                      -----------
                                        7,205,616
                                      -----------
           Environmental Control--0.3%
   988,000 Waste Management, Inc.
           5.00%, 3/15/14............     949,686
                                      -----------
           Food--0.5%
   777,000 Hershey Co.
           5.30%, 9/01/11(a).........     779,481

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$1,170,000 Safeway, Inc.
           4.95%, 8/16/10............. $1,147,909
                                       ----------
                                        1,927,390
                                       ----------
           Forest Products & Paper--0.1%
   351,000 International Paper Co.
           5.85%, 10/30/12............    358,186
                                       ----------
           Gas--0.2%
   607,000 Sempra Energy
           6.00%, 2/01/13.............    619,073
                                       ----------
           Healthcare--Services--0.3%
 1,083,000 WellPoint, Inc.
           5.00%, 1/15/11.............  1,069,784
                                       ----------
           Insurance--1.7%
 1,492,000 American International
           Group, Inc.
           5.60%, 10/18/16............  1,505,877
 1,323,000 Hartford Financial Services
           Group, Inc.
           5.50%, 10/15/16............  1,322,112
 1,063,000 MetLife, Inc.
           6.50%, 12/15/32............  1,151,780
   690,000 Prudential Financial, Inc.
           5.50%, 3/15/16.............    689,810
 1,340,000 Prudential Financial, Inc.
           5.70%, 12/14/36............  1,304,320
                                       ----------
                                        5,973,899
                                       ----------
           Media--1.9%
 1,819,000 Comcast Corp.
           7.05%, 3/15/33.............  1,945,056
   904,000 News America Holdings, Inc.
           9.25%, 2/01/13.............  1,060,727

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$1,905,000 Time Warner, Inc.
           5.50%, 11/15/11............ $1,900,125
   130,000 Time Warner, Inc.
           6.50%, 11/15/36............    129,392
 1,750,000 Walt Disney Co.
           5.38%, 6/01/07.............  1,751,174
                                       ----------
                                        6,786,474
                                       ----------
           Oil & Gas--0.8%
   705,000 ChevronTexaco Capital Co.
           (Canada)
           3.38%, 2/15/08.............    690,999
 1,174,000 Conoco Funding Co.
           (Canada)
           6.35%, 10/15/11............  1,227,354
   903,000 Valero Energy Corp.
           6.88%, 4/15/12.............    954,751
                                       ----------
                                        2,873,104
                                       ----------
           Pharmaceuticals--1.0%
 2,282,000 Abbott Laboratories
           5.60%, 5/15/11.............  2,313,514
 1,459,000 GlaxoSmithKline Capital PLC
           (Great Britain)
           2.38%, 4/16/07.............  1,446,177
                                       ----------
                                        3,759,691
                                       ----------
           REITS--0.2%
   477,000 Simon Property Group LP
           5.60%, 9/01/11(a)..........    480,844
   292,000 Simon Property Group LP
           5.25%, 12/01/16............    284,519
                                       ----------
                                          765,363
                                       ----------

Principal
 Amount                              Value
----------                         ----------
           Corporate Bonds (Continued)
           Retail--2.0%
$1,140,000 Home Depot, Inc.
           4.63%, 8/15/10(a)...... $1,116,028
 2,131,000 Home Depot, Inc.
           5.40%, 3/01/16.........  2,084,216
 2,562,000 Wal-Mart Stores, Inc.
           4.13%, 2/15/11.........  2,464,254
 1,641,000 Wal-Mart Stores, Inc.
           5.25%, 9/01/35.........  1,506,929
                                   ----------
                                    7,171,427
                                   ----------
           Telecommunications--1.7%
 1,650,000 AT&T, Inc.
           6.80%, 5/15/36(a)......  1,753,828
   765,000 Embarq Corp.
           7.08%, 6/01/16.........    778,785
 1,401,000 Global Crossing Ltd.
           8.70%, 8/01/07(b)......         --
   608,000 Verizon Global Funding
           Corp.
           7.25%, 12/01/10........    648,101
   936,000 Verizon Global Funding
           Corp.
           7.75%, 12/01/30(a).....  1,097,906
 2,110,000 Verizon Virginia, Inc.,
           Series A
           4.63%, 3/15/13.........  1,981,512
 1,406,000 Williams Communication
           Group, Inc.
           10.88%, 10/01/09(b)....         --
                                   ----------
                                    6,260,132
                                   ----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
           Transportation--0.9%
$  806,000 Burlington Northern Santa Fe
           Corp.
           6.20%, 8/15/36.............. $   830,411
 1,149,000 Canadian National Railway
           (Canada)
           6.20%, 6/01/36..............   1,217,629
 1,326,000 Union Pacific Corp.
           4.88%, 1/15/15..............   1,270,803
                                        -----------
                                          3,318,843
                                        -----------
           Total Corporate Bonds
           (Cost $84,845,392)..........  81,116,582
                                        -----------
           United States Government
           Agencies & Obligations--15.9%
           Federal Home Loan Bank--1.3%
 4,780,000 5.00%, 10/16/09.............   4,760,072
                                        -----------
           Federal Home Loan Mortgage Corp.--1.2%
 4,290,000 5.00%, 2/08/08..............   4,280,978
                                        -----------
           Federal National Mortgage
           Association--3.3%
   128,000 3.13%, 12/15/07.............     125,519
   213,000 6.00%, 5/15/08..............     215,421
   492,000 6.13%, 3/15/12..............     518,043
 5,971,000 5.13%, 1/02/14(a)...........   5,955,345
 5,113,000 4.88%, 12/15/16(a)..........   5,055,780
                                        -----------
                                         11,870,108
                                        -----------
           United States Treasury Bill--0.0%
    50,000 4.81%, 3/15/07+.............      49,523
                                        -----------
           United States Treasury Bonds--3.0%
 3,919,000 7.13%, 2/15/23(a)...........   4,878,544
 1,436,000 6.13%, 8/15/29(a)...........   1,678,325

 Principal
  Amount                                Value
-----------                          -----------
            United States Government
            Agencies & Obligations
            (Continued)
$ 4,229,000 5.38%, 2/15/31(a)....... $ 4,529,986
                                     -----------
                                      11,086,855
                                     -----------
            United States Treasury Notes--7.1%
    243,000 4.13%, 8/15/10(a).......     238,387
 11,725,000 4.50%, 11/15/10(a)......  11,641,647
  3,582,000 4.88%, 4/30/11(a).......   3,605,226
    358,000 4.25%, 11/15/14(a)......     347,288
  9,260,000 4.50%, 11/15/15(a)......   9,117,479
    742,000 4.50%, 2/15/16(a).......     730,174
                                     -----------
                                      25,680,201
                                     -----------
            Total United States
            Government Agencies &
            Obligations
            (Cost $57,896,291)......  57,727,737
                                     -----------
            Collateralized Mortgage
            Obligations--12.9%
            Federal Home Loan Mortgage Corp.--1.7%
    343,261 Series 1678CA
            6.00%, 2/15/09..........     343,641
  1,315,381 Series 2726AG
            4.50%, 9/15/22..........   1,307,175
  1,313,210 Series 2985, Class JP
            4.50%, 10/15/15.........   1,299,721
  2,253,604 Series R002, Class AH
            4.75%, 7/15/15..........   2,211,963
  1,068,683 Series R004, Class AL
            5.13%, 12/15/13(a)......   1,057,973
                                     -----------
                                       6,220,473
                                     -----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

Principal
 Amount                                   Value
----------                              ----------
           Collateralized Mortgage
           Obligations (Continued)
           Government National Mortgage
           Association--0.3%
$1,185,412 Series 2005-76,
           Class A
           3.96%, 5/16/30.............. $1,153,279
                                        ----------
           Whole Loan Collateral CMO--10.9%
 1,249,573 American Home Mortgage
           Investment Trust,
           Series 2004-1, Class 1A
           5.70%, 4/25/44 FRN..........  1,250,943
   588,869 Banc of America Mortgage
           Securities, Inc.,
           Series 2004-I, Class 2A2
           4.69%, 10/25/34 FRN.........    582,311
   708,212 Bear Stearns Adjustable Rate
           Mortgage Trust,
           Series 2005-9, Class A1
           4.63%, 10/25/35 FRN.........    695,609
 9,211,165 Bear Stearns ALT-A Trust,
           Series 2005-7, Class 11A1
           5.62%, 8/25/35 FRN..........  9,227,828
   385,110 Bear Stearns ALT-A Trust,
           Series 2006-1, Class 21A1
           5.40%, 2/25/36..............    384,317
 1,211,242 Bear Stearns ALT-A Trust,
           Series 2006-5, Class 1A1
           5.52%, 8/25/36 FRN..........  1,212,139
 2,611,583 GMAC Mortgage Corp. Loan
           Trust,
           Series 2004-J2, Class A2
           5.85%, 6/25/34 FRN..........  2,621,275

Principal
 Amount                                  Value
----------                             ----------
           Collateralized Mortgage
           Obligations (Continued)
$  274,592 Residential Accredit Loans,
           Inc.,
           Series 2003-QS1, Class A1
           5.00%, 1/25/33............. $  268,463
   765,044 Residential Accredit Loans,
           Inc.,
           Series 2004-QA5, Class A1
           4.26%, 12/25/34............    771,970
   363,223 Residential Accredit Loans,
           Inc.,
           Series 2004-QA6, Class NB1
           4.97%, 12/26/34............    361,130
 1,040,008 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2004-14, Class 1A
           5.09%, 10/25/34............  1,052,189
 1,683,892 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2005-22, Class 1A2
           5.25%, 12/25/35............  1,667,901
 3,340,990 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2005-23, Class 1A1
           5.45%, 1/25/36.............  3,328,059
   440,239 Structured Asset Securities
           Corp.,
           Series 2003-8, Class 2A6
           5.00%, 4/25/33.............    425,726
 1,834,425 Structured Asset Securities
           Corp.,
           Series 2005-10, Class 5A8
           5.25%, 12/25/34............  1,796,808

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

Principal
 Amount                                  Value
----------                            -----------
           Collateralized Mortgage
           Obligations (Continued)
$2,000,000 Washington Mutual, Inc.,
           Series 2003-AR9, Class 1A4
           3.70%, 9/25/33............ $ 1,959,179
 3,083,792 Washington Mutual, Inc.,
           Series 2004-AR7, Class B2
           3.94%, 7/25/34 FRN........   2,969,611
 2,988,696 Washington Mutual, Inc.,
           Series 2004-AR9, Class B3
           4.30%, 8/25/34 FRN........   2,848,672
 1,488,032 Wells Fargo Mortgage-
           Backed Securities Trust,
           Series 2004-R, Class B3
           4.40%, 9/25/34 FRN........   1,414,426
 2,357,269 Wells Fargo Mortgage-
           Backed Securities Trust,
           Series 2005-AR3, Class 1A2
           4.18%, 3/25/35............   2,330,704
 2,208,119 Wells Fargo Mortgage-
           Backed Securities Trust,
           Series 2005-AR8, Class 2A1
           4.89%, 6/25/35............   2,192,888
                                      -----------
                                       39,362,148
                                      -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $46,971,052)........  46,735,900
                                      -----------
           Commercial Mortgage-Backed
           Securities--11.5%
 2,779,000 Banc of America Commercial
           Mortgage, Inc.,
           Series 2004-4, Class A3
           4.13%, 7/10/42............   2,701,717

Principal
 Amount                                 Value
----------                            ----------
           Commercial Mortgage-Backed
           Securities (Continued)
$2,514,000 Banc of America Commercial
           Mortgage, Inc.,
           Series 2005-3, Class A4
           4.67%, 7/10/43............ $2,404,240
 2,495,000 Banc of America Commercial
           Mortgage, Inc.,
           Series 2006-6, Class A2
           5.31%, 12/10/16...........  2,500,742
   142,369 Bear Stearns Commercial
           Mortgage Securities,
           Series 1999-WF2, Class A1
           6.80%, 7/15/31............    142,410
 3,463,000 Bear Stearns Commercial
           Mortgage Securities,
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36...........  3,639,405
 2,659,000 Bear Stearns Commercial
           Mortgage Securities,
           Series 2003-T10, Class A2
           4.74%, 3/13/40............  2,584,994
 1,731,293 Bear Stearns Commercial
           Mortgage Securities,
           Series 2005-T20, Class A1
           4.94%, 10/12/42...........  1,717,722
 3,402,000 Bear Stearns Commercial
           Mortgage Securities,
           Series 2005-T20, Class A4A
           5.16%, 10/12/42...........  3,379,177
 1,866,207 Citigroup/Deutsche Bank
           Commercial Mortgage Trust,
           Series 2005-CD1, Class A1
           5.05%, 7/15/44............  1,856,311

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

Principal
 Amount                                 Value
----------                            ----------
           Commercial Mortgage-Backed
           Securities (Continued)
$2,920,000 Citigroup/Deutsche Bank
           Commercial Mortgage Trust,
           Series 2005-CD1, Class A4
           5.23%, 7/15/44............ $2,913,323
 1,995,203 FHLMC Multi-family
           Structured Pass Through
           Certificates,
           Series K001, Class A3
           6.00%, 1/25/12 FRN........  2,004,986
 2,338,000 GE Capital Commercial
           Mortgage Corp.,
           Series 2003-C1, Class A2
           4.09%, 1/10/38............  2,280,592
 4,046,000 LB-UBS Commercial
           Mortgage Trust,
           Series 2004-C7, Class A6
           4.79%, 10/15/29...........  3,916,408
 2,541,000 LB-UBS Commercial
           Mortgage Trust,
           Series 2005-C7, Class A2
           5.10%, 11/15/30...........  2,531,605
 2,670,000 LB-UBS Commercial
           Mortgage Trust,
           Series 2006-C6, Class A2
           5.26%, 9/15/39............  2,673,230

Principal
 Amount                                    Value
----------                              -----------
           Commercial Mortgage-Backed
           Securities (Continued)
$4,350,000 Morgan Stanley Dean Witter
           Capital I,
           Series 2001-TOP1, Class A4
           6.66%, 2/15/33.............. $ 4,544,726
                                        -----------
           Total Commercial
           Mortgage-Backed
           Securities
           (Cost $42,088,633)..........  41,791,588
                                        -----------
           Asset-Backed
           Securities--4.9%
           Automobile Asset-Backed Securities--2.0%
    16,649 BMW Vehicle Owner Trust,
           Series 2004-A, Class A3
           2.67%, 3/25/08..............      16,620
 1,254,592 Chase Manhattan Auto
           Owner Trust,
           Series 2003-A, Class A4
           2.06%, 12/15/09.............   1,244,070
 1,495,000 Daimler Chrysler Auto Trust,
           Series 2006-C, Class A4
           4.98%, 11/08/11.............   1,491,303
 1,774,766 Ford Credit Auto Owner
           Trust,
           Series 2005-A, Class A3
           3.48%, 11/15/08.............   1,763,712
 2,809,000 USAA Auto Owner Trust,
           Series 2006-4, Class A4
           4.98%, 10/15/12.............   2,800,264
                                        -----------
                                          7,315,969
                                        -----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

Principal
 Amount                                      Value
----------                                -----------
           Asset-Backed Securities
           (Continued)
           Credit Card Asset-Backed Securities --2.9%
$4,407,000 Citibank Credit Card Issuance
           Trust,
           Series 2000-A3, Class A3
           6.88%, 11/16/09............... $ 4,466,709
   250,000 Citibank Credit Card Issuance
           Trust,
           Series 2002-A1, Class A1
           4.95%, 2/09/09................     249,961
 1,596,000 Citibank Credit Card Issuance
           Trust,
           Series 2004-A1, Class A1
           2.55%, 1/20/09................   1,593,760
 4,372,000 Discover Card Master Trust I,
           Series 2002-2, Class A
           5.15%, 10/15/09...............   4,371,127
                                          -----------
                                           10,681,557
                                          -----------
           Total Asset-Backed
           Securities
           (Cost $18,089,511)............  17,997,526
                                          -----------
           Trust Preferred Bond--0.4%
           Banks--0.4%
 1,374,000 Bank of America Corp.
           Capital Trust XI
           6.63%, 5/23/36
           (Cost $1,372,239).............   1,482,799
                                          -----------

Number of
 Shares                               Value
----------                         -----------
           Common Stocks--0.0%
           Telecommunications--0.0%
       635 XO Holdings, Inc.**
           (Cost $0).............. $     2,731
                                   -----------
           Warrants--0.0%
           Telecommunications--0.0%
       639 Abovenet, Inc.,**
           expiring 9/08/08.......          --
       752 Abovenet, Inc.,**
           expiring 9/08/10.......          --
     1,270 XO Holdings, Inc.
           A-CW10**
           expiring 1/16/10.......         915
       953 XO Holdings, Inc.
           B-CW10**
           expiring 1/16/10(a)....         429
       953 XO Holdings, Inc.
           C-CW10** expiring
           1/16/10................         214
                                   -----------
           Total Warrants
           (Cost $0)..............       1,558
                                   -----------
           Money Market Fund--1.3%
 4,720,335 BNY Hamilton Money Fund
           (Institutional Shares),
           5.25%(c)
           (Cost $4,720,335)......   4,720,335
                                   -----------
           Investment of Cash
           Collateral for Securities
           Loaned--12.9%
           Money Market Fund--12.9%
46,707,663 BNY Institutional Cash
           Reserve Fund, 5.32%(d)
           (Cost $46,707,663)(e)..  46,707,663
                                   -----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

                                     Value
                                 ------------
  Total Investments
  (Cost $435,923,700)(f)--
  118.4%........................ $429,481,698
  Liabilities in excess of other
  assets--(18.4%)...............  (66,779,576)
                                 ------------
  Net Assets--100.0%............ $362,702,122
                                 ------------

FRNFloating Rate Note. Coupon shown was in effect at December 31, 2006. Date represents ultimate maturity date.
TBATo be announced.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
** Non-income producing security.
+ Coupon rate shown is the discounted rate at time of purchase for United States Treasury Bills.
(a)Security, or a portion thereof, was on loan at December 31, 2006 (See Note
   4).
(b)Issue is currently in default.
(c)Represents annualized 7 day yield at December 31, 2006.
(d)Interest rate shown reflects the yield as of December 31, 2006.
(e)At December 31, 2006, the total market value of the Fund's securities on loan was $45,537,072 and the total value of the collateral held by the Fund was $46,707,663.
(f)The cost of investments for Federal income tax purposes is $436,914,023. At December 31, 2006, net unrealized depreciation was $7,432,325 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $1,238,111 and aggregate gross unrealized depreciation of $8,670,436.

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006


The following future contracts were open at December 31, 2006:

                                 Number of   Maturity     Unrealized
          Future Contracts Short Contracts     Date      Appreciation
          ---------------------- --------- ------------- ------------
               3-Month Euro.....    (11)   December 2007    $7,916

                                 Number of   Maturity     Unrealized
          Future Contracts Long  Contracts     Date      Depreciation
          ---------------------  --------- ------------- ------------
          90-Day Sterling Future    15     December 2007   $(4,829)
                                                           -------
                                                           $ 3,087
                                                           -------

The following foreign currency contracts were open at December 31, 2006:

                                 Contracts to                 Unrealized
        Settlement Date Currency   Deliver    In Exchange For Gain (Loss)
        --------------- -------- ------------ --------------- -----------
          02/05/2007      EUR        779,955  USD  1,000,000   $(30,323)
          02/07/2007      JPY    115,540,000  USD  1,000,000     25,337
          02/07/2007      DKK      5,840,800  USD  1,000,000    (34,996)
          02/07/2007      CHF      1,235,950  USD  1,000,000    (16,116)
          02/07/2007      SEK      7,183,600  USD  1,000,000    (52,423)
          02/09/2007      TWD     16,215,000  USD    500,000        205
          02/07/2007      NZD      1,513,752  USD  1,000,000    (64,810)
          02/12/2007      CAD        562,925  USD    500,000     15,648
          02/06/2007      MXN      5,482,000  USD    500,000     (5,462)
          02/12/2007      CAD        564,100  USD    500,000     14,637
          02/16/2007      NZD        761,789  USD    500,000    (35,573)
          02/06/2007      MXN      5,490,000  USD    500,000     (6,200)
          02/21/2007      GBP        264,704  USD    500,000    (18,198)
          02/22/2007      MXN      5,497,000  USD    500,000     (6,549)
          02/08/2007      BRL      1,101,250  USD    500,000    (12,270)
          02/21/2007      GBP        254,478  USD    500,000      1,822
          02/28/2007      GBP        255,135  USD    500,000        529
          02/07/2007      AUD        640,270  USD    500,000     (4,122)
          02/08/2007      SEK      1,715,700  USD    250,000     (1,370)
          02/07/2007      HUF     96,360,000  USD    500,000     (3,943)
          02/16/2007      ZAR      3,512,000  USD    500,000      4,459
          02/07/2007      NZD        729,384  USD    500,000    (13,067)

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

                                Contracts to                 Unrealized
       Settlement Date Currency   Deliver    In Exchange For Gain (Loss)
       --------------- -------- ------------ --------------- -----------
         03/14/2007      MXN     5,415,500   USD     500,000  $  1,398
         02/07/2007      ZAR     3,514,750   USD     500,000     3,631
         02/07/2007      NZD       723,233   USD     500,000    (8,740)
         02/07/2007      ZAR     3,508,900   USD     500,000     4,457
         04/03/2007      EUR       377,998   USD     500,000      (502)
         02/07/2007      CHF       608,135   USD     500,000        32
         04/02/2007      CAD       580,420   USD     500,000      (124)
         02/06/2007      USD     1,000,000   MXN  10,815,000    (2,814)
         02/07/2007      USD     1,000,000   AUD   1,296,176    20,554
         02/07/2007      USD     1,000,000   ZAR   7,497,500    58,831
         02/07/2007      USD     1,000,000   NZD   1,501,434    56,145
         02/07/2007      USD     1,000,000   HUF 206,080,000    77,757
         02/09/2007      USD       500,000   BRL   1,085,500     4,885
         02/07/2007      USD     1,000,000   SEK   7,040,550    31,466
         02/08/2007      USD       500,000   BRL   1,088,000     6,107
         02/07/2007      USD       500,000   DKK   2,884,750    11,181
         02/07/2007      USD       500,000   DKK   2,889,500    12,023
         02/16/2007      USD       500,000   ZAR   3,661,800    16,677
         02/05/2007      USD       500,000   EUR     388,788    13,577
         02/22/2007      USD       500,000   NZD     752,695    28,990
         02/05/2007      USD       500,000   EUR     389,096    13,997
         02/12/2007      USD       500,000   GBP     260,789    10,533
         02/28/2007      USD       500,000   GBP     258,124     5,325
         02/08/2007      USD       250,000   SEK   1,714,750     1,231
         02/07/2007      USD       500,000   JPY  57,496,500   (14,976)
         02/28/2007      USD       500,000   GBP     256,548     2,239
         02/22/2007      USD       500,000   NZD     745,601    24,066
         02/22/2007      USD       500,000   MXN   5,521,350     8,792
         02/07/2007      USD       500,000   CHF     593,920   (11,719)
         02/22/2007      USD       500,000   NZD     732,601    14,868
         03/14/2007      USD       500,000   MXN   5,446,500     1,456
         02/12/2007      USD       500,000   CAD     577,345    (3,241)
         02/12/2007      USD       500,000   CAD     571,795    (8,016)
         04/03/2007      USD       500,000   ZAR   3,527,900    (4,569)
         02/15/2007      USD       500,000   AUD     634,341      (650)

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2006

                                 Contracts to                 Unrealized
        Settlement Date Currency   Deliver    In Exchange For Gain (Loss)
        --------------- -------- ------------ --------------- -----------
          04/04/2007      USD       500,000   NZD    714,694   $    944
          02/06/2007      EUR     1,000,000   NOK  8,235,100      3,876
          02/08/2007      SEK     3,316,800   NOK  3,000,000     (3,247)
          02/08/2007      EUR       500,000   ZAR  4,754,250     10,766
          02/08/2007      EUR       500,000   ZAR  4,740,750      8,799
          02/07/2007      SEK     2,205,400   NOK  2,000,000     (1,309)
          02/15/2007      NZD       867,075   AUD    750,000    (19,234)
          02/15/2007      AUD       750,000   NZD    860,400     14,541
          02/08/2007      ZAR     4,602,000   EUR    500,000     10,733
          02/08/2007      EUR       500,000   ZAR  4,624,750     (7,521)
          02/08/2007      EUR       500,000   ZAR  4,658,750     (2,720)
                                                               --------
                                                               $147,710
                                                               --------

                           CURRENCY LEGEND:
                           AUD Australian Dollar
                           BRL Brazilian Real
                           CAD Canadian Dollar
                           CHF Swiss Franc
                           DKK Danish Krone
                           EUR Euro Dollar
                           GBP British Pound Sterling
                           HUF Hungarian Forint
                           JPY Japanese Yen
                           MXN Mexican Nuevo Peso
                           NOK Norwegian Krone
                           NZD New Zealand Dollar
                           SEK Swedish Krona
                           TWD New Taiwan Dollar
                           USD United States Dollar
                           ZAR South African Rand

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Schedule of Investments

         December 31, 2006

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds--96.5%
           Advertising--0.3%
$  595,000 Affinion Group, Inc.
           10.13%, 10/15/13........ $  633,675
                                    ----------
           Aerospace/Defense--2.6%
 4,090,000 L-3 Communications Corp.
           7.63%, 6/15/12..........  4,253,600
   930,000 L-3 Communications Corp.
           Series B
           6.38%, 10/15/15(a)......    925,350
                                    ----------
                                     5,178,950
                                    ----------
           Apparel--0.9%
   640,000 Hanesbrands, Inc.*
           8.74%, 12/15/14 FRN.....    654,400
   650,000 Levi Strauss & Co.
           9.75%, 1/15/15(a).......    703,625
   380,000 Levi Strauss & Co.
           8.88%, 4/01/16(a).......    399,000
                                    ----------
                                     1,757,025
                                    ----------
           Auto Parts & Equipment--1.7%
   800,000 Tenneco, Inc.
           8.63%, 11/15/14(a)......    820,000
 1,240,000 The Goodyear Tire &
           Rubber Co.*
           8.63%, 12/01/11.........  1,286,500
 1,290,000 The Goodyear Tire &
           Rubber Co.
           9.00%, 7/01/15(a).......  1,357,725
                                    ----------
                                     3,464,225
                                    ----------
           Building Materials--0.5%
   400,000 US Concrete, Inc.
           8.38%, 4/01/14..........    393,000

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  600,000 US Concrete, Inc.*
           8.38%, 4/01/14............. $  589,500
                                       ----------
                                          982,500
                                       ----------
           Cable--0.0%
    32,000 Rainbow National Services
           LLC*
           8.75%, 9/01/12.............     33,800
                                       ----------
           Chemicals--4.1%
   105,000 Arco Chemical Co.
           10.25%, 11/01/10...........    116,550
   775,000 Equistar Chemicals LP
           10.13%, 9/01/08............    827,313
   276,000 Huntsman International LLC
           9.88%, 3/01/09.............    285,660
   652,000 Huntsman LLC
           11.63%, 10/15/10...........    715,570
 1,785,000 Ineos Group Holdings PLC
           (Great Britain)*
           8.50%, 2/15/16(a)..........  1,713,600
   145,000 Lyondell Chemical Co.
           11.13%, 7/15/12............    156,600
   895,000 Lyondell Chemical Co.
           8.00%, 9/15/14.............    933,038
 2,630,000 Lyondell Chemical Co.
           8.25%, 9/15/16.............  2,774,649
   825,000 Reichhold Industries, Inc.*
           9.00%, 8/15/14.............    812,625
                                       ----------
                                        8,335,605
                                       ----------
           Coal--0.2%
   350,000 Peabody Energy Corp.
           Series B
           6.88%, 3/15/13(a)..........    360,500
                                       ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2006

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Commercial Services--2.7%
$  625,000 Ashtead Capital, Inc.*
           9.00%, 8/15/16(a)........... $  668,750
   775,000 Ashtead Holdings PLC (Great
           Britain)*
           8.63%, 8/01/15..............    809,875
   720,000 Avis Budget Car Rental
           LLC*
           7.87%, 5/15/14 FRN(a).......    698,400
 2,465,000 Corrections Corp. of America
           7.50%, 5/01/11..............  2,551,275
    60,000 Corrections Corp. of America
           6.25%, 3/15/13..............     59,775
   555,000 Hertz Corp.*
           10.50%, 1/01/16(a)..........    613,275
   140,000 Quebecor World Capital
           Corp. (Canada)*
           8.75%, 3/15/16(a)...........    134,750
                                        ----------
                                         5,536,100
                                        ----------
           Diversified Financial Services--4.2%
   590,000 American Real Estate
           Partners LP
           7.13%, 2/15/13..............    595,900
 1,415,000 BCP Crystal US Holdings
           Corp.
           9.63%, 6/15/14..............  1,570,650
   445,000 Ford Motor Credit Co.
           6.63%, 6/16/08..............    444,848
   580,000 Ford Motor Credit Co.
           5.63%, 10/01/08.............    569,790
   845,000 Ford Motor Credit Co.
           5.80%, 1/12/09..............    830,046
   925,000 Ford Motor Credit Co.
           8.11%, 1/13/12 FRN..........    917,725

Principal
 Amount                                Value
----------                           ----------
           Corporate Bonds (Continued)
$  200,000 GMAC LLC
           6.75%, 12/01/14.......... $  205,740
 2,640,000 GMAC LLC
           8.00%, 11/01/31(a).......  3,039,699
   235,000 Hexion US Finance Corp.
           9.87%, 11/15/14 FRN......    236,469
                                     ----------
                                      8,410,867
                                     ----------
           Electric--10.4 %
   805,000 Allegheny Energy Supply
           7.80%, 3/15/11...........    867,387
   385,000 Allegheny Energy Supply*
           8.25%, 4/15/12...........    424,463
   525,000 Aquila, Inc.
           9.95%, 2/01/11...........    577,656
   830,000 Aquila, Inc.
           14.88%, 7/01/12..........  1,087,300
   821,250 Elwood Energy LLC
           8.16%, 7/05/26...........    862,124
   630,000 FirstEnergy Corp.
           Series C
           7.38%, 11/15/31..........    719,648
   364,748 FPL Energy National Wind*
           6.13%, 3/25/19...........    353,994
   158,400 FPL Energy Wind Funding
           LLC*
           6.88%, 6/27/17...........    160,578
 1,808,375 Homer City Funding LLC
           8.73%, 10/01/26..........  2,088,673
   340,000 Ipalco Enterprises, Inc.
           8.38%, 11/14/08..........    354,450
   140,000 Midwest Generation LLC
           8.75%, 5/01/34...........    152,600
   198,351 Midwest Generation LLC
           Series A
           8.30%, 7/02/09...........    204,177

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2006

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$1,986,825 Midwest Generation LLC
           Series B
           8.56%, 1/02/16............ $2,191,716
   715,622 Mirant Mid Atlantic LLC
           Series B
           9.13%, 6/30/17............    808,206
   190,000 MSW Energy Holdings II LLC
           Series B
           7.38%, 9/01/10............    194,750
   310,000 MSW Energy Holdings LLC
           8.50%, 9/01/10............    323,950
 1,090,000 Nevada Power Co., Series A
           8.25%, 6/01/11............  1,196,152
    50,000 Nevada Power Co.
           9.00%, 8/15/13............     54,247
    55,000 Nevada Power Co., Series L
           5.88%, 1/15/15(a).........     55,020
   350,000 Nevada Power Co., Series M
           5.95%, 3/15/16............    351,028
 1,955,000 NRG Energy, Inc.
           7.38%, 2/01/16............  1,969,662
   563,000 PSEG Energy Holdings LLC
           8.63%, 2/15/08............    579,890
 1,810,000 PSEG Energy Holdings LLC
           10.00%, 10/01/09..........  1,991,000
   760,000 Reliant Energy, Inc.
           9.50%, 7/15/13............    818,900
     4,000 Sierra Pacific Resources
           7.80%, 6/15/12............      4,206
   475,000 Sithe/Independence Funding
           Corp., Series A
           9.00%, 12/30/13...........    518,384
   192,237 Tenaska Alabama Partners
           LP*
           7.00%, 6/30/21............    191,882

Principal
 Amount                                        Value
----------                                  -----------
           Corporate Bonds (Continued)
$1,760,000 The AES Corp.*
           8.75%, 5/15/13.................. $ 1,894,200
                                            -----------
                                             20,996,243
                                            -----------
           Electrical Components & Equipment--0.3%
   530,000 General Cable Corp.
           9.50%, 11/15/10.................     564,450
                                            -----------
           Electronics--0.8%
   425,000 Fisher Scientific International,
           Inc.
           6.13%, 7/01/15..................     420,845
   360,000 Fisher Scientific International,
           Inc.
           6.75%, 8/15/14..................     367,486
   425,000 NXP BV/NXP Funding
           LLC*
           7.88%, 10/15/14(a)..............     441,469
   350,000 NXP BV/NXP Funding
           LLC*
           9.50%, 10/15/15.................     360,500
                                            -----------
                                              1,590,300
                                            -----------
           Entertainment--0.8%
   645,000 Capitol Records, Inc.*
           8.38%, 8/15/09..................     677,250
   685,000 Warner Music Group
           7.38%, 4/15/14..................     681,575
   265,000 WMG Holdings Corp.
           9.50%, 12/15/14(b)..............     213,325
                                            -----------
                                              1,572,150
                                            -----------
           Environmental Control--1.0%
   435,000 Aleris International, Inc.*
           9.00%, 12/15/14(a)..............     439,350

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2006

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
$1,515,000 Allied Waste NA, Inc.
           Series B
           8.50%, 12/01/08............... $1,600,219
                                          ----------
                                           2,039,569
                                          ----------
           Food--3.3%
   140,000 Albertson's, Inc.
           7.50%, 2/15/11................    146,156
 1,400,000 Del Monte Corp.
           8.63%, 12/15/12...............  1,484,000
   410,000 Delhaize America, Inc.
           8.13%, 4/15/11................    444,340
 1,405,000 Delhaize America, Inc.
           9.00%, 4/15/31................  1,675,188
   680,000 Pinnacle Foods Holding
           Corp.
           8.25%, 12/01/13...............    699,550
   675,000 Smithfield Foods, Inc.
           Series B
           8.00%, 10/15/09...............    708,750
   400,000 Stater Brothers Holdings, Inc.
           8.13%, 6/15/12(a).............    408,000
 1,065,000 Supervalu, Inc.
           7.50%, 11/15/14...............  1,115,803
                                          ----------
                                           6,681,787
                                          ----------
           Forest Products & Paper--2.4%
   730,000 Boise Cascade LLC
           7.13%, 10/15/14...............    709,925
   630,000 Boise Cascade LLC
           8.25%, 10/15/12 FRN...........    634,725
 1,105,000 Georgia-Pacific Corp.
           8.13%, 5/15/11................  1,165,775
   955,000 Georgia-Pacific Corp.
           9.50%, 12/01/11...............  1,050,500

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  755,000 Verso Paper Holdings LLC*
           9.12%, 8/01/14 FRN.......... $  770,100
   290,000 Verso Paper Holdings LLC*
           9.13%, 8/01/14(a)...........    303,775
   200,000 Verso Paper Holdings LLC*
           11.38%, 8/01/16.............    211,000
                                        ----------
                                         4,845,800
                                        ----------
           Gaming--5.4%
   440,000 Galaxy Entertainment Finance
           Co., Ltd. (British Virgin
           Islands)*
           9.88%, 12/15/12(a)..........    473,550
   260,000 Galaxy Entertainment Finance
           Co., Ltd. (British Virgin
           Islands)*
           10.35%, 12/15/10 FRN........    276,900
   695,000 Isle of Capri Casinos, Inc.
           9.00%, 3/15/12..............    729,750
   795,000 Mohegan Tribal Gaming
           Authority
           6.13%, 2/15/13..............    793,012
   190,000 Pokagon Gaming Authority*
           10.38%, 6/15/14.............    209,000
 1,060,000 Boyd Gaming Corp.
           8.75%, 4/15/12..............  1,113,000
    55,000 Boyd Gaming Corp.
           7.75%, 12/15/12.............     57,131
   805,000 Caesars Entertainment, Inc.
           8.88%, 9/15/08..............    841,225
   135,000 Mandalay Resort Group
           9.50%, 8/01/08..............    142,425
   995,000 Mandalay Resort Group
           Series B
           10.25%, 8/01/07.............  1,023,606

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2006

Principal
 Amount                                  Value
----------                            -----------
           Corporate Bonds (Continued)
$  475,000 MGM Mirage
           9.75%, 6/01/07............ $   483,313
 1,405,000 MGM Mirage
           8.50%, 9/15/10............   1,510,375
   375,000 San Pasqual Casino*
           8.00%, 9/15/13............     387,188
   605,000 Station Casinos, Inc.
           6.88%, 3/01/16............     546,013
   635,000 Station Casinos, Inc.
           7.75%, 8/15/16(a).........     642,938
 1,615,000 Wynn Las Vegas LLC
           6.63%, 12/01/14(a)........   1,612,980
                                      -----------
                                       10,842,406
                                      -----------
           Healthcare--Services--3.5%
   380,000 Coventry Health Care, Inc.
           8.13%, 2/15/12............     396,150
   330,000 Coventry Health Care, Inc.
           6.13%, 1/15/15............     326,865
 1,425,000 HCA, Inc.*
           9.13%, 11/15/14(a)........   1,526,531
 1,995,000 HCA, Inc.*
           9.25%, 11/15/16...........   2,142,131
 2,533,000 Triad Hospitals, Inc.
           7.00%, 5/15/12(a).........   2,589,993
                                      -----------
                                        6,981,670
                                      -----------
           Holding Companies--Diversified--0.9%
   540,000 Leucadia National Corp.
           7.00%, 8/15/13............     550,800
   150,000 Leucadia National Corp.
           8.65%, 1/15/27(a).........     158,250
 1,040,000 Nell AF SARL
           (Luxembourg)*
           8.38%, 8/15/15(a).........   1,073,800
                                      -----------
                                        1,782,850
                                      -----------

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Insurance--0.9%
$  395,000 Crum & Forster Holdings
           Corp.
           10.38%, 6/15/13............. $  429,563
   685,000 Fairfax Financial Holdings
           Ltd. (Canada)
           7.75%, 4/26/12(a)...........    678,149
   235,000 Fairfax Financial Holdings
           Ltd. (Canada)
           7.38%, 4/15/18(a)...........    217,963
   310,000 Markel Capital Trust I
           Series B
           8.71%, 1/01/46..............    323,895
    77,000 UnumProvident Corp.
           7.63%, 3/01/11..............     82,030
                                        ----------
                                         1,731,600
                                        ----------
           Lodging--0.9%
   515,000 Aztar Corp.
           9.00%, 8/15/11..............    540,750
   660,000 Harrah's Operating Co., Inc.
           5.38%, 12/15/13.............    581,689
   675,000 Harrah's Operating Co., Inc.
           5.63%, 6/01/15..............    579,841
   145,000 Harrah's Operating Co., Inc.
           6.50%, 6/01/16..............    130,046
                                        ----------
                                         1,832,326
                                        ----------
           Machinery--Diversified--0.9%
 1,195,000 Case New Holland, Inc.
           9.25%, 8/01/11..............  1,271,181
    70,000 Case New Holland, Inc.
           7.13%, 3/01/14(a)...........     71,400
   390,000 Chart Industries, Inc.*
           9.13%, 10/15/15.............    413,400
                                        ----------
                                         1,755,981
                                        ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2006

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Media--12.5%
$  560,000 Block Communications, Inc.*
           8.25%, 12/15/15............. $  561,400
 1,355,000 Dex Media East LLC
           9.88%, 11/15/09(a)..........  1,422,749
   340,000 Dex Media West LLC
           Series B
           9.88%, 8/15/13..............    372,300
   290,000 Dex Media, Inc.
           9.00%, 11/15/13(a)..........    260,275
    50,000 Dex Media, Inc.
           8.00%, 11/15/13(a)..........     51,750
   145,000 Dex Media, Inc.
           9.00%, 11/15/13(a)(b).......    130,138
   315,000 DirecTV Holdings/Finance Co.
           6.38%, 6/15/15..............    303,581
 5,130,000 Echostar DBS Corp.
           7.13%, 2/01/16..............  5,155,649
   200,000 Gray Television, Inc.
           9.25%, 12/15/11(a)..........    209,750
 4,045,000 Idearc, Inc.*
           8.00%, 11/15/16.............  4,125,899
 1,545,000 Kabel Deutschland GmbH
           (Germany)
           10.63%, 7/01/14(a)..........  1,720,743
   800,000 LIN Television Corp.
           6.50%, 5/15/13(a)...........    766,000
   325,000 LIN Television Corp.
           Series B
           6.50%, 5/15/13..............    311,188
   805,000 Mediacom Broadband LLC
           8.50%, 10/15/15(a)..........    819,088
   585,000 Mediacom Broadband LLC*
           8.50%, 10/15/15.............    595,238

Principal
 Amount                                      Value
----------                                -----------
           Corporate Bonds (Continued)
$  445,000 Morris Publishing Group LLC
           7.00%, 8/01/13................ $   423,863
   440,000 Quebecor Media, Inc.
           (Canada)
           7.75%, 3/15/16................     451,550
   600,000 Radio One, Inc.
           Series B
           8.88%, 7/01/11(a).............     622,500
 1,440,000 R.H. Donnelly Corp.
           Series A-3
           8.88%, 1/15/16................   1,519,200
   990,000 R.H. Donnelley Finance
           Corp.
           10.88%, 12/15/12..............   1,084,050
   563,000 R.H. Donnelley Finance
           Corp.*
           10.88%, 12/15/12..............     616,485
 1,540,000 Rogers Cable, Inc. (Canada)
           7.88%, 5/01/12................   1,672,245
   205,000 Rogers Cable, Inc. (Canada)
           8.75%, 5/01/32................     250,100
 1,115,000 Sinclair Broadcast Group, Inc.
           8.75%, 12/15/11...............   1,166,569
   525,000 Sinclair Broadcast Group, Inc.
           8.00%, 3/15/12................     544,688
                                          -----------
                                           25,156,998
                                          -----------
           Mining--1.6%
   465,000 FMG Finance Property Ltd.
           (Australia)
           9.37%, 9/01/11 FRN(a).........     466,163
 2,715,000 FMG Finance Property Ltd.
           (Australia)*
           10.00%, 9/01/13...............   2,803,237
                                          -----------
                                            3,269,400
                                          -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2006

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Miscellaneous Manufacturing--0.2%
$  320,000 Koppers, Inc.
           9.88%, 10/15/13............ $  349,600
                                       ----------
           Office/Business Equipment--0.7%
 1,200,000 Xerox Corp.
           9.75%, 1/15/09.............  1,302,000
                                       ----------
           Oil & Gas--4.1%
 1,270,000 Chesapeake Energy Corp.
           7.50%, 9/15/13.............  1,328,737
   730,000 Compton Petroleum Finance
           Corp. (Canada)
           7.63%, 12/01/13............    708,100
    80,000 Encore Acquisition Co.
           7.25%, 12/01/17(a).........     77,800
   505,000 Forest Oil Corp.
           8.00%, 12/15/11............    527,725
 1,865,000 OPTI Canada, Inc. (Canada)*
           8.25%, 12/15/14(a).........  1,925,612
   780,000 PetroHawk Energy Corp.
           9.13%, 7/15/13(a)..........    822,900
   735,000 Pioneer Natural
           Resources Co.
           5.88%, 7/15/16.............    681,472
   350,000 Pioneer Natural
           Resources Co.
           6.88%, 5/01/18.............    340,164
   430,000 Sabine Pass LNG LP*
           7.25%, 11/30/13............    428,388
   900,000 Sabine Pass LNG LP*
           7.50%, 11/30/16............    898,875
   460,000 Western Oil Sands, Inc.
           (Canada)
           8.38%, 5/01/12.............    512,900
                                       ----------
                                        8,252,673
                                       ----------

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
           Oil & Gas Services--0.6%
$  400,000 Compagnie Generale De
           Geophysique SA (France)
           7.50%, 5/15/15............ $  404,000
    15,000 Hanover Compressor Co.
           8.63%, 12/15/10(a)........     15,750
   195,000 Hanover Compressor Co.
           7.50%, 4/15/13............    197,925
   234,000 Hanover Equipment Trust
           2001, Series A
           8.50%, 9/01/08............    238,095
   410,000 Hanover Equipment Trust II
           2001, Series B
           8.75%, 9/01/11............    429,475
                                      ----------
                                       1,285,245
                                      ----------
           Packaging & Containers--1.6%
   539,000 Ball Corp.
           6.88%, 12/15/12...........    552,475
   965,000 Graphic Packaging
           International Corp.
           9.50%, 8/15/13(a).........  1,022,900
 1,145,000 Owens-Brockway Glass
           Container, Inc.
           8.75%, 11/15/12...........  1,219,425
   530,000 Silgan Holdings, Inc.
           6.75%, 11/15/13...........    522,050
                                      ----------
                                       3,316,850
                                      ----------
           Pharmaceuticals--0.2%
   465,000 Angiotech Pharmaceuticals,
           Inc. (Canada)*
           9.10%, 12/01/13 FRN(a)....    473,138
                                      ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2006

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Pipelines--3.8%
$  135,000 Colorado Interstate Gas Co.
           5.95%, 3/15/15............. $  133,875
   540,000 Colorado Interstate Gas Co.
           6.80%, 11/15/15............    564,182
   170,000 Copano Energy LLC
           8.13%, 3/01/16.............    176,800
   595,000 El Paso Natural Gas Co.
           8.38%, 6/15/32.............    723,484
 2,530,000 El Paso Natural Gas Co.
           Series A
           7.63%, 8/01/10.............  2,656,500
   180,000 Tennessee Gas Pipeline Co.
           7.50%, 4/01/17.............    197,305
 1,860,000 Williams Cos., Inc.
           7.13%, 9/01/11.............  1,943,700
 1,295,000 Williams Partners LP*
           7.25%, 2/01/17.............  1,327,375
                                       ----------
                                        7,723,221
                                       ----------
           REITS--0.7%
   720,000 Omega Healthcare Investors,
           Inc.
           7.00%, 4/01/14.............    729,000
   295,000 Omega Healthcare Investors,
           Inc.
           7.00%, 1/15/16.............    297,213
   150,000 The Rouse Co.
           8.00%, 4/30/09.............    156,149
   280,000 The Rouse Co.
           7.20%, 9/15/12.............    287,846
                                       ----------
                                        1,470,208
                                       ----------

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Retail--2.5%
$2,230,000 Autonation, Inc.
           7.37%, 04/15/13 FRN......... $2,252,300
   800,000 Autonation, Inc.
           7.00%, 4/15/14(a)...........    810,000
   160,000 GSC Holdings Corp.
           9.24%, 10/01/11 FRN.........    166,800
   275,000 GSC Holdings Corp.
           8.57%, 10/01/12(a)..........    288,750
   195,000 Inergy LP/Inergy Finance
           Corp.
           8.25%, 3/01/16..............    205,725
   200,000 Rite Aid Corp.
           8.13%, 5/01/10(a)...........    205,250
 1,050,000 Rite Aid Corp.
           9.50%, 2/15/11..............  1,103,813
                                        ----------
                                         5,032,638
                                        ----------
           Semiconductors--3.5%
 1,912,000 Advanced Micro Devices, Inc.
           7.75%, 11/01/12.............  1,988,480
   450,000 Avago Technologies Finance
           Pte. Ltd. (Singapore)*
           10.13%, 12/01/13............    482,625
   260,000 Avago Technologies Finance
           Pte. Ltd. (Singapore)*
           10.87%, 6/01/13 FRN(a)......    273,325
 1,195,000 Freescale Semiconductor,
           Inc.*
           8.88%, 12/15/14.............  1,196,494
 2,999,000 Freescale Semiconductor,
           Inc.*
           10.13%, 12/15/16............  3,017,743
                                        ----------
                                         6,958,667
                                        ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2006

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Telecommunications--15.5%
$1,000,000 AT&T Corp.
           8.00%, 11/15/31(c)......... $1,244,431
 1,305,000 Citizens Communications Co.
           9.25%, 5/15/11.............  1,450,181
 1,610,000 Citizens Communications Co.
           9.00%, 8/15/31.............  1,754,899
 2,870,000 Embarq Corp.
           8.00%, 6/01/36.............  2,995,249
   670,000 GCI, Inc.
           7.25%, 2/15/14.............    668,325
   622,000 Inmarsat Finance PLC
           (Great Britain)
           7.63%, 6/30/12.............    645,325
   835,000 Inmarsat Finance PLC
           (Great Britain)
           10.38%, 11/15/12(b)........    773,419
 1,630,000 Intelsat Subsidiary Holding
           Co. Ltd. (Bermuda)
           8.25%, 1/15/13.............  1,662,600
 1,200,000 Nordic Telephone Co.
           Holdings ApS (Denmark)*
           8.88%, 5/01/16(a)..........  1,290,000
 1,830,000 NTL Cable PLC
           (Great Britain)
           8.75%, 4/15/14(a)..........  1,923,787
   600,000 NTL Cable PLC
           (Great Britain)
           9.13%, 8/15/16.............    636,750
 1,207,000 PanAmSat Corp.
           9.00%, 8/15/14.............  1,280,929
 1,410,000 PanAmSat Corp.*
           9.00%, 6/15/16.............  1,499,888

Principal
 Amount                              Value
----------                         ----------
           Corporate Bonds (Continued)
$  215,000 Qwest Communications
           International, Inc.
           7.25%, 2/15/11......... $  220,913
   385,000 Qwest Communications
           International, Inc.
           8.87%, 2/15/09 FRN.....    391,738
 1,255,000 Qwest Corp.
           7.88%, 9/01/11.........  1,342,850
    90,000 Qwest Corp.
           8.88%, 3/15/12(a)......    100,688
   500,000 Qwest Corp.
           8.61%, 6/15/13 FRN.....    543,750
 1,550,000 Qwest Corp.
           7.50%, 10/01/14(a).....  1,650,750
   855,000 Qwest Corp.
           7.63%, 6/15/15.........    919,125
   410,000 Qwest Corp.
           8.88%, 6/01/31.........    429,475
 1,490,000 Rogers Wireless, Inc.
           (Canada)
           9.63%, 5/01/11.........  1,698,600
   930,000 Rogers Wireless, Inc.
           (Canada)
           6.38%, 3/01/14.........    946,275
   325,000 Rogers Wireless, Inc.
           (Canada)
           7.50%, 3/15/15.........    354,250
   325,000 Rogers Wireless, Inc.
           (Canada)
           9.75%, 6/01/16.........    409,500
   345,000 Valor Telecommunication
           Enterprises LLC
           7.75%, 2/15/15(a)......    373,031

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2006

Principal
 Amount                               Value
----------                         ------------
           Corporate Bonds (Continued)
$3,750,000 Windstream Corp.*
           8.63%, 8/01/16(a)...... $  4,124,999
                                   ------------
                                     31,331,727
                                   ------------
           Transportation--0.3%
   560,000 CHC Helicopter Corp.
           (Canada)
           7.38%, 5/01/14.........      542,500
                                   ------------
           Total Corporate Bonds
           (Cost $191,178,418)....  194,375,244
                                   ------------
           Trust Preferred Bond--0.4%
           Insurance--0.4%
   840,000 AFC Capital Trust I
           Series B
           8.21%, 2/03/27
           (Cost $846,073)........      872,877
                                   ------------
Number of
 Shares
----------
           Money Market Fund--1.1%
 2,275,786 BNY Hamilton Money Fund
           (Institutional Shares),
           5.25%(d)
           (Cost $2,275,786)......    2,275,786
                                   ------------

Number of
 Shares                                       Value
----------                                ------------
           Investment of Cash
           Collateral on Securities
           Loaned--17.7%
           Money Market Fund--17.7%
35,682,803 BNY Institutional Cash
           Reserve Fund, 5.32%(e)
           (Cost $35,682,803)(f)......... $ 35,682,803
                                          ------------
           Total Investments
           (Cost $229,983,080)(g)--
           115.7%........................  233,206,710
           Liabilities in excess of other
           assets--(15.7%)...............  (31,652,689)
                                          ------------
           Net Assets--100.0%............ $201,554,021
                                          ------------

* Security exempt from registration under Rule 144A of the Securities Act of 1933.
FRNFloating Rate Note. Coupon shown was in effect at December 31, 2006. Date represents ultimate maturity date.
(a)Security, or a portion thereof, was on loan at December 31, 2006 (See Note
   4).
(b)Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon becomes effective.
(c)Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2006.
(d)Represents annualized 7 day yield at December 31, 2006.
(e)Interest rate reflects the yield as of December 31, 2006.
(f)At December 31, 2006, the total market value of the Fund's securities on loan was $34,829,065 and the total value of the collateral held by the Fund was $35,682,803.
(g)The cost of investments for Federal income tax purposes is $231,418,055. At December 31, 2006, net unrealized appreciation was $1,788,655 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,871,366 and aggregate gross unrealized depreciation of $2,082,711.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         December 31, 2006

Principal
 Amount                                Value
----------                          -----------
           United States Government
           Agencies & Obligations--51.3%
           Federal Home Loan Mortgage Corp.--11.0%
$9,500,000 5.75%, 4/15/08.......... $ 9,570,215
 2,200,000 6.25%, 7/15/32..........   2,531,870
                                    -----------
                                     12,102,085
                                    -----------
           Federal National Mortgage
           Association--9.8%
 6,050,000 4.38%, 3/15/13..........   5,856,334
   725,000 5.13%, 1/02/14..........     723,099
 2,375,000 6.25%, 5/15/29..........   2,700,154
 1,300,000 6.63%, 11/15/30.........   1,551,287
                                    -----------
                                     10,830,874
                                    -----------
           Tennessee Valley Authority--0.7%
   650,000 6.15%, 1/15/38..........     744,037
                                    -----------
           United States Treasury Bonds--3.9%
 2,000,000 7.25%, 5/15/16..........   2,377,422
 1,175,000 6.13%, 11/15/27.........   1,363,275
   500,000 5.25%, 2/15/29..........     524,375
                                    -----------
                                      4,265,072
                                    -----------
           United States Treasury Notes--25.9%
 3,025,000 6.63%, 5/15/07..........   3,041,898
 2,950,000 2.75%, 8/15/07..........   2,908,977
 1,600,000 4.75%, 11/15/08.........   1,597,938
 7,375,000 5.75%, 8/15/10..........   7,629,379
 8,625,000 5.00%, 8/15/11..........   8,745,611
   750,000 3.88%, 2/15/13..........     717,802
 3,950,000 4.25%, 8/15/15..........   3,822,241
                                    -----------
                                     28,463,846
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $56,180,835)......  56,405,914
                                    -----------

Principal
 Amount                              Value
----------                         ----------
           Mortgage-Backed
           Securities--33.9%
           Federal Home Loan Mortgage Corp.--14.5%
$1,000,158 Gold Pool #G080006
           6.00% 8/01/34.......... $1,008,298
    30,251 Gold Pool #M70034
           7.50%, 6/01/08.........     30,595
    15,126 Gold Pool #E00227
           6.00%, 7/01/08.........     15,182
    37,893 Gold Pool #E49415
           6.50%, 7/01/08.........     38,192
       860 Pool #184275
           8.25%, 9/01/08.........        872
    98,571 Gold Pool #M80707
           5.50%, 10/01/08........     98,658
       747 Pool #160062
           9.50%, 10/01/08........        765
       916 Pool #160065
           9.50%, 11/01/08........        938
       907 Pool #160066
           9.75%, 11/01/08........        932
     9,056 Pool #251974
           8.50%, 4/01/09.........      9,105
    22,707 Pool #185964
           8.50%, 2/01/10.........     22,667
    17,820 Gold Pool #E20201
           7.50%, 10/01/10........     18,238
    78,760 Gold Pool #G10439
           6.50%, 1/01/11.........     80,303
    13,735 Gold Pool #E00417
           7.00%, 2/01/11.........     14,119
    54,118 Gold Pool #G90011
           8.50%, 8/17/11.........     54,064
    38,324 Gold Pool #E00461
           7.50%, 12/01/11........     39,430

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2006

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed
           Securities (Continued)
$  120,035 Gold Pool #C90017
           6.50%, 4/01/13.... $  123,204
    46,526 Gold Pool #D90113
           6.50%, 6/01/13....     47,754
    34,300 Gold Pool #G11072
           7.50%, 12/01/15...     35,732
    36,358 Gold Pool #G30052
           7.50%, 6/01/16....     38,073
   590,123 Pool #420008
           5.63%, 1/01/17 FRN    593,237
   189,928 Gold Pool #50377
           6.50%, 1/01/17....    194,354
    92,897 Gold Pool #G30080
           7.50%, 8/01/17....     97,263
   248,367 Gold Pool #C90185
           7.50%, 9/01/17....    260,040
   147,833 Gold Pool #D92715
           6.00%, 11/01/18...    150,233
   731,213 Gold Pool #C90241
           6.50%, 12/01/18...    751,771
     3,498 Pool #555045
           8.00%, 5/01/19....      3,549
 1,315,760 Gold Pool #C90290
           7.00%, 8/01/19....  1,361,523
    29,956 Gold Pool #A01217
           8.50%, 4/01/20....     31,493
   169,528 Gold Pool #390297
           5.63%, 1/01/21 FRN    171,489
   751,158 Gold Pool #C90484
           6.00%, 10/01/21...    762,092
 1,405,125 Gold Pool #C90492
           6.00%, 11/01/21...  1,425,577
   452,560 Gold Pool #C90503
           6.00%, 12/01/21...    459,148

Principal
 Amount                          Value
----------                    -----------
           Mortgage-Backed
           Securities (Continued)
$   50,137 Gold Pool #C00098
           8.00%, 2/01/22.... $    52,694
   101,407 Gold Pool #G80140
           7.00%, 12/17/22...     104,084
     2,974 Gold Pool #D36389
           8.00%, 1/01/23....       3,122
    44,720 Gold Pool #G00356
           7.00%, 6/01/25....      46,124
     9,115 Gold Pool #D67014
           7.50%, 1/01/26....       9,520
   117,762 Gold Pool #G01480
           7.50%, 12/01/26...     122,758
   158,589 Gold Pool #C00490
           8.00%, 1/01/27....     167,046
    88,688 Gold Pool #C20273
           6.00%, 6/01/28....      89,818
    11,132 Gold Pool #C00664
           7.50%, 9/01/28....      11,621
     4,788 Pool #420171
           5.75%, 2/01/30 FRN       4,823
   193,339 Gold Pool #G01130
           8.00%, 2/01/30....     203,557
   159,326 Pool #789483
           5.62%, 6/01/32 FRN     162,853
   491,452 Gold Pool #C69955
           6.50%, 8/01/32....     502,494
 4,389,862 Gold Pool #A15088
           5.50%, 10/01/33...   4,347,872
   418,468 Gold Pool #A17868
           3.50%, 11/01/33...     369,975
 1,847,673 Gold Pool #A47056
           5.00%, 9/01/35....   1,783,406
                              -----------
                               15,920,657
                              -----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2006

Principal
 Amount                      Value
----------                 ----------
           Mortgage-Backed
           Securities (Continued)
           Federal National Mortgage
           Association--15.1%
$   11,431 Pool #195152
           7.00%, 1/01/08. $   11,450
    14,499 Pool #81860
           8.00%, 4/01/09.     14,484
    39,098 Pool #278437
           7.50%, 5/01/09.     39,825
    39,469 Pool #535630
           6.00%, 12/01/10     39,874
   169,843 Pool #406590
           6.25%, 11/01/12    172,977
    93,329 Pool #482513
           5.50%, 1/01/14.     93,729
   195,710 Pool #535633
           5.50%, 12/01/14    196,548
    94,249 Pool #323956
           7.50%, 12/01/14     98,617
   759,073 Pool #535377
           8.00%, 6/01/15.    795,424
   183,258 Pool #535634
           5.50%, 8/01/15.    184,042
   466,796 Pool #6222
           9.00%, 4/01/16.    482,958
   646,472 Pool #733886
           5.50%, 12/01/17    648,015
   607,263 Pool #711995
           4.00%, 9/01/18.    573,439
 1,047,759 Pool #252210
           6.50%, 2/01/19.  1,077,698
   122,054 Pool #252711
           7.00%, 9/01/19.    126,348

Principal
 Amount                         Value
---------                      --------
          Mortgage-Backed
          Securities (Continued)
$256,999  Pool #86688
          5.304%, 10/01/19 FRN $258,523
 318,980  Pool #254044
          6.50%, 10/01/21.....  327,246
 395,520  Pool #254232
          6.50%, 3/01/22......  405,438
  21,561  Pool #124118
          9.00%, 3/01/22......   23,189
 418,212  Pool #254354
          7.00%, 5/01/22......  431,977
  19,134  Pool #159860
          7.50%, 6/01/22......   19,950
 145,382  Pool #164906
          6.87%, 7/01/22......  149,513
  39,143  Pool #50748
          7.50%, 6/01/23......   40,845
 163,080  Pool # 255052
          4.00%, 11/01/23.....  152,155
 128,671  Pool #334595
          7.50%, 11/01/23.....  134,544
 109,545  Pool #326382
          7.00%, 3/01/24......  112,824
 197,429  Pool #255232
          4.50%, 5/01/24......  187,558
 148,085  Pool #300404
          7.00%, 5/01/24......  152,695
   6,570  Pool #64195
          8.345%, 11/01/24 FRN    6,572
  62,002  Pool #70319
          7.837%, 12/01/24 FRN   65,231
 121,477  Pool #308497
          8.00%, 5/01/25......  128,546

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2006

Principal
 Amount                          Value
----------                     ----------
           Mortgage-Backed
           Securities (Continued)
$   22,445 Pool #320514
           6.50%, 9/01/25..... $   23,006
   398,463 Pool #335054
           6.00%, 1/01/26.....    404,723
   109,986 Pool #446431
           8.50%, 10/01/26....    117,581
   121,287 Pool #415330
           8.00%, 12/01/26....    128,155
   512,973 Pool #504474
           5.443%, 1/01/27 FRN    520,841
    98,711 Pool #496045
           8.00%, 1/01/28.....    104,208
    42,928 Pool #251498
           6.50%, 2/01/28.....     44,074
    38,524 Pool #403470
           6.00%, 5/01/28.....     39,310
    31,833 Pool #441759
           6.00%, 9/01/28.....     32,196
 1,063,166 Pool #252034
           7.00%, 9/01/28.....  1,100,135
   622,304 Pool #755598
           5.00%, 11/01/28....    602,368
    47,981 Pool #449154
           6.00%, 12/01/28....     48,528
    81,378 Pool #457916
           7.50%, 12/01/28....     85,254
   447,177 Pool #70849
           5.199%, 1/01/29 FRN    455,978
   279,412 Pool #252334
           6.50%, 2/01/29.....    287,513
    68,995 Pool #252518
           7.00%, 5/01/29.....     71,412

Principal
 Amount                          Value
---------                     -----------
          Mortgage-Backed
          Securities (Continued)
$ 37,531  Pool #252570
          6.50%, 7/01/29..... $    38,494
  17,582  Pool #535182
          8.00%, 10/01/29....      18,692
  97,652  Pool #569042
          7.50%, 11/01/29....     101,964
  81,701  Pool #530528
          6.65%, 4/01/30 FRN.      83,324
 195,439  Pool #601649
          6.00%, 9/01/31.....     198,468
 679,042  Pool #606866
          5.99%, 10/01/31 FRN     685,832
 215,386  Pool #587839
          6.00%, 10/01/31....     217,496
 107,376  Pool #615519
          6.00%, 11/01/31....     108,427
 451,940  Pool #254484
          6.50%, 12/01/31....     463,880
  28,589  Pool #645256
          6.50%, 7/01/32.....      29,244
 339,033  Pool #555522
          5.00%, 6/01/33.....     327,956
 399,468  Pool #743490
          4.00%, 10/01/33....     363,954
 259,430  Pool #776565
          4.00%, 4/01/34.....     236,356
 375,938  Pool #552466
          6.16%, 6/01/34 FRN.     379,643
 951,317  Pool #790003
          6.00%, 8/01/34.....     958,447
 591,192  Pool #827804
          6.00%, 3/01/35.....     596,983
 590,249  Pool #555255
          6.141%, 4/01/40 FRN     601,483
                              -----------
                               16,628,159
                              -----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2006

Principal
 Amount                      Value
---------                   --------
          Mortgage-Backed
          Securities (Continued)
          Government National Mortgage
          Association--4.3%
$ 32,166  Pool #367439
          5.50%, 12/15/08.. $ 32,162
  46,648  Pool #360837
          6.50%, 3/15/09...   47,294
 176,798  Pool #456880
          6.50%, 5/15/13...  181,130
  62,063  Pool #476328
          7.00%, 6/15/13...   64,047
  67,279  Pool #483935
          5.50%, 12/15/13..   67,696
  54,236  Pool #2815
          6.00%, 9/20/14...   54,982
  50,142  Pool #3005
          7.50%, 11/20/15..   52,258
  73,738  Pool #3018
          7.50%, 12/20/15..   76,850
 406,134  Pool #569502
          5.00%, 1/15/17...  401,766
 102,942  Pool #583202
          5.50%, 3/15/17...  103,432
   3,168  Pool #204365
          9.00%, 3/15/17...    3,390
 974,878  Pool #781586
          4.50%, 4/15/18...  946,074
  67,693  Pool #247223
          9.00%, 4/15/18...   72,591
   1,224  Pool #177793
          9.50%, 5/15/19...    1,337
  50,563  Pool #512821
          6.50%, 6/15/19...   51,772
   2,404  Pool #284645
          8.50%, 2/15/20...    2,581

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed
          Securities (Continued)
$202,975  Pool #3706
          4.50%, 5/20/20..... $195,969
 242,754  Pool #304288
          7.68%, 1/15/22.....  255,254
  28,043  Pool #8061
          5.13%, 10/20/22 FRN   28,109
   2,821  Pool #319650
          7.00%, 11/15/22....    2,912
  41,340  Pool #356770
          7.50%, 4/15/23.....   43,145
   7,017  Pool #350532
          6.50%, 6/15/23.....    7,209
 100,486  Pool #351405
          6.50%, 1/15/24.....  103,304
   8,923  Pool #359470
          7.00%, 1/15/24.....    9,221
  21,369  Pool #376445
          6.50%, 4/15/24.....   21,968
   7,258  Pool #386348
          7.50%, 6/15/24.....    7,579
 131,470  Pool #780035
          6.50%, 7/15/24.....  135,157
 105,905  Pool #2080
          7.50%, 9/20/25.....  110,221
  51,721  Pool #780459
          7.00%, 11/15/26....   53,494
  46,181  Pool #2345
          8.50%, 12/20/26....   49,358
  13,202  Pool #464704
          8.00%, 7/15/28.....   13,998
  47,536  Pool #564751
          6.00%, 8/15/31.....   48,273
  73,199  Pool #3330
          4.50%, 12/20/32....   68,731

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2006

Principal
 Amount                                Value
----------                          -----------
           Mortgage-Backed
           Securities (Continued)
$  614,895 Pool #623373
           4.50%, 1/20/34.......... $   575,061
   852,426 Pool #616896
           6.00%, 11/15/35.........     864,396
                                    -----------
                                      4,752,721
                                    -----------
           Total Mortgage-Backed
           Securities
           (Cost $37,544,319)......  37,301,537
                                    -----------
           Collateralized Mortgage
           Obligations--6.7%
           Federal Home Loan Mortgage Corp.--1.7%
   557,938 Series 1602-H
           6.50%, 10/15/23.........     556,406
 1,175,000 Series 1627-PJ
           6.00%, 3/15/23..........   1,176,844
   179,211 Series 2123-PE
           6.00%, 12/15/27.........     179,443
                                    -----------
                                      1,912,693
                                    -----------
           Federal National Mortgage
           Association--5.0%
   276,852 Series 1988-15A
           9.00%, 6/25/18..........     293,678
   186,605 Series 1992-136PK
           6.00%, 8/25/22..........     189,113
    45,949 Series 1992-172M
           7.00%, 9/25/22..........      47,680
   743,310 Series 1993-149M
           7.00%, 8/25/23..........     771,230
 2,608,605 Series 1993-178PK
           6.50%, 9/25/23..........   2,678,229
 1,200,256 Series 1993-203PL
           6.50%, 10/25/23.........   1,225,076

Principal
 Amount                                       Value
----------                                 ------------
           Collateralized Mortgage
           Obligations (Continued)
$   37,920 Series 1993-253H PO
           0.00%, 11/25/23................ $     31,503
   197,708 Series 1993-255E
           7.10%, 12/25/23................      211,034
                                           ------------
                                              5,447,543
                                           ------------
           Government National Mortgage
           Association--0.0%
    47,390 Series 1999-13PC
           6.00%, 3/20/28.................       47,333
                                           ------------
           Total Collateralized
           Mortgage Obligations
           (Cost $7,324,448)..............    7,407,569
                                           ------------
 Number
of Shares
----------
           Money Market Fund--7.1%
 7,855,381 BNY Hamilton Treasury
           Money Fund
           (Institutional Shares) 4.95%(a)
           (Cost $7,855,381)..............    7,855,381
                                           ------------
           Total Investments
           (Cost $108,904,983)(b)--
           99.0%..........................  108,970,401
           Other assets less liabilities--
           1.0%...........................    1,034,273
                                           ------------
           Net Assets--100.0%............. $110,004,674
                                           ------------

FRNFloating rate note. Coupon shown was in effect at December 31, 2006. Date represents ultimate maturity date.
PO Principal Only.
(a)Represents annualized 7 day yield at December 31, 2006.
(b)The cost of investments for Federal income tax purposes is $110,468,941. At December 31, 2006, net unrealized depreciation was $1,498,540 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $1,267,962 and aggregate gross unrealized depreciation of $2,766,502.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         December 31, 2006

                                                    Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                             Ratings*   Rate     Date     Value
----------                                          -------- -------- -------- ----------
           Municipal Bonds--98.6%
           Education--6.9%
$1,000,000 Dutchess County, New York,
           Industrial Development Agency
           (Bard College Civic Facilities).........  A3/NR     5.75%  8/01/08  $1,032,360
   750,000 New York State Dormitory Authority,
           Series D................................ NR/AAA     5.00   3/15/11     789,450
   825,000 New York State Dormitory Authority,
           Series D................................ NR/AAA     4.00   3/15/11     836,781
 1,000,000 New York State Dormitory Authority
           Revenue, Columbia University............ Aaa/AAA    5.00   7/01/12   1,071,420
 1,500,000 New York State Dormitory Authority
           Revenue, New York University,
           FGIC Insured+........................... Aaa/AAA    5.00   7/01/21   1,595,430
   405,000 New York State Dormitory Authority,
           Fordham University, FGIC Insured+....... NR/AAA     5.00   7/01/18     429,353
 1,500,000 New York State Dormitory Authority,
           New York University, Series A,
           AMBAC Insured+.......................... Aaa/AAA    5.50   7/01/09   1,569,900
   500,000 New York State Dormitory Authority,
           Rochester Institute of Technology,
           AMBAC Insured+.......................... Aaa/AAA    5.00   7/01/13     520,220
                                                                               ----------
                                                                                7,844,914
                                                                               ----------
           General Obligations--11.3%
   200,000 Bethlehem, New York, AMBAC Insured+..... Aaa/AAA    7.10   11/01/07    205,684
 1,000,000 Katonah-Lewisboro, New York, Union Free
           School District, Series B, FGIC Insured+ Aaa/NR     5.00   9/15/15   1,098,030
 1,000,000 New York, New York, Series A............ A1/AA-     5.00   8/01/18   1,074,830
   500,000 New York, New York, Series A............  A3/A-     6.25   8/01/08     508,420
    50,000 New York, New York, Series B............  A2/A      7.50   2/01/07      50,149
   525,000 New York, New York, Series C............  A2/A      5.50   8/15/08     540,524
 1,000,000 New York, New York, Series C............  A2/A      5.00   8/01/14   1,021,710

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2006

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York, New York, Series M,
           FSA Insured+............................. Aaa/AAA    5.00%  4/01/18  $ 1,075,340
 2,750,000 New York State, Series A.................  A2/AA     5.25   3/15/15    2,938,210
 1,500,000 Onondaga County, New York, Series A...... Aa2/AA+    5.00   5/01/17    1,588,395
 1,000,000 Orange County, New York, Series A........ Aa1/NR     5.00   7/15/19    1,081,910
 1,000,000 Orange County, New York, Series A........ Aa1/NR     5.00   7/15/20    1,079,260
   500,000 Rockland County, New York, Series A...... A1/AA-     5.00   10/01/15     528,525
                                                                                -----------
                                                                                 12,790,987
                                                                                -----------
           Healthcare--6.0%
 1,000,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1................................. Aa2/AA     5.00   7/01/11    1,051,380
 3,250,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1, MBIA Insured+.................. Aaa/AAA    5.00   7/01/20    3,471,000
   680,000 New York State Medical Care Facilities
           Finance Agency Revenue, Series A,
           Sonyma Insured+.......................... Aa1/NR     6.38   11/15/20     688,133
   400,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA    5.25   11/01/11     423,152
 1,100,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA    5.13   11/01/15   1,149,555
                                                                                -----------
                                                                                  6,783,220
                                                                                -----------
           Housing--4.7%
    55,000 New York State Housing Finance Agency,
           Multi-Family Mortgage, Series A,
           FHA Insured+............................. Aa2/AA     7.00   8/15/22       55,680
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 70............ Aa1/NR     5.38   10/01/17   1,014,280
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 80............ Aa1/NR     5.10   10/01/17   1,029,320

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2006

                                                         Moody's
Principal                                                  /S&P   Interest  Maturity
 Amount                                                  Ratings*   Rate      Date     Value
----------                                               -------- --------  -------- ----------
           Municipal Bonds (Continued)
$1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 95................ Aa1/NR     5.50%   10/01/17 $1,043,190
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program......................... Aa3/AA     5.00    12/01/19  1,058,120
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program......................... Aa3/AA     5.00    12/01/18  1,059,980
                                                                                     ----------
                                                                                      5,260,570
                                                                                     ----------
           Industrial Development--1.9%
 1,175,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project), MBIA Insured+.................. Aaa/AAA    5.00    12/01/07  1,189,218
 1,000,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project), MBIA Insured+.................. Aaa/AAA    5.00    12/01/09  1,020,970
                                                                                     ----------
                                                                                      2,210,188
                                                                                     ----------
           Other--3.2%
 1,650,000 Liberty, New York Development Corp.
           Revenue, (Goldman Sachs Headquarters)........ Aa3/A+     5.00    10/01/15  1,784,063
 1,800,000 New York State Dormitory Authority, Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+    5.13    8/01/12   1,873,638
                                                                                     ----------
                                                                                      3,657,701
                                                                                     ----------
           Pre-Refunded/Escrowed Securities--8.5%
 1,000,000 Metropolitan Transportation Authority
           New York, Transportation Facilities Revenue,
           Series B-2, MBIA Insured+, ETM............... Aaa/AAA    5.00    7/01/17   1,026,900
 1,000,000 Metropolitan Transportation Authority
           Revenue, Series N, FGIC Insured+............. Aaa/AAA    3.68(a) 7/01/11     849,990
 1,000,000 New York State Dormitory Authority Lease
           Revenue, Series A............................  A2/A+     5.38    5/15/21   1,094,941

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2006

                                                       Moody's
Principal                                                /S&P   Interest  Maturity
 Amount                                                Ratings*   Rate      Date     Value
----------                                             -------- --------  -------- ----------
           Municipal Bonds (Continued)
$  860,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B NR/AA-     5.25%   2/15/18  $  942,809
   595,000 New York State Dormitory Authority
           Revenue, FGIC Insured+..................... NR/AAA     5.00    7/01/18     635,960
   600,000 New York State Dormitory Authority
           Revenue, New York Public Library, Series A,
           MBIA Insured+, ETM......................... Aaa/AAA    3.66(a) 7/01/10     529,458
   390,000 New York State Environmental Facilities
           Corp., Series C, ETM....................... Aaa/AAA    5.25    6/15/12     402,663
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B, MBIA Insured+.............. Aaa/AAA    5.25    4/01/16   1,071,020
   990,000 New York State Urban Development Corp.,
           Personal Income Tax Facility, Series A.....  A1/AA     5.38    3/15/17   1,072,269
   750,000 Suffolk County, New York, Series B,
           FGIC Insured+.............................. Aaa/AAA    5.00    10/01/13    786,270
   120,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+.......... Aaa/AAA    4.00    6/01/13     123,056
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y, ETM............. Aa3/AAA    6.00    1/01/12   1,078,290
                                                                                   ----------
                                                                                    9,613,626
                                                                                   ----------
           Special Tax--16.9%
 2,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A,
           FGIC Insured+.............................. Aaa/AAA    5.25    11/15/15  2,137,100
 1,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A
           FGIC Insured+.............................. Aaa/AAA    4.50    4/01/18   1,056,630
 1,000,000 Nassau County, New York Interim Finance
           Authority, MBIA Insured+................... Aaa/AAA    5.00    11/15/16  1,087,550

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2006

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 Nassau County, New York Interim Finance
           Authority Sales Tax, Series A,
           AMBAC Insured+............................ Aaa/AAA    5.00%  11/15/17 $ 1,071,990
 1,500,000 Nassau County, New York Interim Finance
           Authority, Series B, AMBAC Insured+....... Aaa/AAA    5.00   11/15/16   1,615,605
 2,000,000 New York City Transitional Finance
           Authority, Series A....................... Aa2/AA+    5.50   11/15/17   2,184,099
   930,000 New York City Transitional Finance
           Authority, Series B, MBIA-IBC Insured+.... Aa2/AA+    4.75   11/15/15     949,539
 1,000,000 New York City Transitional Finance
           Authority, Series C....................... Aa2/AA+    5.38   2/01/13    1,071,510
 1,000,000 New York City Transitional Finance
           Authority, Series C....................... Aa2/AA+    5.38   2/15/14    1,076,520
 1,000,000 New York State Dormitory Authority
           Revenue, State Personal Income Tax,
           Series A..................................  NR/AA     5.00   3/15/16    1,066,950
 1,000,000 New York State Local Government Assistance
           Corp., Series A...........................  A1/AA     5.40   4/01/13    1,014,320
 1,500,000 New York State Local Government Assistance
           Corp., Series A...........................  A1/AA     5.40   4/01/15    1,521,480
 2,000,000 New York State Local Government Assistance
           Corp., Series A-1, FSA Insured+........... Aaa/AAA    5.00   4/01/13    2,145,640
 1,000,000 New York State Local Government Assistance
           Corp., Series C...........................  A1/AA     6.00   4/01/08    1,029,510
                                                                                 -----------
                                                                                  19,028,443
                                                                                 -----------
           State Appropriation--15.9%
 1,000,000 New York State Dormitory Authority
           Revenue................................... NR/AA-     5.00   7/01/18    1,068,890
 1,000,000 New York State Dormitory Authority
           Revenue................................... NR/AA-     5.00   7/01/19    1,075,560
   250,000 New York State Dormitory Authority
           Revenue, Albany County.................... A3/AA-     5.50   4/01/08      255,455

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2006

                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date     Value
----------                                                 -------- -------- -------- ----------
           Municipal Bonds (Continued)
$2,370,000 New York State Dormitory Authority
           Revenue, City University Construction,
           Series A, FGIC-TCRS Insured+................... Aaa/AAA    5.75%  7/01/18  $2,692,082
   140,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B.... NR/AA-     5.25   2/15/18     150,924
 1,500,000 New York State Dormitory Authority
           Revenue, Series B, VRDN........................ A3/AA-     5.25   11/15/23  1,604,070
   500,000 New York State Dormitory Authority
           Revenue, State University Dormitory Facilities,
           Series A....................................... A1/AA-     5.50   7/01/10     528,155
   500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, CAPMAC-ITC
           Insured+....................................... Aaa/AAA    5.25   5/15/15     545,020
 1,500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, MBIA-IBC Insured+........ Aaa/AAA    5.88   5/15/11   1,633,200
   800,000 New York State Dormitory Authority
           Revenue, State University, MBIA-IBC
           Insured+....................................... Aaa/AAA    5.00   5/15/15     822,072
 1,105,000 New York State Dormitory Authority
           Revenue, Upstate Community College,
           AMBAC Insured+................................. Aaa/AAA    5.00   7/01/14   1,148,338
 1,000,000 New York State Thruway Authority, Highway
           and Bridges, General Purpose, Series B, FSA
           Insured+....................................... Aaa/AAA    4.75   4/01/19   1,045,030
   485,000 New York State Thruway Authority, Highway
           and Bridges Trust Fund, Series A............... NR/AAA     5.00   4/01/10     503,978
 1,000,000 New York State Thruway Authority, Highway
           and Bridges, Service Contract Revenue.......... A1/AA-     5.50   4/01/14   1,080,630
 1,855,000 New York State Urban Development Corp.,
           Lien-Corp. Purpose............................. Aaa/AAA    5.50   7/01/16   1,894,734

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2006

                                                    Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                             Ratings*   Rate     Date      Value
----------                                          -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  145,000 New York State Urban Development Corp... Aaa/AAA    5.50%  7/01/16  $   149,175
 1,750,000 New York State Urban Development Corp.,
           Correctional Facilities, Series A....... A2/AA-     5.00   1/01/08    1,772,593
                                                                               -----------
                                                                                17,969,906
                                                                               -----------
           Transportation--10.3%
 1,000,000 New York Metropolitan Transportation
           Authority Revenue, Series A.............  A2/A      5.00   11/15/17   1,083,530
 1,000,000 New York State Thruway Authority General
           Revenue, Series F, AMBAC Insured+....... Aaa/AAA    5.00   1/01/19    1,072,880
 2,000,000 Port Authority of New York & New Jersey,
           Series 125, FSA Insured+................ Aaa/AAA    5.00   10/15/19   2,132,380
 1,000,000 Port Authority of New York & New Jersey,
           Series 128, FSA Insured+................ Aaa/AAA    5.00   11/01/18   1,071,370
 1,000,000 Port Authority of New York & New Jersey,
           Series 142.............................. A1/AA-     5.00   7/15/21    1,070,540
 1,000,000 Triborough Bridge & Tunnel Authority,...
           General Purpose, Series A............... Aa3/AA-    5.25   1/01/16    1,067,880
 2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B............... Aa2/AA-    5.25   11/15/16   2,155,860
   775,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B............... Aa3/AA-    5.25   11/15/17     836,202
 1,000,000 Triborough Bridge & Tunnel Authority.... Aa2/AA-    5.25   11/15/15   1,107,000
                                                                               -----------
                                                                                11,597,642
                                                                               -----------
           Utilities--13.0%
   850,000 Long Island Power Authority, New York
           Electric System Revenue, Series F,
           MBIA Insured+........................... Aaa/AAA    4.00   5/15/12      862,631
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A,
           AMBAC Insured+.......................... Aaa/AAA    5.50   12/01/10   1,066,330
 2,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B....... Baa1/A-    5.25   6/01/14    2,178,140

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2006

                                                        Moody's
Principal                                                 /S&P   Interest  Maturity
 Amount                                                 Ratings*   Rate      Date      Value
----------                                              -------- --------  -------- ------------
           Municipal Bonds (Continued)
$1,500,000 New York State Environmental Facilites Corp.
           Clean Water Revolving Funds, New York City
           Municipal Water Project, Series D........... Aaa/AAA    5.25%   6/15/14  $  1,648,410
 1,000,000 New York State Environmental Facilities
           Corp., Sub-Series E......................... Aa1/AA-    5.38    6/15/15     1,081,870
   150,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series A.. Aaa/AAA    7.00    6/15/12       150,399
     5,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series C.. Aa2/A+     7.20    3/15/11         5,053
 1,000,000 New York State Environmental Facilities
           Corp., Series B............................. Aaa/AAA    5.25    6/15/17     1,075,990
   775,000 New York State Environmental Facilities
           Corp., Series B............................. Aaa/AAA    5.25    6/15/19       833,497
   110,000 New York State Environmental Facilities
           Corp., Unrefunded Balance, Series C......... Aaa/AAA    5.25    6/15/12       113,523
 1,450,000 New York State Power Authority, Series A.... Aa2/AA-    5.25    11/15/16    1,562,999
 2,500,000 New York State Power Authority, Series A.... Aa2/AA-    5.00    11/15/17    2,660,649
 1,380,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+........... Aaa/AAA    4.00    6/01/14     1,403,212
                                                                                    ------------
                                                                                      14,642,703
                                                                                    ------------
           Total Short-Term Municipal Bonds
           (Cost $109,269,372).........................                              111,399,900
                                                                                    ------------
Number of
 Shares
----------
           Money Market Fund--0.2%
   216,423 BNY Hamilton New York Tax-Exempt
           Money Fund (Hamilton Shares)
           (Cost $216,423).............................            3.68(b)               216,423
                                                                                    ------------
           Total Investments
           (Cost $109,485,795)(c)--98.8%...............                              111,616,323
           Other assets less liabilities--1.2%.........                                1,313,740
                                                                                    ------------
           Net Assets--100.0%..........................                             $112,930,063
                                                                                    ------------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2006


AMBAC     American Municipal Bond Assurance Corp.
CAPMAC-ITCCapital Markets Assurance Corp.--Insured Trust Certificate.
ETM       Escrowed to maturity.
FGIC      Financial Guaranty Insurance Company.
FSA       Federal Security Association.
MBIA      Municipal Bond Investor Assurance.
MBIA-IBC  Insured Bond Certificate
NR        Not Rated.
SONYMA    State of New York Mortgage Authority.
VRDN Variable Rate Demand Note, rate shown is in effect at December 31, 2006. Date represents ultimate maturity date.
*         Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2006.
(b)       Represents annualized 7 day yield at December 31, 2006.
(c) The cost of investments for Federal income tax purposes is $109,485,699. At December 31, 2006, net unrealized appreciation was $2,130,624 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,297,775 and aggregate gross unrealized depreciation of $167,151.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         December 31, 2006

                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date     Value
----------                                                 -------- -------- -------- ----------
           Municipal Bonds--98.4%
           Education--19.2%
$2,000,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+............... Aaa/AAA    4.75%  6/01/16  $2,090,460
 1,260,000 Connecticut State Health & Educational
           Facility Authority Revenue, Series H,
           FSA Insured+................................... Aaa/AAA    5.00   11/01/14  1,368,108
 2,500,000 District of Columbia (Georgetown University),
           Series A, MBIA Insured+........................ Aaa/AAA    6.00   4/01/18   2,615,275
 1,105,000 Indiana State Finance Authority Revenue
           (Collegiate Project)........................... Aa2/AA     3.75   5/01/10   1,107,475
 1,000,000 Indiana State Finance Authority Revenue
           (Collegiate Project)........................... Aa2/AA     5.00   5/01/15   1,081,530
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+.................................. Aaa/AAA    5.00   8/01/11   1,501,865
 2,825,000 Metropolitan Govt. Nashville and Davidson
           County, Tennessee, H & E Facility (Vanderbilt
           University).................................... Aa2/AA     5.00   10/01/19  2,950,119
 1,000,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Carleton College)........... Aa2/NR     5.30   11/01/13  1,013,980
 1,410,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Macalester College),
           Series 6B...................................... Aa3/NR     5.00   3/01/14   1,515,003
 2,050,000 New Jersey State Educational Facility Authority
           Revenue (Institutes of Technology), Series B,
           AMBAC Insured+................................. Aaa/AAA    5.00   7/01/21   2,188,355
 1,000,000 New Jersey State Educational Facility Authority
           Revenue (Rowan University), Series C,
           FGIC Insured+.................................. Aaa/AAA    5.25   7/01/13   1,072,470
 1,140,000 New York State Dormitory Authority
           Revenue (Barnard College),
           AMBAC Insured+................................. Aaa/AAA    5.25   7/01/16   1,160,246

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2006

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,000,000 New York State Dormitory Authority
           Revenue (Columbia University), Series A....... Aaa/AAA    5.25%  7/01/21  $ 2,154,020
 2,000,000 Private Colleges & Universities Authority,
           Georgia Revenues, Emory University,
           Series A...................................... Aa2/AA     5.00   9/01/18    2,162,440
    90,000 Socorro, Texas, Independent School District,
           PSF-PTD Insured+.............................. NR/AAA     5.38   8/15/19       95,842
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured+...................... Aaa/AAA    5.50   10/01/14   1,091,510
 1,000,000 Swarthmore Borough Authority, Pennsylvania
           (Swarthmore College).......................... Aaa/AA+    5.00   9/15/08    1,023,150
 1,000,000 Swarthmore Borough Authority, Pennsylvania
           (Swarthmore College).......................... Aaa/AA+    5.25   9/15/09    1,041,680
   280,000 Texas A & M University Revenue................ Aa1/AA+    5.00   5/15/08      281,375
 1,450,000 Texas A & M University Revenue, Series A...... Aa1/AA+    5.38   5/15/15    1,548,470
   810,000 Texas A & M University Revenue, Series A...... Aa1/AA+    5.38   5/15/15      863,662
 2,000,000 Texas Technical University Revenue, Series 9,
           AMBAC Insured+................................ Aaa/AAA    5.00   2/15/12    2,117,280
 2,405,000 University of Maryland, Auxiliary Facilities &
           Tuition Revenue, Series A..................... Aa2/AA     5.00   4/01/17    2,560,074
 2,000,000 University of Missouri, Series A.............. Aa2/AA     5.00   11/01/12   2,138,560
 2,000,000 University of Nebraska, Lincoln Student Fees &
           Facilities, Series B.......................... Aa2/AA-    5.00   7/01/28    2,090,100
 1,000,000 University of North Carolina, Series A........ Aa1/AA+    5.00   12/01/12   1,070,190
 1,665,000 University of Virginia, Series B.............. Aaa/AAA    5.00   6/01/18    1,779,818
                                                                                     -----------
                                                                                      41,683,057
                                                                                     -----------
           General Obligations--28.3%
 1,800,000 Anchorage, Alaska, Series A, MBIA
           Insured+...................................... Aaa/AAA    5.50   6/01/20    1,961,496
 3,000,000 Austin, Texas................................. Aa1/AAA    5.00   9/01/17    3,174,150

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2006

                                                         Moody's
Principal                                                  /S&P   Interest  Maturity
 Amount                                                  Ratings*   Rate      Date     Value
----------                                               -------- --------  -------- ----------
           Municipal Bonds (Continued)
$1,000,000 Bushland, Texas, Independent School District,
           PSF-GTD Insured+............................. NR/AAA     5.00%   2/15/28  $1,043,330
 5,000,000 California State Economic Recovery,
           Series A..................................... Aa3/AA+    5.00    7/01/15   5,436,250
 2,800,000 Charlotte, North Carolina, Series C.......... Aaa/AAA    5.00    4/01/13   3,012,800
   260,000 Chicago, Illinois, Park District, Series C,
           FGIC Insured+................................ Aaa/AAA    5.50    1/01/17     277,589
 5,000,000 Chicago, Illinois, Series A, FSA Insured+.... Aaa/AAA    5.00    1/01/14   5,369,200
 7,400,000 City of New York, XLCA Insured+.............. Aaa/AAA    5.00    9/01/22   7,892,692
 2,000,000 Durham County, North Carolina, Series B...... Aaa/AAA    5.00    4/01/15   2,119,900
 1,000,000 Garden State Preservation Trust, Series C,
           FSA Insured+................................. Aaa/AAA    5.13    11/01/16  1,105,540
   390,000 Houston, Texas, Public Improvement,
           Series A..................................... Aa3/AA-    5.25    3/01/13     401,088
 3,000,000 Houston, Texas, Independent School District,
           PSF-GTD Insured+............................. Aaa/AAA    5.00    2/15/19   3,208,230
 3,000,000 Illinois FIRST Series........................ Aa3/AA     5.25    10/01/15  3,229,560
 1,575,000 Klein, Texas, Independent School District,
           PSF-GTD Insured+............................. Aaa/AAA    5.00    8/01/19   1,661,200
 3,785,000 Massachusetts State, Series D, MBIA
           Insured+..................................... Aaa/AAA    5.50    10/01/20  4,398,397
 1,340,000 Minnesota State.............................. Aa1/AAA    5.00    11/01/18  1,369,668
 1,300,000 Ohio State Revenue, AMBAC Insured+........... Aaa/AAA    5.00    10/01/11  1,375,335
 3,000,000 Plano, Texas, Independent School District,
           PSF-GTD Insured+............................. Aaa/AAA    5.00    2/15/18   3,184,830
 3,260,000 Royse City Independent School District,
           Texas, PSF-GTD Insured+...................... NR/AAA     3.99(a) 8/15/14   2,416,866
 1,500,000 Texas State Refunding Water Financial
           Assistance, Series A & C..................... Aa1/AA     5.00    8/01/09   1,531,395
 1,490,000 Washington State, Series R-98A............... Aa1/AA     5.00    7/01/12   1,499,387
 1,250,000 Washington State, Series R-98A............... Aa1/AA     5.00    7/01/14   1,257,875

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2006

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- -----------
           Municipal Bonds (Continued)
$4,355,000 Will County Community School District No.
           161, Summit Hill, Illinois, FGIC Insured+... Aaa/NR     5.00%  1/01/23  $ 4,632,414
                                                                                   -----------
                                                                                    61,559,192
                                                                                   -----------
           Housing--9.9%
 1,740,000 California Statewide Community Development
           Authority Revenue........................... Aaa/AAA    5.25   7/01/15    1,899,401
 1,210,000 Colorado Housing & Finance Authority, Single
           Family Mortgage, Class I-A-4................ Aaa/AAA    4.90   11/01/11   1,254,455
 1,195,000 Illinois Housing Development Authority,
           GNMA Insured+............................... NR/AAA     4.13   10/20/16   1,193,016
 3,000,000 Kentucky Housing Revenue Corp., Series B.... Aaa/AAA    4.80   7/01/20    3,059,130
 3,000,000 Maine State Housing Authority, Series D-2... Aa1/AA+    4.75   11/15/21   3,056,460
   715,000 Maine State Housing Authority, Housing
           Mortgage Finance Program, Series C.......... Aa1/AA+    5.30   11/15/23     744,723
   975,000 Missouri State Housing Development,
           Single Family Mortgage Revenue
           (Homeown Loan Program), Series A,
           GNMA/FNMA Insured+.......................... NR/AAA     5.05   9/01/24      999,073
 1,750,000 Nebraska Investment Finance Authority,
           Single Family Mortgage, Series A,
           GNMA/FNMA/FHLMC Insured+.................... NR/AAA     4.70   9/01/21    1,774,798
 1,165,000 Nebraska Investment Finance Authority
           Single Family Mortgage, Series D,
           GNMA/FNMA/FHLMC Insured+.................... NR/AAA     5.25   9/01/22    1,198,342
 1,500,000 New York State Mortgage Agency,
           Series 101.................................. Aa1/NR     5.00   10/01/18   1,532,970
 1,000,000 Pennsylvania Housing Finance Agency, Single
           Family Mortgage, Series 73B................. Aa2/AA+    5.00   4/01/16    1,036,190
 1,000,000 Puerto Rico Housing Finance Authority....... Aa3/AA     5.00   12/01/11   1,052,920
 1,950,000 Texas State Department of Housing and
           Community Affairs, Series A,
           GNMA/FNMA/MBIA Insured+..................... Aaa/AAA    5.45   9/01/23    2,025,758

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2006

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  725,000 Vermont Housing Finance Agency, Series 16A,
           FSA Insured+................................. Aaa/AAA    4.85%  5/01/11  $   728,777
                                                                                    -----------
                                                                                     21,556,013
                                                                                    -----------
           Other--5.6%
 2,500,000 Dutchess County Industrial Development
           Agency, IBM Project, New York................  A1/A+     5.45   12/01/29   2,607,375
 5,000,000 Florida Hurricane Catastrophe Fund........... Aa3/AA     5.00   7/01/11    5,267,450
 1,000,000 Liberty, New York, Development Corp.
           Revenue, (Goldman Sachs Headquarters)........ Aa3/AA-    5.00   10/01/15   1,081,250
 1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+    5.25   8/01/13    1,043,400
 1,000,000 North Carolina Infrastructure Finance Corp.,
           Series A..................................... Aa2/AA+    5.00   2/01/22    1,062,100
 1,000,000 North Carolina Infrastructure Finance Corp.,
           Series A..................................... Aa2/AA+    5.00   2/01/23    1,059,980
                                                                                    -----------
                                                                                     12,121,555
                                                                                    -----------
           Pre-Refunded/Escrowed Securities--13.5%
   820,000 Chicago, Illinois, Park District, Series C,
           FGIC Insured+................................ Aaa/AAA    5.50   7/01/17      882,148
   810,000 Connecticut Resources Recovery Authority,
           Series A, MBIA Insured+...................... Aaa/AAA    5.50   11/15/12     827,423
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, FSA Insured+, ETM................... Aaa/AAA    5.00   1/01/15    1,232,338
   115,000 Monroe County, New York, AMBAC
           Insured+..................................... Aaa/AAA    6.00   6/01/11      116,120
    25,000 New Jersey State Turnpike Authority
           Revenue, ETM................................. Aaa/AAA    5.88   1/01/08       25,375
   615,000 New York, New York City Transitional
           Finance Authority Revenue (Future Tax),
           Series A..................................... Aa1/AAA    5.38   11/15/21     671,998

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2006

                                                        Moody's
Principal                                                 /S&P   Interest  Maturity
 Amount                                                 Ratings*   Rate      Date      Value
----------                                              -------- --------  -------- -----------
           Municipal Bonds (Continued)
$3,385,000 New York, New York City Transitional
           Finance Authority Revenue................... Aa1/AAA    5.38%   11/15/21 $ 3,657,763
 8,550,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A, ETM........ Aaa/BBB    5.00    1/01/17    9,325,656
 4,055,000 North Carolina Municipal Power Agency
           No. 1, Catawaba Electric Revenue, ETM....... Baa1/A-    5.50    1/01/13    4,383,820
 1,000,000 Omaha, Nebraska, Series A, ETM.............. Aaa/AAA    6.50    12/01/16   1,224,200
 5,000,000 Portland, Oregon Sewer System Revenue,
           Series A, FGIC Insured+..................... Aaa/AAA    5.75    8/01/18    5,350,000
 1,560,000 Socorro, Texas, Independent School District,
           PSF-GTD Insured+............................ NR/AAA     5.38    8/15/19    1,671,509
                                                                                    -----------
                                                                                     29,368,350
                                                                                    -----------
           Special Tax--1.3%
   100,000 New York State Local Government Assistance
           Corp., Series A, VRDN....................... Aa1/AA-    3.83    4/01/22      100,000
 2,595,000 New York State Local Government Assistance
           Corp., Series C............................. Aa3/AAA    6.00    4/01/12    2,793,569
                                                                                    -----------
                                                                                      2,893,569
                                                                                    -----------
           State Appropriation--3.1%
 2,000,000 Metropolitan Transportation Authority,
           Series A, FGIC Insured+..................... Aaa/AAA    5.25    4/01/13    2,058,660
 1,000,000 Metropolitan Transportation Authority,
           Series N, FGIC Insured+..................... Aaa/AAA    3.68(a) 7/01/11      849,990
 3,600,000 New York State Dormitory Authority
           Revenue, Series B, VRDN..................... A1/AA-     5.25    11/15/23   3,849,768
                                                                                    -----------
                                                                                      6,758,418
                                                                                    -----------
           Transportation--10.1%
 2,270,000 Metropolitan Washington Airports Authority,
           Series A, FGIC Insured+..................... Aaa/AAA    5.75    10/01/14   2,488,147

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2006

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Municipal Bonds (Continued)
$4,470,000 Metropolitan Washington Airports Authority,
           General Airport Revenue, Series B,
           MBIA Insured+.............................. Aaa/AAA    5.25%  10/01/12 $ 4,615,230
 2,100,000 New Hampshire State Turnpike System
           Revenue, FSA Insured+...................... Aaa/AAA    5.25   10/01/17   2,258,865
 3,340,000 New Jersey State Transportation Trust Fund
           Authority Revenue.......................... Aaa/AAA    5.50   6/15/22    3,688,696
 1,000,000 New Jersey State Turnpike Authority
           Revenue, Series A, FGIC Insured+........... Aaa/AAA    5.00   1/01/19    1,064,440
 5,000,000 New Jersey State Turnpike Authority
           Revenue, Series A, MBIA Insured+........... Aaa/AAA    5.50   1/01/25    5,262,500
 2,610,000 New Mexico State Transportation
           Commission, Series B....................... Aa2/AAA    5.13   6/15/10    2,663,870
                                                                                  -----------
                                                                                   22,041,748
                                                                                  -----------
           Utilities--7.3%
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A,
           FSA Insured+............................... Aaa/AAA    5.50   7/01/13    1,087,620
 4,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series B..........  A3/A-     5.25   12/01/12   4,311,480
 2,000,000 Michigan Municipal Bond Authority Revenue,
           Clean Water Revolving Fund................. Aaa/AAA    5.25   10/01/18   2,123,180
   140,000 Nebraska Public Power District Revenue,
           Series A, MBIA Insured+.................... Aaa/AAA    5.25   1/01/14      143,472
 2,000,000 New York State Environmental Facilities
           Corp., Clean Water Revolving Funds,
           New York City Municipal Water Project,
           Series D................................... Aaa/AAA    5.00   6/15/21    2,113,280
 2,000,000 New York State Power Authority, Series A... Aa2/AA-    5.00   11/15/19   2,131,780
 2,365,000 Omaha, Nebraska, Public Power District,
           Series A...................................  NR/AA     7.63   2/01/12    2,594,996

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2006

                                                       Moody's
Principal                                                /S&P   Interest  Maturity
 Amount                                                Ratings*   Rate      Date      Value
----------                                             -------- --------  -------- ------------
           Municipal Bonds (Continued)
$1,320,000 Rhode Island Clean Water Protection Finance
           Agency, Series A........................... Aaa/AAA    5.00%   10/01/11 $  1,380,047
                                                                                   ------------
                                                                                     15,885,855
                                                                                   ------------
           Waste Management--0.1%
   190,000 Connecticut State Resources Recovery
           Authority, Series A, MBIA Insured+......... Aaa/AAA    5.50    11/15/12      194,053
                                                                                   ------------
           Total Municipal Bonds
           (Cost $211,335,288)........................                              214,061,810
                                                                                   ------------
Number of
 Shares
----------
           Money Market Fund--0.3%
   756,764 BNY Hamilton New York Tax-Exempt
           Money Fund (Hamilton Shares)
           (Cost $756,764)............................            3.68(b)               756,764
                                                                                   ------------
           Total Investments
           (Cost $212,092,052)(c)--98.7%..............                              214,818,574
           Other assets less liabilities--1.3%........                                2,779,344
                                                                                   ------------
           Net Assets--100.0%.........................                             $217,597,918
                                                                                   ------------

AMBAC  American Municipal Bond Assurance Corp.
ETM    Escrowed to maturity.
FGIC   Financial Guaranty Insurance Company.
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association.
FSA    Financial Security Assurance.
GNMA   Government National Mortgage Association.
MBIA   Municipal Bond Investors Assurance.
MBIA-IBCMunicipal Bond Investors Assurance-Insured Bond Certificate.
NR     Not Rated.
PSF-GRDPermanent School Fund Guarantee.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2006

VRDN Variable Rate Demand Note, rate shown is in effect at December 31, 2006. Date represents ultimate maturity date.
*      Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++ Represents interest rate in effect at December 31, 2006 for Floating Rates Notes.
(a) Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2006.
(b)    Represents annualized 7 day yield at December 31, 2006.
(c) The cost of investments for Federal income tax purposes is $212,091,428. At December 31, 2006, net unrealized appreciation was $2,727,146 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,289,336 and aggregate gross unrealized depreciation of $562,190.

See notes to financial statements.

         Bny Hamilton Intermediate Tax-Exempt Fund

         Diversification by State

         December 31, 2006

                                                           % of
                                                          Total
                                              Value     Net Assets
                                           ------------ ----------
             Alaska....................... $  1,961,496     0.9%
             California...................    7,335,651     3.4
             Colorado.....................    4,577,253     2.1
             Connecticut..................    2,389,584     1.1
             District of Columbia.........    2,615,275     1.2
             Florida......................    5,267,450     2.4
             Georgia......................    2,162,440     1.0
             Illinois.....................   15,583,926     7.2
             Indiana......................    3,690,870     1.7
             Kentucky.....................    3,059,130     1.4
             Maine........................    3,801,183     1.8
             Maryland.....................    2,560,074     1.2
             Massachusetts................    4,398,397     2.0
             Michigan.....................    2,123,180     1.0
             Minnesota....................    3,898,651     1.8
             Missouri.....................    3,137,633     1.5
             Nebraska.....................    9,025,908     4.2
             New Hampshire................    2,258,865     1.0
             New Jersey...................   14,407,377     6.6
             New Mexico...................    2,663,870     1.2
             New York.....................   40,126,362    18.3
             North Carolina...............   22,034,446    10.2
             Ohio.........................    2,132,099     0.9
             Oregon.......................    5,350,000     2.5
             Pennsylvania.................    3,101,020     1.4
             Puerto Rico..................    1,052,920     0.5
             Rhode Island.................    1,380,047     0.6
             Tennessee....................    2,950,119     1.4
             Texas........................   26,316,494    12.1
             Vermont......................      728,777     0.3
             Virginia.....................    1,779,818     0.8
             Washington...................   10,948,259     5.0
                                           ------------   -----
             Total investments............  214,818,574    98.7
             Other assets less liabilities    2,779,344     1.3
                                           ------------   -----
             Net Assets................... $217,597,918   100.0%
                                           ------------   -----

See notes to financial statements.

         Bny Hamilton Municipal Enhanced Yield Fund

         Schedule of Investments

         December 31, 2006

                                                       Moody's
Principal                                                /S&P    Interest Maturity
 Amount                                                Ratings*    Rate     Date    Value
---------                                              --------- -------- -------- --------
          Municipal Bonds--98.7%
          Alabama--3.5%
$250,000  Montgomery Medical Clinic Board............. Baa2/BBB-   5.25%  3/01/36  $260,700
                                                                                   --------
          Alaska--0.2%
  15,000  Alaska Housing Finance Corp., Series A-2....  Aaa/AAA    5.75   6/01/24    15,399
                                                                                   --------
          Arkansas--0.2%
  15,000  Arkansas Development Finance Authority,
          Series B, GNMA/FNMA Insured+................  NR/AAA     5.75   7/01/26    15,159
                                                                                   --------
          California--6.1%
  35,000  Golden State Tobacco Securitization Corp.,
          Series A-1.................................. Baa3/BBB    6.63   6/01/40    39,788
 200,000  Golden State Tobacco Securitization Corp.,
          Series A (State Appropriated)...............   A2/A      5.00   6/01/45   207,650
 200,000  Poway Unified School District, Community....
          Facilities District 14-A....................   NR/NR     5.25   9/01/36   204,554
                                                                                   --------
                                                                                    451,992
                                                                                   --------
          Colorado--2.8%
 200,000  University of Colorado Hospital Authority...  Baa1/NR    5.00   11/15/37  204,864
                                                                                   --------
          Connecticut--0.4%
  30,000  Eastern Connecticut Resource Recovery
          Authority, Solid Waste Revenue (Waste
          Management), Series A.......................  NR/BBB     5.50   1/01/20    30,019
                                                                                   --------
          Florida--9.2%
 200,000  Brevard County Health Facilities Authority..   A2/A      5.00   4/01/34   207,472
 250,000  Lakeland, Florida, Hospital Revenue.........   A2/NR     5.00   11/15/32  258,455
 200,000  Miami, Florida, Health Facilities Authority,
          Health System Revenue Bonds (Health
          Catholic East), Series B....................   A1/A      5.25   11/15/28  209,622
                                                                                   --------
                                                                                    675,549
                                                                                   --------
          Illinois--1.4%
 100,000  Illinois Housing Development Authority......  Aa2/AA     5.60   8/01/32   103,472
                                                                                   --------

See notes to financial statements.

         Bny Hamilton Municipal Enhanced Yield Fund

         December 31, 2006

                                                        Moody's
Principal                                                 /S&P    Interest Maturity
 Amount                                                 Ratings*    Rate     Date    Value
---------                                               --------- -------- -------- --------
          Municipal Bonds (Continued)
          Iowa--2.8%
$200,000  Iowa Higher Education Loan Authority
          (Wartburg College)...........................   NR/NR     5.25%  10/01/30 $206,172
                                                                                    --------
          Kansas--6.4%
 200,000  Lawrence, Kansas, Hospital Revenue
          (Lawrence Memorial Hospital).................   A3/NR     5.13   7/01/36   209,424
 130,000  Sedgwick & Shawnee Counties, Kansas,
          Single Family Revenue, Series A-1,
          GNMA/FNMA Insured+...........................  Aaa/NR     5.75   12/01/37  143,096
 100,000  Sedgwick & Shawnee Counties, Kansas,
          Single Family Revenue, Series A-2,
          GNMA/FNMA Insured+...........................  Aaa/NR     5.75   12/01/37  110,113
   5,000  University of Kansas Hospital Authority......   NR/A      5.63   9/01/32     5,483
                                                                                    --------
                                                                                     468,116
                                                                                    --------
          Louisiana--0.2%
  15,000  East Baton Rouge Mortgage Finance
          Authority, Series A, GNMA/FNMA
          Insured+.....................................  Aaa/NR     5.70   10/01/33   15,050
                                                                                    --------
          Massachusetts--3.5%
 250,000  Massachusetts Health & Educational Facilities
          Authority (UMass Memorial)................... Baa2/BBB    5.00   7/01/33   254,505
                                                                                    --------
          Mississippi--8.2%
 250,000  Lowndes County-Solid Waste Disposal
          (Weyerhaueser)............................... Baa2/BBB    6.80   4/01/22   303,530
 300,000  Mississippi Business Finance Commission...... Baa2/BBB+   4.55   12/01/28  297,768
                                                                                    --------
                                                                                     601,298
                                                                                    --------
          Missouri--0.4%
  30,000  Missouri Higher Education Loan Authority,
          Series B, GNMA/FNMA/FHLMC
          Insured+.....................................  Aaa/AAA    5.10   1/15/22    30,617
                                                                                    --------

See notes to financial statements.

         Bny Hamilton Municipal Enhanced Yield Fund

         December 31, 2006

                                                 Moody's
Principal                                          /S&P    Interest Maturity
 Amount                                          Ratings*    Rate     Date    Value
---------                                        --------- -------- -------- --------
          Municipal Bonds (Continued)
          Nebraska--0.3%
$ 25,000  Nebraska Investment Finance Authority,
          Series A..............................  NR/AAA     5.15%  3/01/29  $ 25,483
                                                                             --------
          Nevada--2.7%
 200,000  Henderson Local Improvement District
          No T-18...............................   NR/NR     5.30   9/01/35   202,364
                                                                             --------
          New Hampshire--2.8%
 200,000  New Hampshire Health & Educational
          Facilities Authority (Catholic Medical
          Center)............................... Baa1/BBB+   5.00   7/01/36   205,638
                                                                             --------
          New Jersey--6.5%
  15,000  New Jersey Housing & Mortgage Finance
          Authority, MBIA Insured+..............  Aaa/AAA    5.85   4/01/29    15,343
   5,000  Tobacco Settlement Financing Corp..... Baa3/BBB    5.13   6/01/16     5,224
  50,000  Tobacco Settlement Financing Corp..... Baa3/BBB    7.00   6/01/41    57,977
 215,000  Tobacco Settlement Financing Corp..... Baa3/BBB    6.13   6/01/42   235,148
 150,000  Tobacco Settlement Financing Corp..... Baa3/BBB    6.25   6/01/43   167,557
                                                                             --------
                                                                              481,249
                                                                             --------
          New Mexico--3.5%
 250,000  Farmington Pollution Control Revenue
          (Public Service Co. of New Mexico).... Baa2/BBB    4.88   4/01/33   256,378
                                                                             --------
          North Carolina--0.3%
  20,000  North Carolina Housing Finance Agency,
          Series VV.............................  Aa2/AA     5.25   3/01/17    20,551
                                                                             --------
          North Dakota--3.5%
 250,000  Ward County, North Dakota.............  NR/BBB+    5.13   7/01/29   260,210
                                                                             --------
          Oklahoma--0.3%
  20,000  Oklahoma Housing Finance Agency,
          Series A-2, GNMA Insured+.............  Aaa/NR     5.35   3/01/27    20,753
                                                                             --------

See notes to financial statements.

         Bny Hamilton Municipal Enhanced Yield Fund

         December 31, 2006

                                                       Moody's
Principal                                                /S&P    Interest Maturity
 Amount                                                Ratings*    Rate     Date    Value
---------                                              --------- -------- -------- --------
          Municipal Bonds (Continued)
          Puerto Rico--9.4%
$200,000  Puerto Rico Commonwealth Infrastructure
          Financing Authority, Series B............... Baa3/BBB    5.00%  7/01/41  $208,294
 200,000  Puerto Rico Industrial Tourist Educational
          Medical & Environmental Control Facilities
          Financing Authority (Ana Mendez
          University).................................  NR/BBB-    5.00   3/01/36   209,426
 145,000  Puerto Rico Public Buildings Authority
          Revenue, Series F........................... Baa3/BBB    5.25   7/01/24   162,204
 100,000  Puerto Rico Public Buildings Authority
          Revenue, Series F........................... Baa3/BBB    5.25   7/01/25   112,312
                                                                                   --------
                                                                                    692,236
                                                                                   --------
          Rhode Island--0.3%
  20,000  Rhode Island Housing and Mortgage Finance
          Corp., Series B-1B, FSA Insured+............  Aaa/AAA    5.15   10/01/22   20,425
                                                                                   --------
          South Carolina--2.6%
 165,000  Tobacco Settlement Revenue Management
          Authority, Series B......................... Baa3/BBB    6.38   5/15/30   193,354
                                                                                   --------
          Tennessee--7.0%
 200,000  Johnson City Health & Educational Facilities
          (Mountain States)........................... Baa2/BBB+   5.50   7/01/36   214,052
 250,000  Sullivan County Health Educational & Housing
          Facilities Board............................  NR/BBB+    5.25   9/01/36   262,555
  35,000  Tennessee Housing Development Agency........  Aa2/AA     5.00   7/01/17    35,216
                                                                                   --------
                                                                                    511,823
                                                                                   --------
          Texas--8.9%
 200,000  Alliance Airport Authority, Inc. (FedEx).... Baa2/BBB    4.85   4/01/21   203,418
 225,000  Gulf Coast Waste Disposal Authority
          (International Paper), Series A............. Baa3/BBB    6.10   8/01/24   242,260
 200,000  Gulf Coast Waste Disposal Authority (Waste
          Management), Series A.......................  NR/BBB     5.20   5/01/28   206,848
                                                                                   --------
                                                                                    652,526
                                                                                   --------

See notes to financial statements.

         Bny Hamilton Municipal Enhanced Yield Fund

         December 31, 2006

                                                    Moody's
Principal                                             /S&P   Interest  Maturity
 Amount                                             Ratings*   Rate      Date     Value
---------                                           -------- --------  -------- ----------
          Municipal Bonds (Continued)
          Washington--0.3%
$ 20,000  Washington State Housing Finance
          Commission, Series 1A.................... Aaa/NR     5.25%   12/01/18 $   20,464
                                                                                ----------
          West Virginia--2.1%
 150,000  Monongalia County Building Commission,
          (Monongalia Health System), Series A.....  NR/A-     5.00    7/01/30     153,653
                                                                                ----------
          Wisconsin--2.9%
 200,000  Wisconsin Health & Educational Facilities
          Authority (Marsh Field Clinic), Series A. NR/BBB+    5.38    2/15/34     211,804
                                                                                ----------
          Total Municipal Bonds
          (Cost $7,094,332)........................                              7,261,823
                                                                                ----------
Number of
 Shares
---------
          Tax-Exempt Money Market Fund--1.1%
  82,196  BNY Hamilton New York Tax-Exempt
          Money Fund (Hamilton Shares)
          (Cost $82,196)...........................            3.68(a)              82,196
                                                                                ----------
          Total Investments
          (Cost $7,176,528)(b)--99.8%..............                              7,344,019
          Other assets less liabilities--0.2%......                                 12,733
                                                                                ----------
          Net Assets--100.0%.......................                             $7,356,752
                                                                                ----------

FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association.
FSA   Financial Security Assurance.
GNMA  Government National Mortgage Association.
NR    Not Rated.
*     Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)   Represents annualized 7 day yield at December 31, 2006.
(b) The cost of investments for Federal income tax purposes is $7,176,528. At December 31, 2006, net unrealized appreciation was $167,491 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $171,036 and aggregate gross unrealized depreciation of $3,545.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         December 31, 2006


Principal
 Amount                              Value
----------                         ----------
           United States Government
           Agencies & Obligations--34.7%
           Federal Home Loan Mortgage Corp.--2.8%
$1,400,000 5.75%, 4/15/08......... $1,410,347
   625,000 5.13%, 7/15/12(a)......    629,462
   350,000 6.25%, 7/15/32(a)......    402,798
                                   ----------
                                    2,442,607
                                   ----------
           Federal National Mortgage
           Association--5.6%
 2,375,000 3.25%, 2/15/09(a)......  2,291,534
   100,000 7.25%, 1/15/10(a)......    106,389
   400,000 3.88%, 2/15/10.........    387,700
   875,000 4.38%, 3/15/13(a)......    846,990
   650,000 5.13%, 1/02/14(a)......    648,296
   200,000 5.00%, 4/15/15(a)......    200,388
   300,000 6.25%, 5/15/29(a)......    341,072
                                   ----------
                                    4,822,369
                                   ----------
           Tennessee Valley Authority--0.2%
   165,000 6.15%, 1/15/38.........    188,871
                                   ----------
           United States Treasury Bonds--3.0%
   275,000 7.88%, 2/15/21(a)......    358,123
 1,025,000 7.63%, 2/15/25.........  1,356,604
   675,000 5.38%, 2/15/31(a)......    723,041
   150,000 4.50%, 2/15/36(a)......    142,641
                                   ----------
                                    2,580,409
                                   ----------
           United States Treasury Notes--23.1%
 5,000,000 5.63%, 5/15/08(a)......  5,045,706
 3,550,000 4.75%, 11/15/08(a).....  3,545,424
   425,000 6.00%, 8/15/09(a)......    437,833
 4,700,000 5.75%, 8/15/10(a)......  4,862,112
 1,250,000 5.00%, 8/15/11(a)......  1,267,480
   500,000 4.00%, 2/15/15(a)......    476,309
 2,150,000 4.25%, 8/15/15(a)......  2,080,460

Principal
 Amount                                Value
----------                          -----------
           United States Government
           Agencies & Obligations
           (Continued)
$1,225,000 4.50%, 2/15/16(a)....... $ 1,205,476
   900,000 5.13%, 5/15/16(a).......     927,035
                                    -----------
                                     19,847,835
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $30,069,581)......  29,882,091
                                    -----------
           Mortgage-Backed
           Securities--32.0%
           Federal Home Loan Mortgage Corp.--23.1%
       491 Gold Pool #E00162
           7.00%, 10/01/07.........         493
     2,608 Gold Pool #E20195
           7.50%, 9/01/10..........       2,669
       280 Gold Pool #G10573
           7.50%, 9/01/11..........         288
     6,241 Gold Pool #E65603
           7.00%, 10/01/11.........       6,415
    10,891 Pool #D93193
           6.50%, 12/01/12.........      11,138
    22,829 Gold Pool #E68391
           7.00%, 12/01/12.........      23,459
    18,397 Gold Pool #C90017
           6.50%, 4/01/13..........      18,883
    90,424 Gold Pool #E00635
           6.50%, 3/01/14..........      92,500
    44,011 Gold Pool #E00720
           6.00%, 7/01/14..........      44,661
     9,187 Pool #275438
           7.50%, 8/01/16..........       9,485

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2006

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed Securities
           (Continued)
$   24,561 Pool #170215
           8.00%, 2/01/17.... $   25,622
    19,721 Gold Pool #C90188
           7.00%, 10/01/17...     20,442
     2,550 Pool #555217
           8.50%, 10/01/18...      2,695
         1 Gold Pool # B11591
           5.00%, 1/01/19....          1
    64,660 Gold Pool #D93193
           6.50%, 3/01/19....     66,437
 1,165,723 Gold Pool #G12088
           4.50%, 5/01/19....  1,126,219
 1,402,552 Gold Pool #12089
           5.00%, 11/01/19...  1,381,051
   510,066 Gold Pool #B19238
           4.50%, 5/01/20....    491,665
     7,919 Gold Pool #C90349
           8.00%, 7/01/20....      8,325
   234,933 Gold Pool #12091
           5.50%, 10/01/20...    234,742
   425,327 Gold Pool #C90562
           6.00%, 7/01/22....    431,232
    50,169 Pool #D51845
           5.50%, 4/01/24....     49,923
     6,116 Gold Pool #C80166
           7.50%, 4/01/24....      6,384
    41,688 Gold Pool #D54110
           7.50%, 6/01/24....     43,516
    23,515 Gold Pool #G00331
           7.00%, 12/01/24...     24,244
    13,319 Gold Pool #C00453
           6.50%, 4/01/26....     13,670

Principal
 Amount                      Value
---------                   --------
          Mortgage-Backed Securities
          (Continued)
$ 11,766  Gold Pool #D76456
          7.50%, 12/01/26.. $ 12,288
   4,655  Gold Pool #G00752
          7.50%, 8/01/27...    4,861
  86,747  Gold Pool #C20273
          6.00%, 6/01/28...   87,853
   4,669  Gold Pool #C00664
          7.50%, 9/01/28...    4,874
  13,262  Gold Pool #C00658
          6.50%, 10/01/28..   13,606
  31,688  Gold Pool #C19286
          6.00%, 12/01/28..   32,072
   8,064  Gold Pool #C20338
          6.00%, 1/01/29...    8,162
 167,816  Gold Pool #G01169
          5.50%, 1/01/30...  166,935
  16,847  Gold Pool #C01024
          7.50%, 7/01/30...   17,534
  62,454  Gold Pool #C61574
          5.50%, 12/01/31..   61,928
  92,268  Gold Pool #C62800
          6.00%, 1/01/32...   93,231
 839,115  Gold Pool #C69955
          6.50%, 8/01/32...  857,967
 419,368  Gold Pool #C70842
          6.00%, 9/01/32...  423,463
 300,026  Gold Pool #C76042
          6.00%, 1/01/33...  302,956
 251,867  Gold Pool #G01564
          6.00%, 4/01/33...  254,496
 123,096  Gold Pool #G08006
          6.00%, 8/01/2034.  124,098

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2006

Principal
 Amount                         Value
----------                   -----------
           Mortgage-Backed Securities
           (Continued)
$4,207,450 Gold Pool #A15088
           5.50%, 10/01/33.. $ 4,167,204
   329,181 Gold Pool #G01740
           5.50%, 12/01/34..     325,888
 2,534,623 Gold Pool #G08061
           5.50%, 6/01/35...   2,507,138
 6,293,829 Gold Pool #A47040
           5.00%, 9/01/35...   6,074,911
   218,714 Gold Pool #A37615
           5.50%, 9/01/35...     216,343
                             -----------
                              19,893,967
                             -----------
           Federal National Mortgage
           Association--5.5%
    13,830 Pool #303851
           7.00%, 4/01/11...      14,162
     4,556 Pool #313895
           6.50%, 12/01/12..       4,663
     5,225 Pool #50820
           8.00%, 2/01/13...       5,424
    70,795 Pool #449294
           5.50%, 2/01/14...      71,074
    35,580 Pool #190663
           7.00%, 3/01/14...      36,841
    47,001 Pool #598032
           6.00%, 8/01/14...      47,482
       244 Pool #527268
           7.00%, 11/01/14..         251
    82,987 Pool #535633
           5.50%, 12/01/14..      83,342
    51,407 Pool #535377
           8.00%, 6/01/15...      53,869

Principal
 Amount                     Value
---------                  --------
          Mortgage-Backed Securities
          (Continued)
$ 42,306  Pool #553721
          8.50%, 9/01/15.. $ 44,944
   3,760  Pool #350055
          8.00%, 4/01/16..    3,756
  49,397  Pool #6222
          9.00%, 4/01/16..   51,107
   7,768  Pool #408241
          6.00%, 2/01/18..    7,888
 164,907  Pool #713562
          5.00%, 4/01/18..  163,720
 144,897  Pool #254802
          4.50%, 7/01/18..  140,122
 303,032  Pool #254044
          6.50%, 10/01/21.  310,884
 135,136  Pool #254232
          6.50%, 3/01/22..  138,525
  24,667  Pool #50544
          8.00%, 3/01/22..   26,041
   8,518  Pool #50774
          7.00%, 8/01/23..    8,787
  12,754  Pool #406605
          6.00%, 5/01/24..   12,902
  19,436  Pool #326556
          6.50%, 10/01/25.   19,922
  60,261  Pool #335054
          6.00%, 1/01/26..   61,208
   5,473  Pool #313275
          7.50%, 4/01/26..    5,716
  35,782  Pool #545646
          7.00%, 9/01/26..   36,929
   4,923  Pool #421027
          7.50%, 11/01/26.    5,137

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2006

Principal
 Amount                     Value
---------                  --------
          Mortgage-Backed Securities
          (Continued)
$ 19,518  Pool #251498
          6.50%, 2/01/28.. $ 20,039
  44,664  Pool #494507
          5.00%, 11/01/28.   43,233
  13,496  Pool #252333
          6.00%, 1/01/29..   13,718
  18,929  Pool #252211
          6.00%, 1/01/29..   19,144
  11,170  Pool #323824
          8.00%, 5/01/29..   11,834
   2,022  Pool #253395
          8.50%, 7/01/30..    2,173
   2,572  Pool #190312
          6.50%, 4/01/31..    2,634
   3,231  Pool #589646
          6.50%, 6/01/31..    3,308
 262,038  Pool #618250
          6.00%, 1/01/32..  264,605
 109,013  Pool #661452
          6.50%, 7/01/32..  112,061
 129,304  Pool #703726
          5.00%, 2/01/33..  125,162
 517,340  Pool #789291
          4.50%, 5/01/33..  486,907
 169,144  Pool #725777
          5.00%, 10/01/33.  163,618
  74,087  Pool #756744
          5.00%, 12/01/33.   71,666
  92,888  Pool #757503
          5.50%, 2/01/34..   91,892
 376,453  Pool #725314
          5.00%, 4/01/34..  364,154

Principal
 Amount                      Value
---------                  ----------
          Mortgage-Backed Securities
          (Continued)
$483,541  Pool #725762
          6.00%, 8/01/34.. $  487,619
  96,595  Pool #725773
          5.50%, 9/01/34..     95,560
 360,720  Pool #255412
          6.00%, 10/01/34.    363,423
 411,614  Pool #735224
          5.50%, 2/01/35..    407,418
 250,293  Pool #827804
          6.00%, 3/01/35..    252,745
                           ----------
                            4,757,609
                           ----------
          Government National Mortgage
          Association--3.4%
   6,898  Pool #359959
          6.50%, 12/15/08.      6,953
  76,184  Pool #421769
          7.50%, 9/15/11..     78,646
  36,072  Pool #490725
          6.00%, 10/15/13.     36,715
  14,614  Pool #469940
          6.00%, 1/15/14..     14,870
   3,609  Pool #434573
          7.50%, 10/15/14.      3,768
  67,814  Pool #569502
          5.00%, 1/15/17..     67,085
  30,961  Pool #569626
          6.00%, 2/15/17..     31,479
  13,747  Pool #203737
          8.00%, 2/15/17..     14,493
 400,484  Pool #596648
          5.00%, 10/15/17.    396,177

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2006

Principal
 Amount                     Value
---------                  --------
          Mortgage-Backed Securities
          (Continued)
$285,133  Pool #591765
          5.00%, 10/15/17. $282,066
  87,533  Pool #604957
          4.50%, 1/15/19..   84,861
  95,138  Pool #582985
          4.50%, 6/15/19..   92,234
 523,391  Pool #649466
          5.50%, 9/15/20..  525,122
  45,274  Pool #780021
          7.50%, 12/15/23.   47,251
   2,684  Pool #2038
          8.50%, 7/20/25..    2,887
  28,768  Pool #430097
          8.25%, 10/15/26.   30,697
   9,886  Pool #780585
          8.25%, 6/15/27..   10,541
   3,386  Pool #412334
          7.00%, 10/15/27.    3,503
   4,102  Pool #2547
          6.50%, 2/20/28..    4,206
   1,050  Pool #464686
          6.50%, 7/15/28..    1,080
   3,251  Pool #482878
          7.00%, 12/15/28.    3,360
  93,886  Pool #780958
          6.00%, 1/15/29..   95,412
  47,700  Pool #487634
          6.50%, 8/15/29..   49,059
   1,445  Pool #516531
          8.00%, 5/15/30..    1,531
      45  Pool #511772
          8.00%, 11/15/30.       47

Principal
 Amount                                 Value
---------                            -----------
          Mortgage-Backed Securities
          (Continued)
$    110  Pool #485393
          7.00%, 4/15/31............ $       113
  10,303  Pool #471763
          6.50%, 5/15/31............      10,588
   8,947  Pool #551101
          6.00%, 11/15/31...........       9,085
 365,862  Pool #622630
          5.50%, 11/15/33...........     364,526
 203,977  Pool #628058
          5.50%, 12/15/33...........     203,233
  60,941  Pool #3662
          3.50%, 5/20/34............      53,072
 403,766  Pool #640904
          5.00%, 4/15/35............     392,721
                                     -----------
                                       2,917,381
                                     -----------
          Total Mortgage-Backed
          Securities
          (Cost $27,843,298)........  27,568,957
                                     -----------
          Corporate Bonds--20.0%
          Aerospace/Defense--0.3%
 125,000  General Dynamics Corp.
          4.25%, 5/15/13............     118,126
 125,000  Raytheon Co.
          4.85%, 1/15/11............     122,972
                                     -----------
                                         241,098
                                     -----------
          Auto Manufacturers--0.3%
 225,000  DaimlerChrysler NA Holding
          Corp.
          6.50%, 11/15/13...........     231,009
                                     -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2006

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
          Banks--1.8%
$225,000  Bank of America Corp.
          5.38%, 6/15/14............. $  224,923
 100,000  BB&T Corp.
          5.25%, 11/01/19............     96,564
 200,000  Fifth Third Bank
          4.20%, 2/23/10.............    194,136
 200,000  Mercantile Bankshares Corp.
          4.63%, 4/15/13.............    191,844
 150,000  Royal Bank of Scotland
          Group PLC (Great Britain)
          5.00%, 10/01/14............    145,561
 225,000  U.S. Bank NA
          4.95%, 10/30/14............    219,103
 200,000  Wachovia Corp.
          5.25%, 8/01/14.............    197,564
 325,000  Wells Fargo & Co.
          3.50%, 4/04/08(a)..........    318,271
                                      ----------
                                       1,587,966
                                      ----------
          Beverages--0.3%
 125,000  Coca-Cola Enterprises, Inc.
          8.50%, 2/01/22.............    158,571
  75,000  Diageo Finance BV
          (Netherlands)
          5.30%, 10/28/15............     73,480
                                      ----------
                                         232,051
                                      ----------
          Chemicals--0.4%
 300,000  duPont (E.I.) de Nemours &
          Co.
          6.88%, 10/15/09............    313,195
                                      ----------
          Computers--0.4%
 100,000  IBM Corp.
          4.38%, 6/01/09.............     98,280

Principal
 Amount                                   Value
---------                                --------
          Corporate Bonds (Continued)
$200,000  IBM Corp.
          7.00%, 10/30/25............... $227,499
                                         --------
                                          325,779
                                         --------
          Diversified Financial Services--4.5%
 300,000  American General Finance
          Corp. Series G
          5.38%, 9/01/09................  300,505
 135,000  Boeing Capital Corp.
          5.75%, 2/15/07(a).............  135,100
 200,000  Capital One Bank
          5.13%, 2/15/14................  196,705
 325,000  CIT Group, Inc.
          5.00%, 2/01/15(a).............  312,484
 275,000  Citigroup, Inc.
          6.00%, 2/21/12................  283,547
 200,000  Countrywide Home Loans,
          Inc.
          4.13%, 9/15/09................  194,237
 200,000  Credit Suisse USA, Inc.
          5.38%, 3/02/16(a).............  200,024
 225,000  General Electric Capital Corp.
          6.75%, 3/15/32................  257,688
 225,000  Goldman Sachs Group, Inc.
          6.60%, 1/15/12................  237,860
 175,000  HSBC Finance Corp.
          5.25%, 1/15/14................  173,350
 250,000  JPMorgan Chase & Co.
          5.15%, 10/01/15...............  245,328
 150,000  John Deere Capital Corp.
          5.10%, 1/15/13(a).............  147,379
  75,000  Lehman Brothers Holdings,
          Inc.
          4.25%, 1/27/10................   73,007

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2006

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
$150,000  Lehman Brothers Holdings,
          Inc.
          7.88%, 8/15/10............... $  161,958
 200,000  Merrill Lynch & Co.
          5.77%, 7/25/11(a)............    204,416
 165,000  Merrill Lynch & Co.
          Series B
          3.70%, 4/21/08...............    161,444
 150,000  Morgan Stanley
          5.75%, 10/18/16(a)...........    152,201
 100,000  SLM Corp.
          5.00%, 10/01/13..............     97,512
 100,000  The Bear Stearns Cos, Inc.
          5.30%, 10/30/15..............     98,676
 225,000  Toyota Motor Credit Corp.
          5.50%, 12/15/08..............    225,661
                                        ----------
                                         3,859,082
                                        ----------
          Electric--1.5%
 175,000  ConEdison Co., Inc.
          5.30%, 3/01/35...............    159,870
 175,000  Constellation Energy Group,
          Inc.
          7.00%, 4/01/12...............    187,576
  75,000  Duke Energy Corp.
          6.25%, 1/15/12...............     78,094
 100,000  Exelon Corp.
          4.90%, 6/15/15...............     94,322
 150,000  Florida Power & Light Co.
          5.65%, 2/01/35...............    148,018
  75,000  NiSource Finance Corp.
          7.88%, 11/15/10..............     80,915
 275,000  Ontario Electricity Financial
          Corp. (Canada)
          6.10%, 1/30/08...............    277,077

Principal
 Amount                                Value
---------                            ----------
          Corporate Bonds (Continued)
$250,000  Virginia Electric & Power
          Co.
          5.25%, 12/15/15........... $  243,934
                                     ----------
                                      1,269,806
                                     ----------
          Food--0.6%
 225,000  Kraft Foods, Inc.
          6.25%, 6/01/12............    233,730
 125,000  Safeway, Inc.
          4.95%, 8/16/10............    122,640
 175,000  The Kroger Co.
          7.50%, 4/01/31............    196,418
                                     ----------
                                        552,788
                                     ----------
          Healthcare--Services--0.1%
  75,000  UnitedHealth Group, Inc.
          5.38%, 3/15/16............     74,271
                                     ----------
          Holding Companies--Diversified--0.3%
 250,000  NiSource Capital Markets,
          Inc.
          7.99%, 4/01/22............    287,549
                                     ----------
          Insurance--1.3%
 325,000  Aegon NV (Netherlands)
          4.75%, 6/01/13............    313,335
  75,000  Marsh & McLennan Cos.,
          Inc.
          5.88%, 8/01/33(a).........     68,311
 175,000  MetLife, Inc.
          5.00%, 11/24/13...........    171,236
 250,000  Prudential Financial, Inc.
          5.10%, 9/20/14............    244,195
 100,000  The Allstate Corp.
          5.00%, 8/15/14............     97,586

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2006

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$200,000  Travelers Property Casualty
          Corp.
          5.00%, 3/15/13............. $  195,215
                                      ----------
                                       1,089,878
                                      ----------
          Machinery--Construction & Mining--0.1%
  75,000  Caterpillar, Inc.
          7.30%, 5/01/31(a)..........     89,671
                                      ----------
          Media--1.4%
 325,000  Comcast Cable
          Communications Holdings,
          Inc.
          6.75%, 1/30/11.............    340,531
  50,000  Comcast Cable
          Communications Holdings,
          Inc.
          8.88%, 5/01/17.............     60,215
 275,000  Cox Communications, Inc.
          7.13%, 10/01/12............    293,168
 100,000  News America Holdings, Inc.
          7.75%, 12/01/45............    114,252
 250,000  Time Warner, Inc.
          6.88%, 5/01/12.............    264,187
 100,000  Walt Disney Co.
          6.38%, 3/01/12.............    104,804
                                      ----------
                                       1,177,157
                                      ----------
          Mining--0.5%
 250,000  Alcoa, Inc.
          6.00%, 1/15/12.............    256,536
 150,000  BHP Billiton Finance
          (Australia)
          4.80%, 4/15/13.............    145,193
                                      ----------
                                         401,729
                                      ----------

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
          Miscellaneous Manufacturing--0.0%
$ 50,000  Honeywell International, Inc.
          6.13%, 11/01/11.............. $   51,796
                                        ----------
          Oil & Gas--1.6%
  50,000  Amerada Hess Corp.
          7.88%, 10/01/29..............     58,365
 125,000  Conoco, Inc.
          6.95%, 4/15/29...............    141,985
 125,000  Devon Financing Corp.
          7.88%, 9/30/31...............    150,391
 175,000  Exxon Mobil Corp.
          8.63%, 8/15/21...............    233,116
 100,000  Nexen, Inc. (Canada)
          5.88%, 3/10/35...............     93,608
  95,000  Noble Affiliates, Inc.
          8.00%, 4/01/27...............    111,738
 150,000  Norsk Hydro ASA (Norway)
          7.75%, 6/15/23...............    179,924
 300,000  Pemex Project Funding
          Master Trust
          7.88%, 2/01/09...............    314,399
 100,000  Valero Energy Corp.
          7.50%, 4/15/32...............    114,090
                                        ----------
                                         1,397,616
                                        ----------
          Pharmaceuticals--0.1%
 125,000  Wyeth
          5.50%, 3/15/13...............    125,809
                                        ----------
          Pipelines--0.2%
 140,000  Texas Eastern Transmission
          Corp.
          7.30%, 12/01/10..............    148,492
                                        ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2006

Principal
 Amount                                 Value
---------                              --------
          Corporate Bonds (Continued)
          Real Estate--0.3%
$275,000  EOP Operating LP
          4.75%, 3/15/14.............. $272,423
                                       --------
          Retail--0.8%
 275,000  Federated Department Stores,
          Inc.
          7.00%, 2/15/28..............  279,849
  25,000  Home Depot, Inc.
          5.40%, 3/01/16(a)...........   24,451
 100,000  Target Corp.
          5.88%, 3/01/12..............  102,898
 150,000  Wal-Mart Stores, Inc.
          6.88%, 8/10/09..............  156,274
 150,000  Wal-Mart Stores, Inc.
          5.25%, 9/01/35..............  137,745
                                       --------
                                        701,217
                                       --------
          Savings & Loans--0.1%
  75,000  Washington Mutual Bank
          5.13%, 1/15/15(a)...........   72,344
                                       --------
          Telecommunications--2.6%
 225,000  AT&T Wireless Services, Inc.
          7.88%, 3/01/11..............  245,423
 100,000  BellSouth Corp.
          6.55%, 6/15/34..............  102,512
 250,000  British Telecom PLC
          (Great Britain)
          8.88%, 12/15/30(b)..........  341,969
 215,000  Deutsche Telekom
          International Finance BV
          (Netherlands)
          8.00%, 6/15/10(c)...........  232,809

Principal
 Amount                                   Value
---------                              -----------
          Corporate Bonds (Continued)
$100,000  GTE Corp.
          6.94%, 4/15/28.............. $   104,842
 250,000  Koninklijke KPN NV
          (Netherlands)
          8.00%, 10/01/10.............     269,746
 150,000  SBC Communications, Inc.
          5.10%, 9/15/14..............     145,642
 175,000  Sprint Capital Corp.
          6.13%, 11/15/08.............     177,068
 125,000  Sprint Capital Corp.
          8.75%, 3/15/32..............     150,451
 100,000  Telecom Italia Capital SA
          (Luxembourg)
          5.25%, 10/01/15.............      93,411
 175,000  Verizon Global Funding
          Corp.
          7.75%, 12/01/30.............     205,271
 125,000  Vodafone Group PLC
          (Great Britain)
          7.88%, 2/15/30..............     147,078
                                       -----------
                                         2,216,222
                                       -----------
          Transportation--0.5%
 100,000  Burlington Northern Santa Fe
          Corp.
          6.75%, 3/15/29..............     109,775
 200,000  Norfolk Southern Corp.
          7.05%, 5/01/37..............     230,234
 125,000  Union Pacific Corp.
          6.63%, 2/01/29..............     135,965
                                       -----------
                                           475,974
                                       -----------
          Total Corporate Bonds
          (Cost $17,111,445)..........  17,194,922
                                       -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2006

Principal
 Amount                                Value
---------                             --------
          Commercial Mortgage-Backed
          Securities--4.9%
$  9,677  Asset Securitization Corp.,
          Series 1995-MD4, Class A1
          7.10%, 8/13/29............. $  9,724
  18,081  Bear Stearns Commercial
          Mortgage Securities
          Series 1999-WF2, Class A1
          6.80%, 7/15/31.............   18,086
 100,000  Bear Stearns Commercial
          Mortgage Securities
          Series 2002-TOP6, Class A2
          6.46%, 10/15/36............  105,094
 400,000  Bear Stearns Commercial
          Mortgage Securities
          Series 2003-T10, Class A2
          4.74%, 3/13/40.............  388,867
 250,000  Bear Stearns Commercial
          Mortgage Securities
          Series 2003-T12, Class A4
          4.68%, 8/13/39.............  242,125
 675,000  Citigroup/Deutsche Bank
          Commercial Mortgage Trust
          Series 2005-CD1, Class A4
          5.23%, 7/15/44.............  673,457
  67,606  Commercial Mortgage
          Acceptance Corp.,
          Series 1997-ML1, Class A2
          6.53%, 12/15/30............   67,682
 350,000  CS First Boston Mortgage
          Securities Corp.,
          Series 2000-C1, Class A2
          7.55%, 4/15/62.............  369,875
 375,000  CS First Boston Mortgage
          Securities Corp.,
          Series 2001-CK3, Class A4
          6.53%, 6/15/34.............  392,281

Principal
 Amount                                 Value
---------                             ----------
          Commercial Mortgage-Backed
          Securities (Continued)
$306,995  DLJ Commercial Mortgage
          Corp.,
          Series 2000-CKP1, Class A1B
          7.18%, 11/10/33............ $  323,775
 225,000  GE Capital Commercial
          Mortgage Corp.,
          Series 2002-1A, Class A3
          6.27%, 12/10/35............    235,076
 150,000  JP Morgan Chase
          Commercial Mortgage
          Securities Corp.,
          Series 2004-LN2, Class A2
          5.12%, 7/15/41.............    147,800
 475,000  LB-UBS Commercial
          Mortgage Trust,
          Series 2003-C3, Class A4
          4.17%, 5/15/32.............    447,805
 700,000  LB-UBS Commercial
          Mortgage Trust,
          Series 2004-C7, Class A6
          4.79%, 10/15/29............    677,578
 100,000  Morgan Stanley Dean Witter
          Capital I,
          Series 2001-TOP1, Class A4
          6.66%, 2/15/33.............    104,476
                                      ----------
          Total Commercial
          Mortgage-Backed
          Securities
          (Cost $4,305,516)..........  4,203,701
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2006

Principal
 Amount                                      Value
---------                                  ----------
          Foreign Government Agencies &
          Obligations--2.3%
$100,000  British Columbia Province of
          Canada (Canada)
          5.38%, 10/29/08................. $  100,651
 175,000  Quebec Province (Canada)
          5.75%, 2/15/09..................    177,399
 250,000  Republic of Chile (Chile)
          5.50%, 1/15/13..................    251,850
 125,000  Republic of Hungary (Hungary)
          4.75%, 2/03/15..................    120,064
 625,000  Republic of Italy (Italy) 4.50%,
          1/21/15.........................    599,378
 150,000  Republic of Korea
          (South Korea)
          4.88%, 9/22/14..................    145,459
 600,000  United Mexican States (Mexico)
          5.63%, 1/15/17..................    600,601
                                           ----------
          Total Foreign Government
          Agencies & Obligations
          (Cost $2,024,281)...............  1,995,402
                                           ----------
          Asset-Backed Securities--0.9%
          Diversified Financial Services--0.9%
 775,000  MBNA Master Credit Card Trust,
          Series 1999-J, Class A
          7.00%, 2/15/12
          (Cost $849,469).................    813,237
                                           ----------
          Trust Preferred Bond--0.2%
          Banks--0.2%
 125,000  Bank of America Corp. Capital
          Trust XI
          6.63%, 5/23/36
          (Cost $126,017).................    134,898
                                           ----------

Principal
 Amount                     Value
---------                  -------
          Municipal Bond--0.1%
          General Obligations--0.1%
$100,000  Illinois State
          5.10%, 6/01/33
          (Cost $98,402).. $95,840
                           -------

Number of
 Shares                                         Value
----------                                  ------------
           Money Market Fund--4.0%
 3,455,221 BNY Hamilton Money Fund
           (Institutional Shares), 5.25%(d)
           (Cost $3,455,221)............... $  3,455,221
                                            ------------
           Investment of Cash
           Collateral for Securities
           Loaned--28.5%
           Money Market Fund--28.5%
24,545,762 BNY Institutional Cash
           Reserve Fund, 5.32%(e)
           (Cost $24,545,762)(f)...........   24,545,762
                                            ------------
           Total Investments
           (Cost $110,428,992)(g)--
           127.6%..........................  109,890,031
           Liabilities in excess of
           other assets--(27.6%)...........  (23,788,899)
                                            ------------
           Net Assets--100.0%.............. $ 86,101,132
                                            ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2006


(a)Security, or a portion thereof, was on loan at December 31, 2006 (See Note
   4).
(b)The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.00%. The security currently rated Baa1/A-.
(c)The coupon on this security along with its rating. If its rating falls below single A by either Moody's Standard & Poors, the coupon steps up 50 basis points. If previous situation occurs, and then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated A3/BBB+.
(d)Represents annualized 7 day yield at December 31, 2006.
(e)Interest rate shown reflects the yield as of December 31, 2006.
(f)At December 31, 2006, the total market value of the Fund's securities on loan was $23,971,859 and the total value of the collateral held by the Fund was $24,545,762.
(g)The cost of investments for Federal income tax purposes is $111,207,042. At December 31, 2006, net unrealized depreciation was $1,317,011 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $545,668 and aggregate gross unrealized depreciation of $1,862,679.

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         December 31, 2006



                                                                                                               Intermediate
                                                                                     Core Bond    High Yield    Government
                                                                                       Fund          Fund          Fund
                                                                                   ------------  ------------  ------------
Assets:
---------------------------------------------------------------------------------------------------------------------------
 Non-affiliated investments at cost............................................... $384,495,702  $192,024,491  $101,049,602
 Affiliated investments at cost...................................................   51,427,998    37,958,589     7,855,381
---------------------------------------------------------------------------------------------------------------------------
 Non-affiliated investments at market value.......................................  378,053,700   195,248,121   101,115,020
 Affiliated investments at market value (including securities on loan) (Note 4)...   51,427,998    37,958,589     7,855,381
 Cash.............................................................................           --       804,683            --
 Receivables:
   Interest.......................................................................    2,717,132     3,741,859     1,095,355
   Net unrealized appreciation on foreign currency contracts......................      147,710            --            --
   Capital stock sold.............................................................       45,000       220,071       141,000
   Interest on securities lending.................................................        7,648         3,455            --
   Investments sold...............................................................        2,551            --        34,920
   Variation margin...............................................................        1,653            --            --
 Other assets.....................................................................       18,059        12,582        14,489
                                                                                   ------------  ------------  ------------
   Total Assets...................................................................  432,421,451   237,989,360   110,256,165
                                                                                   ------------  ------------  ------------
Liabilities:
 Due to custodian.................................................................    4,028,586            --            --
 Payables:
   Collateral for securities on loan (Note 4).....................................   46,707,663    35,682,803            --
   Investments purchased..........................................................   17,423,509            --            --
   Capital stock repurchased......................................................      797,263       166,027            --
   Dividends......................................................................      457,544       393,683       143,825
   Services provided by The Bank of New York......................................      195,398        48,974        49,874
 Accrued expenses and other liabilities...........................................      109,366       143,852        57,792
                                                                                   ------------  ------------  ------------
   Total Liabilities..............................................................   69,719,329    36,435,339       251,491
                                                                                   ------------  ------------  ------------
Net Assets:....................................................................... $362,702,122  $201,554,021  $110,004,674
                                                                                   ------------  ------------  ------------
Sources Of Net Assets:
 Capital stock @ par.............................................................. $     36,604  $     20,534  $     11,219
 Paid-in capital..................................................................  377,939,242   207,031,078   113,076,495
 Undistributed net investment loss................................................     (867,972)   (1,415,929)   (1,601,988)
 Accumulated net realized gain (loss) on investments, foreign currency contracts
   and futures....................................................................   (8,114,547)   (7,305,292)   (1,546,470)
 Net unrealized appreciation/depreciation on investments, foreign currency
   contracts and futures..........................................................   (6,291,205)    3,223,630        65,418
                                                                                   ------------  ------------  ------------
Net Assets........................................................................ $362,702,122  $201,554,021  $110,004,674
                                                                                   ------------  ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2006

                                                                                                                Intermediate
                                                                                       Core Bond    High Yield   Government
                                                                                         Fund          Fund         Fund
                                                                                      ------------ ------------ ------------
Class A Shares:
 Net assets.......................................................................... $  2,468,837 $    648,506 $  6,318,722
                                                                                      ------------ ------------ ------------
 Shares outstanding..................................................................      249,001       66,127      644,963
                                                                                      ------------ ------------ ------------
 Net asset value, offering price and repurchase price per share...................... $       9.91 $       9.81 $       9.80
                                                                                      ------------ ------------ ------------
 Maximum sales charge--4.25% of public offering price................................         0.44         0.44         0.43
                                                                                      ------------ ------------ ------------
 Maximum offering price.............................................................. $      10.35 $      10.25 $      10.23
                                                                                      ------------ ------------ ------------
Institutional Shares:
 Net assets.......................................................................... $360,233,285 $200,905,515 $103,685,952
                                                                                      ------------ ------------ ------------
 Shares outstanding..................................................................   36,355,005   20,467,530   10,573,681
                                                                                      ------------ ------------ ------------
 Net asset value, offering price and repurchase price per share...................... $       9.91 $       9.82 $       9.81
                                                                                      ------------ ------------ ------------
---------------------------------------------------------------------------------------------------------------------------
Class A Shares authorized @ $0.001 par value.........................................  200,000,000  200,000,000  200,000,000
Institutional Shares authorized @ $0.001 par value...................................  200,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2006


                                                     Intermediate
                                                       New York    Intermediate   Municipal     U.S. Bond
                                                      Tax-Exempt    Tax-Exempt  Enhanced Yield Market Index
                                                         Fund          Fund          Fund          Fund
                                                     ------------  ------------ -------------- ------------
Assets:
-----------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost................ $109,269,372  $211,335,288   $7,094,332   $ 82,428,009
  Affiliated investments at cost....................      216,423       756,764       82,196     28,000,983
-----------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value........  111,399,900   214,061,810    7,261,823     81,889,048
  Affiliated investments at market value (including
   securities on loan) (Note 4).....................      216,423       756,764       82,196     28,000,983
  Receivables:
   Interest.........................................    1,458,243     3,240,914       98,107        903,196
   Capital stock sold...............................       50,000        79,000           --        350,000
   Interest on securities lending...................           --            --           --          3,454
   Investments sold.................................           --            --           --          1,340
   Due from Advisor.................................           --            --        2,008             --
  Other assets......................................       15,033        15,762       14,923         12,251
                                                     ------------  ------------   ----------   ------------
   Total Assets.....................................  113,139,599   218,154,250    7,459,057    111,160,272
                                                     ------------  ------------   ----------   ------------
Liabilities:
  Payables:
   Collateral for securities on loan (Note 4).......           --            --           --     24,545,762
   Investments purchased............................           --            --       55,791        327,744
   Capital stock repurchased........................           --       174,457           --             --
   Dividends........................................      107,554       197,449        8,040        118,847
   Services provided by The Bank of New
    York............................................       43,763       117,748        2,127         15,625
  Accrued expenses and other liabilities............       58,219        66,678       36,347         51,162
                                                     ------------  ------------   ----------   ------------
   Total Liabilities................................      209,536       556,332      102,305     25,059,140
                                                     ------------  ------------   ----------   ------------
Net Assets:......................................... $112,930,063  $217,597,918   $7,356,752   $ 86,101,132
                                                     ------------  ------------   ----------   ------------
Sources Of Net Assets:
  Capital stock @ par............................... $     10,506  $     22,086   $      712   $      8,390
  Paid-in capital...................................  110,791,746   214,576,764    7,192,540     89,328,195
  Undistributed net investment income (loss)........           96           624           --       (687,504)
  Accumulated net realized gain (loss) on
   investments......................................       (2,813)      271,922       (3,991)    (2,008,988)
  Net unrealized appreciation/depreciation on
   investments......................................    2,130,528     2,726,522      167,491       (538,961)
                                                     ------------  ------------   ----------   ------------
Net Assets.......................................... $112,930,063  $217,597,918   $7,356,752   $ 86,101,132
                                                     ------------  ------------   ----------   ------------

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2006

                                                   Intermediate
                                                     New York   Intermediate   Municipal     U.S. Bond
                                                    Tax-EXempt   Tax-Exempt  Enhanced Yield Market Index
                                                       Fund         Fund          Fund          Fund
                                                   ------------ ------------ -------------- ------------
CLASS A & INVESTOR SHARES:
 Net assets....................................... $ 18,130,772 $  1,403,938  $         --  $    229,937
                                                   ------------ ------------  ------------  ------------
 Shares outstanding...............................    1,685,714      142,236            --        22,426
                                                   ------------ ------------  ------------  ------------
 Net asset value, offering price and repurchase
   price per share................................ $      10.76 $       9.87  $         --  $      10.25
                                                   ------------ ------------  ------------  ------------
 Maximum sales charge--4.25% of public offering
   price..........................................         0.48         0.44            --            --
                                                   ------------ ------------  ------------  ------------
 Maximum offering price........................... $      11.24 $      10.31  $         --  $         --
                                                   ------------ ------------  ------------  ------------
CLASS C SHARES:
 Net assets....................................... $     10,434 $         --  $         --  $         --
                                                   ------------ ------------  ------------  ------------
 Shares outstanding...............................          969           --            --            --
                                                   ------------ ------------  ------------  ------------
 Net asset value, offering price and repurchase
   price per share................................ $      10.77 $         --  $         --  $         --
                                                   ------------ ------------  ------------  ------------
INSTITUTIONAL SHARES:
 Net assets....................................... $ 94,788,857 $216,193,980  $  7,356,752  $ 85,871,195
                                                   ------------ ------------  ------------  ------------
 Shares outstanding...............................    8,819,509   21,943,571       712,239     8,367,950
                                                   ------------ ------------  ------------  ------------
 Net asset value, offering price and repurchase
   price per share................................ $      10.75 $       9.85  $      10.33  $      10.26
                                                   ------------ ------------  ------------  ------------
--------------------------------------------------------------------------------------------------------
Class A & Investor Shares authorized @ $0.001 par
 value............................................  200,000,000  200,000,000            --   200,000,000
Class C Shares authorized @ $0.001 par value......  200,000,000           --            --            --
Institutional Shares authorized @ $0.001 par value  200,000,000  200,000,000   200,000,000   200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Operations

         For the year ended December 31, 2006


                                                                                              Core Bond    High Yield
                                                                                                Fund          Fund
                                                                                             -----------  -----------
Investment Income:
  Interest.................................................................................. $19,038,601  $13,328,813
  Interest from affiliated fund.............................................................      69,884      226,678
  Securities lending income (Note 4)........................................................      27,326       17,120
                                                                                             -----------  -----------
   Total Income.............................................................................  19,135,811   13,572,611
                                                                                             -----------  -----------
Expenses:
  Advisory..................................................................................   1,891,188    1,074,736
  Administration............................................................................     378,238      194,947
  Transfer agent............................................................................     105,435      105,959
  Custodian.................................................................................      59,464       29,881
  Reports to shareholders...................................................................      34,540       18,444
  Pricing...................................................................................      28,808       34,413
  Registration and filings..................................................................      28,578       28,457
  Directors.................................................................................      27,044       26,819
  Legal.....................................................................................      16,849        8,876
  Audit.....................................................................................      11,213       12,504
  Insurance.................................................................................       9,897        4,420
  12b-1 fee--Class A Shares.................................................................       7,803        2,376
  Securities lending........................................................................       7,766        2,843
  Cash management...........................................................................       3,683        1,886
  Other.....................................................................................       3,273        9,975
                                                                                             -----------  -----------
   Total Expenses...........................................................................   2,613,779    1,556,536
  Fees waived by The Bank of New York (Note 3)..............................................      (7,334)          --
  Earnings credit adjustment (Note 3).......................................................          --       (3,825)
                                                                                             -----------  -----------
   Net Expenses.............................................................................   2,606,445    1,552,711
                                                                                             -----------  -----------
   Net Investment Income....................................................................  16,529,366   12,019,900
                                                                                             -----------  -----------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
 Transactions and Futures:
  Net realized gain (loss) on:
   Investments..............................................................................  (2,801,947)  (2,470,783)
   Foreign currency transactions............................................................           9           --
                                                                                             -----------  -----------
   Net realized loss on investments and foreign currency transactions.......................  (2,801,938)  (2,470,783)
                                                                                             -----------  -----------
  Increase in unrealized appreciation/depreciation on:
   Investments..............................................................................     159,451    3,259,094
   Foreign currency transactions............................................................     147,710           --
   Futures..................................................................................       3,087           --
                                                                                             -----------  -----------
  Net increase in unrealized appreciation/depreciation on investments, foreign currency
   transactions and futures.................................................................     310,248    3,259,094
                                                                                             -----------  -----------
  Net realized and unrealized gain (loss) on investments, foreign currency transactions and
   futures..................................................................................  (2,491,690)     788,311
                                                                                             -----------  -----------
  Net increase in net assets resulting from operations...................................... $14,037,676  $12,808,211
                                                                                             -----------  -----------

See notes to financial statements.

         BNY Hamilton Funds

         For the year ended December 31, 2006

                                                                                           Intermediate
                                                                              Intermediate   New York
                                                                               Government   Tax-Exempt
                                                                                  Fund         Fund
                                                                              ------------ ------------
Investment Income:
  Interest................................................................... $ 5,127,216   $4,551,606
  Interest from affiliated fund..............................................     615,494       34,236
                                                                              -----------   ----------
   Total Income..............................................................   5,742,710    4,585,842
                                                                              -----------   ----------
Expenses:
  Advisory...................................................................     583,180      565,922
  Administration.............................................................     116,636      113,184
  Transfer agent.............................................................      55,923       52,345
  Custodian..................................................................      30,533       14,632
  Registration and filings...................................................      27,214       27,893
  Directors..................................................................      26,750       26,744
  Pricing....................................................................      21,835       15,178
  12b-1 fee--Class A Shares..................................................      17,449       47,087
         Class C Shares......................................................          --          103
  Audit......................................................................      13,410       13,402
  Reports to shareholders....................................................      11,520       12,788
  Legal......................................................................       6,449        5,848
  Insurance..................................................................       2,854        2,648
  Cash management............................................................       1,188        1,199
  Other......................................................................       8,016       12,191
                                                                              -----------   ----------
   Total Expenses............................................................     922,957      911,164
  Fees waived by The Bank of New York (Note 3)...............................    (147,346)    (196,188)
                                                                              -----------   ----------
   Net Expenses..............................................................     775,611      714,976
                                                                              -----------   ----------
   Net Investment Income.....................................................   4,967,099    3,870,866
                                                                              -----------   ----------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments....................................     153,893       (2,812)
                                                                              -----------   ----------
  Increase (decrease) in unrealized appreciation/depreciation on investments.  (1,092,807)      73,663
                                                                              -----------   ----------
  Net realized and unrealized gain (loss) on investments.....................    (938,914)      70,851
                                                                              -----------   ----------
  Net increase in net assets resulting from operations....................... $ 4,028,185   $3,941,717
                                                                              -----------   ----------

See notes to financial statements.

         BNY Hamilton Funds

         For the year ended December 31, 2006


                                                                   Intermediate   Municipal     U.S. Bond
                                                                    Tax-exempt  Enhanced Yield Market Index
                                                                       Fund          Fund          Fund
                                                                   ------------ -------------- ------------
Investment Income:
  Interest/(a)/...................................................  $9,238,055     $225,842     $4,177,485
  Interest from affiliated fund...................................      62,555       12,722        106,125
  Securities lending income (Note 4)..............................          --           --         11,001
                                                                    ----------     --------     ----------
   Total Income...................................................   9,300,610      238,564      4,294,611
                                                                    ----------     --------     ----------
Expenses:
  Advisory........................................................   1,160,356       25,119        192,943
  Administration..................................................     232,071        5,024         85,605
  Transfer agent..................................................      55,012       10,455         33,072
  Custodian.......................................................      29,262        3,271         29,108
  Directors.......................................................      26,868       27,870         26,719
  Registration and filings........................................      26,321        7,952         20,652
  Reports to shareholders.........................................      20,362       13,352          6,916
  Pricing.........................................................      16,198        3,569         27,908
  Legal...........................................................      13,086        2,239          5,114
  Audit...........................................................      12,061       13,330         12,311
  Insurance.......................................................       5,951           34          2,158
  12b-1 fee--Class A and Investor Shares..........................       3,979           --            541
  Cash management.................................................       2,352          778            874
  Securities lending..............................................          --           --          2,767
  Other...........................................................       4,952        4,433          8,016
                                                                    ----------     --------     ----------
   Total Expenses.................................................   1,608,831      117,426        454,704
  Fees waived by The Bank of New York (Note 3)....................          --      (77,616)      (154,555)
                                                                    ----------     --------     ----------
   Net Expenses...................................................   1,608,831       39,810        300,149
                                                                    ----------     --------     ----------
   Net Investment Income..........................................   7,691,779      198,754      3,994,462
                                                                    ----------     --------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Net realized gain (loss) on investments.........................     439,766       (3,991)      (677,172)
                                                                    ----------     --------     ----------
  Increase (decrease) in unrealized appreciation/depreciation on:
   Investments....................................................    (356,383)     167,491        (71,733)
                                                                    ----------     --------     ----------
  Net realized and unrealized gain (loss) on investments..........      83,383      163,500       (748,905)
                                                                    ----------     --------     ----------
  Net increase in net assets resulting from operations............  $7,775,162     $362,254     $3,245,557
                                                                    ----------     --------     ----------
(a) Net of foreign withholding taxes of...........................  $       --     $     --     $    1,399
                                                                    ----------     --------     ----------

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Changes in Net Assets


                                                                                     Core Bond Fund
                                                                              ---------------------------
                                                                                       Year Ended
                                                                                      December 31,
                                                                              ---------------------------
                                                                                  2006           2005
                                                                              ------------  -------------
Operations:
  Net investment income...................................................... $ 16,529,366  $  16,953,917
  Net realized loss on investments, foreign currency transactions and
   futures...................................................................   (2,801,938)    (1,460,265)
  Increase (decease) in unrealized appreciation/depreciation on investments,
   foreign currency transactions and futures.................................      310,248     (8,611,385)
                                                                              ------------  -------------
   Net increase in net assets resulting from operations......................   14,037,676      6,882,267
                                                                              ------------  -------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................     (134,631)      (163,292)
                        Class C Shares.......................................           --           (182)
                        Institutional Shares.................................  (17,125,532)   (18,448,965)
  Distributions from capital gains: Class A Shares...........................           --             --
                    Institutional Shares.....................................           --             --
                                                                              ------------  -------------
                                                                               (17,260,163)   (18,612,439)
                                                                              ------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................      437,650      2,087,049
                     Class C Shares..........................................           --            104
                     Institutional Shares....................................   39,909,100     58,387,553
  Proceeds from shares issued on reinvestment of dividends:
   Class A Shares............................................................      108,759        119,799
   Class C Shares............................................................           --             --
   Institutional Shares......................................................    3,200,939      3,281,168
  Value of capital stock repurchased: Class A Shares.........................   (1,493,048)    (3,335,520)
                     Class C Shares..........................................           --       (108,966)
                     Institutional Shares....................................  (84,173,221)  (106,255,928)
                                                                              ------------  -------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................  (42,009,821)   (45,824,741)
                                                                              ------------  -------------
   Increase (decrease) in Net Assets.........................................  (45,232,308)   (57,554,913)
Net Assets:
  Beginning of year..........................................................  407,934,430    465,489,343
                                                                              ------------  -------------
  End of year................................................................ $362,702,122  $ 407,934,430
                                                                              ------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................       44,307        206,492
         Class C Shares......................................................           --             --
         Institutional Shares................................................    4,062,816      5,762,068
  Shares issued on reinvestment of dividends: Class A Shares.................       11,041         11,827
                          Class C Shares.....................................           --             --
                          Institutional Shares...............................      324,937        324,308
  Shares repurchased: Class A Shares.........................................     (151,797)      (330,699)
             Class C Shares..................................................           --        (10,602)
             Institutional Shares............................................   (8,550,548)   (10,504,016)
                                                                              ------------  -------------
   Net increase (decrease)...................................................   (4,259,244)    (4,540,622)
  Shares outstanding, beginning of year......................................   40,863,250     45,403,872
                                                                              ------------  -------------
  Shares outstanding, end of year............................................   36,604,006     40,863,250
                                                                              ------------  -------------

                                                                                    High Yield Fund
                                                                              --------------------------
                                                                                      Year Ended
                                                                                     December 31,
                                                                              --------------------------
                                                                                  2006          2005
                                                                              ------------  ------------
Operations:
  Net investment income...................................................... $ 12,019,900  $ 10,113,852
  Net realized loss on investments, foreign currency transactions and
   futures...................................................................   (2,470,783)   (2,276,217)
  Increase (decease) in unrealized appreciation/depreciation on investments,
   foreign currency transactions and futures.................................    3,259,094    (4,369,391)
                                                                              ------------  ------------
   Net increase in net assets resulting from operations......................   12,808,211     3,468,244
                                                                              ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................      (62,159)      (76,190)
                        Class C Shares.......................................           --          (960)
                        Institutional Shares.................................  (13,366,006)  (11,654,172)
  Distributions from capital gains: Class A Shares...........................           --        (3,579)
                    Institutional Shares.....................................           --      (535,881)
                                                                              ------------  ------------
                                                                               (13,428,165)  (12,270,782)
                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................      106,546       366,341
                     Class C Shares..........................................           --        37,546
                     Institutional Shares....................................   69,998,291    80,249,625
  Proceeds from shares issued on reinvestment of dividends:
   Class A Shares............................................................       22,619        28,199
   Class C Shares............................................................           --           877
   Institutional Shares......................................................    1,748,469     2,143,925
  Value of capital stock repurchased: Class A Shares.........................     (789,986)     (120,995)
                     Class C Shares..........................................           --       (75,092)
                     Institutional Shares....................................  (53,450,463)  (57,029,190)
                                                                              ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................   17,635,476    25,601,236
                                                                              ------------  ------------
   Increase (decrease) in Net Assets.........................................   17,015,522    16,798,698
Net Assets:
  Beginning of year..........................................................  184,538,499   167,739,801
                                                                              ------------  ------------
  End of year................................................................ $201,554,021  $184,538,499
                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................       11,166        36,623
         Class C Shares......................................................           --         3,739
         Institutional Shares................................................    7,201,524     7,977,433
  Shares issued on reinvestment of dividends: Class A Shares.................        2,332         2,814
                          Class C Shares.....................................           --            87
                          Institutional Shares...............................      180,150       213,808
  Shares repurchased: Class A Shares.........................................      (82,499)      (11,988)
             Class C Shares..................................................           --        (7,479)
             Institutional Shares............................................   (5,498,239)   (5,696,262)
                                                                              ------------  ------------
   Net increase (decrease)...................................................    1,814,434     2,518,775
  Shares outstanding, beginning of year......................................   18,719,223    16,200,448
                                                                              ------------  ------------
  Shares outstanding, end of year............................................   20,533,657    18,719,223
                                                                              ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                Intermediate            Intermediate New York
                                                                               Government Fund             Tax-Exempt Fund
                                                                         --------------------------  --------------------------
                                                                                 Year Ended                  Year Ended
                                                                                December 31,                December 31,
                                                                         --------------------------  --------------------------
                                                                             2006          2005          2006          2005
                                                                         ------------  ------------  ------------  ------------
Operations:
  Net investment income................................................. $  4,967,099  $  4,700,837  $  3,870,866  $  3,667,226
  Net realized gain (loss) on investments...............................      153,893       457,705        (2,812)      122,079
  Increase (decease) in unrealized appreciation/depreciation on
   investments..........................................................   (1,092,807)   (2,170,328)       73,663    (1,617,169)
                                                                         ------------  ------------  ------------  ------------
   Net increase in net assets resulting from operations.................    4,028,185     2,988,214     3,941,717     2,172,136
                                                                         ------------  ------------  ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares..................     (320,336)     (350,172)     (604,473)     (642,248)
                        Class C Shares..................................           --            --          (252)         (228)
                        Institutional Shares............................   (5,310,448)   (5,192,696)   (3,266,122)   (3,024,712)
  Distributions from capital gains: Class A Shares......................           --            --        (5,201)      (24,667)
                    Class C Shares......................................           --            --            (3)          (12)
                    Institutional Shares................................           --            --       (26,636)     (113,667)
                                                                         ------------  ------------  ------------  ------------
                                                                           (5,630,784)   (5,542,868)   (3,902,687)   (3,805,534)
                                                                         ------------  ------------  ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares......................      429,405     4,030,074       567,371     1,257,160
                    Class C Shares......................................           --            --            52            --
                    Institutional Shares................................   18,186,487    46,082,291    10,849,490    23,277,073
  Proceeds from shares issued on reinvestment of dividends:
   Class A Shares.......................................................      288,069       317,264       464,715       504,197
   Class C Shares.......................................................           --            --           255           239
   Institutional Shares.................................................    2,640,749     2,710,570       406,237       433,383
  Value of capital stock repurchased: Class A Shares....................   (1,471,932)   (7,516,016)   (3,062,141)   (4,140,146)
                     Class C Shares.....................................           --            --           (43)           --
                     Institutional Shares...............................  (29,835,643)  (44,167,913)  (11,669,321)  (15,924,303)
                                                                         ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions.........................................................   (9,762,865)    1,456,270    (2,443,385)    5,407,603
                                                                         ------------  ------------  ------------  ------------
   Increase (decrease) in Net Assets....................................  (11,365,464)   (1,098,384)   (2,404,355)    3,774,205
Net Assets:
  Beginning of year.....................................................  121,370,138   122,468,522   115,334,418   111,560,213
                                                                         ------------  ------------  ------------  ------------
  End of year/(a)/...................................................... $110,004,674  $121,370,138  $112,930,063  $115,334,418
                                                                         ------------  ------------  ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...........................................       43,719       400,055        53,096       116,329
         Class C Shares.................................................           --            --            10            --
         Institutional Shares...........................................    1,855,641     4,586,301     1,015,058     2,146,822
  Shares issued on reinvestment of dividends: Class A Shares............       29,448        31,589        43,406        46,593
                           Class C Shares...............................           --            --            23            23
                           Institutional Shares.........................      269,765       269,818        37,992        40,158
  Shares repurchased: Class A Shares....................................     (149,595)     (746,628)     (286,563)     (382,473)
             Class C Shares.............................................           --            --           (10)           --
             Institutional Shares.......................................   (3,045,601)   (4,398,008)   (1,092,327)   (1,470,700)
                                                                         ------------  ------------  ------------  ------------
   Net increase (decrease)..............................................     (996,623)      143,127      (229,315)      496,752
  Shares outstanding, beginning of year.................................   12,215,267    12,072,140    10,735,507    10,238,755
                                                                         ------------  ------------  ------------  ------------
  Shares outstanding, end of year.......................................   11,218,644    12,215,267    10,506,192    10,735,507
                                                                         ------------  ------------  ------------  ------------
(a) Includes undistributed net investment income as of year end......... $         --  $         --  $         96  $         76
                                                                         ------------  ------------  ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                        Intermediate
                                                                                       Tax-Exempt Fund
                                                                                 --------------------------
                                                                                         Year Ended
                                                                                        December 31,
                                                                                 --------------------------
                                                                                     2006          2005
                                                                                 ------------  ------------
Operations:
 Net investment income.......................................................... $  7,691,779  $  8,439,244
 Net realized gain (loss) on investments........................................      439,766     1,419,016
 Increase (decease) in unrealized appreciation/depreciation on investments......     (356,383)   (6,185,685)
                                                                                 ------------  ------------
   Net increase in net assets resulting from operations.........................    7,775,162     3,672,575
                                                                                 ------------  ------------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Class A Shares...........................      (48,720)      (55,395)
                         Institutional Shares...................................   (7,640,353)   (8,355,424)
 Distributions from capital gains: Class A Shares...............................       (2,433)      (10,398)
                     Institutional Shares.......................................     (371,063)   (1,556,978)
                                                                                 ------------  ------------
                                                                                   (8,062,569)   (9,978,195)
                                                                                 ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares...............................      440,521        32,988
                     Institutional Shares.......................................   12,395,839    19,090,411
 Proceeds from shares issued on reinvestment of dividends: Class A Shares.......       12,065        27,647
   Institutional Shares.........................................................      626,964     1,760,572
 Value of capital stock repurchased: Class A Shares.............................     (711,422)     (730,387)
                      Institutional Shares......................................  (43,798,126)  (34,512,845)
                                                                                 ------------  ------------
 Net increase (decrease) in net assets resulting from capital stock transactions  (31,034,159)  (14,331,614)
                                                                                 ------------  ------------
   Increase (decrease) in Net Assets............................................  (31,321,566)  (20,637,234)
Net Assets:
 Beginning of year..............................................................  248,919,484   269,556,718
                                                                                 ------------  ------------
 End of year/(a)/............................................................... $217,597,918  $248,919,484
                                                                                 ------------  ------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares....................................................       44,524         3,284
         Institutional Shares...................................................    1,260,988     1,907,994
 Shares issued on reinvestment of dividends: Class A Shares.....................        1,225         2,767
                           Institutional Shares.................................       63,921       178,403
 Shares repurchased: Class A Shares.............................................      (72,266)      (72,494)
             Institutional Shares...............................................   (4,461,848)   (3,464,172)
                                                                                 ------------  ------------
   Net increase (decrease)......................................................   (3,163,456)   (1,444,218)
 Shares outstanding, beginning of year..........................................   25,249,263    26,693,481
                                                                                 ------------  ------------
 Shares outstanding, end of year................................................   22,085,807    25,249,263
                                                                                 ------------  ------------
(a) Includes undistributed net investment income as of year end................. $        624  $     30,735
                                                                                 ------------  ------------

                                                                                      Municipal
                                                                                 Enhanced Yield Fund
                                                                                 -------------------
                                                                                     Year Ended
                                                                                    December 31,
                                                                                 -------------------
                                                                                        2006
                                                                                 -------------------
Operations:
 Net investment income..........................................................     $  198,754
 Net realized gain (loss) on investments........................................         (3,991)
 Increase (decease) in unrealized appreciation/depreciation on investments......        167,491
                                                                                     ----------
   Net increase in net assets resulting from operations.........................        362,254
                                                                                     ----------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Class A Shares...........................             --
                         Institutional Shares...................................   (198,754)
 Distributions from capital gains: Class A Shares...............................             --
                     Institutional Shares.......................................         --
                                                                                     ----------
                                                                                       (198,754)
                                                                                     ----------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares...............................             --
                     Institutional Shares.......................................  7,088,247
 Proceeds from shares issued on reinvestment of dividends: Class A Shares.......             --
   Institutional Shares.........................................................    135,562
 Value of capital stock repurchased: Class A Shares.............................             --
                      Institutional Shares......................................    (30,557)
                                                                                     ----------
 Net increase (decrease) in net assets resulting from capital stock transactions      7,193,252
                                                                                     ----------
   Increase (decrease) in Net Assets............................................      7,356,752
Net Assets:
 Beginning of year..............................................................             --
                                                                                     ----------
 End of year/(a)/...............................................................     $7,356,752
                                                                                     ----------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares....................................................             --
         Institutional Shares...................................................    701,827
 Shares issued on reinvestment of dividends: Class A Shares.....................             --
                           Institutional Shares.................................     13,359
 Shares repurchased: Class A Shares.............................................             --
             Institutional Shares...............................................     (2,947)
                                                                                     ----------
   Net increase (decrease)......................................................        712,239
 Shares outstanding, beginning of year..........................................             --
                                                                                     ----------
 Shares outstanding, end of year................................................        712,239
                                                                                     ----------
(a) Includes undistributed net investment income as of year end.................     $       --
                                                                                     ----------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                               U.S. Bond Market
                                                                                                  Index Fund
                                                                                          --------------------------
                                                                                                  Year Ended
                                                                                                 December 31,
                                                                                          --------------------------
                                                                                              2006          2005
                                                                                          ------------  ------------
Operations:
 Net investment income................................................................... $  3,994,462  $  3,872,425
 Net realized gain (loss) on investments.................................................     (677,172)      115,256
 Decrease in unrealized appreciation/depreciation on investments.........................      (71,733)   (1,983,086)
                                                                                          ------------  ------------
   Net increase in net assets resulting from operations..................................    3,245,557     2,004,595
                                                                                          ------------  ------------
Dividends to Shareholders:
 Dividends from net investment income: Investor Shares...................................      (10,554)       (5,783)
                          Institutional Shares...........................................   (4,370,736)   (4,490,167)
                                                                                          ------------  ------------
                                                                                            (4,381,290)   (4,495,950)
                                                                                          ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Investor Shares.......................................       41,464       136,622
                      Institutional Shares...............................................   18,763,358    38,174,217
 Proceeds from shares issued on reinvestment of dividends: Investor Shares...............       10,517         6,327
                                    Institutional Shares.................................    2,283,894     2,653,706
 Value of capital stock repurchased: Investor Shares.....................................      (22,032)      (27,463)
                      Institutional Shares...............................................  (24,445,002)  (41,730,403)
                                                                                          ------------  ------------
 Net decrease in net assets resulting from capital stock transactions....................   (3,367,801)     (786,994)
                                                                                          ------------  ------------
   Decrease in Net Assets................................................................   (4,503,534)   (3,278,349)
Net Assets:
 Beginning of year.......................................................................   90,604,666    93,883,015
                                                                                          ------------  ------------
 End of year............................................................................. $ 86,101,132  $ 90,604,666
                                                                                          ------------  ------------
Changes in Capital Stock Outstanding:
 Shares sold: Investor Shares............................................................        4,032        12,921
        Institutional Shares.............................................................    1,836,480     3,627,246
 Shares issued on reinvestment of dividends: Investor Shares.............................        1,031           603
                           Institutional Shares..........................................      223,650       252,276
 Shares repurchased: Investor Shares.....................................................       (2,192)       (2,611)
              Institutional Shares.......................................................   (2,401,594)   (3,971,380)
                                                                                          ------------  ------------
   Net decrease..........................................................................     (338,593)      (80,945)
 Shares outstanding, beginning of year...................................................    8,728,969     8,809,914
                                                                                          ------------  ------------
 Shares outstanding, end of year.........................................................    8,390,376     8,728,969
                                                                                          ------------  ------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         Financial Highlights

                                                                Net Realized
                                                               and Unrealized
                                                                Gain (Loss)
                                         Net Asset            on Investments,  Distributions               Net Asset
                                          Value,      Net     Foreign Currency   from Net    Distributions  Value,
                                         Beginning Investment   Transactions    Investment       from       End of
                                         of Period Income(a)    and Futures       Income     Capital Gains  Period
                                         --------- ---------- ---------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006....  $ 9.99     $0.41         $(0.06)        $(0.43)           --      $ 9.91
For the year ended December 31, 2005....   10.26      0.36          (0.23)         (0.40)           --        9.99
For the year ended December 31, 2004....   10.30      0.34           0.03          (0.39)       $(0.02)      10.26
For the year ended December 31, 2003....   10.51      0.35          (0.01)         (0.43)        (0.12)      10.30
For the year ended December 31, 2002....   10.24      0.49           0.29          (0.51)           --       10.51

Class C Shares
For the period ended January 23, 2005***
 (Unaudited)............................   10.26      0.01           0.04          (0.03)           --       10.28
For the period October 13, 2004* through
 December 31, 2004......................   10.29      0.05          (0.02)         (0.06)           --       10.26

Institutional Shares
For the year ended December 31, 2006....    9.98      0.43          (0.05)         (0.45)           --        9.91
For the year ended December 31, 2005....   10.25      0.39          (0.23)         (0.43)           --        9.98
For the year ended December 31, 2004....   10.29      0.37           0.03          (0.42)        (0.02)      10.25
For the year ended December 31, 2003....   10.51      0.37          (0.02)         (0.45)        (0.12)      10.29
For the year ended December 31, 2002....   10.24      0.52           0.28          (0.53)           --       10.51

*  Commencement of investment operations.
** Annualized.
***On January 24, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Core Bond Fund

                                                                          Ratio to Average Net Assets of:
                                                                    -----------------------------------------
                                                                    Expenses, Net                 Net Investment
                                                                      of Waiver   Expenses, Prior Income Net of
                                           Total      Net Assets,     from The    to Waiver from   Waiver from   Portfolio
                                         Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                         Return(b)  (000's Omitted)   New York       New York        New York      Rate
                                         ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006....    3.57%      $  2,469         0.94%          0.94%           4.12%        108%
For the year ended December 31, 2005....    1.32%         3,451         0.93%          0.93%           3.59%         94%
For the year ended December 31, 2004....    3.65%         4,696         0.99%          0.99%           3.32%         72%
For the year ended December 31, 2003....    3.29%         7,733         1.04%          1.04%           3.32%        110%
For the year ended December 31, 2002....    7.82%         9,429         1.04%          1.05%           4.77%         98%

Class C Shares
For the period ended January 23, 2005***
 (Unaudited)............................    0.36%            29         1.69%**        1.69%**         2.11%**       31%
For the period October 13, 2004*
 through December 31, 2004..............    0.31%           109         1.69%**        1.70%**         2.69%**       72%

Institutional Shares
For the year ended December 31, 2006....    3.93%       360,233         0.69%          0.69%           4.37%        108%
For the year ended December 31, 2005....    1.57%       404,483         0.68%          0.68%           3.85%         94%
For the year ended December 31, 2004....    3.91%       460,684         0.73%          0.73%           3.58%         72%
For the year ended December 31, 2003....    3.43%       462,005         0.79%          0.79%           3.57%        110%
For the year ended December 31, 2002....    8.08%       472,896         0.79%          0.80%           5.02%         98%

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                                                   Net Asset             Net Realized
                                                                                    Value,      Net     and Unrealized
                                                                                   Beginning Investment Gain (Loss) on
                                                                                   of Period Income(a)   Investments
                                                                                   --------- ---------- --------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................  $ 9.86     $0.57        $ 0.02
For the year ended December 31, 2005..............................................   10.35      0.54         (0.36)
For the year ended December 31, 2004..............................................   10.23      0.56          0.21
For the period May 1, 2003* through December 31, 2003.............................   10.00      0.33          0.27

Class C Shares
For the period ended June 14, 2005*** (Unaudited).................................   10.36      0.22         (0.27)
For the period July 27, 2004* through December 31, 2004...........................   10.08      0.21          0.30

Institutional Shares
For the year ended December 31, 2006..............................................    9.86      0.60          0.03
For the year ended December 31, 2005..............................................   10.35      0.57         (0.37)
For the year ended December 31, 2004..............................................   10.23      0.59          0.20
For the period May 1, 2003* through December 31, 2003.............................   10.00      0.36          0.25

                                                                                   Distributions                Net Asset
                                                                                     from Net    Distributions   Value,
                                                                                    Investment       from        End of
                                                                                      Income     Capital Gains   Period
                                                                                   ------------- -------------  ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    $(0.64)       $   --       $ 9.81
For the year ended December 31, 2005..............................................     (0.64)        (0.03)        9.86
For the year ended December 31, 2004..............................................     (0.65)           --/(1)/   10.35
For the period May 1, 2003* through December 31, 2003.............................     (0.37)           --        10.23

Class C Shares
For the period ended June 14, 2005*** (Unaudited).................................     (0.27)           --        10.04
For the period July 27, 2004* through December 31, 2004...........................     (0.23)           --/(1)/   10.36

Institutional Shares
For the year ended December 31, 2006..............................................     (0.67)           --         9.82
For the year ended December 31, 2005..............................................     (0.66)        (0.03)        9.86
For the year ended December 31, 2004..............................................     (0.67)           --/(1)/   10.35
For the period May 1, 2003* through December 31, 2003.............................     (0.38)           --        10.23

*  Commencement of investment operations.
** Annualized.
***On June 15, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund





                                                                                     Total      Net Assets,
                                                                                   Investment  End of Period
                                                                                   Return(b)  (000's Omitted)
                                                                                   ---------- ---------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    6.29%      $    649
For the year ended December 31, 2005..............................................    1.82%         1,332
For the year ended December 31, 2004..............................................    7.80%         1,115
For the period May 1, 2003* through December 31, 2003.............................    6.30%         1,465

Class C Shares
For the period ended June 14, 2005*** (Unaudited).................................   (0.58)%           38
For the period July 27, 2004* through December 31, 2004...........................    5.48%            38

Institutional Shares
For the year ended December 31, 2006..............................................    6.67%       200,905
For the year ended December 31, 2005..............................................    2.08%       183,206
For the year ended December 31, 2004..............................................    8.08%       166,587
For the period May 1, 2003* through December 31, 2003.............................    6.47%       102,701

                                                                                         Ratio to Average Net Assets of:
                                                                                   -----------------------------------------
                                                                                   Expenses, Net                 Net Investment
                                                                                     of Waiver   Expenses, prior Income Net of
                                                                                     from The    to waiver from   Waiver from
                                                                                      Bank of      The Bank of    The Bank of
                                                                                     New York       New York        New York
                                                                                   ------------- --------------- --------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................     1.04%          1.04%           5.83%
For the year ended December 31, 2005..............................................     1.06%          1.06%           5.45%
For the year ended December 31, 2004..............................................     1.14%          1.23%           5.49%
For the period May 1, 2003* through December 31, 2003.............................     1.14%**        1.49%**         5.60%**

Class C Shares
For the period ended June 14, 2005*** (Unaudited).................................     1.82%**        1.82%**         4.68%**
For the period July 27, 2004* through December 31, 2004...........................     1.89%**        1.90%**         4.72%**

Institutional Shares
For the year ended December 31, 2006..............................................     0.80%          0.80%           6.17%
For the year ended December 31, 2005..............................................     0.81%          0.81%           5.70%
For the year ended December 31, 2004..............................................     0.89%          0.96%           5.75%
For the period May 1, 2003* through December 31, 2003.............................     0.89%**        1.22%**         5.69%**




                                                                                   Portfolio
                                                                                   Turnover
                                                                                     Rate
                                                                                   ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    101%
For the year ended December 31, 2005..............................................     88%
For the year ended December 31, 2004..............................................     72%
For the period May 1, 2003* through December 31, 2003.............................     42%

Class C Shares
For the period ended June 14, 2005*** (Unaudited).................................     37%
For the period July 27, 2004* through December 31, 2004...........................     72%

Institutional Shares
For the year ended December 31, 2006..............................................    101%
For the year ended December 31, 2005..............................................     88%
For the year ended December 31, 2004..............................................     72%
For the period May 1, 2003* through December 31, 2003.............................     42%

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                                                   Net Asset             Net Realized
                                                                                    Value,      Net     and Unrealized
                                                                                   Beginning Investment Gain (Loss) on
                                                                                    of Year  Income(a)   Investments
                                                                                   --------- ---------- --------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................  $ 9.93     $0.39        $(0.07)
For the year ended December 31, 2005..............................................   10.14      0.36         (0.14)
For the year ended December 31, 2004..............................................   10.27      0.35         (0.06)
For the year ended December 31, 2003..............................................   10.51      0.33         (0.17)
For the year ended December 31, 2002..............................................    9.98      0.43          0.57

Institutional Shares
For the year ended December 31, 2006..............................................    9.94      0.42         (0.08)
For the year ended December 31, 2005..............................................   10.15      0.39         (0.14)
For the year ended December 31, 2004..............................................   10.28      0.37         (0.05)
For the year ended December 31, 2003..............................................   10.51      0.35         (0.16)
For the year ended December 31, 2002..............................................    9.99      0.46          0.55

                                                                                   Distributions Net Asset
                                                                                     from Net     Value,
                                                                                    Investment    End of
                                                                                      Income       Year
                                                                                   ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    $(0.45)     $ 9.80
For the year ended December 31, 2005..............................................     (0.43)       9.93
For the year ended December 31, 2004..............................................     (0.42)      10.14
For the year ended December 31, 2003..............................................     (0.40)      10.27
For the year ended December 31, 2002..............................................     (0.47)      10.51

Institutional Shares
For the year ended December 31, 2006..............................................     (0.47)       9.81
For the year ended December 31, 2005..............................................     (0.46)       9.94
For the year ended December 31, 2004..............................................     (0.45)      10.15
For the year ended December 31, 2003..............................................     (0.42)      10.28
For the year ended December 31, 2002..............................................     (0.49)      10.51

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund





                                                                                     Total      Net Assets,
                                                                                   Investment   End of Year
                                                                                   Return(b)  (000's Omitted)
                                                                                   ---------- ---------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    3.32%      $  6,319
For the year ended December 31, 2005..............................................    2.25%         7,161
For the year ended December 31, 2004..............................................    2.92%        10,505
For the year ended December 31, 2003..............................................    1.50%        14,896
For the year ended December 31, 2002..............................................   10.22%        16,196

Institutional Shares
For the year ended December 31, 2006..............................................    3.58%       103,686
For the year ended December 31, 2005..............................................    2.51%       114,209
For the year ended December 31, 2004..............................................    3.18%       111,963
For the year ended December 31, 2003..............................................    1.86%       112,584
For the year ended December 31, 2002..............................................   10.39%       116,056

                                                                                         Ratio to Average Net Assets of:
                                                                                   -------------------------------------------
                                                                                   Expenses, Net                 Net Investment
                                                                                     of Waiver   Expenses, Prior Income Net of
                                                                                     from The    to Waiver from   Waiver from
                                                                                      Bank of      The Bank of    The Bank of
                                                                                     New York       New York        New York
                                                                                   ------------- --------------- --------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................     0.90%          1.03%           4.02%
For the year ended December 31, 2005..............................................     0.90%          1.03%           3.62%
For the year ended December 31, 2004..............................................     0.98%          1.11%           3.39%
For the year ended December 31, 2003..............................................     1.04%          1.14%           3.13%
For the year ended December 31, 2002..............................................     1.04%          1.14%           4.20%

Institutional Shares
For the year ended December 31, 2006..............................................     0.65%          0.78%           4.27%
For the year ended December 31, 2005..............................................     0.65%          0.78%           3.88%
For the year ended December 31, 2004..............................................     0.72%          0.86%           3.65%
For the year ended December 31, 2003..............................................     0.79%          0.89%           3.39%
For the year ended December 31, 2002..............................................     0.79%          0.89%           4.45%




                                                                                   Portfolio
                                                                                   Turnover
                                                                                     Rate
                                                                                   ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    21%
For the year ended December 31, 2005..............................................    29%
For the year ended December 31, 2004..............................................     8%
For the year ended December 31, 2003..............................................    87%
For the year ended December 31, 2002..............................................    41%

Institutional Shares
For the year ended December 31, 2006..............................................    21%
For the year ended December 31, 2005..............................................    29%
For the year ended December 31, 2004..............................................     8%
For the year ended December 31, 2003..............................................    87%
For the year ended December 31, 2002..............................................    41%

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                                   Net Asset             Net Realized
                                                                                    Value,      Net     and Unrealized
                                                                                   Beginning Investment Gain (Loss) on
                                                                                   of Period Income(a)   Investments
                                                                                   --------- ---------- --------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................  $10.75     $0.34        $ 0.01
For the year ended December 31, 2005..............................................   10.90      0.33         (0.14)
For the year ended December 31, 2004..............................................   11.01      0.32         (0.08)
For the year ended December 31, 2003..............................................   11.02      0.35          0.04
For the year ended December 31, 2002..............................................   10.56      0.36          0.51

Class C Shares
For the year ended December 31, 2006..............................................   10.75      0.26          0.02
For the year ended December 31, 2005..............................................   10.90      0.24         (0.14)
For the period August 24, 2004* through December 31, 2004.........................   10.91      0.09            --

Institutional Shares
For the year ended December 31, 2006..............................................   10.74      0.37          0.01
For the year ended December 31, 2005..............................................   10.89      0.35         (0.14)
For the year ended December 31, 2004..............................................   11.00      0.35         (0.08)
For the year ended December 31, 2003..............................................   11.02      0.37          0.03
For the year ended December 31, 2002..............................................   10.55      0.39          0.52

                                                                                   Distributions                Net Asset
                                                                                     from Net    Distributions   Value,
                                                                                    Investment       from        End of
                                                                                      Income     Capital Gains   Period
                                                                                   ------------- -------------  ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    $(0.34)       $   --/(1)/  $10.76
For the year ended December 31, 2005..............................................     (0.33)        (0.01)       10.75
For the year ended December 31, 2004..............................................     (0.32)        (0.03)       10.90
For the year ended December 31, 2003..............................................     (0.35)        (0.05)       11.01
For the year ended December 31, 2002..............................................     (0.37)        (0.04)       11.02

Class C Shares
For the year ended December 31, 2006..............................................     (0.26)           --/(1)/   10.77
For the year ended December 31, 2005..............................................     (0.24)        (0.01)       10.75
For the period August 24, 2004* through December 31, 2004.........................     (0.08)        (0.02)       10.90

Institutional Shares
For the year ended December 31, 2006..............................................     (0.37)           --/(1)/   10.75
For the year ended December 31, 2005..............................................     (0.35)        (0.01)       10.74
For the year ended December 31, 2004..............................................     (0.35)        (0.03)       10.89
For the year ended December 31, 2003..............................................     (0.37)        (0.05)       11.00
For the year ended December 31, 2002..............................................     (0.40)        (0.04)       11.02

* Commencement of investment operations.
**Annualized.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton intermediate New York Tax-Exempt Fund





                                                                                     Total      Net Assets,
                                                                                   Investment  End of Period
                                                                                   Return(b)  (000's Omitted)
                                                                                   ---------- ---------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    3.38%       $18,131
For the year ended December 31, 2005..............................................    1.76%        20,164
For the year ended December 31, 2004..............................................    2.19%        22,844
For the year ended December 31, 2003..............................................    3.57%        26,354
For the year ended December 31, 2002..............................................    8.42%        29,758

Class C Shares
For the year ended December 31, 2006..............................................    2.71%            10
For the year ended December 31, 2005..............................................    0.99%            10
For the period August 24, 2004* through December 31, 2004.........................    1.00%            10

Institutional Shares
For the year ended December 31, 2006..............................................    3.64%        94,789
For the year ended December 31, 2005..............................................    2.01%        95,160
For the year ended December 31, 2004..............................................    2.35%        88,706
For the year ended December 31, 2003..............................................    3.71%        72,127
For the year ended December 31, 2002..............................................    8.79%        55,992

                                                                                         Ratio to Average Net Assets of:
                                                                                   -----------------------------------------
                                                                                   Expenses, Net                 Net Investment
                                                                                     of Waiver   Expenses, Prior Income Net of
                                                                                     from The    to Waiver from   Waiver from
                                                                                      Bank of      The Bank of    The Bank of
                                                                                     New York       New York        New York
                                                                                   ------------- --------------- --------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................     0.84%          1.01%           3.21%
For the year ended December 31, 2005..............................................     0.84%          1.02%           3.00%
For the year ended December 31, 2004..............................................     0.94%          1.11%           2.93%
For the year ended December 31, 2003..............................................     1.04%          1.17%           3.15%
For the year ended December 31, 2002..............................................     1.04%          1.22%           3.33%

Class C Shares
For the year ended December 31, 2006..............................................     1.59%          1.77%           2.46%
For the year ended December 31, 2005..............................................     1.59%          1.78%           2.25%
For the period August 24, 2004* through December 31, 2004.........................     1.59%**        1.79%**         2.24%**

Institutional Shares
For the year ended December 31, 2006..............................................     0.59%          0.76%           3.46%
For the year ended December 31, 2005..............................................     0.59%          0.77%           3.26%
For the year ended December 31, 2004..............................................     0.68%          0.85%           3.19%
For the year ended December 31, 2003..............................................     0.79%          0.93%           3.39%
For the year ended December 31, 2002..............................................     0.79%          0.97%           3.58%




                                                                                   Portfolio
                                                                                   Turnover
                                                                                     Rate
                                                                                   ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    13%
For the year ended December 31, 2005..............................................    16%
For the year ended December 31, 2004..............................................    11%
For the year ended December 31, 2003..............................................    10%
For the year ended December 31, 2002..............................................    13%

Class C Shares
For the year ended December 31, 2006..............................................    13%
For the year ended December 31, 2005..............................................    16%
For the period August 24, 2004* through December 31, 2004.........................    11%

Institutional Shares
For the year ended December 31, 2006..............................................    13%
For the year ended December 31, 2005..............................................    16%
For the year ended December 31, 2004..............................................    11%
For the year ended December 31, 2003..............................................    10%
For the year ended December 31, 2002..............................................    13%

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                                   Net Asset             Net Realized
                                                                                    Value,      Net     and Unrealized
                                                                                   Beginning Investment Gain (Loss) on
                                                                                    of Year  Income(a)   Investments
                                                                                   --------- ---------- --------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................  $ 9.88     $0.30        $ 0.01
For the year ended December 31, 2005..............................................   10.12      0.29         (0.18)
For the year ended December 31, 2004..............................................   10.30      0.29         (0.09)
For the year ended December 31, 2003..............................................   10.49      0.31          0.02
For the year ended December 31, 2002..............................................   10.03      0.32          0.59

Institutional Shares
For the year ended December 31, 2006..............................................    9.86      0.33          0.01
For the year ended December 31, 2005..............................................   10.10      0.32         (0.18)
For the year ended December 31, 2004..............................................   10.28      0.32         (0.09)
For the year ended December 31, 2003..............................................   10.45      0.34          0.04
For the year ended December 31, 2002..............................................   10.02      0.38          0.53

                                                                                   Distributions Distributions Net Asset
                                                                                     from Net        from       Value,
                                                                                    Investment      Capital     End of
                                                                                      Income         Gains       Year
                                                                                   ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    $(0.30)       $(0.02)     $ 9.87
For the year ended December 31, 2005..............................................     (0.29)        (0.06)       9.88
For the year ended December 31, 2004..............................................     (0.29)        (0.09)      10.12
For the year ended December 31, 2003..............................................     (0.32)        (0.20)      10.30
For the year ended December 31, 2002..............................................     (0.35)        (0.10)      10.49

Institutional Shares
For the year ended December 31, 2006..............................................     (0.33)        (0.02)       9.85
For the year ended December 31, 2005..............................................     (0.32)        (0.06)       9.86
For the year ended December 31, 2004..............................................     (0.32)        (0.09)      10.10
For the year ended December 31, 2003..............................................     (0.35)        (0.20)      10.28
For the year ended December 31, 2002..............................................     (0.38)        (0.10)      10.45

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund





                                                                                     Total      Net Assets,
                                                                                   Investment   End of Year
                                                                                   Return(b)  (000's Omitted)
                                                                                   ---------- ---------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    3.18%      $  1,404
For the year ended December 31, 2005..............................................    1.17%         1,667
For the year ended December 31, 2004..............................................    1.98%         2,380
For the year ended December 31, 2003..............................................    3.19%         2,847
For the year ended December 31, 2002..............................................    9.28%         2,897

Institutional Shares
For the year ended December 31, 2006..............................................    3.44%       216,194
For the year ended December 31, 2005..............................................    1.42%       247,252
For the year ended December 31, 2004..............................................    2.23%       267,177
For the year ended December 31, 2003..............................................    3.65%       277,390
For the year ended December 31, 2002..............................................    9.24%       281,046

                                                                                         Ratio to Average Net Assets of:
                                                                                   -------------------------------------------
                                                                                   Expenses, Net                 Net Investment
                                                                                     of Waiver   Expenses, Prior Income Net of
                                                                                     from The    to Waiver from   Waiver from
                                                                                      Bank of      The Bank of    The Bank of
                                                                                     New York       New York        New York
                                                                                   ------------- --------------- --------------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................     0.94%          0.94%           3.06%
For the year ended December 31, 2005..............................................     0.94%          0.94%           2.95%
For the year ended December 31, 2004..............................................     1.01%          1.02%           2.87%
For the year ended December 31, 2003..............................................     1.04%          1.04%           2.97%
For the year ended December 31, 2002..............................................     1.04%          1.05%           3.44%

Institutional Shares
For the year ended December 31, 2006..............................................     0.69%          0.69%           3.32%
For the year ended December 31, 2005..............................................     0.69%          0.69%           3.21%
For the year ended December 31, 2004..............................................     0.76%          0.77%           3.12%
For the year ended December 31, 2003..............................................     0.79%          0.79%           3.22%
For the year ended December 31, 2002..............................................     0.79%          0.79%           3.70%




                                                                                   Portfolio
                                                                                   Turnover
                                                                                     Rate
                                                                                   ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2006..............................................    26%
For the year ended December 31, 2005..............................................    41%
For the year ended December 31, 2004..............................................    31%
For the year ended December 31, 2003..............................................    36%
For the year ended December 31, 2002..............................................    34%

Institutional Shares
For the year ended December 31, 2006..............................................    26%
For the year ended December 31, 2005..............................................    41%
For the year ended December 31, 2004..............................................    31%
For the year ended December 31, 2003..............................................    36%
For the year ended December 31, 2002..............................................    34%

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

                                                                                   Net Asset             Net Realized
                                                                                    Value,      Net     and Unrealized
                                                                                   Beginning Investment    Gain on
                                                                                   of Period Income(a)   Investments
                                                                                   --------- ---------- --------------
PER SHARE DATA:
Institutional Shares
For the year ended December 31, 2006..............................................  $10.00     $0.38        $0.33
For the period December 30, 2005* through December 31, 2005.......................   10.00        --           --

                                                                                   Distributions Net Asset
                                                                                     from Net     Value,
                                                                                    Investment    End of
                                                                                      Income      Period
                                                                                   ------------- ---------
PER SHARE DATA:
Institutional Shares
For the year ended December 31, 2006..............................................    $(0.38)     $10.33
For the period December 30, 2005* through December 31, 2005.......................        --       10.00

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(1)Less than $1,000.

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund





                                                                                     Total      Net Assets,
                                                                                   Investment  End of Period
                                                                                   Return(b)  (000's Omitted)
                                                                                   ---------- ---------------
PER SHARE DATA:
Institutional Shares
For the year ended December 31, 2006..............................................    7.37%       $7,357
For the period December 30, 2005* through December 31, 2005.......................      --            --/(1)/

                                                                                         Ratio to Average Net Assets of:
                                                                                   -----------------------------------------
                                                                                   Expenses, Net                 Net Investment
                                                                                     of Waiver   Expenses, Prior Income Net of
                                                                                     from The    to Waiver from   Waiver from
                                                                                      Bank of      The Bank of    The Bank of
                                                                                     New York       New York        New York
                                                                                   ------------- --------------- --------------
PER SHARE DATA:
Institutional Shares
For the year ended December 31, 2006..............................................     0.79%**        2.34%**         3.96%**
For the period December 30, 2005* through December 31, 2005.......................       --             --              --




                                                                                   Portfolio
                                                                                   Turnover
                                                                                     Rate
                                                                                   ---------
PER SHARE DATA:
Institutional Shares
For the year ended December 31, 2006..............................................    68%
For the period December 30, 2005* through December 31, 2005.......................    --

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                                   Net Asset             Net Realized
                                                                                    Value,      Net     and Unrealized
                                                                                   Beginning Investment Gain (Loss) on
                                                                                   of Period Income(a)   Investments
                                                                                   --------- ---------- --------------
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2006..............................................  $10.37     $0.45        $(0.07)
For the year ended December 31, 2005..............................................   10.65      0.41         (0.22)
For the year ended December 31, 2004..............................................   10.73      0.41          0.01
For the year ended December 31, 2003..............................................   10.86      0.36          0.01
For the period September 27, 2002* through December 31, 2002......................   10.78      0.11          0.09

Institutional Shares
For the year ended December 31, 2006..............................................   10.38      0.47         (0.07)
For the year ended December 31, 2005..............................................   10.66      0.43         (0.21)
For the year ended December 31, 2004..............................................   10.74      0.42          0.02
For the year ended December 31, 2003..............................................   10.87      0.38          0.01
For the year ended December 31, 2002..............................................   10.42      0.46          0.54

                                                                                   Distributions                Net Asset
                                                                                     from Net    Distributions   Value,
                                                                                    Investment       from        End of
                                                                                      Income     Capital Gains   Period
                                                                                   ------------- -------------  ---------
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2006..............................................    $(0.50)       $   --       $10.25
For the year ended December 31, 2005..............................................     (0.47)           --        10.37
For the year ended December 31, 2004..............................................     (0.50)           --/(1)/   10.65
For the year ended December 31, 2003..............................................     (0.49)        (0.01)       10.73
For the period September 27, 2002* through December 31, 2002......................     (0.11)        (0.01)       10.86

Institutional Shares
For the year ended December 31, 2006..............................................     (0.52)           --        10.26
For the year ended December 31, 2005..............................................     (0.50)           --        10.38
For the year ended December 31, 2004..............................................     (0.52)           --/(1)/   10.66
For the year ended December 31, 2003..............................................     (0.51)        (0.01)       10.74
For the year ended December 31, 2002..............................................     (0.54)        (0.01)       10.87

* Commencement of investment operations.
**Annualized.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund





                                                                                     Total      Net Assets,
                                                                                   Investment  End of Period
                                                                                   Return(b)  (000's Omitted)
                                                                                   ---------- ---------------
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2006..............................................    3.77%      $    230
For the year ended December 31, 2005..............................................    1.85%           203
For the year ended December 31, 2004..............................................    4.00%            92
For the year ended December 31, 2003..............................................    3.46%           108
For the period September 27, 2002* through December 31, 2002......................    2.00%            19

Institutional Shares
For the year ended December 31, 2006..............................................    4.03%        85,871
For the year ended December 31, 2005..............................................    2.10%        90,402
For the year ended December 31, 2004..............................................    4.25%        93,791
For the year ended December 31, 2003..............................................    3.69%       149,107
For the year ended December 31, 2002..............................................    9.95%       128,173

                                                                                         Ratio to Average Net Assets of:
                                                                                   -----------------------------------------
                                                                                   Expenses, Net                 Net Investment
                                                                                     of Waiver   Expenses, Prior Income Net of
                                                                                     from The    to Waiver from   Waiver from
                                                                                      Bank of      The Bank of    The Bank of
                                                                                     New York       New York        New York
                                                                                   ------------- --------------- --------------
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2006..............................................     0.60%          0.78%           4.42%
For the year ended December 31, 2005..............................................     0.60%          0.79%           3.88%
For the year ended December 31, 2004..............................................     0.60%          0.86%           3.77%
For the year ended December 31, 2003..............................................     0.60%          0.89%           3.38%
For the period September 27, 2002* through December 31, 2002......................     0.58%**        0.91%**         4.05%**

Institutional Shares
For the year ended December 31, 2006..............................................     0.35%          0.53%           4.67%
For the year ended December 31, 2005..............................................     0.35%          0.54%           4.09%
For the year ended December 31, 2004..............................................     0.35%          0.61%           4.00%
For the year ended December 31, 2003..............................................     0.35%          0.62%           3.53%
For the year ended December 31, 2002..............................................     0.35%          0.71%           4.45%




                                                                                   Portfolio
                                                                                   Turnover
                                                                                     Rate
                                                                                   ---------
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2006..............................................     30%
For the year ended December 31, 2005..............................................    114%
For the year ended December 31, 2004..............................................     73%
For the year ended December 31, 2003..............................................    131%
For the period September 27, 2002* through December 31, 2002......................    149%

Institutional Shares
For the year ended December 31, 2006..............................................     30%
For the year ended December 31, 2005..............................................    114%
For the year ended December 31, 2004..............................................     73%
For the year ended December 31, 2003..............................................    131%
For the year ended December 31, 2002..............................................    149%

See notes to financial statements.

         Notes to Financial Statements

1.  Organization and Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The seven series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Core Bond Fund, (the "Core Bond Fund"), BNY Hamilton High Yield Fund (the "High Yield Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Municipal Enhanced Yield Fund (the "Municipal Enhanced Yield Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act, with the exception of the Intermediate New York Tax-Exempt Fund which is non-diversified.

  Each of the Funds, except the Municipal Enhanced Yield Fund and the U.S. Bond Market Index Fund, offers two classes of shares: Class A Shares (formerly, Investor Shares), and Institutional Shares. The Municipal Enhanced Yield Fund offers one class of shares: Institutional Shares. The U.S. Bond Market Index Fund offers two classes of shares: Institutional Shares and Investor Shares.

  Class A Shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  Effective December 29, 2006, all outstanding Class C Shares accounts have been closed. Class C Shares were not subject to a front-end sales charge, but investors may have been subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase.

  The following are the investment objectives of each of the Funds:

.. Core Bond Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity;

.. High Yield Fund--To provide investors with a high level of current income and, secondarily, capital appreciation;

.. Intermediate Government Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk;

..  Intermediate New York Tax-Exempt Fund--To provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal;

.. Intermediate Tax-Exempt Fund--To provide income that is exempt from federal income taxes while maintaining relative stability of principal;

.. Municipal Enhanced Yield Fund--To provide investors with a high level of current income and, secondarily, capital appreciation;

..  U.S. Bond Market Index Fund--To track the total rate of return of the Lehman
   Brothers Aggregate Bond Index (the "Lehman Bond Index").

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A)  Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B)  Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized gain and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C)  Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D)  Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E)  Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F)  Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy is to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G)  Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly.

(H)  Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discount and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I)  Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates used in preparing the Funds' Financial Statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And
Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of

New York Company, Inc. ("BNYCo"), a financial holding company.

  The Bank of New York is the principal operating subsidiary of BNYCo. On December 4, 2006, BNYCo announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

  The transaction is subject to certain regulatory approvals and the approval of BNYCo's and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, BNYCo and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

  The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                % Of Average
                              Daily Net Assets
                              ----------------
Core Bond Fund...............      0.50%
High Yield Fund..............      0.60%*
Intermediate Government Fund.      0.50%
Intermediate New York
 Tax-Exempt Fund.............      0.50%
Intermediate Tax-Exempt Fund.      0.50%
Municipal Enhanced Yield Fund      0.50%
U.S. Bond Market Index Fund..      0.20%

*The Advisory fee is payable at a rate of 0.60% on the first $100 million of daily net assets and at a rate of 0.50% on the average daily net assets in excess of $100 million.

  Except for the High Yield Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

  The High Yield Fund is sub-advised by Seix Investment Advisors (the "Sub-Advisor"), which is not affiliated with The Bank of New York. The Sub-Advisor's fee is payable monthly by the Advisor at a rate of 0.45% on the first $100 million of the average daily net assets of the High Yield Fund and at a rate of 0.35% on the average daily net assets in excess of $100 million.

  The Municipal Enhanced Yield Fund is sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"). The Advisor, not the Fund pays GW&K a sub-advisory fee for its services rendered to the Fund.

  Prior to July 1, 2006, the Advisor's fee for the U.S. Bond Market Index Fund was 0.25%.

  The Bank of New York serves as the Fund's administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement.

  The Administrator's fee is payable monthly at a rate of 0.10% on each Fund's average daily net assets.

  During the year ended December 31, 2006, The Bank of New York received the following amounts under the administration agreement:

                                  Amount
                                 --------
Core Bond Fund.................. $328,304
High Yield Fund.................  169,216
Intermediate Government Fund....  101,237
Intermediate New York Tax-Exempt
 Fund...........................   98,243
Intermediate Tax-Exempt Fund....  201,432
Municipal Enhanced Yield Fund...    4,361
U.S. Bond Market Index Fund.....   74,239

  In addition to acting as Sub-Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2006 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2006, the Core Bond Fund, the Intermediate Government Fund, the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Municipal Enhanced Yield and the U.S. Bond Market Index Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                          Class A Institutional
                                          Shares     Shares
                                          ------- -------------
                 Core Bond Fund..........  0.94%      0.69%
                 High Yield Fund.........  1.14%      0.89%
                 Intermediate Government
                  Fund...................  0.90%      0.65%
                 Intermediate New York
                  Tax-Exempt Fund........  0.84%      0.59%
                 Intermediate Tax-Exempt
                  Fund...................  1.04%      0.79%
                 Municipal Enhanced Yield
                  Fund...................   N/A       0.79%

                                     Institutional Investor
                                        Shares      Shares
                                     ------------- --------
                    U.S. Bond Market
                     Index Fund.....     0.35%       0.60%

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25% of the average annual daily net assets of the Investor Shares and Class A Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares and there were no contingent deferred sales charges imposed upon redemptions of Class C Shares during the year ended December 31, 2006:

                                                     Class A
                                                  -------------
                                                    Front-End
                                                  Sales Charges
                                                  -------------
                 Core Bond Fund..................    $    8
                 High Yield Fund.................        23
                 Intermediate New York Tax-Exempt
                  Fund...........................     4,117

4. Securities Lending

  Effective August 2006, the Core Bond, High-Yield and U.S. Bond Market Index Funds may participate in a securities lending program offered by The Bank of New York providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5.  Portfolio Securities

  For the year ended December 31, 2006, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                           Core Bond Fund
                                      -------------------------
                                       Purchases      Sales
                                      ------------ ------------
                 US Gov't Securities. $356,892,406 $380,332,600
                 All Others..........   65,099,805   89,983,255

                                           High Yield Fund
                                      -------------------------
                                       Purchases      Sales
                                      ------------ ------------
                 US Gov't Securities. $ 11,235,298 $ 22,116,890
                 All Others..........  196,925,381  167,293,152

                                            Intermediate
                                           Government Fund
                                      -------------------------
                                       Purchases      Sales
                                      ------------ ------------
                 US Gov't Securities. $ 21,491,636 $ 24,991,571
                 All Others..........           --           --

                                        Intermediate New York
                                           Tax-Exempt Fund
                                      -------------------------
                                       Purchases      Sales
                                      ------------ ------------
                 US Gov't Securities. $         -- $         --
                 All Others..........   14,635,299   14,666,156
                                            Intermediate
                                           Tax-Exempt Fund
                                      -------------------------
                                       Purchases      Sales
                                      ------------ ------------
                 US Gov't Securities. $         -- $         --
                 All Others..........   58,999,339   87,924,017

                                        Municipal Enhanced
                                            Yield Fund
                                      -----------------------
                                       Purchases     Sales
                                      ----------- -----------
                  US Gov't Securities $        -- $        --
                  All Others.........  10,553,063   3,445,521

                                         U.S. Bond Market
                                            Index Fund
                                      -----------------------
                                       Purchases     Sales
                                      ----------- -----------
                  US Gov't Securities $18,600,296 $22,012,951
                  All Others.........   6,383,179   9,539,895

6.  Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2006 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                    Capital Loss
                                    Carryforward Expiration
                                    ------------ ----------
                    Core Bond Fund.  $  809,099     2012
                                      1,993,728     2013
                                      4,948,247     2014
                    High Yield Fund   1,917,623     2013
                                      4,914,943     2014
                    Intermediate
                     Government
                     Fund..........     261,062     2008
                                        257,446     2012
                                         27,790     2013
                                        912,023     2014

                                      Capital Loss
                                      Carryforward Expiration
                                      ------------ ----------
                   Intermediate New
                    York Tax-Exempt
                    Fund.............      2,813      2014
                   Municipal Enhanced
                    Yield Fund.......      3,991      2014
                   U.S. Bond Market
                    Index Fund.......    289,752      2012
                                         334,547      2013
                                       1,274,187      2014

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Core Bond Fund, High Yield Fund, Intermediate Government Fund and U.S. Bond Market Index Fund deferred post-October losses in the amount of $79,824, $457,226, $70,689 and $20,027, respectively, during 2006.

Distributions To Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

                                              *distributions Paid From:
                                         -----------------------------------
                                                        Net        Total
                                                     Long-Term    Taxable
                                          Ordinary    Capital  Distributions
                                           Income      Gains       Paid
                                         ----------- --------- -------------
   Core Bond Fund....................... $17,260,163       --   $17,260,163
   High Yield Fund......................  13,428,165       --    13,428,165
   Intermediate Government Fund.........   5,630,784       --     5,630,784
   Intermediate New York Tax-Exempt Fund          -- $ 31,840        31,840
   Intermediate Tax-Exempt Fund.........      33,289  332,297       365,586
   U.S. Bond Market Index Fund..........   4,381,290       --     4,381,290

*The following tax-exempt income distributions were paid by the Intermediate
 New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund and Municipal Enhanced Yield Fund in the amounts of $3,870,847, $7,696,983 and $198,754, respectively.

  The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                                              *distributions Paid From:
                                         ------------------------------------
                                                        Net         Total
                                                     Long-Term     Taxable
                                          Ordinary    Capital   Distributions
                                           Income      Gains        Paid
                                         ----------- ---------- -------------
   Core Bond Fund....................... $18,612,439         --  $18.612.439
   High Yield Fund......................  12,082,233 $  188,549   12.270.782
   Intermediate Government Fund.........   5,542,868         --    5.542.868
   Intermediate New York Tax-Exempt Fund          --    138,346      138.346
   Intermediate Tax-Exempt Fund.........      51,796  1,515,523    1.567.319
   U.S. Bond Market Index Fund..........   4,495,950         --    4.495.950

*The following tax-exempt income distributions were paid by the Intermediate
 New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund in the amounts of $3,667,188 and $8,410,876, respectively.

  As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

              Undistributed Undistributed             Accumulated        Unrealized              Total
                Ordinary      Long Term   Accumulated Capital and      Appreciation/          Accumulated
                 Income     Capital Gains  Earnings   Other Losses     (Depreciation)      Earnings/(Deficit)
              ------------- ------------- ----------- ------------ ---------------         ------------------
Core Bond
 Fund........   $159,474            --     $159,474   $(8,001,078) $    (7,432,120)/1,2,3/    $(15,273,724)
High Yield
 Fund........      3,546            --        3,546    (7,289,792)  1,788,655/1,2/              (5,497,591)
Intermediate
 Government
 Fund........         --            --           --    (1,584,500)      (1,498,540)/1,2/        (3,083,040)
Intermediate
 New York
 Tax-Exempt
 Fund........         --            --           --        (2,813)    2,130,624/2/               2,127,811
Intermediate
 Tax-Exempt
 Fund........         --      $271,922      271,922            --     2,727,146/2/               2,999,068
Municipal
 Enhanced
 Yield Fund..         --            --           --        (3,991)         167,491                 163,500
U.S. Bond
 Market Index
 Fund........         71            --           71    (1,918,513)      (1,317,011)/1,2/        (3,235,453)

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.
/3/The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable gains/losses on certain derivative instruments.

7. Written Option Activity

  During the year ended December 31, 2006, there were no outstanding written options.

8. Reclassification of Capital Accounts

  At December 31, 2006, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax amortization methods for premium and market discount, paydown gains/(losses). Net investment income, net realized gains, and net assets were not affected by these changes.

                                                   Undistributed     Undistributed
                                                   Net Investment    Capital Gains/    Paid in
                                                       Income     (Accumulated Losses) Capital
                                                   -------------- -------------------- -------

Core Bond Fund....................................
                                                    $1,415,735
                                                                     $(1,415,735)
                                                                                         --
High Yield Fund...................................   1,640,215        (1,640,215)        --
Intermediate Government Fund......................     925,049          (925,049)        --
Intermediate New York Tax-Exempt Fund.............           1                85       $(86)
Intermediate Tax-Exempt Fund......................     (32,817)           32,817         --
U.S. Bond Market Index Fund.......................     400,957          (400,957)        --

9. Concentration of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 18% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

10. New Accounting Pronouncements

  On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

  On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

         Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
BNY Hamilton Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of BNY Hamilton Core Bond Fund, BNY Hamilton High Yield Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Municipal
Enhanced Yield Fund and BNY Hamilton U.S. Bond Market Index Fund, each a series of BNY Hamilton Funds, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2006, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended (with respect to the BNY Hamilton Municipal Enhanced Yield Fund, the year then ended and the period December 30, 2005 (commencement of operations) to December 31, 2005). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the periods within the three year period ended December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial highlights.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton Core Bond Fund, BNY Hamilton High Yield Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Municipal Enhanced Yield Fund and BNY Hamilton U.S. Bond Market Index Fund as of
December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 14, 2007

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                                  Principal Occupations
     Directors         Position                   During Past Five Years
     ---------         --------                   ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934............. Chairman of the Executive Officer, Industrial Solvents Corporation,
                    Board           1981 to Present; Chairman of the Board, President
                                    and Chief Executive Officer, Industrial Petro-
                                    Chemicals, Inc., 1981 to Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present; Member,
  1952.............                 Board of Directors, Tiffany & Co., 1995 to Present;
                                    Vice Chairman, Tiffany & Co., 1999 to 2003.

Karen Osar......... Director        Senior Vice President and Chief Financial Officer,
  1949.............                 Chemtura, Inc., 2004 to Present; Senior Vice
                                    President and Chief Financial Officer, Mead
                                    Westvaco Corp., 2002 to 2003; Senior Vice
                                    President and Chief Financial Officer, Westvaco
                                    Corp., 1999 to 2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956.............                 Officer, Arroyo Video, 2004 to 2005; President,
                                    Chief Financial Officer and Chief Operating
                                    Officer, Insight Communications, 2000 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  1948.............                 Officer and Treasurer, Comcast Corporation, 1990
                                    to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The Bank
  1939.............                 of New York, 1994 to 2003.

Joseph Mauriello .. Director        Retired; Deputy Chairman, KPMG LLP,
  1944.............                 2004-2006; Vice Chairman, Financial Services,
                                    KPMG LLP, 2002-2004; Partner, KPMG LLP,
                                    1974-2006.

                                                          Principal Occupations
       Officers              Position                     During Past Five Years
       --------              --------                     ----------------------
Kevin J. Bannon........ President and       Executive Vice President and Chief Investment
  1952................. Chief Executive     Officer, The Bank of New York, 1993 to Present.
                        Officer

Guy Nordahl............ Treasurer and       Vice President, The Bank of New York, 1999 to
  1965................. Principal Financial Present.
                        Officer

Ellen Kaltman ......... Chief Compliance    Managing Director, Compliance, The Bank of New
  1948................. Officer             York, 1999 to Present.

Kim R. Smallman**...... Secretary           Counsel, Legal Services, BISYS Fund Services Ohio,
  1971.................                     Inc., 2002 to Present; Attorney, Private Practice,
                                            2000 to 2002.

Molly Martin Alvarado** Assistant Secretary Paralegal, BISYS Fund Services Ohio, Inc., 2005 to
  1967.................                     Present; Blue Sky Corporate Legal Assistant, Palmer
                                            & Dodge LLP, 1999 to 2005; Business Law Legal
                                            Assistant Coordinator, Palmer & Dodge LLP, 2002
                                            to 2005.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Kim Smallman and Molly Martin Alvarado is c/o BISYS, 100
   Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor and Sub-Administrator
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016
                                                                BNY-AR-FI 12/06

[LOGO] BNY
HAMILTON

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   INTERNATIONAL EQUITY FUND

   LARGE CAP EQUITY FUND

   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   MULTI-CAP EQUITY FUND

   S&P 500 INDEX FUND

   SMALL CAP CORE EQUITY FUND

   SMALL CAP GROWTH FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter


Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2006. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The year just ended turned out to be a very good one for the U.S. stock markets, but the path toward those results was far from straight. In the first four months of the year, U.S. equities enjoyed healthy gains, driven by positive economic indicators and a sense that inflation remained under control. After peaking in early May, however, stocks soon came under pressure, as spiking gas prices, higher interest rates, and fears of inflation caused investors to lose their taste for risk and turn away from volatile equities. As a more bearish, defensive sentiment began to prevail in the market, investors' preferences shifted from the smaller-cap stocks that had outperformed early in the year to more established, larger-capitalization holdings.

In the second half of the year, however, the markets took on a more positive tone once again. The Federal Reserve brought its two-year string of interest-rate hikes to a halt after its June meeting, a development that was greeted warmly in the equity markets. Fears of inflation diminished, as did concerns that the Federal Reserve might go too far with its rate hikes and bring about a substantial economic slowdown--or even a recession--with its actions. Very strong corporate earnings reports fueled positive sentiment, and investors were once again willing and eager to move into more volatile, small-cap stocks. A new wave of merger and acquisition activity further buoyed equity valuations.

Continuing multi-year trends, small-cap stocks outperformed large caps, and value stocks outperformed their growth counterparts for the year. For the twelve months ended December 31, 2006, the S&P 500(R) Index of large-capitalization U.S. stocks returned 15.79%. The Russell 2000(R) Index of small-cap stocks posted a total return of 18.35% for the same period.

Despite the strong finish to 2006, there is some trepidation about the months ahead, with mixed indicators for interest rates, inflation, and economic growth. The persistence of the flat yield curve--one in which yields for long-maturity securities are essentially the same as those for short-term issues--has captured particular notice, as such a yield profile is often viewed as a precursor to an economic slowdown. There is also concern about the impact of high gas prices and rising interest rates on consumer spending going forward. Nonetheless, other signs point to reasonable levels of economic growth, and consumer confidence has thus far remained generally resilient.

Global markets experienced the same types of mood swings during the year. Much as in the U.S., signs of positive economic growth first buoyed investor sentiment in a broad range of international equity markets. In the year's second quarter, though, fears of inflation and higher interest rates took their toll, costing many foreign markets much of the gains they enjoyed earlier in the year. The year's second half was generally stronger than the first, with strong earnings and a more stable interest-rate environment providing the foundation for rallies in the market averages.

Over the year, the U.S. dollar remained weak relative to most major global currencies, which benefited dollar-based investors in foreign markets. The weaker dollar can help companies that do business outside the U.S., as it reduces the price paid by customers in foreign markets. At the same time, it can effectively raise the price paid for imported goods in the U.S.--this may not always be good news for consumers, but it can help domestically produced goods compete more effectively against products made outside the U.S.

For the twelve months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 26.34%, outpacing major domestic equity indexes.

In the fixed-income markets, the Federal Reserve remained the center of attention--first for what it did, then for what it did not do. New Federal Reserve Chairman Ben Bernanke proved to have a very different communication style from his longtime predecessor Alan Greenspan, but his vigilance concerning inflation proved to be quite similar. In the first half of the year, the Federal Reserve raised short-term rates four times, bringing the federal funds target rate up a full percentage point to 5.25%.

Given the Federal Reserve's two-year-long campaign of rate hikes, these increases could not be described as surprising, though they were not entirely anticipated at the beginning of the year when many thought only one or two more hikes might be forthcoming. But as the year unfolded, indicators of higher than anticipated inflation emerged. After the June rate increase, though, the Federal Reserve was ready for a pause--and that pause lasted through the end of the year. The bond market responded to the Federal Reserve's shift with a strong rally in the second half of the year. With the end of rate increases at the short end of the yield curve, the rally caused the yield curve to flatten and then invert. This type of profile is often seen as a sign of impending recession, but not all indicators are pointing in that direction. Although the slowdown in the housing market is notable, strength in consumer spending, strong corporate earnings and benign levels of inflation are offsetting sources of optimism.

In the bond markets, Treasury securities outperformed the major "spread" sectors, including Corporate, Mortgage-Backed, Asset-Backed, and Agency securities over the first six months of the year, primarily because of their performance in the risk-wary environment that prevailed during the second quarter. In the second half of the year, however, Treasurys took a back seat as the strong bond rally saw all major spread sectors outperform similar-maturity Treasurys. The strong environment for corporate earnings and investors' willingness to once again take on higher levels of investment risk helped lower-quality Corporate issues to perform particularly strongly.

While the past year ended on a generally positive tone, many areas of uncertainty continue to face investors. Energy prices have backed down from their painfully high levels, though they still remain exposed to the risk of being closely tied to some of the world's most volatile regions. While major terrorist attacks have been avoided, the ongoing wars in Iraq and Afghanistan--and the potential for additional armed conflicts elsewhere in the world--continue to cast a shadow on the world stage. And while interest rates and inflation are at reasonable levels now, in both cases there is some question as to their future direction. A new era has dawned in Washington, with control of Congress changing hands. This shift has generally been seen as positive, though just what impact any new legislation may have on the financial markets remains to be seen.

While a degree of caution is always advisable when dealing with the financial markets, we are optimistic about the prospects for 2007. The U.S. economy, as well as most major economies around the globe, continues to exhibit fundamental, sustainable strength. While there may be signs of a possible slowing of growth in the months ahead, at this point there appears to be little concern about outright recession. Worker productivity remains high, providing an essential underpinning for future growth without sparking inflation.

The coming year is sure to include some unforeseen turns of events; such is the nature of the world in which we live. Whatever may happen in the months to come, you can be assured that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We appreciate the confidence you are placing in us.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers............. Page   5

Fees and Expenses...............       35

Portfolio Summaries.............       38

Schedule of Investments.........       43

Industry Diversification........       51

Statements of Assets and
 Liabilities....................       84

Statements of Operations........       88

Statements of Changes in Net
 Assets.........................       90

Financial Highlights............       94

Notes to Financial Statements...      110

Report of Independent Registered
 Public Accounting Firm.........      121

Directors and Officers..........      122

BNY Hamilton International Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Co-Portfolio Managers Kurt Zyla and Denise Krisko, Managing Directors, and Lloyd Buchanan, Robert McCormack and Todd Rose, Vice Presidents

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The MSCI EAFE(R) Index provided investors solid returns for the year. The weak dollar magnified returns for U.S.-based investors in global markets. Asset flows into international assets from U.S. investors reflect positive sentiment toward investing abroad. It now seems that a broad base of U.S. investors is comfortable with international investing, attracted in part by a growing expectation that the weak dollar can boost their returns.

   Europe was the best-performing region in the Index. The Pacific region underperformed for the year, with Japan being the worst performer for the period.

   Globally, the themes of continued low rates, robust financial market performance, exports to the U.S., and uncertainty surrounding the U.S. housing market seemed to be included in all Central Bank year-end reviews.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 24.68% for Institutional Shares for the twelve months ended December 31, 2006. For the same period, the MSCI EAFE(R) Index returned 26.34%.

   The Fund's underperformance relative to its benchmark largely reflects the costs involved in operating an international fund--costs that a hypothetical index does not incur. The Fund seeks to operate efficiently by investing exclusively in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities that represent shares of foreign-based companies and are traded on U.S. exchanges. They are typically issued by larger, more established companies. Because ADRs can be less expensive to hold than foreign stocks, this structure helps to reduce the costs of operating the Fund, and should have a positive impact on total returns.

Q: Could you describe which countries performed well, and those that didn't, during the period?
A: As noted earlier, Europe was the strongest performing region in the Index for the year, returning 34.36% for the period. The region was also home to the three top-returning countries in the Index: Spain (with a return of 50.17%), Portugal (48.37%), and Ireland (47.56%). Nordic countries, particularly Norway, also performed strongly.

   The Pacific region underperformed the Index, though Singapore offered standout performance. Japan was the weakest-performing country in the region and the Index for the year. Japan's growth remained sluggish, with previous economic reports being revised downward. Personal consumption was dampened by lethargic rises in employees' income.

   Our index-oriented approach means that we do not actively seek to overweight or underweight specific stocks, sectors, or countries in managing the portfolio.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style is to match the risk and return characteristics of the MSCI EAFE(R) Index (including country weightings and sector allocations) as closely as possible while incorporating only securities represented by an ADR or the equivalent. We do not vary our approach for changing market conditions.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Over the year, a diversified investment in international markets has been rewarding for investors. Perhaps more important, we believe exposure to these markets will continue to be beneficial as part of a long-term investment strategy. Our management style is aimed at capturing the long-term performance of the international equity markets.

   As noted above, we do not seek to anticipate or respond to short-term market conditions, so we do not intend to make major, active changes to the portfolio. We believe a well-diversified fund using our efficient, cost-effective approach can achieve market or better returns over time with reduced transaction costs.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........    24.68%        24.68%        17.85%        17.85%
    5 Year.........    74.30%        11.75%        63.00%        10.27%
    Since Inception
      (4/1/97).....    83.63%         6.43%        70.12%         5.60%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                   International Equity
                Fund (Institutional Shares)     MSCI EAFE/(R)/ Index
                ---------------------------     --------------------
  4/01/1997            $10,000                       $10,000
  6/30/1997             11,330                        11,305
                                                      11,233
  12/31/1997            10,690                        10,361
                                                      11,893
  6/30/1998             12,460                        12,027
                                                      10,325
  12/31/1998            12,917                        12,467
                                                      12,650
  6/30/1999             13,278                        12,979
                                                      13,559
  12/31/1999            18,530                        15,872
                                                      15,864
  6/30/2000             16,226                        15,245
                                                      14,024
  12/31/2000            14,085                        13,657
                                                      11,791
  6/30/2001             11,921                        11,689
                                                      10,059
  12/31/2001            10,535                        10,760
                                                      10,822
  6/30/2002              9,994                        10,612
                                                       8,523
  12/31/2002             8,316                         9,076
                                                       8,338
  6/30/2003              8,969                         9,969
                                                      10,785
  12/31/2003            11,237                        12,630
                                                      13,186
  6/30/2004             11,555                        13,244
                                                      13,214
  12/31/2004            13,018                        15,244
                                                      15,229
  6/30/2005             12,765                        15,115
                                                      16,693
  12/31/2005            14,729                        17,381
                                                      19,014
  6/30/2006             16,071                        19,147
                                                      19,900
  12/31/2006            18,363                        21,960


This chart represents historical performance of a hypothetical investment of $10,000 in the International Equity Fund (Institutional Shares) from 4/1/97 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return since inception periods would have been lower. The inception date for the Institutional Shares was April 1, 1997. The inception date for Class A Shares was May 1, 1997. For periods prior to the commencement of operations of Class A Shares, performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the table.

The MSCI EAFE(R) Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Equity Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Although the major stock market indexes posted strong returns for 2006, the equity markets experienced three distinct phases over the year. For the first four months of the year, stocks enjoyed broad gains as corporate earnings growth remained strong and the U.S. economy proved resilient to higher interest rates. In the second phase, beginning in May, the market averages swooned when members of the Federal Reserve made hawkish statements on the outlook for interest rates, and when rising commodity prices began filtering into inflation statistics.

   After dovish comments from new Federal Reserve Chairman Ben Bernanke late in July and a string of weaker-than-expected economic data eased inflation concerns, the third phase began and the equity markets rallied. During the second half of 2006, fears of a housing-induced hard landing for the economy and weakness in the auto sector were offset by the positive impact of falling energy prices and a healthy job market. Another supportive factor was the suspension during the entire second half of the year of the Federal Reserve's long campaign of interest-rate hikes. The equity markets rallied steadily through the end of the year.

   Despite volatility during the year, the S&P 500(R) Index posted its fourth consecutive year of positive returns. Within the Index, value stocks outperformed growth within the large-cap arena, while smaller-capitalization stocks beat out their larger-cap counterparts.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 16.43% for Institutional Shares for the twelve months ended December 31, 2006. This compared with a 15.79% return for the broad-based S&P 500(R) Index over the same period.

   The Fund's outperformance relative to the Index was the result of both individual security selection and sector allocation. The largest factor driving the Fund's performance was stock selection in Financial Services and Consumer Staples. An overweighting in the Energy sector, which was one of the strongest sectors in the S&P 500, also benefited performance, as did individual stock selections in Information Technology and Health Care.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The best-performing sectors for the Fund over the year were Financial
   Services, Consumer Staples, and Energy. The Financial Services sector was led by strong gains in Morgan Stanley, Merrill Lynch and JP Morgan Chase. These stocks were driven by the high level of activity in the capital markets, as well as the end of the Federal Reserve's tightening cycle.

   Campbell Soup, as well as supermarket chains Safeway and Wild Oats Markets, drove positive returns in the Consumer Staples sector. Lastly, in the Energy sector the Fund benefited from price appreciation in integrated oil companies Exxon Mobil and Chevron, and international oil services company Schlumberger.

   Health Care and Telecom Services were two disappointing sectors for the Fund. Generic pharmaceuticals manufacturer Teva Pharmaceuticals and biotechnology companies Cephalon and Amgen were the worst-performing stocks in the Health Care sector. Sprint Nextel was a weak spot in the Telecom Services sector.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Consistent with our investment philosophy, we identified businesses in the Technology sector that we believed offered superior relative earnings growth. In particular, we focused on companies developing innovative consumer technology products, launching updated software, and benefiting from rising usage of Internet bandwidth. Concurrently, several of our Biotechnology holdings in the Health Care sector enjoyed strong performance, as positive results from clinical trials and sales of new drugs boosted earnings expectations. As these stocks reached full valuations, we reduced or sold the Fund's positions in them.

   We increased the Fund's exposure to the Financial Services sector as it appeared the Federal Reserve was nearing the end of its tightening cycle. With the yield curve inverted for most of the year--that is, with short-term rates being higher than long-term rates--we avoided companies deriving a high percentage of their earnings from lending. Rather, we added companies in the sector with earnings that are driven by capital markets activity, or that are broadly diversified in terms of products and geography.

   During 2006, strong demand for electric power outstripped capacity growth in the Utility sector. When the market for electricity tightened, pricing for output from unregulated power-generation plants rose sharply and boosted earnings for certain electric utilities. To take advantage of this trend, we increased the Fund's exposure to Utilities with unregulated generating plants. In the Industrial sector, we shifted our emphasis to companies that do well late in an economic cycle. This led us to companies with significant operations serving the Aerospace, Nonresidential Construction, and Energy markets.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: A healthy labor market, rising wages and lower energy prices are supporting solid consumer spending, helping to offset a slowdown in corporate profit growth and weakness in the housing market. With consumers accounting for two-thirds of the U.S. economy, the risk of a recession currently appears low. As the economy moves through this mid-cycle slowdown, interest rates should remain subdued and provide a favorable investment environment for stocks.

   Nevertheless, as the economy moves through this transition, the stock and bond markets could be volatile. One potential risk is a strong reacceleration of economic growth that could spark fears of inflation and prompt the Federal Reserve to resume raising interest rates. The financial markets probably would not to react favorably to such a development, but at this point we consider such an outcome unlikely.

   Consistent with our generally positive outlook, we believe companies in cyclical areas such as Consumer Discretionary, Information Technology, Financial Services and Industrials are positioned to deliver good relative performance. On the other hand, companies in defensive sectors such as Health Care and Consumer Staples may provide more modest returns.

                    Institutional Shares           Class A Shares
        -        --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..    16.43%        16.43%        10.02%        10.02%
        5 Years.    35.66%         6.29%        27.01%         4.90%
        10 Years   101.25%         7.24%        86.09%         6.41%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                  Large Cap
                  Equity Fund                 S&P 500/(R)/
             (Institutional Shares)             Index
              --------------------              -----
  12/31/1996       $10,000                     $10,000
  12/31/1997        12,609                      13,324
  12/31/1998        14,271                      17,154
  12/31/1999        16,342                      20,752
  12/31/2000        17,415                      18,858
  12/31/2001        14,835                      16,616
  12/31/2002        12,157                      12,940
  12/31/2003        14,852                      16,652
  12/31/2004        16,241                      18,463
  12/31/2005        17,285                      19,371
  12/31/2006        20,125                      22,430

This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Equity Fund (Institutional Shares) from 12/31/96 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The quoted performance for the Institutional Shares prior to their inception date of 4/1/97 is based on the performance of the Fund's (Class A Shares, formerly known as Investor Shares), adjusted to reflect fees and expenses. The inception date for the Class A Shares of the Fund was August 10, 1992.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Growth Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Although the major stock market indexes posted strong gains for 2006, the equity markets experienced three distinct phases over the year. For the first four months of the year, stocks enjoyed broad gains as corporate earnings growth remained strong and the U.S. economy proved resilient even in the face of higher interest rates. Starting in May, the markets entered a second phase during which the market averages swooned when members of the Federal Reserve made hawkish statements on the outlook for interest rates and the impact of rising commodity prices began to show up in inflation statistics.

   After dovish comments from Fed Chairman Bernanke late in July and a string of weaker than expected economic data eased inflation concerns, the third phase began and the equity markets rallied. During the second half of 2006, fear of a housing-induced hard landing and weakness in the auto sector were offset by falling energy prices and a healthy job market. These positive factors supported consumer spending and economic growth. Once the Federal Reserve suspended its tightening campaign, the equity markets rallied steadily through year end.

   Despite volatility during the year, the Russell 1000(R) Growth Index posted its fourth consecutive year of positive returns. For 2006, large-cap value stocks outperformed growth stocks once again, while smaller-cap stocks topped their larger-capitalization counterparts.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 6.29% for Institutional Shares for the twelve months ended
   December 31, 2006. For the same period, the Russell 1000(R) Growth Index returned 9.08%.

   The Fund's underperformance relative to the Indexes was the result of individual security selection and sector allocation. The largest factor in the Fund's relative performance was stock selection in the Consumer Discretionary, Utility, and Producer Durables sectors. An overweighting in the Health Care sector, which underperformed the Index, also detracted from the Fund's return.

   The relative performance of the Fund versus the Russell 1000(R) Growth Index was also affected by the Fund's mandated focus on companies with the largest market capitalizations. Within the Index, the small- and mid-cap companies outperformed large-cap stocks for the year.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The best-performing sectors for the Fund over the year were Financial
   Services, Consumer Staples, and Materials and Processing. The Financial Services sector was led by strong gains in companies exposed to the capital markets, including Goldman Sachs, Ameriprise, and Charles Schwab. Colgate Palmolive, Wild Oats Markets, and Procter & Gamble, all of which are in the midst of restructuring, drove positive returns in the Consumer Staples sector. From Materials and Processing, biotech seed developer Monsanto and industrial gases company Praxair contributed positively to performance.

   On the negative side, Consumer Discretionary, Producer Durables, and Utility stocks were disappointing for the Fund. XM Satellite Radio, Yahoo, and Getty Images in the Consumer Discretionary sector all detracted from performance. Producer Durables stocks KLA-Tencor and Illinois Tool Works experienced declines. Sprint Nextel, the Fund's only Utility holding, retreated as well.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: As U.S. economy moved into the later stages of its cycle last year, we increased the Fund's exposure to Industrial stocks, which tend to benefit at such a point. We added companies from such industries as Aerospace and Commercial Construction, which are benefiting from rising demand. We also raised the Fund's weighting in Financial Services stocks, in light of the Federal Reserve' suspension of its tightening campaign around mid-year. We emphasized those Financials that have significant exposure to activity in the capital markets, such investment banks and asset managers.

   In the Technology sector, we held the weighting in the portfolio steady but made a number of changes within the sector. The Fund was underweighted in semiconductor stocks for most of the year, as these companies' earnings were held back by inventory issues. By year-end, however, after the industry had made progress in reducing excess inventories, we increased the Fund's exposure to this industry.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: A brisk job market, accelerating wage growth, and lower energy prices are all helping to support consumer spending, offsetting weakness in housing. Because the consumer represents two-thirds of the U.S. economy, strength in that area means the probability of a recession in 2007 should remain low, despite softness in the housing market and slower corporate profit growth. With economic growth and inflation moderating, it appears the Federal Reserve should remain on hold during the mid-cycle slowdown. Although equity markets are likely to be volatile, we believe the overall investment environment will be favorable.

   In this environment, we believe companies offering good secular growth will perform well, especially those companies with accelerating earnings growth relative to their peers. Companies whose earnings are driven by new-product introductions or expanding end markets, such as those in the semiconductor, biotechnology, consumer electronics, and software industries, could be of particular interest.

                     Institutional Shares           Class A Shares
                  --------------------------- ---------------------------
                   Cumulative  Average Annual  Cumulative  Average Annual
        Period    Total Return  Total Return  Total Return  Total Return
        ------    ------------ -------------- ------------ --------------
       1 Year....     6.29%        6.29%          0.47%         0.47%
       5 Years...     4.03%        0.79%         -2.62%        -0.53%
       10 Years..    71.36%        5.53%         58.81%         4.73%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                         Large Cap
                         Growth Fund              Russell 1000/(R)/
                    (Institutional Shares)         Growth Index
                     --------------------           ------------
    12/31/1996            $10,000                     $10,000
    12/31/1997             13,121                      13,049
    12/31/1998             16,229                      18,100
    12/31/1999             22,255                      24,099
    12/31/2000             21,813                      18,695
    12/31/2001             16,472                      14,878
    12/31/2002             12,640                      10,729
    12/31/2003             15,546                      13,921
    12/31/2004             16,111                      14,798
    12/31/2005             16,122                      15,578
    12/31/2006             17,136                      16,993


This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Growth Fund (Institutional Shares) from 12/31/96 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April, 1, 1999. Had expenses not been assumed, the average annual total return for the 10 year period would have been lower. The inception date for the Institutional Shares was

April 1, 1997. The inception date for the Class A Shares was May 1, 1997. For periods prior to the commencement of operations of Class A Shares, performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the table.

The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Value Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

An Interview with William McClean and George Baker, Managing Directors and Co-Portfolio Managers

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: There were three primary factors influencing the equity markets in 2006.
   First, there was a slowing of economic growth, though not a cessation of it. Second, the markets for both residential housing and automobiles suffered from significant weakness, in contrast with most of the rest of the U.S. economy. And third, oil and gas prices were high for much of the year, though they did ease notably late in the year.

   A factor in the markets during the first half of the year but not the second was rising interest rates, as the Federal Reserve continued its long campaign of short-term interest hikes through its first four meetings in 2006. After June, however, the Federal Reserve moved to the sidelines, holding the federal funds target rate steady at 5.25% through the end of the year.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 15.84% for Institutional Shares for the twelve months ended December 31, 2006. This closely tracked the broad-based S&P 500(R) Index, which returned 15.79% for the same period.

   The Fund's outperformance can be attributed in part to security selection, particularly in the Financial sector. Sector allocation, particularly our decision to overweight the Energy sector, also contributed positively to performance.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The strongest-performing sector for the Fund was Energy, which benefited from strong demand and high prices for oil and gas. The weakest sector was Technology. Specialty metals producer Allegheny Technologies was the Fund's best-returning holding. The weakest returns came from construction products maker Florida Rock.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We emphasized those sectors we believed were positioned to benefit from conditions at this late stage of the economic cycle. These included Energy, Financials, Consumer Staples, Industrial Materials and Electric Utilities. Conversely, we underweighted the more economically driven sectors, such as Information Technology and Consumer Discretionary stocks. Because of deteriorating conditions in the housing and automobile markets, we continued to significantly underweight these industries as well.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Based on current conditions, we intend to keep our overweighted exposure to Energy, Consumer Staples, and Materials intact. In the past few quarters, we added exposure to Financials and marginally increased our allocation to the still-underweighted Health Care sector. We also have reduced our commitments in Industrials, which we expect to offer slower earnings growth than other sectors in the coming year, and Consumer Discretionary stocks, as many of our key holdings in this area reached the price targets we had set for them. While we did reduce our position in Utilities as their valuations became less attractive, we still view these stocks favorably over the long term.

   We constantly monitor our exposures, and at this point believe that a somewhat cautious approach toward the U.S. equity market in 2007 is warranted. There are some signs that economic growth may slow in the coming year, which has the potential to produce earnings disappointments.

                          Institutional Shares             Class A Shares
                       ----------------------------- ---------------------------
                        Cumulative    Average Annual  Cumulative  Average Annual
        Period         Total Return    Total Return  Total Return  Total Return
        ------         ------------   -------------- ------------ --------------
    1 Year............    15.84%          15.84%         9.35%        9.35%
    3 Year............    37.57%          11.22%        29.52%        9.01%
    5 Year............    57.05%           9.45%        47.38%        8.07%
    Since Inception...    43.58%           5.57%        44.75%        5.42%
       4/28/00--Institutional Shares
       5/31/02--Class A Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]
                        Large Cap
                        Value Fund         S&P 500/(R)/
                  (Institutional Shares)      Index
                   ---------------------      -----
    4/28/2000             $10,000            $10,000
    6/30/2000               9,679             10,036
    9/30/2000               9,937              9,940
   12/31/2000               9,817              9,160
    3/31/2001               9,371              8,075
    6/30/2001               9,600              8,547
    9/30/2001               8,012              7,292
   12/31/2001               9,143              8,071
    3/31/2002               9,708              8,094
    6/30/2002               8,875              7,009
    9/30/2002               7,438              5,797
   12/31/2002               8,108              6,286
    3/31/2003               7,972              6,088
    6/30/2003               9,041              7,025
    9/30/2003               9,203              7,210
   12/31/2003              10,437              8,089
    3/31/2004              10,540              8,226
    6/30/2004              10,694              8,367
    9/30/2004              10,573              8,210
   12/31/2004              11,398              8,968
    3/31/2005              11,565              8,775
    6/30/2005              11,676              8,895
    9/30/2005              12,418              9,216
   12/31/2005              12,394              9,409
    3/31/2006              13,133              9,805
    6/30/2006              13,302              9,664
    9/30/2006              13,747             10,212
   12/31/2006              14,358             10,896

This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Value Fund (Institutional Shares) from 4/28/00 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 0.80% of its average daily net assets and of Class A Shares to 1.05% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Class A Shares was May 31, 2002.

For periods prior to the commencement of operations of Class A Shares, performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the table.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Multi-Cap Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: During the past year, many favorable trends for equities prevailed: low interest rates, benign inflation, and growth in the economy that led to strong profits. In this environment, cyclical and many commodity stocks did particularly well, as did many companies in the recovering Telecommunications sector.

   Merger activity in several downtrodden groups--particularly steel and airlines--also helped to produce strong returns for shareholders. Because our emphasis is on seeking companies offering consistent growth, rather than chasing short-term stock plays, we found ourselves a bit out of synch with this trend.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 11.76% for Class A Shares for the twelve months ended
   December 31, 2006. For the same period, the broader-based Russell 3000(R) Index returned 15.74%.

   Our approach to creating a multi-cap portfolio has been to emphasize larger-capitalization stocks for relative stability, and to use fewer mid- and small-cap stocks. Because smaller-cap stocks outperformed over the year, this caused our performance to lag somewhat. We have also maintained a slight tilt toward growth in the portfolio. In 2006, the value investment style continued its unprecedented lead over growth, which also had negative impact on our performance for the year overall.

   The portfolio did, however, have the opportunity to show the benefit of this approach in the more-challenging first half of the year. In the first six months, our significant holdings in companies with steady businesses and those paying good dividends helped us to outperform relative to the Russell 3000.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: We received excellent results from our overweighting in Utilities, including such holdings as electric utility AES Corp. and telecom AT&T. In the Consumer Discretionary sector, we benefited from Harley-Davidson, Walt
   Disney Co., and higher-education provider DeVry. In the Financial sector, debt-collection specialist NCO Group was taken private at a handsome premium.

   Our holdings among housing and housing-related positions declined over the year due to weakness in the residential real estate market; we do, however, have confidence in the long-term prospects for such holdings as Standard Pacific and Universal Forest Products. Also hurting performance was our underweighting of the strong-performing Financial Services sector. Within that area, we held credit-card leader Capital One Financial, which didn't participate in the positive trend in its sector and declined in value over the year. Our holdings among stocks in the generally struggling Technology sector also hurt our returns.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: In the long run, we believe that maintaining a commitment to companies with consistent earnings will serve the Fund well, and we plan to make few changes based on short-term market conditions. Nevertheless, after years of small-cap stocks outperforming larger companies, it would seem that larger stocks may be ready to come to the fore. As a result, we have increased the Fund's allocation to large-cap stocks to its highest level in years, approximately 70%. We see good relative value in General Electric, and added to our position in that company. New additions in the portfolio include Coca-Cola, Texas Instruments, and Microsoft.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for then?
A: If the economy slows in 2007, steady businesses may be in a better position to flourish than the more cyclical, and often barely profitable, companies that did so well in 2006. In addition to emphasizing consistency, we also retain our focus on dividends. The Fund's current dividend yield is higher than its benchmark, providing an additional level of stability should the markets enter a more challenging environment.

   Merger activity will almost undoubtedly continue, given the liquidity available and the growth in private-equity and hedge-fund pools. The Fund's carefully selected businesses, with their stronger-than-average balance sheets, may very well be attractive candidates for these buyers.

                                     Class A Shares
                               ---------------------------
                                Cumulative  Average Annual
                       Period  Total Return  Total Return
                       ------  ------------ --------------
                      1 Year..     5.90%        5.90%
                      5 Years.    21.26%        3.93%
                      10 Years   113.23%        7.87%

Note: Returns for BNY Hamilton Funds are after fees.
                                    [CHART]

                          Multi-Cap Equity Fund
                          (Class A Shares)
                        at maximum offering price      Russell 3000/(R)/Index
                        -------------------------      ----------------------
       12/31/1996                  $9,475                    $10,000
       12/31/1997                   11,893                    13,179
       12/31/1998                   13,996                    16,362
       12/31/1999                   18,374                    19,780
       12/31/2000                   20,727                    18,304
       12/31/2001                   16,661                    16,206
       12/31/2002                   12,071                    12,714
       12/31/2003                   15,873                    16,660
       12/31/2004                   17,733                    18,651
       12/31/2005                   19,078                    19,797
       12/31/2006                   21,323                    22,912

This chart represents historical performance of a hypothetical investment of $10,000 in the Multi-Cap Equity Fund (Class A Shares) from 12/31/96 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has contractually agreed to limit the expenses of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.25% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations any time. The Advisor assumed a portion of the expenses for this Fund. Had expenses not been assumed, the average annual return would have been lower. Inception date for this Fund was October 7, 2002. The quoted performance of the Fund before that date reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh and Kotler Funds.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

BNY Hamilton S&P 500 Index Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments

 The performance of the Fund is expected to be lower than that of the S&P 500(R) Index because of Fund fees and expenses.

An Interview with Co-Portfolio Managers Kurt Zyla and Denise Krisko, Managing Directors, and Lloyd Buchanan, Robert McCormack and Todd Rose, Vice Presidents

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: For the fourth consecutive year, the U.S. equity markets provided positive returns for investors. The S&P 500(R) Index, including dividends, was up 15.79%. The first half of the year was marked by inflation worries, record oil prices, and mixed economic reports. Also, the Federal Reserve continued to raise the federal funds target rate; four separate increases during the first half of the year brought the rate to 5.25%. These conditions made for a volatile equity market, with muted returns.

   The second half of 2006, however, saw a market rally, driven in part by falling oil prices, strong earnings, and increasing merger and acquisition activity. Also, the markets were encouraged as the Federal Reserve moved to the sidelines, holding short-term rates steady throughout this period. The election of the first Democratic Congress in 12 years was also widely viewed positively, as divided power (with different parties controlling the Executive and Legislative branches) has historically served to reassure investors that any significant shifts in government policies are unlikely.

   For the year, small-capitalization stocks on average outperformed large-caps, and the value style once again outperformed growth.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The Fund closely tracked the risk and return characteristics of its benchmark, returning 15.45% for Institutional Shares for the twelve months ended December 31, 2006. This compares with a 15.79% return for the S&P 500(R) Index over the same period.

   We achieved this return by maintaining a straight replication approach to portfolio management, combined with efficient trading to accommodate the index adjustments that occurred throughout the period. The costs of Fund operation--expenses that do not exist in a hypothetical benchmark index--account for much of the difference between the Fund's performance and that of the Index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: All of the major sectors in the Index produced positive returns over the twelve-month period. The strongest sector for the year was Telecommunications Services, with a gain of 32.13%. Energy stocks were close behind, as continued strong demand and still-high commodity prices helped produce a 22.21% return. Health Care, traditionally a defensive sector that tends to do better in times of market weakness, posted the lowest returns for the year at 5.78%.

   Specialty metals producer Allegheny Technologies was the strongest individual stock in the Index for the year, rising by 151.30% for the year as it benefited from strong demand for its products. Graphics processor leader NVIDIA Corp. was a standout in the generally underperforming Technology sector, also posting triple-digit gains for the year. Retailer Whole Foods Market was the weakest company in the Index, with a return of -39.36% stemming from a weak growth forecast for the organic grocery chain.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We manage a fully replicated fund in which all securities in the Index are held in proportion to their respective weight in the Index. This approach should most closely match the performance of the underlying benchmark Index.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: At this point cautious optimism is the watchword in the equity markets. Many signs point to a possible slowing of economic growth in coming months, though there appear to be few predictions of recession. The residential real estate market remains an area of concern, but so far this has appeared to be a matter of a soft landing, rather than a sharp disorderly decline. Should investors turn more cautious in coming months, it could benefit the stocks of larger, established companies--such as those that make up the bulk of this Index.

   Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                          Institutional Shares             Investor Shares
                       ----------------------------- ---------------------------
                        Cumulative    Average Annual  Cumulative  Average Annual
        Period         Total Return    Total Return  Total Return  Total Return
        ------         ------------   -------------- ------------ --------------
    1 Year............    15.45%          15.45%        15.04%        15.04%
    3 Year............    33.35%          10.07%        32.20%         9.75%
    5 Year............    32.57%           5.80%        31.03%         5.55%
    Since Inception...     5.96%           0.87%         4.72%         0.69%
       4/28/00--Institutional Shares
       7/25/02--Investor Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                    S&P 500
                   Index Fund                S&P 500/(R)/
             (Institutional Shares)            Index
              --------------------             -----
  4/28/2000       $10,000                     $10,000
  6/30/2000        10,041                      10,036
  9/30/2000         9,951                       9,940
  12/31/2000        9,128                       9,160
  3/31/2001         8,030                       8,075
  6/30/2001         8,493                       8,547
  9/30/2001         7,241                       7,292
  12/31/2001        7,992                       8,071
  3/31/2002         8,010                       8,094
  6/30/2002         6,924                       7,009
  9/30/2002         5,723                       5,797
  12/31/2002        6,199                       6,286
  3/31/2003         6,003                       6,088
  6/30/2003         6,922                       7,025
  9/30/2003         7,091                       7,210
  12/31/2003        7,946                       8,089
  3/31/2004         8,073                       8,226
  6/30/2004         8,204                       8,367
  9/30/2004         8,052                       8,210
  12/31/2004        8,777                       8,968
  3/31/2005         8,581                       8,775
  6/30/2005         8,694                       8,895
  9/30/2005         9,005                       9,216
  12/31/2005        9,178                       9,409
  3/31/2006         9,559                       9,805
  6/30/2006         9,412                       9,664
  9/30/2006         9,935                      10,212
  12/31/2006       10,596                      10,896

This chart represents historical performance of a hypothetical investment of $10,000 in the S&P 500 Index Fund (Institutional Shares) from 4/28/00 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Investor Shares was July 25, 2002. For periods prior to the commencement of operations of Investor Class Shares, performance information shown in the table for Investor Class Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Class Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Class Shares, it would have been lower than what is reflected in the table.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Small Cap Core Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets, and how did these influence the area that the Fund invests in?
A: Stocks started off the year at a strong pace, reaching a peak in early May.
   At that point, however, investors began to shift their focus more toward the negatives: rising interest rates, geopolitical unrest, and increasing energy prices, among other worries. The result was that the year's second quarter saw an unwinding of the first quarter's sharp move upward. In the later portion of the period, small-cap stocks in particular were hard hit, though they still retained some of their gains from earlier months.

   In the second half of the year, conditions turned more positive. The Federal Reserve paused, and made no further rate increases through the end of the year. Economic growth remained solid, inflation stayed at benign levels, and energy prices backed off from their highest levels. The resulting environment was conducive to strong corporate profitability.

   Leadership from previous years changed quite dramatically; the best-performing small-cap sectors in 2006 were Consumer Staples, Materials, and Utilities. In addition, seemingly unrelated industries such as REITs, deep Cyclicals, Telecom Equipment, and Commodity stocks also did particularly well. Merger activity in several downtrodden groups--including steel, auto parts, and airlines--produced strong stock returns.

   This environment created a wide disparity in investment returns between growth and value styles, with the Russell 2000(R) Value Index outperforming its Growth counterpart by slightly more than 10 percentage points. Our emphasis on stocks with less-cyclical, consistent growth and high-quality businesses left us a bit out of synch with the broader market trend.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 11.01% for Institutional Shares for the twelve months ended December 31, 2006. For the same period, the Fund's benchmark, the Russell 2000(R) Index, returned 18.35%.

   Much of our underperformance over the past year is attributable to the investment environment that prevailed during this time. Simply put, many of the industries that performed best over the past year are ones that do not stand up well under our investment process. While we look for consistent growth, the industries that were last year's winners tend to rise and fall in cycles based on the overall economic climate. In addition, companies in many of the stronger industries over the past year have products that are not strongly differentiated from one another; such distinction is among the qualities we look for in candidates for the portfolio. Further, lower-quality companies (as measured by their Standard and Poor's rankings) delivered strong outperformance over the year; we emphasize higher-quality companies as we believe they have the potential to produce stronger performance over the longer term.

   Another factor in our underperformance over the period was caused by weakness among individual stocks within our portfolio. Several of our best performers from the previous two years encountered difficulties in 2006, despite their overall positive fundamentals.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Our two best performers during the year were Technology stocks Akamai and Newport Corp. This was particularly noteworthy given the weaker results within that sector overall. We also received good performance in several of our Energy-related holdings, including air and gas compression equipment maker Universal Compression, industrial tubing company NS Group, and marine contractor Cal Dive. Only Universal Compression remained in the portfolio at year-end; NS Group was acquired by Ipsco Inc. late in the year. Another takeover during the year involved accounts-receivable manager NCO Group, acquired by a private equity group.

   Several of the Fund's holdings had disappointing returns. Contending with a slowdown in the residential real estate market, our holdings in companies tied to the industry--Standard Pacific (a homebuilder), Universal Forest Products (which makes building materials), and Tractor Supply (a farm and ranch store chain)--declined in value, though we remain committed to them for the years ahead. They are each well-managed, sound businesses that we believe offer excellent value for long-term investors.

   Other positions that caused difficulty during the year faced short-term, company specific issues. These include Cognex (a producer of machine vision technology), National Financial Partners (financial services product distributor), and Computer Programs and Systems (a health care IT firm). After conducting a full fundamental review of these companies, we have chosen to keep them in the portfolio, though we trimmed National Financial Partners from its initial weighting.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: In the long run, we believe that maintaining a commitment to companies with consistent earnings will serve the Fund well, so we make few changes based on short-term market conditions. Nevertheless, it is our belief that the current environment--which offers few clear market leaders--requires a broader approach. We have therefore been systematically increasing the number of positions in the Fund from 41 at the end of 2005 to 52 stocks at the end of 2006.

   Our process has been to more closely examine industry groups where the portfolio had little exposure, and determine whether those sectors included any companies that would meet our investment criteria and complement our existing portfolio. Several of our new positions came out of this analysis.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: If the economy slows in 2007, steady businesses may do well relative to the more cyclical, and often barely profitable, companies that did so well in 2006. Although dividends are not a primary driver of returns in the small-cap universe, the Fund does offer a dividend yield that is now slightly higher than its benchmark, providing additional stability.

   We believe a high level of merger activity will almost certainly continue, given the liquidity available and the growth in private equity and hedge fund pools. The Fund's carefully selected businesses, with their stronger-than-average balance sheets and competitive positions, may be attractive to these buyers.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........    11.01%        11.01%         4.96%        4.96%
    Since Inception
      (3/02/05)....    23.83%        12.35%        16.82%        8.84%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                  Small Cap Core Equity              Russell 2000(R)
               Fund (Institutional Shares)               Index
               ---------------------------         -----------------
  3/2/2005              $10,000                         $10,000
 3/31/2005                9,900                           9,714
 6/30/2005               10,690                          10,134
 9/30/2005               11,130                          10,610
12/31/2005               11,155                          10,730
 3/31/2006               12,486                          12,226
 6/30/2006               11,765                          11,611
 9/30/2006               11,785                          11,662
12/31/2006               12,383                          12,700


This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Core Equity Fund (Institutional Shares) from 3/2/05 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 1.00% of its average daily net assets and of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the average annual return would have been lower. Inception date for this Fund is March 2, 2005.

Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. An investor cannot invest directly in any index.

BNY Hamilton Small Cap Growth Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Arthur Weise, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Over the year, cyclical stocks benefited from a surge in commodity prices, which led to stronger pricing and profit margins within their business universe. Fears of higher inflation and rising interest rates (particularly in the first half of the year, before the Federal Reserve called a halt to its campaign of rate hikes) had a negative impact on the valuations of companies from traditional growth sectors. Value stocks continued to outperform growth for the year, and small-cap stocks did better than their larger counterparts.

   Among the sectors benefiting from these trends were Industrials, Energy, and Basic Materials. Conversely, companies from traditional growth areas such as Technology and Health Care underperformed. In general, higher-quality companies did not perform as well during the year as did lower-quality, often barely profitable, ones. Because the Fund focuses on high-quality growth companies, our returns were negatively impacted.

   Since the end of the year's first quarter, we have worked to reposition the Fund away from an emphasis on sector allocation and toward a focus on selecting high-quality stocks. With this new approach, it is our intention that major sector trends should have less of an impact on returns going forward.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: For the twelve months ended December 31, 2006, the Fund returned 8.53% for Institutional Shares versus a 13.35% return for the Russell 2000(R) Growth Index.

   Much of the Fund's underperformance stems from our underweighting in cyclical stocks during the first quarter. The remainder of our underperformance can generally be attributed to the Fund's focus on high-quality companies which, as we have noted, did not offer the same level of appreciation as their lower-quality counterparts in the second half of the year. Our overweighting in Health Care, the weakest sector for the year, also hurt performance.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The best-performing sector for the year was Consumer Staples, which benefited as investors expressed some caution about the economy. Energy stocks also did well during the year, supported by strong demand and commodity prices that remain high, though they have backed down from peak levels. While the Technology sector was generally weak, the portfolio included some strong performers from the sector.

   Health Care--often viewed as a defensive sector--turned in the weakest performance within the Index. Health Care hurt our performance not only because of its weak returns but also because of our overweighting in the portfolio. In contrast, stocks from the Materials sector were among the best performers for the year--but they still had negative impact on our relative returns as they generally are given little weight in the portfolio.

   Strong performing Technology companies included information-security company RSA Securities, which was the subject of an acquisition; Daktronics, the leading manufacturer of electronic billboards; and Oceaneering
   International, which makes remotely operated vehicles and other undersea products used in the energy industry.

   Technology also was the home of some of the portfolio's weaker performers, including Blue Coat Systems, which makes security products, and Rackable Systems, which offers low-power server storage systems. Both of these companies were hurt by an erosion of their competitive positions. Medical device company NeuroMatrix suffered the negative impact of a change in reimbursement levels from government insurance programs. All of these companies have been eliminated from the portfolio.

Q: Given market conditions, how did you apply the Fund's management strategy?

A: The Fund continued to seek out high quality growth companies that are experiencing strong secular demand for their products and services. During periods of volatility, such as those we experienced in 2006, we will seek to increase the number of holdings in the portfolio while the market appreciates, and will focus on trimming the number of positions when the market turns weaker. The success of this strategy was demonstrated in the summer, when we increased the allocation to our strongest companies as the market sold off.

   We seek companies that meet three criteria: they participate in industries growing much faster than the overall economy, they have leading market share or are rapidly increasing their market share, and they have great management teams. Our goal will be to provide outperformance by selecting individual companies that are performing better than their competitors.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: We believe the investment landscape going forward will be fairly supportive of growth companies. The economy appears to be slowing moderately, and inflation seems to be easing--as evidenced by a steep drop in commodity prices at the beginning of 2007. These conditions should help to stabilize the interest-rate environment which could help stock valuations to expand.

   What is uncertain is how much the economy will slow. If the corporate sector does not pick up the slack from tapped-out consumers and a weakening housing market, the economy could fall into recession, which would likely lead to a retraction in the gains made in 2006. The Fund's investments are focused on companies in emerging growth areas--areas that we believe can experience great demand during an economic expansion, and maintain good demand even during a recession.

   Should we enter a period in which stock price/earnings multiples begin to contract, we would seek to repeat the strategy we used this past summer, increasing our stake in those companies with the best potential for growth and multiple expansion.

                     Institutional Shares           Class A Shares
                  --------------------------- ---------------------------
                   Cumulative  Average Annual  Cumulative  Average Annual
        Period    Total Return  Total Return  Total Return  Total Return
        ------    ------------ -------------- ------------ --------------
       1 Year....     8.53%        8.53%          2.70%        2.70%
       5 Years...    19.70%        3.66%         13.02%        2.48%
       10 Years..   142.59%        9.27%        127.02%        8.54%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                  Small Cap Growth Fund
                  (Institutional Shares)       Russell 2000/(R)/Growth Index
                  ---------------------        -----------------------------
  12/31/1996            $10,000                         $10,000
  12/31/1997             10,939                          11,286
  12/31/1998             11,802                          11,425
  12/31/1999             23,275                          16,349
  12/31/2000             22,948                          12,680
  12/31/2001             20,266                          11,510
  12/31/2002             15,783                           8,026
  12/31/2003             21,738                          11,921
  12/31/2004             22,953                          13,627
  12/31/2005             22,352                          14,191
  12/31/2006             24,259                          16,085

This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Growth Fund (Institutional Shares) from 12/31/96 to 12/31/06.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Cumulative Total Return and Average Annual Total Return reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, the average annual total return for the 10 year period would have been lower. The inception date for the Institutional Shares was April 1,

1997. The inception date for the Class A Shares was May 1, 1997. For periods prior to the commencement of operations of Class A Shares, performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the table.

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2006.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE      DURING THE
                                                07/01/06  12/31/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
INTERNATIONAL EQUITY FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,141.30      0.93%             $5.00
Hypothetical (5% return before expenses)        $1,000.00 $1,020.54      0.93%             $4.72
------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,142.70      0.68%             $3.66
Hypothetical (5% return before expenses)        $1,000.00 $1,021.79      0.68%             $3.45
------------------------------------------------------------------------------------------------------
LARGE CAP EQUITY FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,116.70      1.04%             $5.52
Hypothetical (5% return before expenses)        $1,000.00 $1,019.99      1.04%             $5.27
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 BEGINNING  ENDING      ANNUALIZED
                                                  ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                   VALUE    VALUE      BASED ON THE      DURING THE
                                                 07/01/06  12/31/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
LARGE CAP EQUITY FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,117.70      0.79%             $4.20
Hypothetical (5% return before expenses)         $1,000.00 $1,021.24      0.79%             $4.00
-------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,090.30      1.09%             $5.77
Hypothetical (5% return before expenses)         $1,000.00 $1,019.69      1.09%             $5.57
-------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,092.60      0.85%             $4.46
Hypothetical (5% return before expenses)         $1,000.00 $1,020.94      0.85%             $4.31
-------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,077.80      1.03%             $5.41
Hypothetical (5% return before expenses)         $1,000.00 $1,020.00      1.03%             $5.26
-------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,079.40      0.78%             $4.11
Hypothetical (5% return before expenses)         $1,000.00 $1,021.26      0.78%             $3.99
-------------------------------------------------------------------------------------------------------
MULTI-CAP EQUITY FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,073.20      1.25%             $6.53
Hypothetical (5% return before expenses)         $1,000.00 $1,018.91      1.25%             $6.36
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,125.80      0.35%             $1.88
Hypothetical (5% return before expenses)         $1,000.00 $1,023.44      0.35%             $1.79
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INVESTOR SHARES
Actual                                           $1,000.00 $1,124.40      0.60%             $3.24
Hypothetical (5% return before expenses)         $1,000.00 $1,022.16      0.60%             $3.08
-------------------------------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,052.00      1.25%             $6.47
Hypothetical (5% return before expenses)         $1,000.00 $1,018.90      1.25%             $6.36
-------------------------------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,052.50      1.00%             $5.17
Hypothetical (5% return before expenses)         $1,000.00 $1,020.17      1.00%             $5.09
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            BEGINNING  ENDING      ANNUALIZED
                                             ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                              VALUE    VALUE      BASED ON THE      DURING THE
                                            07/01/06  12/31/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
SMALL CAP GROWTH FUND--CLASS A SHARES
Actual                                      $1,000.00 $1,042.40      1.26%             $6.47
Hypothetical (5% return before expenses)    $1,000.00 $1,018.87      1.26%             $6.40
--------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                      $1,000.00 $1,042.30      1.00%             $5.17
Hypothetical (5% return before expenses)    $1,000.00 $1,020.14      1.00%             $5.12
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (a)Commencement of offering of shares.
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Funds

         Portfolio Summaries (Unaudited)

         Diversification By Country

         As of December 31, 2006

International Equity Fund

                                                         % OF
                                                      NET ASSETS
                                                      ----------
                United States........................    25.2%
                Japan................................    22.3
                United Kingdom.......................    21.5
                France...............................     9.8
                Germany..............................     7.3
                Switzerland..........................     6.8
                Netherlands..........................     5.6
                Australia............................     5.3
                Spain................................     4.0
                Italy................................     3.8
                Sweden...............................     2.6
                Hong Kong............................     1.8
                Finland..............................     1.4
                Belgium..............................     1.2
                Ireland..............................     1.1
                Singapore............................     0.9
                Norway...............................     0.9
                Denmark..............................     0.8
                Greece...............................     0.7
                Austria..............................     0.6
                Portugal.............................     0.3
                New Zealand..........................     0.2
                Liabilities in excess of other assets   (24.1)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversifications

         As of December 31, 2006

Large Cap Equity Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Diversified Financial Services.......     9.5%
                Manufacturing........................     9.1
                Oil & Gas............................     8.9
                Insurance............................     6.1
                Retail...............................     5.7
                Pharmaceuticals......................     5.6
                Banks................................     4.7
                Software.............................     4.3
                Telecommunications...................     4.2
                Healthcare...........................     4.1
                Computers............................     4.1
                Money Market Funds...................     3.7
                Cosmetics/Personal Care..............     3.6
                Media................................     3.5
                Electric.............................     2.9
                Semiconductors.......................     2.6
                Biotechnology........................     2.5
                Chemicals............................     1.9
                Pipelines............................     1.8
                Food.................................     1.8
                Beverages............................     1.7
                Aerospace/Defense....................     1.5
                Commercial Services..................     1.5
                Leisure Time.........................     1.3
                REITS................................     1.2
                Forest Products & Paper..............     1.1
                Electrical Equipment & Components....     1.0
                Internet.............................     0.8
                Transportation.......................     0.8
                Machinery............................     0.6
                Liabilities in excess of other assets    (2.1)
                                                        -----
                Total................................   100.0%
                                                        -----

Large Cap Growth Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Manufacturing........................     9.3%
                Software.............................     8.8
                Retail...............................     7.5
                Healthcare...........................     7.4
                Cosmetics/Personal Care..............     6.4
                Telecommunications...................     5.9
                Diversified Financial Services.......     5.3
                Computers............................     5.3
                Pharmaceuticals......................     5.2
                Semiconductors.......................     4.2
                Oil & Gas............................     4.1
                Commercial Services..................     3.6
                Biotechnology........................     3.6
                Chemicals............................     3.3
                Insurance............................     2.6
                Internet.............................     2.4
                Beverages............................     2.2
                Money Market Funds...................     2.1
                Aerospace/Defense....................     2.0
                Banks................................     1.8
                Electrical Equipment & Components....     1.4
                Food.................................     1.4
                Agricultural.........................     1.3
                Transportation.......................     1.2
                Media................................     1.0
                Electric.............................     1.0
                Machinery............................     0.9
                Liabilities in excess of other assets    (1.2)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversifications (Continued)

         As of December 31, 2006


Large Cap Value Fund

                                                         % OF
                                                      NET ASSETS
                                                      ----------
                Oil & Gas............................    15.9%
                Banks................................     9.8
                Diversified Financial Services.......     8.8
                Manufacturing........................     7.9
                Telecommunications...................     7.5
                Healthcare...........................     6.1
                Food.................................     5.6
                Retail...............................     4.6
                Insurance............................     4.5
                Electric.............................     4.3
                Cosmetics/ Personal Care.............     3.5
                Aerospace/Defense....................     3.4
                Chemicals............................     3.3
                Money Market Funds...................     2.5
                Pharmaceuticals......................     2.5
                Semiconductors.......................     2.1
                Iron/Steel...........................     1.5
                Machinery............................     1.5
                Computers............................     1.4
                Building Materials...................     1.2
                Electrical Equipment & Components....     1.1
                Media................................     0.9
                Commercial Services..................     0.5
                Transportation.......................     0.4
                Coal.................................     0.4
                Liabilities in excess of other assets    (1.2)
                                                        -----
                Total................................   100.0%
                                                        -----

Multi-Cap Equity Fund

                                                         % OF
                                                      NET ASSETS
                                                      ----------
                Money Market Funds...................    11.1%
                Banks................................     8.9
                Oil & Gas............................     8.7
                Healthcare...........................     7.2
                Pharmaceuticals......................     6.0
                Semiconductors.......................     5.6
                Electric.............................     5.5
                Manufacturing........................     5.5
                Diversified Financial Services.......     5.4
                Retail...............................     4.9
                Pipelines............................     4.7
                Beverages............................     4.5
                Machinery............................     4.2
                Building Materials...................     2.8
                Commercial Services..................     2.6
                Engineering & Construction...........     2.5
                Media................................     2.4
                Housewares...........................     2.3
                Food.................................     2.3
                Software.............................     2.3
                Electronics..........................     2.3
                Leisure Time.........................     2.1
                Biotechnology........................     2.0
                Telecommunications...................     1.7
                Home Builders........................     1.7
                Liabilities in excess of other assets    (9.2)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversifications (Continued)

         As of December 31, 2006

S&P 500 Index Fund

                                                       % of
                                                    Net Assets
                                                    ----------
                  Oil & Gas........................    9.3%
                  Diversified Financial Services...    8.7
                  Banks............................    6.5
                  Money Market Funds...............    6.1
                  Telecommunications...............    6.0
                  Pharmaceuticals..................    5.6
                  Retail...........................    5.4
                  Manufacturing....................    5.1
                  Insurance........................    4.9
                  Healthcare.......................    4.5
                  Computers........................    4.0
                  Software.........................    3.7
                  Media............................    3.5
                  Electric.........................    3.2
                  Semiconductors...................    2.4
                  Aerospace/Defense................    2.1
                  Beverages........................    2.0
                  Cosmetics/Personal Care..........    2.0
                  Agriculture......................    1.7
                  Internet.........................    1.6
                  Transportation...................    1.6
                  Chemicals........................    1.5
                  Food.............................    1.4
                  Biotechnology....................    1.1
                  REITS............................    1.1
                  Commercial Services..............    0.8
                  Mining...........................    0.7
                  Machinery........................    0.7
                  Automotive.......................    0.6
                  Lodging..........................    0.5
                  Household Products/Wares.........    0.5
                  Electronics......................    0.5
                  Savings & Loans..................    0.4
                  Apparel..........................    0.4
                  Forest Products & Paper..........    0.4
                  Leisure Time.....................    0.4
                  Electrical Equipment & Components    0.3
                  Pipelines........................    0.3
                  Iron/Steel.......................    0.3
                  Home Builders....................    0.2

                                                         % of
                                                      Net Assets
                                                      ----------
                United States Treasury Bill..........     0.2
                Office/Business Equipment............     0.2
                Advertising..........................     0.2
                Environmental Control................     0.2
                Building Materials...................     0.1
                Packaging & Containers...............     0.1
                Coal.................................     0.1
                Entertainment........................     0.1
                Distribution/Wholesale...............     0.1
                Home Furnishings.....................     0.1
                Toys/Games/Hobbies...................     0.1
                Real Estate..........................     0.1
                Hand/Machine Tools...................     0.1
                Airlines.............................     0.1
                Housewares...........................     0.1
                Liabilities in excess of other assets    (3.9)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversifications (Continued)

         As of December 31, 2006


Small Cap Core Equity Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Money Market Funds...................    29.2%
                Banks................................     7.6
                Commercial Services..................     7.4
                Healthcare...........................     6.7
                Retail...............................     5.7
                Electronics..........................     4.8
                Semiconductors.......................     4.8
                Oil & Gas............................     4.8
                Machinery............................     4.7
                Manufacturing........................     4.6
                Software.............................     4.4
                Home Builders........................     4.3
                Food.................................     3.8
                Household Products/Wares.............     3.7
                REITS................................     3.5
                Environmental Control................     3.5
                Mutual Funds.........................     3.1
                Electric.............................     3.0
                Chemicals............................     2.9
                Householdwares.......................     2.8
                Leisure Time.........................     2.5
                Building Materials...................     2.5
                Diversified Financial Services.......     2.1
                Insurance............................     1.8
                Aerospace/Defense....................     1.6
                Telecommunications...................     1.0
                Liabilities in excess of other assets   (26.8)
                                                        -----
                Total................................   100.0%
                                                        -----

Small Cap Growth Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Money Market Funds...................    34.3%
                Healthcare...........................    13.3
                Commercial Services..................    13.0
                Internet.............................     8.0
                Software.............................     7.3
                Retail...............................     5.8
                Diversified Financial Services.......     5.0
                Semiconductors.......................     4.6
                Oil & Gas............................     3.7
                Biotechnology........................     3.7
                Electronics..........................     3.1
                Telecommunications...................     2.7
                Distribution & Wholesale.............     2.7
                Banks................................     2.6
                Food.................................     2.2
                Computers............................     2.1
                Apparel..............................     1.8
                Entertainment........................     1.5
                Advertising..........................     1.3
                Machinery............................     1.2
                Lodging..............................     1.2
                Engineering & Construction...........     1.2
                Transportation.......................     1.1
                Leisure Time.........................     1.0
                Household Products/Wares.............     1.0
                Aerospace & Defense..................     1.0
                Building Materials...................     1.0
                Manufacturing........................     1.0
                Pharmaceuticals......................     1.0
                Electrical Equipment & Components....     1.0
                Insurance............................     0.6
                Environment Control..................     0.5
                Cosmetics/Personal Care..............     0.5
                Liabilities in excess of other assets   (32.0)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         December 31, 2006

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks--98.9%
          Australia--5.3%
  36,450  Alumina Ltd. ADR(a)......... $   725,355
  40,450  Amcor Ltd. ADR..............     922,260
  13,880  Australia & New Zealand
          Banking Group Ltd.
          ADR(a)......................   1,548,453
  70,949  BHP Ltd. ADR(a).............   2,820,223
 116,150  Coca-Cola Amatil Ltd.
          ADR.........................   1,420,851
  30,700  Commonwealth Bank of
          Australia ADR...............   3,591,921
 380,500  Foster's Group Ltd.
          ADR(a)......................   2,075,399
 185,900  Lend Lease Corp. Ltd.
          ADR.........................   2,701,944
  19,280  National Australia Bank Ltd.
          ADR(a)......................   3,070,340
  44,747  Newcrest Mining Ltd.
          ADR.........................     929,355
  10,340  TABCORP Holdings Ltd.
          ADR.........................   1,373,278
  23,520  Westpac Banking Corp.
          ADR.........................   2,249,453
  32,805  Woodside Petroleum Ltd.
          ADR.........................     985,410
                                       -----------
                                        24,414,242
                                       -----------
          Austria--0.6%
  48,800  Erste Bank der
          Oesterreichischen Sparkassen
          ADR(a)......................   1,869,377
  86,500  Oest Elektrizats AG ADR.....     922,090
                                       -----------
                                         2,791,467
                                       -----------

Number of
 Shares                          US$ Value
---------                        ----------
          Common Stocks (Continued)
          Belgium--1.2%
  12,700  Delhaize Group ADR(a). $1,057,656
  81,800  Fortis ADR............  3,486,218
   6,500  Solvay SA ADR.........    995,978
                                 ----------
                                  5,539,852
                                 ----------
          Denmark--0.8%
  15,200  D/S Torm A/S ADR......    995,600
  68,400  Danske Bank A/S ADR(a)  1,518,494
  14,400  Novo Nordisk A/S ADR..  1,204,272
                                 ----------
                                  3,718,366
                                 ----------
          Finland--1.4%
  66,200  Amer Sports Oyj ADR...    728,041
  27,200  Metso Corp. ADR(a)....  1,373,600
 169,700  Nokia Corp. ADR.......  3,448,304
  37,900  UPM-Kymmene Oyj
          ADR(a)................    957,354
                                 ----------
                                  6,507,299
                                 ----------
          France--9.8%
 113,500  Alcatel-Lucent ADR(a).  1,613,970
  74,700  AXA SA ADR(a).........  3,012,651
  79,200  BNP Paribas SA ADR....  4,315,869
  34,006  Business Objects SA
          ADR*(a)...............  1,341,537
  19,300  Dassault Systemes SA
          ADR(a)................  1,020,198
  76,800  France Telecom SA
          ADR(a)................  2,127,360
  86,500  Groupe Danone ADR(a)..  2,819,900
  31,624  Lafarge SA ADR(a).....  1,176,413
  13,400  Lagardere SCA ADR.....  1,077,867
  28,585  L'Air Liquide SA ADR..  1,356,218
  71,500  L'Oreal SA ADR(a).....  1,431,222

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2006

Number of
 Shares                                US$ Value
---------                             -----------
          Common Stocks (Continued)
  39,500  LVMH Moet Hennessy Louis
          Vuitton SA ADR(a).......... $   832,869
  16,800  PSA Peugeot Citroen
          ADR(a).....................   1,112,098
  24,600  Publicis Group ADR(a)......   1,038,858
  85,000  Sanofi-Aventis ADR.........   3,924,450
  94,445  Societe Generale ADR.......   3,203,168
  32,600  Sodexho Alliance SA
          ADR........................   2,038,478
  13,200  Technip SA ADR.............     905,652
  39,113  Thomson ADR(a).............     763,486
  80,824  Total SA ADR...............   5,812,862
  34,000  Valeo SA ADR...............     706,812
  45,000  Veolia Environnement
          ADR(a).....................   3,386,700
                                      -----------
                                       45,018,638
                                      -----------
          Germany--7.3%
 176,000  Allianz AG ADR(a)..........   3,593,919
  12,000  Altana AG ADR..............     744,000
  22,100  BASF AG ADR(a).............   2,148,119
  28,700  Bayer AG ADR...............   1,531,432
  24,600  Commerzbank AG
          ADR(a).....................     932,618
   5,000  Continental AG ADR.........     581,592
  37,600  DaimlerChrysler AG(a)......   2,309,016
  22,423  Deutsche Bank AG(a)........   2,987,641
  59,600  Deutsche Lufthansa AG
          ADR(a).....................   1,637,063
 116,000  Deutsche Telekom AG
          ADR........................   2,111,200
  77,427  E.On AG ADR................   3,498,927
  18,300  Fresenius Medical Care AG &
          Co. ADR....................     813,069

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
  27,100  Hypo Real Estate Holding
          AG ADR...................... $ 1,703,511
   1,500  Puma AG Rudolf Dassler
          Sport ADR(a)................     585,521
  18,100  RWE AG ADR..................   1,991,990
  38,580  SAP AG ADR(a)...............   2,048,598
  37,542  Siemens AG ADR(a)...........   3,699,764
  41,000  Volkswagen AG ADR...........     929,482
                                       -----------
                                        33,847,462
                                       -----------
          Greece--0.7%
 163,900  Alpha Bank A.E. ADR(a)......   1,237,330
  58,000  Hellenic Telecommunications
          Organization SA ADR(a)......     878,700
 116,500  National Bank of Greece SA
          ADR(a)......................   1,083,450
                                       -----------
                                         3,199,480
                                       -----------
          Hong Kong--1.8%
 101,000  Cheung Kong (Holdings) Ltd.
          ADR.........................   1,243,462
 141,000  CLP Holdings Ltd. ADR.......   1,042,469
  72,400  Hang Seng Bank Ltd.
          ADR.........................     989,570
  23,600  Hutchison Whampoa Ltd.
          ADR(a)......................   1,199,384
  45,300  MTR Corp. Ltd. ADR..........   1,139,309
  81,000  Sun Hung Kai Properties Ltd.
          ADR(a)......................     930,577
  89,000  Swire Pacific Ltd. ADR(a)...     956,118
  65,500  Television Broadcasts
          Ltd.(a).....................     800,089
                                       -----------
                                         8,300,978
                                       -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2006

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
          Ireland--1.1%
  22,100  Allied Irish Banks PLC
          ADR(a)...................... $ 1,343,238
  12,300  Bank of Ireland ADR(a)......   1,133,691
  29,000  CRH PLC ADR(a)..............   1,232,500
  83,670  Experian Group Ltd.
          ADR.........................     981,700
   5,800  Ryanair Holdings PLC
          ADR*(a).....................     472,700
                                       -----------
                                         5,163,829
                                       -----------
          Italy--3.8%
  39,120  Enel SpA ADR................   2,018,592
  50,842  Eni SpA ADR.................   3,420,650
  48,300  Fiat SpA ADR*(a)............     926,394
  24,200  Italcementi SpA ADR.........     681,946
  29,000  Luxottica Group SpA
          ADR(a)......................     889,430
  27,900  Mediaset SpA ADR............     992,238
 129,100  Sanpaolo IMI SpA
          ADR(a)......................   5,994,114
  45,650  Telecom Italia SpA ADR......   1,150,380
  54,189  Telecom Italia SpA
          ADR(a)......................   1,632,715
                                       -----------
                                        17,706,459
                                       -----------
          Japan--22.3%
  11,700  Advantest Corp. ADR(a)......     671,580
  54,000  Aeon Co., Ltd. ADR(a).......   1,166,966
 120,000  Aiful Corp. ADR.............     843,444
   9,400  Ajinomoto Co., Inc. ADR.....   1,240,921
 130,000  All Nippon Airways Co., Ltd.
          ADR.........................     918,632
  43,500  Alps Electric Co. Ltd
          ADR.........................     942,615

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
  24,500  Amada Co., Ltd. ADR......... $1,037,119
 117,000  Asahi Glass Co., Ltd.
          ADR(a)......................  1,404,141
  16,800  Asahi Kasei Corp. ADR.......  1,098,334
  18,500  Bridgestone Corp. ADR.......    824,430
  43,500  Canon, Inc. ADR.............  2,461,665
  36,000  Dai Nippon Printing Co.,
          Ltd. ADR(a).................  1,110,622
   3,900  Daiwa House Industry Co.
          Ltd. ADR(a).................    677,521
   9,900  Daiwa Securities Group, Inc.
          ADR(a)......................  1,109,185
   6,750  Denso Corp. ADR.............  1,069,532
  39,000  Eisai Co., Ltd. ADR.........  2,140,574
  29,000  FujiFilm Holdings Corp.
          ADR.........................  1,198,570
  26,000  Fujitsu Ltd. ADR(a).........  1,019,008
  18,300  Hitachi Ltd. ADR............  1,141,188
  59,700  Honda Motor Co., Ltd.
          ADR.........................  2,360,538
  14,500  Itochu Corp. ADR(a).........  1,188,913
 137,800  Japan Airlines System Corp.
          ADR(a)......................  1,225,869
  18,000  Kajima Corp. ADR............    788,553
   4,300  Kao Corp. ADR...............  1,158,407
  84,000  Kirin Brewery Co., Ltd.
          ADR.........................  1,318,985
  49,600  Kobe Steel Ltd. ADR.........    849,182
  18,500  Komatsu Ltd. ADR............  1,499,812
  20,800  Kubota Corp. ADR............    966,576
  10,200  Kyocera Corp. ADR(a)........    967,878
  32,500  Marui Co., Ltd. ADR.........    757,166
  51,000  Matsui Securities Co., Ltd.
          ADR*(a).....................    772,992

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2006

Number of
 Shares                                  US$ Value
---------                                ----------
          Common Stocks (Continued)
   7,600  Matsushita Electica Works
          Ltd. ADR(a)................... $  879,560
  82,000  Matsushita Electric Industrial
          Co., Ltd. ADR.................  1,647,380
  18,400  Meiji Seika Kaisha Ltd.
          ADR(a)........................    878,653
  38,500  Millea Holdings, Inc.
          ADR...........................  1,380,995
  35,000  Mitsubishi Corp. ADR..........  1,315,934
  12,400  Mitsubishi Electric Corp.
          ADR...........................  1,130,158
   7,600  Mitsubishi Estate Co., Ltd.
          ADR(a)........................  1,964,500
 329,000  Mitsubishi UFJ Financial
          ADR...........................  4,096,050
  10,900  Mitsui Sumitomo Insurance
          Co., Ltd. ADR.................  1,191,036
 209,000  NEC Corp. ADR(a)..............  1,003,200
  44,000  Nidec Corp. ADR(a)............    852,720
  86,500  Nikko Cordial Corp.
          ADR...........................    990,918
  40,800  Nintendo Co., Ltd. ADR........  1,322,565
  16,200  Nippon Shokubai Co., Ltd.
          ADR...........................    859,930
  53,600  Nippon Telegraph and
          Telephone Corp. ADR...........  1,328,744
 139,000  Nippon Yusen KK ADR...........  2,029,788
  54,500  Nissan Motor Co., Ltd.
          ADR(a)........................  1,322,715
  10,450  Nisshin Steel Co., Ltd........    775,276
   2,000  Nitto Denko Corp. ADR.........  1,000,378
  84,000  Nomura Holdings, Inc.
          ADR...........................  1,590,960
   9,400  NSK Ltd. ADR..................    925,366

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
  92,300  NTT DoCoMo, Inc.
          ADR......................... $1,464,801
  17,900  Oji Paper Co. Ltd. ADR......    949,420
  88,000  Olympus Corp. ADR...........  2,762,118
  11,000  Ricoh Co. Ltd. ADR..........  1,122,000
  14,000  Secom Co., Ltd. ADR.........  1,449,876
 112,000  Sega Sammy Holdings, Inc.
          ADR(a)......................    754,309
  48,000  Sharp Corp. ADR(a)..........    825,816
  57,000  Shiseido Co., Ltd. ADR......  1,234,193
  44,600  Sony Corp. ADR..............  1,910,218
   8,300  Sumitomo Electric Industries
          Ltd. ADR....................  1,295,624
  20,900  Sumitomo Metal Industries
          Ltd. ADR(a).................    906,828
 253,000  Sumitomo Mitsui Financial
          Group, Inc. ADR.............  2,590,416
   7,100  Suruga Bank Ltd. ADR........    878,301
  19,000  Taiheiyo Cement Corp.
          ADR.........................    743,065
  24,400  Taisei Corp. ADR............    743,334
  11,000  TDK Corp. ADR(a)............    882,530
  16,200  Teijin Ltd. ADR.............    996,568
  12,100  The Bank of Fukuoka Ltd.
          ADR(a)......................    881,440
  17,600  The Bank of Yokohama Ltd.
          ADR.........................  1,376,626
  11,400  The Shizuoka Bank Ltd.
          ADR.........................  1,129,906
 133,000  The Sumitomo Trust and
          Banking Co. Ltd. ADR........  1,393,015
  10,400  Tokyu Land Corp. ADR........    979,296
  13,400  Toppan Printing Co., Ltd.
          ADR(a)......................    738,853

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2006

Number of
 Shares                               US$ Value
---------                            ------------
          Common Stocks (Continued)
 12,500   Toray Industries, Inc.
          ADR....................... $    935,756
  5,200   Toyo Suisan Kaisi Ltd.
          ADR.......................      832,227
 52,150   Toyota Motor Corp.
          ADR.......................    7,004,267
 32,000   Trend Micro, Inc. ADR.....      940,800
  7,800   Yamazaki Baking Co., Ltd
          ADR.......................      755,419
                                     ------------
                                      102,894,766
                                     ------------
          Netherlands--5.6%
 71,400   ABN AMRO Holding NV
          ADR(a)....................    2,288,370
 72,200   Aegon NV ADR..............    1,368,190
 10,000   Akzo Nobel NV ADR.........      608,700
 32,650   Heineken NV ADR...........      775,617
 74,900   ING Groep NV ADR..........    3,308,333
 25,800   James Hardie Industries NV
          ADR.......................      974,208
 95,500   Koninklijke(Royal) KPN NV
          ADR(a)....................    1,361,830
 41,500   Koninklijke(Royal) Philips
          Electronics NV ADR........    1,559,570
 16,000   Koninklijke DSM NV
          ADR(a)....................      197,429
 31,024   Mittal Steel Co. NV
          ADR(a)....................    1,308,592
 69,427   Royal Dutch Shell PLC
          ADR, Class A..............    4,914,737
 48,338   Royal Dutch Shell PLC
          ADR, Class B..............    3,439,249
 23,500   TNT NV ADR(a).............    1,012,380

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
  68,100  Unilever NV ADR............. $ 1,855,725
  34,800  Wolters Kluwer NV ADR.......     999,922
                                       -----------
                                        25,972,852
                                       -----------
          New Zealand--0.2%
  31,425  Telecom Corp. of New
          Zealand Ltd. ADR............     845,961
                                       -----------
          Norway--0.9%
   7,600  DnB Nor Bank ASA
          ADR(a)......................   1,080,247
  35,500  Norsk Hydro ASA
          ADR(a)......................   1,088,785
  13,600  Orkla ASA ADR...............     771,045
  41,900  Statoil ASA ADR(a)..........   1,102,808
                                       -----------
                                         4,042,885
                                       -----------
          Portugal--0.3%
  30,170  Electricidade de Portugal SA
          ADR.........................   1,528,412
                                       -----------
          Singapore--0.9%
 108,500  CapitaLand Ltd. ADR.........     876,886
  16,500  DBS Group Holdings
          ADR.........................     972,170
  34,000  Keppel Corp. Ltd. ADR.......     780,031
  53,750  Neptune Orient Lines Ltd.
          ADR.........................     292,868
  22,135  Singapore Telecommunications
          Ltd. ADR(a).................     473,198
  33,500  United Overseas Bank Ltd.
          ADR(a)......................     847,161
                                       -----------
                                         4,242,314
                                       -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2006

Number of
 Shares                               US$ Value
---------                            -----------
          Common Stocks (Continued)
          Spain--4.0%
  144,100 Banco Bilbao Vizcaya
          Argentaria SA ADR......... $ 3,467,046
  235,000 Banco Santander Central
          Hispano SA ADR(a).........   4,385,100
1,342,000 Corporacion Mapfre SA
          ADR.......................   1,210,484
   69,800 Endesa SA ADR.............   3,247,096
   28,000 NH Hoteles SA ADR.........   1,108,405
   37,600 Repsol YPF SA ADR(a)......   1,297,200
   56,075 Telefonica SA ADR.........   3,574,780
                                     -----------
                                      18,290,111
                                     -----------
          Sweden--2.6%
   74,400 AB SKF ADR................   1,375,358
   55,200 Atlas Copco AB ADR........   1,855,327
   26,700 Electrolux AB ADR(a)......   1,069,092
   26,750 Husqvarna AB ADR*(a)......     836,547
  100,000 Sandvik AB ADR............   1,454,040
   20,300 Svenska Cellulosa AB (SCA)
          ADR.......................   1,060,537
   65,800 Telefonaktiebolaget LM
          Ericsson ADR..............   2,647,134
   22,700 Volvo AB ADR(a)...........   1,562,214
                                     -----------
                                      11,860,249
                                     -----------
          Switzerland--6.8%
  100,540 ABB Ltd. ADR*(a)..........   1,807,709
   55,600 Adecco SA ADR(a)..........     952,428
   49,440 Credit Suisse Group
          ADR(a)....................   3,453,384
   60,408 Nestle SA ADR.............   5,356,897
   88,720 Novartis AG ADR...........   5,096,077
   51,500 Roche Holding Ltd. ADR....   4,609,137
   42,000 Serono SA ADR.............     935,760

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
  16,534  Swiss Reinsurance Co.
          ADR(a)...................... $ 1,403,229
  32,400  Syngenta AG ADR(a)..........   1,203,336
  77,570  UBS AG......................   4,679,798
  66,800  Zurich Financial Services AG
          ADR*........................   1,794,903
                                       -----------
                                        31,292,658
                                       -----------
          United Kingdom--21.5%
  56,500  Alliance Boots PLC(a).......     926,092
  82,900  Amvescap PLC ADR............   2,043,485
 112,600  Anglo American PLC
          ADR.........................   2,748,566
  56,769  AstraZeneca PLC ADR.........   3,039,980
  40,325  BAE Systems PLC
          ADR(a)......................   1,344,037
  73,250  Barclays PLC ADR(a).........   4,258,755
  22,480  BG Group PLC ADR............   1,538,531
  54,000  BHP Billiton PLC
          ADR(a)......................   2,008,800
 116,146  BP PLC ADR..................   7,793,396
  14,300  British Airways PLC
          ADR(a)......................   1,476,761
  37,000  British American Tobacco
          PLC ADR(a)..................   2,096,420
  27,050  British Sky Broadcasting
          Group PLC ADR (a)...........   1,114,460
  35,010  BT Group PLC ADR............   2,096,749
  26,904  Cadbury Schweppes PLC
          ADR.........................   1,154,989
  18,008  Centrica PLC ADR(a).........   1,249,406
 239,100  Compass Group PLC
          ADR.........................   1,357,060
  42,570  Corus Group PLC
          ADR(a)......................     882,902

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2006

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
  29,795  Diageo PLC ADR(a)........... $2,363,042
  45,710  Friends Provident PLC
          ADR.........................  1,941,299
 109,301  GlaxoSmithKline PLC
          ADR.........................  5,766,720
  13,100  Hanson PLC ADR(a)...........    991,539
 174,700  HBOS PLC ADR(a).............  3,870,444
  99,140  HSBC Holdings PLC
          ADR(a)......................  9,086,182
  31,600  Imperial Chemical Industries
          PLC ADR(a)..................  1,119,588
  16,700  Imperial Tobacco Group PLC
          ADR.........................  1,319,801
  45,600  Intercontinental Hotels
          Group PLC ADR(a)............  1,151,400
  13,740  International Power PLC
          ADR(a)......................  1,041,629
 167,510  Invensys PLC................    902,376
  13,350  Johnson Matthey PLC
          ADR(a)......................    736,282
 111,626  Kingfisher PLC ADR(a).......  1,042,096
 141,311  Ladbrokes PLC ADR(a)........  1,156,729
 111,900  Legal & General Group PLC
          ADR.........................  1,724,659
  63,525  Lloyds TSB Group PLC
          ADR(a)......................  2,879,588
  15,250  Marks & Spencer Group PLC
          ADR.........................  1,283,990
  24,768  National Grid PLC ADR*......  1,798,652
  64,850  Prudential Corp. PLC
          ADR(a)......................  1,798,291

Number of
 Shares                                     US$ Value
---------                                  ------------
          Common Stocks (Continued)
   23,125 Reed Elsevier PLC
          ADR(a).......................... $  1,018,425
   54,500 Rentokil Initial PLC
          ADR(a)..........................      883,979
   20,220 Rolls-Royce Group PLC
          ADR.............................      885,947
   50,200 SABMiller PLC ADR(a)............    1,154,419
   20,555 Scottish Power PLC ADR..........    1,201,029
   45,400 Scottish & Southern Energy
          PLC ADR(a)......................    1,380,791
   19,020 Smith & Nephew PLC
          ADR(a)..........................      995,317
  104,968 Tesco PLC ADR...................    2,492,980
   40,425 Tomkins PLC ADR(a)..............      784,245
   61,020 Unilever PLC ADR................    1,697,576
   30,050 United Utilities PLC
          ADR.............................      923,136
  204,463 Vodafone Group PLC
          ADR(a)..........................    5,679,981
   42,100 Wolseley PLC ADR(a).............    1,027,661
                                           ------------
                                             99,230,182
                                           ------------
          Total Common Stocks
          (Cost $324,039,596).............  456,408,462
                                           ------------
          Money Market Fund--0.4%
1,984,980 BNY Hamilton Money Fund
          (Institutional Shares), 5.25%(b)
          (Cost $1,984,980)...............    1,984,980
                                           ------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2006

 Number of
  Shares                                     US$ Value
-----------                                -------------
            Investment of Cash
            Collateral for Securities
            Loaned--24.8%
            Money Market Fund--24.8%
114,548,560 BNY Institutional Cash
            Reserve Fund, 5.32%(c)
            (Cost $114,548,560)(d)........ $ 114,548,560
                                           -------------
            Total Investments
            (Cost $440,573,136)(e)--
            124.1%........................   572,942,002
            Liabilities in excess of other
            assets--(24.1%)...............  (111,260,158)
                                           -------------
            Net Assets--100.0%............ $ 461,681,844
                                           -------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Security, or a portion thereof, was on loan at December 31, 2006 (See Note
   4).
(b)Represents annualized 7 day yield at December 31, 2006.
(c)Interest rate shown reflects the yield as of December 31, 2006.
(d)At December 31, the total market value of the Fund's securities on loan was $111,420,050 and the total value of the collateral held by the Fund was $114,548,560.
(e)The cost of investments for Federal income tax purposes is $441,547,878. At December 31 net unrealized appreciation was $131,394,124 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $137,658,407 and aggregate gross unrealized depreciation of $6,264,283.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification

         December 31, 2006

                                                         % OF
                                                        Total
                                          US$ Value   Net Assets
                                         ------------ ----------
                Advertising............. $  1,038,858     0.2%
                Aerospace/Defense.......    2,229,984     0.5
                Agriculture.............    3,416,221     0.7
                Airlines................    5,731,025     1.2
                Apparel.................      585,521     0.1
                Auto Manufacturers......   15,964,510     3.5
                Auto Parts & Equipment..    3,182,366     0.7
                Banks...................   87,739,274    19.0
                Beverages...............    9,108,313     2.0
                Biotechnology...........      935,760     0.2
                Building Materials......    8,083,372     1.8
                Chemicals...............   12,855,724     2.8
                Commercial Services.....    6,117,458     1.3
                Computers...............    1,901,538     0.4
                Cosmetics/Personal Care.    3,823,822     0.8
                Distribution/Wholesale..    3,532,507     0.8
                Diversified Financial
                 Services...............   14,711,174     3.2
                Electric................   19,671,677     4.3
                Electrical Components &
                 Equipment..............    4,392,786     1.0
                Electronics.............    5,144,843     1.1
                Engineering &
                 Construction...........    3,339,596     0.7
                Entertainment...........    2,530,007     0.5
                Food....................   20,913,988     4.5
                Food Service............    3,395,538     0.7
                Forest Products & Paper.    2,967,311     0.6
                Gas.....................    1,249,406     0.3
                Hand/Machine Tools......    2,306,760     0.5
                Healthcare--Products....    1,884,747     0.4
                Healthcare--Services....      813,069     0.2
                Holding Companies--
                 Diversified............    4,552,647     1.0
                Home Builders...........      677,521     0.2
                Home Furnishings........    5,390,176     1.2
                Household Products/Wares      836,547     0.2
                Insurance...............   23,727,989     5.1
                Internet................    1,713,792     0.4
                Iron/Steel..............    4,722,780     1.0
                Leisure Time............    1,482,350     0.3

                                                             % OF
                                                            Total
                                             US$ Value    Net Assets
                                           -------------  ----------
            Lodging.......................     2,259,805      0.5
            Machinery--Construction &
             Mining.......................     3,355,139      0.7
            Machinery--Diversified........     4,939,509      1.1
            Media.........................     6,003,001      1.3
            Metal Fabricate/Hardware...... $   2,300,724      0.5%
            Mining........................     9,232,299      2.0
            Miscellaneous
             Manufacturing................     8,562,828      1.9
            Money Market Funds............   116,533,540     25.2
            Office/Business Equipment.....     3,583,665      0.8
            Oil & Gas.....................    31,393,628      6.8
            Oil & Gas Services............       905,652      0.2
            Packaging & Containers........       922,260      0.2
            Pharmaceuticals...............    26,525,210      5.7
            Real Estate...................     8,696,665      1.9
            Retail........................     5,176,310      1.1
            Software......................     4,410,333      1.0
            Telecommunications............    32,435,808      7.0
            Textiles......................     1,932,323      0.4
            Toys/Games/Hobbies............     1,322,565      0.3
            Transportation................     5,469,945      1.2
            Water.........................     4,309,836      0.9
                                           -------------    -----
            Total Investments.............   572,942,002    124.1
            Liabilities in excess of other
             assets.......................  (111,260,158)   (24.1)
                                           -------------    -----
            Net Assets.................... $ 461,681,844    100.0%
                                           -------------    -----

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Schedule of Investments

         December 31, 2006

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--98.4%
          Aerospace/Defense--1.5%
 101,000  United Technologies
          Corp....................... $ 6,314,520
                                      -----------
          Banks--4.7%
 170,000  Bank of America Corp.......   9,076,300
  95,000  Wachovia Corp..............   5,410,250
 140,000  Wells Fargo & Co...........   4,978,400
                                      -----------
                                       19,464,950
                                      -----------
          Beverages--1.7%
 110,000  PepsiCo, Inc...............   6,880,500
                                      -----------
          Biotechnology--2.5%
  56,000  Amgen, Inc.*...............   3,825,360
  38,500  Celgene Corp.*.............   2,214,905
  51,000  Genentech, Inc.*...........   4,137,630
                                      -----------
                                       10,177,895
                                      -----------
          Chemicals--1.9%
  80,000  Air Products and Chemicals,
          Inc........................   5,622,400
  50,000  duPont (E.I.) de Nemours &
          Co.........................   2,435,500
                                      -----------
                                        8,057,900
                                      -----------
          Commercial Services--1.5%
 168,000  Accenture Ltd. (Bermuda)...   6,204,240
                                      -----------
          Computers--4.1%
  92,000  Apple Computer, Inc.*......   7,805,280
  57,000  Cognizant Technology
          Solutions Corp.*...........   4,398,120
 350,000  EMC Corp.*(a)..............   4,620,000
                                      -----------
                                       16,823,400
                                      -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Cosmetics/Personal Care--3.6%
 168,000  Avon Products, Inc........ $ 5,550,720
  70,000  Colgate-Palmolive Co......   4,566,800
  74,375  Procter & Gamble Co.......   4,780,081
                                     -----------
                                      14,897,601
                                     -----------
          Diversified Financial Services--9.5%
  61,500  Capital One Financial
          Corp......................   4,724,430
 190,000  Citigroup, Inc............  10,583,000
 172,000  JPMorgan Chase & Co.......   8,307,600
  68,000  Merrill Lynch & Co.,
          Inc.(a)...................   6,330,800
  65,000  Morgan Stanley............   5,292,950
 210,000  The Charles Schwab
          Corp......................   4,061,400
                                     -----------
                                      39,300,180
                                     -----------
          Electric--2.9%
 100,000  Allegheny Energy, Inc.*...   4,591,000
  50,000  Dominion Resources,
          Inc.(a)...................   4,192,000
 100,000  Duke Energy Corp..........   3,321,000
                                     -----------
                                      12,104,000
                                     -----------
          Electrical Components & Equipment--1.0%
  94,000  Emerson Electric Co.......   4,144,460
                                     -----------
          Food--1.8%
 217,000  Safeway, Inc..............   7,499,520
                                     -----------
          Forest Products & Paper--1.1%
 110,000  Plum Creek Timber Co.,
          Inc.(a)...................   4,383,500
                                     -----------
          Healthcare--Products--3.1%
  96,500  Johnson & Johnson.........   6,370,930
  80,000  Zimmer Holdings, Inc.*(a).   6,270,400
                                     -----------
                                      12,641,330
                                     -----------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         December 31, 2006

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Healthcare--Services--1.0%
  54,000  WellPoint, Inc.*............ $ 4,249,260
                                       -----------
          Insurance--6.1%
  65,000  American International
          Group, Inc..................   4,657,900
  70,328  Hartford Financial Services
          Group, Inc..................   6,562,306
  40,000  Prudential Financial, Inc...   3,434,400
  80,000  The Allstate Corp...........   5,208,800
 100,000  The St. Paul Travelers Cos.,
          Inc.........................   5,369,000
                                       -----------
                                        25,232,406
                                       -----------
          Internet--0.8%
  65,000  Akamai Technologies,
          Inc.*.......................   3,452,800
                                       -----------
          Leisure Time--1.3%
 106,000  Carnival Corp...............   5,199,300
                                       -----------
          Machinery--Diversified--0.6%
  25,000  Deere & Co..................   2,376,750
                                       -----------
          Media--3.5%
 135,000  Comcast Corp.,
          Class A*(a).................   5,653,800
  90,000  EW Scripps Co...............   4,494,600
 200,000  Time Warner, Inc............   4,356,000
                                       -----------
                                        14,504,400
                                       -----------
          Miscellaneous Manufacturing--9.1%
  67,000  3M Co.......................   5,221,310
  59,000  Danaher Corp................   4,273,960
 332,000  General Electric Co.........  12,353,720
 140,000  Honeywell International,
          Inc.........................   6,333,600

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
 100,000  Illinois Tool Works, Inc.. $ 4,619,000
  50,000  Textron, Inc..............   4,688,500
                                     -----------
                                      37,490,090
                                     -----------
          Oil & Gas--5.1%
  75,000  Chevron Corp..............   5,514,750
  80,000  ConocoPhillips............   5,756,000
 130,000  Exxon Mobil Corp..........   9,961,900
                                     -----------
                                      21,232,650
                                     -----------
          Oil & Gas Services--3.8%
 142,000  BJ Services Co............   4,163,440
 145,000  Grant Prideco, Inc.*......   5,766,650
  90,000  Schlumberger Ltd..........   5,684,400
                                     -----------
                                      15,614,490
                                     -----------
          Pharmaceuticals--5.6%
  80,000  Abbott Laboratories.......   3,896,800
  72,200  Novartis AG ADR
          (Switzerland).............   4,147,168
 244,000  Pfizer, Inc...............   6,319,600
 101,500  Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel)..................   3,154,620
 110,000  Wyeth.....................   5,601,200
                                     -----------
                                      23,119,388
                                     -----------
          Pipelines--1.8%
  50,000  Questar Corp..............   4,152,500
 130,000  The Williams Cos., Inc....   3,395,600
                                     -----------
                                       7,548,100
                                     -----------
          REITS--1.2%
 147,780  Digital Realty Trust, Inc.   5,058,510
                                     -----------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         December 31, 2006

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Retail--5.7%
 135,000  Family Dollar Stores, Inc. $ 3,959,550
 200,000  PetSmart, Inc.(a).........   5,772,000
 189,000  Staples, Inc..............   5,046,300
  97,000  Target Corp...............   5,533,850
  70,000  Wal-Mart Stores, Inc......   3,232,600
                                     -----------
                                      23,544,300
                                     -----------
          Semiconductors--2.6%
 285,000  Intel Corp................   5,771,250
 226,500  National Semiconductor
          Corp......................   5,141,550
                                     -----------
                                      10,912,800
                                     -----------
          Software--4.3%
 185,000  Adobe Systems, Inc.*......   7,607,200
 337,500  Microsoft Corp............  10,077,750
                                     -----------
                                      17,684,950
                                     -----------
          Telecommunications--4.2%
 146,000  Cisco Systems, Inc.*(a)...   3,990,180
 263,000  Corning, Inc.*............   4,920,730
 220,000  Nokia Corp. ADR
          (Finland).................   4,470,400
 105,000  Verizon Communications,
          Inc.......................   3,910,200
                                     -----------
                                      17,291,510
                                     -----------

Number of
 Shares                                   Value
---------                              ------------
          Transportation--0.8%
   45,000 United Parcel Service, Inc.,
          Class B..................... $  3,374,100
                                       ------------
          Total Common Stocks
          (Costs $319,840,547)........  406,779,800
                                       ------------
          Money Market Fund--1.3%
5,246,313 BNY Hamilton Money Fund
          (Institutional Shares),
          5.25%(b)
          (Costs $5,246,313)..........    5,246,313
                                       ------------
          Investment of Cash
          Collateral for Securities
          Loaned--2.4%
          Money Market Fund--2.4%
9,999,198 BNY Institutional Cash
          Reserve Fund, 5.32%(c)
          (Costs $9,999,198)(d).......    9,999,198
                                       ------------
          Total Investments Before
          Outstanding Written
          Options
          (Cost $335,086,058)(e)--
          102.1%......................  422,025,311
                                       ------------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         December 31, 2006

Number of                      Strike
Contracts                      Price      Value
---------                      ------ ------------
          Outstanding Options
          Written--0.0%
   150    Grant Prideco, Inc.,
          expiration January
          2007................  $45   $     (3,000)
   150    Schlumberger Ltd.,
          expiration January
          2007 (Premiums
          received $53,348)...  70          (2,250)
                                      ------------
                                            (5,250)
                                      ------------
          Total Investments Net
          of Outstanding Written
          Options
          (Cost $335,032,710)--
          102.1%.....................  422,020,061
          Liabilities in excess of
          other assets--(2.1%).......   (8,498,799)
                                      ------------
          Net Assets--100.0%......... $413,521,262
                                      ------------

*  Non-income producing security.
ADR  American Depositary Receipt.
(a)Security, or a portion thereof, was on loan at December 31, 2006 (See Note
   4).
(b)Represents annualized 7 day yield at December 31, 2006.
(c)Interest rate shown reflects the yield as of December 31, 2006.
(d)At December 31, 2006, the total market value of the Fund's securities on loan was $9,625,682 and the total value of the collateral held by the Fund was $9,999,198.
(e)The cost of investments for Federal income tax purposes is $336,572,300. At December 31, 2006, net unrealized appreciation was $85,453,011 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $90,047,414 and aggregate gross unrealized depreciation of $4,594,403.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         December 31, 2006

Number of
 Shares                              Value
---------                          ----------
          Common Stocks--99.1%
          Aerospace/Defense--2.0%
  47,950  United Technologies
          Corp.................... $2,997,834
                                   ----------
          Agriculture--1.3%
  23,450  Altria Group, Inc.......  2,012,479
                                   ----------
          Banks--1.8%
  75,550  Wells Fargo & Co........  2,686,558
                                   ----------
          Beverages--2.2%
  52,650  PepsiCo, Inc............  3,293,258
                                   ----------
          Biotechnology--3.6%
  22,900  Amgen, Inc.*............  1,564,299
  11,700  Celgene Corp.*..........    673,101
  19,000  Genentech, Inc.*........  1,541,470
  40,352  Vertex Pharmaceuticals,
          Inc.*(a)................  1,509,972
                                   ----------
                                    5,288,842
                                   ----------
          Chemicals--3.3%
  53,900  Monsanto Co.............  2,831,367
  33,950  Praxair, Inc............  2,014,254
                                   ----------
                                    4,845,621
                                   ----------
          Commercial Services--3.6%
  60,950  Accenture Ltd. (Bermuda)  2,250,883
  42,300  Pharmaceutical Product
          Development, Inc........  1,362,906
  34,350  Weight Watchers
          International, Inc......  1,804,406
                                   ----------
                                    5,418,195
                                   ----------
          Computers--5.3%
  43,850  Apple Computer, Inc.*...  3,720,234
 127,350  EMC Corp.*..............  1,681,020

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  59,000  Hewlett-Packard Co.......... $2,430,210
                                       ----------
                                        7,831,464
                                       ----------
          Cosmetics/Personal Care--6.4%
 103,150  Avon Products, Inc..........  3,408,076
  60,700  Colgate-Palmolive Co........  3,960,067
  33,400  Procter & Gamble Co.........  2,146,618
                                       ----------
                                        9,514,761
                                       ----------
          Diversified Financial Services--5.3%
  42,500  Ameriprise Financial, Inc...  2,316,250
  19,000  Capital One Financial
          Corp........................  1,459,580
   9,300  Goldman Sachs Group,
          Inc.........................  1,853,955
 121,000  The Charles Schwab
          Corp........................  2,340,140
                                       ----------
                                        7,969,925
                                       ----------
          Electric--1.0%
  33,000  Allegheny Energy, Inc.*.....  1,515,030
                                       ----------
          Electrical Components & Equipment--1.4%
  48,250  Emerson Electric Co.........  2,127,343
                                       ----------
          Food--1.4%
  65,400  Hain Celestial Group,
          Inc.*.......................  2,041,134
                                       ----------
          Healthcare--Products--4.4%
  65,350  Johnson & Johnson...........  4,314,407
  29,520  Zimmer Holdings, Inc.*......  2,313,778
                                       ----------
                                        6,628,185
                                       ----------
          Healthcare--Services--3.0%
  53,500  Psychiatric Solutions, Inc.*  2,007,320
  44,500  UnitedHealth Group, Inc.....  2,390,985
                                       ----------
                                        4,398,305
                                       ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2006

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Insurance--2.6%
  54,169  American International
          Group, Inc................ $ 3,881,751
                                     -----------
          Internet--2.4%
  29,600  Akamai Technologies,
          Inc.*.....................   1,572,352
   4,475  Google, Inc., Class A*....   2,060,648
                                     -----------
                                       3,633,000
                                     -----------
          Machinery--Construction & Mining--0.9%
  21,200  Caterpillar, Inc..........   1,300,196
                                     -----------
          Media--1.0%
  70,000  Time Warner, Inc..........   1,524,600
                                     -----------
          Miscellaneous Manufacturing--9.3%
  30,950  3M Co.(a).................   2,411,933
 144,500  General Electric Co.......   5,376,844
  38,300  Honeywell International,
          Inc.......................   1,732,692
  47,700  Illinois Tool Works, Inc..   2,203,263
  23,150  Textron, Inc..............   2,170,776
                                     -----------
                                      13,895,508
                                     -----------
          Oil & Gas--1.2%
  25,050  ConocoPhillips............   1,802,348
                                     -----------
          Oil & Gas Services--2.9%
  36,150  Halliburton Co............   1,122,458
  24,000  National Oilwell Varco,
          Inc.*.....................   1,468,320
  40,050  Weatherford International
          Ltd.*.....................   1,673,689
                                     -----------
                                       4,264,467
                                     -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Pharmaceuticals--5.2%
  43,300  Abbott Laboratories....... $ 2,109,143
  29,750  Gilead Sciences, Inc.*....   1,931,668
  50,950  Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel)..................   1,583,526
  42,650  Wyeth.....................   2,171,738
                                     -----------
                                       7,796,075
                                     -----------
          Retail--7.5%
  79,800  Applebee's International,
          Inc.(a)...................   1,968,666
  50,500  Home Depot, Inc...........   2,028,080
  77,100  PetSmart, Inc.............   2,225,106
  65,650  Staples, Inc..............   1,752,855
  28,900  Target Corp...............   1,648,745
  32,650  Wal-Mart Stores, Inc......   1,507,777
                                     -----------
                                      11,131,229
                                     -----------
          Semiconductors--4.2%
 163,900  Intel Corp................   3,318,975
  73,850  MEMC Electronic Materials,
          Inc.*.....................   2,890,489
                                     -----------
                                       6,209,464
                                     -----------
          Software--8.8%
  69,900  Adobe Systems, Inc.*......   2,874,288
  31,750  Electronic Arts, Inc.*....   1,598,930
  43,730  Infosys Tech Ltd. ADR
          (India)...................   2,385,909
 207,150  Microsoft Corp............   6,185,498
                                     -----------
                                      13,044,625
                                     -----------
          Telecommunications--5.9%
 165,100  Cisco Systems, Inc.*......   4,512,182
  68,650  Corning, Inc.*............   1,284,441

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2006

Number of
 Shares                                      Value
---------                                ------------
          Common Stocks (Continued)
   82,350 Nokia Corp. ADR
          (Finland)..................... $  1,673,352
   34,550 QUALCOMM, Inc.................    1,305,645
                                         ------------
                                            8,775,620
                                         ------------
          Transportation--1.2%
   23,150 United Parcel Service, Inc.,
          Class B.......................    1,735,787
                                         ------------
          Total Common Stocks
          (Cost $128,502,705)...........  147,563,604
                                         ------------
          Money Market Fund--0.6%
  878,896 BNY Hamilton Money Fund
          (Institutional Shares),
          5.25%(b)
          (Cost $878,896)...............      878,896
                                         ------------
          Investment of Cash
          Collateral for Securities
          Loaned--1.5%
          Money Market Fund--1.5%
2,293,716 BNY Institutional Cash
          Reserve Fund, 5.32%(c)
          (Cost $2,293,716)(d)..........    2,293,716
                                         ------------
          Total Investments
          (Cost $131,675,317)(e)--
          101.2%........................  150,736,216
          Liabilities in excess of other
          assets--(1.2%)................   (1,770,511)
                                         ------------
          Net Assets--100.0%............ $148,965,705
                                         ------------

*  Non-income producing security.
ADRAmerican Depositary Receipt.
(a)Security, or a portion thereof, was on loan at December 31, 2006 (See Note
   4).
(b)Represents annualized 7 day yield at December 31, 2006.
(c)Interest rate shown reflects the yield as of December 31, 2006.
(d)At December 31, 2006, the total market value of the Fund's securities on loan was $2,212,587 and the total value of the collateral held by the Fund was $2,293,716.
(e)The cost of investments for Federal income tax purposes is $131,931,841. At December 31, 2006, net unrealized appreciation was $18,804,375 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $21,668,647 and aggregate gross unrealized depreciation of $2,864,272.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         December 31, 2006

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks--98.7%
          Aerospace/Defense--3.4%
 200,000  United Technologies
          Corp...................... $12,504,000
                                     -----------
          Banks--9.8%
 216,294  Bank of America Corp......  11,547,937
 346,000  U.S. Bancorp..............  12,521,740
 200,000  Wachovia Corp.............  11,390,000
                                     -----------
                                      35,459,677
                                     -----------
          Building Materials--1.2%
 105,000  Florida Rock Industries,
          Inc.......................   4,520,250
                                     -----------
          Chemicals--3.3%
  76,000  duPont (E.I.) de Nemours &
          Co........................   3,701,960
 140,000  Praxair, Inc..............   8,306,200
                                     -----------
                                      12,008,160
                                     -----------
          Coal--0.4%
  42,000  CONSOL Energy, Inc.(a)....   1,349,460
                                     -----------
          Commercial Services--0.5%
  86,000  The Western Union Co......   1,928,120
                                     -----------
          Computers--1.4%
 122,000  NCR Corp.*................   5,216,720
                                     -----------
          Cosmetics/Personal Care--3.5%
 200,000  Procter & Gamble Co.......  12,854,000
                                     -----------
          Diversified Financial Services--8.8%
 246,000  Citigroup, Inc............  13,702,200
  26,000  Goldman Sachs Group,
          Inc.......................   5,183,100
 139,900  JPMorgan Chase & Co.......   6,757,170
  76,000  Morgan Stanley............   6,188,680
                                     -----------
                                      31,831,150
                                     -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Electric--4.3%
 670,000  TECO Energy, Inc.......... $11,544,100
  76,000  TXU Corp..................   4,119,960
                                     -----------
                                      15,664,060
                                     -----------
          Electrical Components & Equipment--1.1%
  92,000  Emerson Electric Co.......   4,056,280
                                     -----------
          Food--5.6%
 180,000  General Mills, Inc........  10,368,000
 200,000  Kellogg Co................  10,012,000
                                     -----------
                                      20,380,000
                                     -----------
          Healthcare--Products--6.1%
 140,000  Becton, Dickinson & Co....   9,821,000
 186,000  Johnson & Johnson.........  12,279,720
                                     -----------
                                      22,100,720
                                     -----------
          Insurance--4.5%
  80,000  Genworth Financial, Inc...   2,736,800
 210,000  The Allstate Corp.........  13,673,100
                                     -----------
                                      16,409,900
                                     -----------
          Iron/Steel--1.5%
  60,100  Allegheny Technologies,
          Inc.......................   5,449,868
                                     -----------
          Machinery--Construction & Mining--1.5%
  86,000  Caterpillar, Inc..........   5,274,380
                                     -----------
          Media--0.9%
 110,000  Idearc, Inc.*.............   3,151,500
                                     -----------
          Miscellaneous Manufacturing--7.9%
 116,000  3M Co.....................   9,039,880
 117,900  Eaton Corp................   8,859,006
 286,000  General Electric Co.......  10,642,060
                                     -----------
                                      28,540,946
                                     -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         December 31, 2006

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Oil & Gas--13.1%
 166,000  Chevron Corp.............. $12,205,980
 186,000  ConocoPhillips............  13,382,700
  46,200  Marathon Oil Corp.........   4,273,500
 110,000  Petroleo Brasilerio S.A.--
          Petrobras ADR (Brazil)(a).  10,282,800
 146,000  Valero Energy Corp........   7,469,360
                                     -----------
                                      47,614,340
                                     -----------
          Oil & Gas Services--2.8%
  40,000  Grant Prideco, Inc.*......   1,590,800
 110,000  Schlumberger Ltd..........   6,947,600
  40,000  Weatherford International
          Ltd.*.....................   1,671,600
                                     -----------
                                      10,210,000
                                     -----------
          Pharmaceuticals--2.5%
 170,000  GlaxoSmithKline PLC ADR
          (Great Britain)(a)........   8,969,200
                                     -----------
          Retail--4.6%
  46,000  Costco Wholesale Corp.....   2,432,020
 100,000  J.C. Penney Co., Inc......   7,736,000
 220,000  Limited Brands, Inc.......   6,366,800
                                     -----------
                                      16,534,820
                                     -----------
          Semiconductors--2.1%
 266,000  Texas Instruments, Inc....   7,660,800
                                     -----------
          Telecommunications--7.5%
 117,120  Alcatel-Lucent ADR
          (France)(a)...............   1,665,446
 176,000  AT&T, Inc.................   6,292,000
 460,000  Motorola, Inc.............   9,457,600
 260,000  Verizon Communications,
          Inc.......................   9,682,400
                                     -----------
                                      27,097,446
                                     -----------

Number of
 Shares                                        Value
---------                                  ------------
          Common Stocks (Continued)
          Transportation--0.4%
   38,000 GulfMark Offshore,
          Inc.*(a)........................ $  1,421,580
                                           ------------
          Total Common Stocks
          (Cost $302,253,332).............  358,207,377
                                           ------------
          Money Market Fund--1.3%
4,694,273 BNY Hamilton Money Fund
          (Institutional Shares), 5.25%(b)
          (Cost $4,694,273)...............    4,694,273
                                           ------------
          Investment of Cash
          Collateral for Securities
          Loaned--1.2%
          Money Market Fund--1.2%
4,374,086 BNY Institutional Cash
          Reserve Fund, 5.32%(c)
          (Cost $4,374,086)(d)............    4,374,086
                                           ------------
          Total Investments
          (Cost $311,321,691)(e)--
          101.2%..........................  367,275,736
          Liabilities in excess of other
          assets--(1.2%)..................   (4,509,913)
                                           ------------
          Net Assets--100.0%.............. $362,765,823
                                           ------------

*  Non-income producing security.
ADRAmerican Depositary Receipt.
(a)Security, or a portion thereof, was on loan at December 31, 2006 (See Note
   4).
(b)Represents annualized 7 day yield at December 31, 2006.
(c)Interest rate shown reflects the yield as of December 31, 2006.
(d)At December 31, 2006, the total market value of the Fund's securities on loan was $4,205,200 and the total value of the collateral held by the Fund was $4,374,086.
(e)The cost of investments for Federal income tax purposes is $311,326,199. At December 31, 2006, net unrealized appreciation was $55,949,537 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $60,576,229 and aggregate gross unrealized depreciation of $4,626,692.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         December 31, 2006

Number of
 Shares                                Value
---------                            ----------
          Common Stocks--98.1%
          Banks--8.9%
 36,000   East West Bancorp, Inc.(a) $1,275,120
 12,000   M&T Bank Corp.(a).........  1,465,920
 40,000   National City Corp.(a)....  1,462,400
 55,000   TCF Financial Corp.(a)....  1,508,100
                                     ----------
                                      5,711,540
                                     ----------
          Beverages--4.5%
 25,000   PepsiCo, Inc..............  1,563,750
 27,500   The Coca-Cola Co..........  1,326,875
                                     ----------
                                      2,890,625
                                     ----------
          Biotechnology--2.0%
 30,000   Charles River Laboratories
          International, Inc.*......  1,297,500
                                     ----------
          Building Materials--2.8%
 38,000   Universal Forest Products,
          Inc.......................  1,771,560
                                     ----------
          Commercial Services--2.6%
 59,000   DeVry, Inc.*..............  1,652,000
                                     ----------
          Diversified Financial Services--5.4%
 20,000   Capital One Financial
          Corp......................  1,536,400
 35,000   Citigroup, Inc............  1,949,500
                                     ----------
                                      3,485,900
                                     ----------
          Electric--5.5%
 20,000   Dominion Resources,
          Inc.(a)...................  1,676,800
 85,000   The AES Corp.*............  1,873,400
                                     ----------
                                      3,550,200
                                     ----------

Number of
 Shares                                    Value
---------                                ----------
          Common Stocks (Continued)
          Electronics--2.3%
 68,000   Flextronics International Ltd.
          (Singapore)*(a)............... $  780,640
 29,000   Jabil Circuit, Inc............    711,950
                                         ----------
                                          1,492,590
                                         ----------
          Engineering & Construction--2.5%
 20,000   Jacobs Engineering Group,
          Inc.*.........................  1,630,800
                                         ----------
          Food--2.3%
 26,000   General Mills, Inc............  1,497,600
                                         ----------
          Gas--2.2%
 35,000   KeySpan Corp..................  1,441,300
                                         ----------
          Healthcare--Products--4.8%
 22,000   Johnson & Johnson.............  1,452,440
 30,000   Stryker Corp..................  1,653,300
                                         ----------
                                          3,105,740
                                         ----------
          Healthcare--Services--2.4%
 36,000   Aetna, Inc....................  1,554,480
                                         ----------
          Home Builders--1.7%
 40,000   Standard Pacific Corp.(a).....  1,071,600
                                         ----------
          Housewares--2.3%
 52,000   Newell Rubbermaid,
          Inc.(a).......................  1,505,400
                                         ----------
          Leisure Time--2.1%
 19,000   Harley-Davidson, Inc..........  1,338,930
                                         ----------
          Machinery--Construction & Mining--2.0%
 21,000   Caterpillar, Inc..............  1,287,930
                                         ----------
          Machinery--Diversified--2.2%
 58,000   Cognex Corp...................  1,381,560
                                         ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         December 31, 2006

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
          Media--2.4%
 45,000   Walt Disney Co........... $1,542,150
                                    ----------
          Miscellaneous Manufacturing--5.5%
 53,000   General Electric Co......  1,972,130
 34,000   Honeywell International,
          Inc......................  1,538,160
                                    ----------
                                     3,510,290
                                    ----------
          Oil & Gas--6.5%
 18,000   Exxon Mobil Corp.........  1,379,340
 30,000   Noble Energy, Inc........  1,472,100
 19,000   Royal Dutch Shell PLC ADR
          (Nerthlands).............  1,345,010
                                    ----------
                                     4,196,450
                                    ----------
          Pharmaceuticals--6.0%
 55,000   Bristol-Myers Squibb Co..  1,447,600
 25,000   Merck & Co., Inc.........  1,090,000
 50,000   Pfizer, Inc..............  1,295,000
                                    ----------
                                     3,832,600
                                    ----------
          Pipelines--4.7%
 13,000   Kinder Morgan, Inc.......  1,374,750
 20,000   Questar Corp.............  1,661,000
                                    ----------
                                     3,035,750
                                    ----------
          Retail--4.9%
 50,000   Lowe's Cos., Inc.........  1,557,500
 34,000   Walgreen Co..............  1,560,260
                                    ----------
                                     3,117,760
                                    ----------
          Semiconductors--5.6%
 30,000   Analog Devices, Inc......    986,100
 80,000   Applied Materials, Inc...  1,476,000

Number of
 Shares                                       Value
---------                                  -----------
          Common Stocks (Continued)
   38,600 Texas Instruments, Inc.......... $ 1,111,680
                                           -----------
                                             3,573,780
                                           -----------
          Software--2.3%
   50,000 Microsoft Corp..................   1,493,000
                                           -----------
          Telecommunications--1.7%
   31,382 AT&T, Inc.......................   1,121,907
                                           -----------
          Total Common Stocks
          (Cost $44,571,751)..............  63,090,942
                                           -----------
          Money Market Fund--1.9%
1,217,448 BNY Hamilton Money Fund
          (Institutional Shares), 5.25%(b)
          (Cost $1,217,448)...............   1,217,448
                                           -----------
          Investment of Cash
          Collateral for Securities
          Loaned--9.2%
          Money Market Fund--9.2%
5,908,571 BNY Institutional Cash
          Reserve Fund, 5.32%(c)
          (Cost $5,908,571)(d)............   5,908,571
                                           -----------
          Total Investments
          (Cost $51,697,770)(e)--
          109.2%..........................  70,216,961
          Liabilities in excess of other
          assets--(9.2%)..................  (5,917,710)
                                           -----------
          Net Assets--100.0%.............. $64,299,251
                                           -----------

*  Non-income producing security.
ADRAmerican Depositary Receipt.
(a)Security, or a portion thereof, was on loan at December 31, 2006 (See Note
   4).
(b)Represents annualized 7 day yield at December 31, 2006.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         December 31, 2006

(c)Interest rate shown reflects the yield as of December 31, 2006.
(d)At December 31, 2006, the total market value of the Fund's securities on loan was $5,742,905 and the total value of the collateral held by the Fund was $5,908,571.
(e)The cost of investments for Federal income tax purposes is $51,697,770. At December 31, 2006, net unrealized appreciation was $18,519,191 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $20,309,947 and aggregate gross unrealized depreciation of $1,790,756.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         December 31, 2006

Number of
 Shares                               Value
---------                           ----------
          Common Stocks--97.6%
          Advertising--0.2%
  1,900   Omnicom Group, Inc....... $  198,626
  4,750   The Interpublic Group of
          Cos., Inc.*..............     58,140
                                    ----------
                                       256,766
                                    ----------
          Aerospace/Defense--2.1%
  4,459   General Dynamics Corp....    331,527
  1,350   Goodrich Corp............     61,493
  1,410   L-3 Communications
          Holdings, Inc.(a)........    115,310
  3,906   Lockheed Martin Corp.....    359,625
  3,810   Northrop Grumman
          Corp.....................    257,937
  4,850   Raytheon Co..............    256,080
  1,850   Rockwell Collins, Inc....    117,087
  8,656   The Boeing Co............    768,998
 11,031   United Technologies
          Corp.....................    689,658
                                    ----------
                                     2,957,715
                                    ----------
          Agriculture--1.7%
 22,920   Altria Group, Inc........  1,966,994
  7,237   Archer-Daniels-Midland
          Co.......................    231,295
  1,855   Reynolds American,
          Inc.(a)..................    121,447
  1,750   UST, Inc.(a).............    101,850
                                    ----------
                                     2,421,586
                                    ----------
          Airlines--0.1%
  8,475   Southwest Airlines Co....    129,837
                                    ----------
          Apparel--0.4%
  4,066   Coach, Inc.*.............    174,675
  1,200   Jones Apparel Group, Inc.     40,116

Number of
 Shares                             Value
---------                         ----------
          Common Stocks (Continued)
  1,150   Liz Claiborne, Inc..... $   49,979
  2,048   NIKE, Inc., Class B....    202,814
  1,000   V.F. Corp..............     82,080
                                  ----------
                                     549,664
                                  ----------
          Auto Manufacturers--0.4%
 20,347   Ford Motor Co.(a)......    152,806
  6,218   General Motors Corp.(a)    191,017
  2,718   PACCAR, Inc............    176,398
                                  ----------
                                     520,221
                                  ----------
          Auto Parts & Equipment--0.2%
  2,150   Johnson Controls, Inc..    184,728
  1,850   The Goodyear Tire &
          Rubber Co.*(a).........     38,832
                                  ----------
                                     223,560
                                  ----------
          Banks--6.5%
 49,109   Bank of America Corp...  2,621,929
  5,916   BB&T Corp..............    259,890
  1,750   Comerica, Inc..........    102,690
  2,089   Commerce Bancorp, Inc..     73,679
  1,400   Compass Bancshares,
          Inc.(a)................     83,510
  6,147   Fifth Third Bancorp....    251,597
  1,350   First Horizon National
          Corp...................     56,403
  2,505   Huntington Bancshares,
          Inc....................     59,494
  4,350   KeyCorp................    165,431
    841   M&T Bank Corp..........    102,737
  2,750   Marshall & Ilsley Corp.    132,303
  4,569   Mellon Financial Corp..    192,583
  6,907   National City Corp.....    252,520
  2,050   Northern Trust Corp....    124,415

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2006

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  3,200   PNC Financial Services
          Group, Inc................. $  236,928
  7,973   Regions Financial Corp.....    298,190
  3,676   State Street Corp..........    247,909
  3,873   SunTrust Banks, Inc........    327,075
  3,500   Synovus Financial Corp.....    107,905
  8,377   The Bank of New York Co.,
          Inc........................    329,802
 19,241   U.S. Bancorp...............    696,332
 20,844   Wachovia Corp..............  1,187,066
 36,919   Wells Fargo & Co...........  1,312,839
  1,212   Zions Bancorp..............     99,917
                                      ----------
                                       9,323,144
                                      ----------
          Beverages--2.0%
  8,408   Anheuser-Busch Cos., Inc...    413,674
    850   Brown-Forman Corp.,
          Class B....................     56,304
  2,900   Coca-Cola Enterprises,
          Inc........................     59,218
  2,200   Constellation Brands, Inc.,
          Class A*...................     63,844
    500   Molson Coors Brewing
          Co.........................     38,220
 17,958   PepsiCo, Inc...............  1,123,272
 22,299   The Coca-Cola Co...........  1,075,927
  1,556   The Pepsi Bottling Group,
          Inc........................     48,096
                                      ----------
                                       2,878,555
                                      ----------
          Biotechnology--1.1%
 12,757   Amgen, Inc.*...............    871,430
  3,730   Biogen Idec, Inc.*.........    183,479
  4,050   Celgene Corp.*.............    232,997
  2,850   Genzyme Corp.*.............    175,503

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  2,535   MedImmune, Inc.*........... $   82,058
    600   Millipore Corp.*(a)........     39,960
                                      ----------
                                       1,585,427
                                      ----------
          Building Materials--0.1%
  1,900   American Standard Cos.,
          Inc........................     87,115
  4,300   Masco Corp.................    128,441
                                      ----------
                                         215,556
                                      ----------
          Chemicals--1.5%
  2,400   Air Products and Chemicals,
          Inc........................    168,672
    625   Ashland, Inc...............     43,238
 10,059   duPont (E.I.) de Nemours &
          Co.........................    489,973
    900   Eastman Chemical Co........     53,379
  1,950   Ecolab, Inc................     88,140
  1,150   Hercules, Inc.*............     22,207
    903   International Flavors &
          Fragrances, Inc............     44,391
  5,988   Monsanto Co................    314,550
  1,800   PPG Industries, Inc.(a)....    115,578
  3,581   Praxair, Inc.(a)...........    212,461
  1,550   Rohm and Haas Co...........     79,236
    750   Sigma-Aldrich Corp.........     58,290
 10,497   The Dow Chemical Co........    419,250
  1,250   The Sherwin-Williams
          Co.........................     79,475
                                      ----------
                                       2,188,840
                                      ----------
          Coal--0.1%
  2,000   Consol Energy, Inc.(a).....     64,260
  2,900   Peabody Energy Corp........    117,189
                                      ----------
                                         181,449
                                      ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2006

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
          Commercial Services--0.8%
  1,575   Apollo Group, Inc.,
          Class A*..................... $   61,378
  1,450   Convergys Corp.*.............     34,481
  1,421   Equifax, Inc.................     57,693
  3,450   H&R Block, Inc.(a)...........     79,488
  3,250   McKesson Corp................    164,775
  1,400   Monster Worldwide, Inc.*.....     65,296
  2,600   Moody's Corp.................    179,556
  3,675   Paychex, Inc.................    145,310
  2,350   R. R. Donnelley & Sons
          Co.(a).......................     83,519
  1,800   Robert Half International,
          Inc..........................     66,816
  8,246   The Western Union Co.........    184,874
                                        ----------
                                         1,123,186
                                        ----------
          Computers--4.0%
  1,300   Affiliated Computer Services,
          Inc.*........................     63,492
  9,301   Apple Computer, Inc.*........    789,097
  1,562   Cognizant Technology
          Solutions Corp.*.............    120,524
  1,900   Computer Sciences
          Corp.*.......................    101,403
 24,842   Dell, Inc.*..................    623,286
  5,550   Electronic Data Systems
          Corp.........................    152,903
 24,085   EMC Corp.*(a)................    317,922
 29,953   Hewlett-Packard Co...........  1,233,764
 16,503   International Business
          Machines Corp................  1,603,265
  1,100   Lexmark International,
          Inc.*........................     80,520

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  1,950   NCR Corp.*................. $   83,382
  4,050   Network Appliance, Inc.*...    159,084
  2,450   SanDisk Corp.*.............    105,424
 37,950   Sun Microsystems, Inc.*....    205,689
  3,700   Unisys Corp.*..............     29,008
                                      ----------
                                       5,668,763
                                      ----------
          Cosmetics/Personal Care--2.0%
  4,800   Avon Products, Inc.........    158,592
  5,677   Colgate-Palmolive Co.......    370,367
 34,653   Procter & Gamble Co........  2,227,149
  1,400   The Estee Lauder Cos.,
          Inc........................     57,148
                                      ----------
                                       2,813,256
                                      ----------
          Distribution/Wholesale--0.1%
  1,850   Genuine Parts Co.(a).......     87,746
    850   W.W. Grainger, Inc.........     59,449
                                      ----------
                                         147,195
                                      ----------
          Diversified Financial Services--8.7%
 13,181   American Express Co........    799,691
  2,640   Ameriprise Financial, Inc..    143,880
  4,446   Capital One Financial
          Corp.......................    341,542
    385   Chicago Mercantile Exchange
          Holdings, Inc..............    196,254
  2,150   CIT Group, Inc.............    119,906
 53,735   Citigroup, Inc.............  2,993,039
  6,792   Countrywide Financial
          Corp.......................    288,320
  4,600   E*TRADE Financial
          Corp.*.....................    103,132
 10,663   Fannie Mae.................    633,276

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2006

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
    950   Federated Investors, Inc.,
          Class B..................... $    32,091
  1,816   Franklin Resources, Inc.....     200,069
  7,579   Freddie Mac.................     514,614
  4,671   Goldman Sachs Group,
          Inc.........................     931,163
 37,936   JPMorgan Chase & Co.........   1,832,308
  2,150   Janus Capital Group, Inc....      46,419
  1,471   Legg Mason, Inc.............     139,819
  5,830   Lehman Brothers Holdings,
          Inc.........................     455,440
  9,667   Merrill Lynch & Co., Inc....     899,997
 11,600   Morgan Stanley..............     944,587
  4,450   SLM Corp....................     217,027
  2,850   T. Rowe Price Group,
          Inc.........................     124,745
  1,303   The Bear Stearns Cos.,
          Inc.........................     212,102
 11,100   The Charles Schwab
          Corp........................     214,674
                                       -----------
                                        12,384,095
                                       -----------
          Electric--3.2%
  1,800   Allegheny Energy, Inc.*.....      82,638
  2,250   Ameren Corp.(a).............     120,893
  4,280   American Electric Power Co.,
          Inc.........................     182,242
  3,350   CenterPoint Energy, Inc.....      55,543
  2,300   CMS Energy Corp.*(a)........      38,410
  2,808   Consolidated Edison, Inc....     134,981
  1,950   Constellation Energy Group,
          Inc.........................     134,297
  3,911   Dominion Resources, Inc.....     327,898
  1,950   DTE Energy Co.(a)...........      94,400

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
 13,732   Duke Energy Corp........... $  456,039
  4,050   Dynegy, Inc.*..............     29,322
  3,550   Edison International.......    161,454
  2,300   Entergy Corp...............    212,336
  7,343   Exelon Corp................    454,458
  3,491   FirstEnergy Corp...........    210,507
  4,400   FPL Group, Inc.............    239,448
  3,800   PG&E Corp..................    179,854
  1,100   Pinnacle West Capital
          Corp.......................     55,759
  4,238   PPL Corp...................    151,890
  2,741   Progress Energy, Inc.......    134,528
  2,750   Public Service Enterprise
          Group, Inc.................    182,545
  2,200   TECO Energy, Inc...........     37,906
  7,150   The AES Corp.*.............    157,586
  8,185   The Southern Co............    301,699
  5,020   TXU Corp...................    272,134
  4,377   Xcel Energy, Inc...........    100,934
                                      ----------
                                       4,509,701
                                      ----------
          Electrical Components & Equipment--0.3%
  1,750   American Power Conversion
          Corp.......................     53,533
  8,800   Emerson Electric Co........    387,991
  1,604   Molex, Inc.................     50,735
                                      ----------
                                         492,259
                                      ----------
          Electronics--0.5%
  4,530   Agilent Technologies,
          Inc.*......................    157,870
  2,031   Applera Corp.--Applied
          Biosystems Group*(a).......     74,517
  1,950   Jabil Circuit, Inc.........     47,873
  1,300   PerkinElmer, Inc...........     28,899

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2006

Number of
 Shares                              Value
---------                           --------
          Common Stocks (Continued)
  5,700   Sanmina-SCI Corp.*....... $ 19,665
  9,850   Solectron Corp.*(a)......   31,717
  2,650   Symbol Technologies, Inc.   39,591
    850   Tektronix, Inc...........   24,795
  4,500   Thermo Fisher Scientific,
          Inc.*....................  203,804
  1,150   Waters Corp.*............   56,316
                                    --------
                                     685,047
                                    --------
          Engineering & Construction--0.0%
    950   Fluor Corp...............   77,568
                                    --------
          Entertainment--0.1%
  3,700   International Game
          Technology...............  170,940
                                    --------
          Environmental Control--0.2%
  2,650   Allied Waste Industries,
          Inc.*....................   32,569
  5,850   Waste Management, Inc....  215,104
                                    --------
                                     247,673
                                    --------
          Food--1.4%
  2,373   Campbell Soup Co.........   92,286
  5,450   ConAgra Foods, Inc.......  147,150
  1,450   Dean Foods Co.*..........   61,306
  3,752   General Mills, Inc.......  216,115
  3,600   H.J. Heinz Co............  162,036
  2,799   Kellogg Co...............  140,118
  1,450   McCormick & Co., Inc.....   55,912
  4,800   Safeway, Inc.............  165,888
  7,906   Sara Lee Corp............  134,639
  2,309   SUPER VALU, INC..........   82,547
  6,700   SYSCO Corp...............  246,292
  1,900   The Hershey Co...........   94,620
  7,800   The Kroger Co............  179,946

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  2,650   Tyson Foods, Inc.,
          Class A(a)................ $   43,593
  1,540   Whole Foods Market, Inc...     72,272
  2,375   Wm. Wrigley Jr. Co........    122,835
                                     ----------
                                      2,017,555
                                     ----------
          Forest Products & Paper--0.4%
  5,030   International Paper Co....    171,523
  1,891   MeadWestvaco Corp.........     56,843
  1,900   Plum Creek Timber Co.,
          Inc.(a)...................     75,715
  1,200   Temple-Inland, Inc........     55,236
  2,587   Weyerhaeuser Co...........    182,772
                                     ----------
                                        542,089
                                     ----------
          Gas--0.2%
  1,900   KeySpan Corp..............     78,242
    500   NICOR, Inc................     23,400
  2,857   NiSource, Inc.............     68,854
    450   Peoples Energy Corp.......     20,057
  2,850   Sempra Energy.............    159,713
                                     ----------
                                        350,266
                                     ----------
          Hand/Machine Tools--0.1%
    742   Black & Decker Corp.......     59,338
    650   Snap-on, Inc..............     30,966
    900   The Stanley Works.........     45,261
                                     ----------
                                        135,565
                                     ----------
          Healthcare--Products--3.0%
    600   Bausch & Lomb, Inc........     31,236
  7,159   Baxter International, Inc.    332,106
  2,719   Becton, Dickinson & Co....    190,738
  2,662   Biomet, Inc...............    109,861
 12,731   Boston Scientific Corp.*..    218,719

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2006

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  1,150   C. R. Bard, Inc............ $   95,416
 31,718   Johnson & Johnson..........  2,094,022
 12,589   Medtronic, Inc.............    673,637
  1,585   Patterson Cos., Inc.*......     56,283
  3,882   St. Jude Medical, Inc.*....    141,926
  3,291   Stryker Corp...............    181,367
  2,640   Zimmer Holdings, Inc.*.....    206,923
                                      ----------
                                       4,332,234
                                      ----------
          Healthcare--Services--1.5%
  5,709   Aetna, Inc.................    246,515
  1,750   Coventry Health Care,
          Inc.*......................     87,588
  2,500   Health Management
          Associates, Inc., Class A..     52,775
  1,800   Humana, Inc.*..............     99,558
  1,420   Laboratory Corp. of America
          Holdings*..................    104,327
    800   Manor Care, Inc............     37,536
  1,750   Quest Diagnostics, Inc.....     92,750
  5,050   Tenet Healthcare Corp.*....     35,199
 14,731   UnitedHealth Group, Inc....    791,496
  6,781   WellPoint, Inc.*...........    533,597
                                      ----------
                                       2,081,341
                                      ----------
          Home Builders--0.2%
  1,300   Centex Corp................     73,151
  3,038   D.R. Horton, Inc...........     80,477
    850   KB Home....................     43,588
  1,500   Lennar Corp.(a)............     78,690
  2,300   Pulte Homes, Inc...........     76,176
                                      ----------
                                         352,082
                                      ----------
          Home Furnishings--0.1%
    710   Harman International
          Industries, Inc............     70,936

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
    851   Whirlpool Corp............. $   70,650
                                      ----------
                                         141,586
                                      ----------
          Household Products/Wares--0.5%
  1,050   Avery Dennison Corp........     71,327
  1,650   Fortune Brands, Inc........    140,893
  5,026   Kimberly-Clark Corp........    341,516
  1,650   The Clorox Co..............    105,848
                                      ----------
                                         659,584
                                      ----------
          Housewares--0.1%
  3,000   Newell Rubbermaid,
          Inc.(a)....................     86,850
                                      ----------
          Insurance--4.9%
  3,550   ACE Ltd. (Bermuda).........    215,024
  5,462   AFLAC, Inc.................    251,252
  1,150   Ambac Financial Group,
          Inc........................    102,431
 28,430   American International
          Group, Inc.................  2,037,293
  3,400   Aon Corp...................    120,156
  1,122   CIGNA Corp.................    147,622
  1,883   Cincinnati Financial Corp..     85,319
  4,900   Genworth Financial, Inc....    167,629
  3,466   Hartford Financial Services
          Group, Inc.................    323,412
  3,119   Lincoln National Corp......    207,102
  4,945   Loews Corp.................    205,069
  6,062   Marsh & McLennan Cos.,
          Inc........................    185,861
  1,475   MBIA, Inc..................    107,764
  8,314   MetLife, Inc...............    490,608
    950   MGIC Investment
          Corp.(a)...................     59,413

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2006

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  2,950   Principal Financial Group,
          Inc......................... $  173,165
  5,250   Prudential Financial, Inc...    450,765
  1,151   SAFECO Corp.................     71,995
  6,878   The Allstate Corp...........    447,827
  4,546   The Chubb Corp..............    240,529
  8,355   The Progressive Corp........    202,358
  7,565   The St. Paul Travelers Cos.,
          Inc.........................    406,165
  1,100   Torchmark Corp..............     70,136
  3,700   UnumProvident Corp.(a)......     76,886
  2,021   XL Capital Ltd., Class A
          (Bermuda)...................    145,552
                                       ----------
                                        6,991,333
                                       ----------
          Internet--1.6%
  3,400   Amazon.Com, Inc.*(a)........    134,164
 12,700   eBay, Inc.*.................    381,889
  2,344   Google, Inc., Class A*......  1,079,365
  2,400   IAC/InterActiveCorp*........     89,184
 10,113   Symantec Corp.*(a)..........    210,856
  2,650   VeriSign, Inc.*.............     63,733
 13,400   Yahoo!, Inc.*...............    342,236
                                       ----------
                                        2,301,427
                                       ----------
          Iron/Steel--0.3%
  1,100   Allegheny Technologies,
          Inc.........................     99,748
  3,336   Nucor Corp..................    182,346
  1,335   United States Steel Corp....     97,642
                                       ----------
                                          379,736
                                       ----------
          Leisure Time--0.4%
    950   Brunswick Corp.(a)..........     30,305
  4,905   Carnival Corp...............    240,590

Number of
 Shares                                  Value
---------                               --------
          Common Stocks (Continued)
  2,850   Harley-Davidson, Inc......... $200,840
  1,380   Sabre Holdings Corp..........   44,008
                                        --------
                                         515,743
                                        --------
          Lodging--0.5%
  2,050   Harrah's Entertainment,
          Inc..........................  169,576
  4,291   Hilton Hotels Corp...........  149,756
  3,642   Marriott International, Inc.,
          Class A......................  173,797
  2,350   Starwood Hotels & Resorts
          Worldwide, Inc...............  146,875
  2,120   Wyndham Worldwide
          Corp.*.......................   67,882
                                        --------
                                         707,886
                                        --------
          Machinery--Construction & Mining--0.4%
  7,100   Caterpillar, Inc.............  435,443
  1,100   Terex Corp.*.................   71,038
                                        --------
                                         506,481
                                        --------
          Machinery--Diversified--0.3%
    569   Cummins, Inc.................   67,244
  2,553   Deere & Co...................  242,714
  1,900   Rockwell Automation,
          Inc..........................  116,052
                                        --------
                                         426,010
                                        --------
          Media--3.5%
  8,569   CBS Corp., Class B(a)........  267,181
  5,350   Clear Channel
          Communications, Inc..........  190,139
 22,759   Comcast Corp.,
          Class A*(a)..................  963,387
    700   Dow Jones & Co., Inc.(a).....   26,600

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2006

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
    900   EW Scripps Co............ $   44,946
  2,550   Gannett Co., Inc.........    154,173
    450   Meredith Corp.(a)........     25,358
  8,300   The DIRECTV Group,
          Inc.*(a).................    207,002
  3,874   The McGraw-Hill Cos.,
          Inc......................    263,509
  1,500   The New York Times Co.,
          Class A(a)...............     36,540
 25,597   The News Corp., Ltd.,
          Class A..................    549,824
 43,659   Time Warner, Inc.........    950,893
  2,025   Tribune Co...............     62,330
  2,792   Univision Communications,
          Inc.*....................     98,893
  7,660   Viacom, Inc. Class B*....    314,290
 22,550   Walt Disney Co...........    772,789
                                    ----------
                                     4,927,854
                                    ----------
          Mining--0.7%
  9,519   Alcoa, Inc...............    285,664
  2,150   Freeport-McMoRan Copper
          & Gold, Inc., Class B....    119,820
  4,956   Newmont Mining Corp......    223,763
  2,251   Phelps Dodge Corp........    269,490
  1,050   Vulcan Materials Co......     94,364
                                    ----------
                                       993,101
                                    ----------
          Miscellaneous Manufacturing--5.1%
  8,053   3M Co....................    627,570
  1,000   Cooper Industries, Ltd...     90,430
  2,600   Danaher Corp.............    188,344
  2,200   Dover Corp.(a)...........    107,844
  3,100   Eastman Kodak Co.(a).....     79,980
  1,650   Eaton Corp...............    123,981

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
 112,727  General Electric Co...... $4,194,572
   8,968  Honeywell International,
          Inc......................    405,712
   4,550  Illinois Tool Works, Inc.    210,165
   3,353  Ingersoll-Rand Co., Ltd.,
          Class A (Bermuda)........    131,203
   2,000  ITT Corp.................    113,640
   1,900  Leggett & Platt, Inc.(a).     45,410
   1,300  Pall Corp................     44,915
   1,300  Parker-Hannifin Corp.....     99,944
   1,400  Textron, Inc.............    131,278
  21,760  Tyco International Ltd.
          (Bermuda)................    661,504
                                    ----------
                                     7,256,492
                                    ----------
          Office/Business Equipment--0.2%
   2,400  Pitney Bowes, Inc........    110,856
  10,500  Xerox Corp.*.............    177,975
                                    ----------
                                       288,831
                                    ----------
          Oil & Gas--7.8%
   5,080  Anadarko Petroleum
          Corp.....................    221,082
   3,588  Apache Corp..............    238,638
   4,559  Chesapeake Energy Corp...    132,439
  23,859  Chevron Corp.............  1,754,351
  17,998  ConocoPhillips...........  1,294,956
   4,870  Devon Energy Corp........    326,680
   2,650  EOG Resources, Inc.......    165,493
  63,783  Exxon Mobil Corp.........  4,887,690
   2,930  Hess Corp................    145,240
   3,844  Marathon Oil Corp........    355,570
   2,050  Murphy Oil Corp..........    104,243
   3,246  Nabors Industries Ltd.
          (Bermuda)*(a)............     96,666

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2006

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
  1,500   Noble Corp............... $   114,225
  9,422   Occidental Petroleum
          Corp.....................     460,076
  1,150   Rowan Cos., Inc.(a)......      38,180
  1,347   Sunoco, Inc..............      83,999
  3,198   Transocean, Inc.*........     258,686
  6,650   Valero Energy Corp.......     340,214
  3,966   XTO Energy, Inc..........     186,600
                                    -----------
                                     11,205,028
                                    -----------
          Oil & Gas Services--1.3%
  3,550   Baker Hughes, Inc........     265,043
  3,150   BJ Services Co...........      92,358
 10,996   Halliburton Co...........     341,426
  1,900   National Oilwell Varco,
          Inc.*....................     116,242
 12,885   Schlumberger Ltd.........     813,816
  2,200   Smith International, Inc.      90,354
  3,750   Weatherford International
          Ltd.*....................     156,713
                                    -----------
                                      1,875,952
                                    -----------
          Packaging & Containers--0.1%
  1,150   Ball Corp.(a)............      50,140
  1,100   Bemis Co., Inc...........      37,378
  1,450   Pactiv Corp.*............      51,751
    900   Sealed Air Corp..........      58,428
                                    -----------
                                        197,697
                                    -----------
          Pharmaceuticals--5.6%
 16,785   Abbott Laboratories......     817,597
  1,682   Allergan, Inc............     201,403
  2,091   AmerisourceBergen Corp...      94,011
  1,150   Barr Pharmaceuticals,
          Inc.*....................      57,638

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
 21,508   Bristol-Myers Squibb Co... $  566,091
  4,452   Cardinal Health, Inc......    286,842
  4,650   Caremark Rx, Inc..........    265,562
 10,766   Eli Lilly & Co............    560,909
  1,500   Express Scripts, Inc.*....    107,400
  3,450   Forest Laboratories, Inc.*    174,570
  5,029   Gilead Sciences, Inc.*....    326,533
  1,640   Hospira, Inc.*............     55,071
  2,566   King Pharmaceuticals,
          Inc.*.....................     40,851
  3,197   Medco Health Solutions,
          Inc.*.....................    170,848
 23,742   Merck & Co., Inc..........  1,035,150
  2,200   Mylan Laboratories, Inc...     43,912
 78,885   Pfizer, Inc...............  2,043,121
 16,213   Schering-Plough Corp......    383,275
  1,050   Watson Pharmaceuticals,
          Inc.*.....................     27,332
 14,727   Wyeth.....................    749,899
                                     ----------
                                      8,008,015
                                     ----------
          Pipelines--0.3%
  7,430   El Paso Corp..............    113,530
  1,200   Kinder Morgan, Inc........    126,900
    956   Questar Corp..............     79,396
  6,531   The Williams Cos., Inc....    170,590
                                     ----------
                                        490,416
                                     ----------
          Real Estate--0.1%
  2,052   CB Richard Ellis Group,
          Inc.......................     68,126
  2,250   Realogy Corp.*............     68,220
                                     ----------
                                        136,346
                                     ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2006

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          REITS--1.1%
  1,050   Apartment Investment &
          Management Co., Class A..... $   58,821
  2,435   Archstone-Smith Trust(a)....    141,741
  1,300   Boston Properties, Inc......    145,444
  3,905   Equity Office Properties
          Trust(a)....................    188,104
  3,246   Equity Residential..........    164,735
  2,472   Kimco Realty Corp...........    111,116
  2,730   ProLogis....................    165,902
  1,350   Public Storage, Inc.........    131,625
  2,435   Simon Property Group,
          Inc.........................    246,641
  1,412   Vornado Realty Trust(a).....    171,558
                                       ----------
                                        1,525,687
                                       ----------
          Retail--5.4%
  1,600   AutoNation, Inc.*(a)........     34,112
    554   AutoZone, Inc.*.............     64,020
  3,050   Bed Bath & Beyond, Inc.*....    116,205
  4,425   Best Buy Co., Inc...........    217,666
  1,100   Big Lots, Inc.*.............     25,212
  1,450   Circuit City Stores, Inc....     27,521
  5,050   Costco Wholesale Corp.(a)...    266,994
  9,013   CVS Corp....................    278,592
  1,600   Darden Restaurants, Inc.....     64,272
    600   Dillard's, Inc..............     20,982
  3,362   Dollar General Corp.........     53,994
  1,600   Family Dollar Stores, Inc...     46,928
  5,743   Federated Department Stores,
          Inc.........................    218,981
 22,350   Home Depot, Inc.(a).........    897,575
  2,450   J. C. Penney Co., Inc.......    189,532
  3,621   Kohl's Corp.*...............    247,785

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  3,650   Limited Brands, Inc....... $  105,631
 16,659   Lowe's Cos., Inc..........    518,928
 13,525   McDonald's Corp...........    599,563
  2,500   Nordstrom, Inc............    123,350
  3,000   Office Depot, Inc.*.......    114,510
    800   OfficeMax, Inc............     39,720
  1,400   RadioShack Corp.(a).......     23,492
    908   Sears Holdings Corp.*(a)..    152,480
  7,957   Staples, Inc..............    212,452
  8,287   Starbucks Corp.*..........    293,526
  9,393   Target Corp...............    535,871
  5,750   The GAP, Inc..............    112,125
  1,450   Tiffany & Co.(a)..........     56,898
  5,022   TJX Cos., Inc.............    143,227
 11,013   Walgreen Co...............    505,387
 26,893   Wal-Mart Stores, Inc......  1,241,918
  1,045   Wendy's International,
          Inc.......................     34,579
  2,950   Yum! Brands, Inc..........    173,460
                                     ----------
                                      7,757,488
                                     ----------
          Savings & Loans--0.4%
  3,787   Sovereign Bancorp, Inc.(a)     96,152
 10,392   Washington Mutual, Inc....    472,732
                                     ----------
                                        568,884
                                     ----------
          Semiconductors--2.4%
  6,021   Advanced Micro Devices,
          Inc.*(a)..................    122,527
  3,850   Altera Corp.*.............     75,768
  3,800   Analog Devices, Inc.......    124,906
 14,950   Applied Materials, Inc....    275,828
  5,175   Broadcom Corp.*...........    167,204
 63,055   Intel Corp................  1,276,863
  2,150   KLA-Tencor Corp.(a).......    106,963

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2006

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
  3,250   Linear Technology Corp....... $   98,540
  4,300   LSI Logic Corp.*(a)..........     38,700
  3,450   Maxim Integrated Products,
          Inc..........................    105,639
  8,250   Micron Technology, Inc.*.....    115,170
  2,986   National Semiconductor
          Corp.........................     67,782
  1,300   Novellus Systems, Inc.*......     44,746
  3,936   NVIDIA Corp.*................    145,671
  2,200   PMC--Sierra, Inc.*(a)........     14,762
  1,650   QLogic Corp.*................     36,168
  2,050   Teradyne, Inc.*..............     30,668
 16,227   Texas Instruments, Inc.......    467,338
  3,650   Xilinx, Inc..................     86,907
                                        ----------
                                         3,402,150
                                        ----------
          Software--3.7%
  6,379   Adobe Systems, Inc.*.........    262,304
  2,571   Autodesk, Inc.*..............    104,023
  6,000   Automatic Data Processing,
          Inc..........................    295,500
  2,305   BMC Software, Inc.*..........     74,221
  4,400   CA, Inc......................     99,660
  1,950   Citrix Systems, Inc.*........     52,748
  3,425   Compuware Corp.*.............     28,530
  3,350   Electronic Arts, Inc.*.......    168,706
  1,800   Fidelity National Information
          Services, Inc................     72,162
  8,246   First Data Corp..............    210,438
  1,900   Fiserv, Inc.*................     99,598
  2,100   IMS Health, Inc..............     57,708
  3,859   Intuit, Inc.*................    117,738
 94,603   Microsoft Corp...............  2,824,845

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  3,650   Novell, Inc.*(a).......... $   22,630
 43,550   Oracle Corp.*.............    746,447
                                     ----------
                                      5,237,258
                                     ----------
          Telecommunications--6.0%
  1,214   ADC Telecommunications,
          Inc.*.....................     17,639
  4,086   Alltel Corp...............    247,121
 42,023   AT&T, Inc.................  1,502,322
  4,887   Avaya, Inc.*..............     68,320
 19,948   BellSouth Corp............    939,750
  1,318   CenturyTel, Inc...........     57,544
    892   Ciena Corp.*(a)...........     24,717
 66,410   Cisco Systems, Inc.*......  1,814,986
  3,450   Citizens Communications
          Co.(a)....................     49,577
  2,100   Comverse Technology,
          Inc.*.....................     44,331
 17,106   Corning, Inc.*............    320,053
  1,619   Embarq Corp...............     85,095
  2,243   JDS Uniphase Corp*........     37,368
  6,050   Juniper Networks, Inc.*(a)    114,587
 26,450   Motorola, Inc.............    543,812
 18,072   QUALCOMM, Inc.............    682,941
 17,259   Qwest Communications
          International, Inc.*(a)...    144,458
 31,658   Sprint Nextel Corp........    598,020
  4,800   Tellabs, Inc.*............     49,248
 31,927   Verizon Communications,
          Inc.......................  1,188,961
  5,090   Windstream Corp...........     72,380
                                     ----------
                                      8,603,230
                                     ----------
          Textiles--0.0%
  1,500   Cintas Corp...............     59,565
                                     ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2006

Number of
 Shares                                        Value
----------                                  ------------
           Common Stocks (Continued)
           Toys/Games/Hobbies--0.1%
     1,700 Hasbro, Inc..................... $     46,325
     4,050 Mattel, Inc.....................       91,773
                                            ------------
                                                 138,098
                                            ------------
           Transportation--1.6%
     3,950 Burlington Northern Santa Fe
           Corp............................      291,550
     4,750 CSX Corp........................      163,543
     3,350 FedEx Corp......................      363,876
     4,340 Norfolk Southern Corp...........      218,259
       700 Ryder System, Inc...............       35,742
     2,950 Union Pacific Corp..............      271,459
    11,766 United Parcel Service, Inc.,
           Class B.........................      882,214
                                            ------------
                                               2,226,643
                                            ------------
           Total Common Stocks
           (Cost $117,498,209).............  139,178,506
                                            ------------
Principal
 Amount
----------
           United States Government
           Agencies & Obligations--0.2%
           United States Treasury Bill--0.2%
$  300,000 4.85%, 2/08/07+
           (Cost $298,464).................      298,584
                                            ------------
Number of
 Shares
----------
           Money Market Fund--2.0%
 2,919,344 BNY Hamilton Money Fund
           (Institutional Shares), 5.25%(b)
           (Cost $2,919,344)...............    2,919,344
                                            ------------

Number of
 Shares                                      Value
---------                                ------------
          Investment of Cash
          Collateral for Securities
          Loaned--4.1%
          Money Market Fund--4.1%
5,840,461 BNY Institutional Cash
          Reserve Fund, 5.32%(c)
          (Cost $5,840,461)(d).......... $  5,840,461
                                         ------------
          Total Investments
          (Cost $126,556,478)(e)--
          103.9%........................  148,236,895
          Liabilities in excess of other
          assets--(3.9%)................   (5,612,429)
                                         ------------
          Net Assets--100.0%............ $142,624,466
                                         ------------

*  Non-income producing security.
+ Coupon rate represents discounted rate at time of purchase for United States Treasury Bills.
(a)Security, or a portion thereof, was on loan at December 31, 2006 (See Note
   4).
(b)Represents annualized 7day yield at December 31, 2006.
(c)Interest rate shown reflects the yield as of December 31, 2006.
(d)At December 31, 2006, the total market value of the Fund's securities on loan was $5,619,054 and the total value of the collateral held by the Fund was $5,840,461.
(e)The cost of investments for Federal income tax purposes is $127,185,298. At December 31, 2006, net unrealized appreciation was $21,051,597 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $24,639,816 and aggregate gross unrealized depreciation of $3,588,219.

At December 31, 2006, the S&P 500 Index Fund had entered into exchange traded financial future contracts as described below:

                                                Unrealized
                                              Appreciation at
                           Maturity            December 31,
                    Index    Date   Contracts      2006
                    -----  -------- --------- ---------------
                   S&P 500 December
                    Index      2006    47         $10,214

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Schedule of Investments

         December 31, 2006

               Number of
                Shares                                  Value
               ---------                             -----------
                         Common Stocks--94.5%
                         Aerospace/Defense--1.6%
                 86,000  K&F Industries Holdings,
                         Inc.*(a)................... $ 1,953,060
                 53,100  MTC Technologies,
                         Inc.*(a)...................   1,250,505
                                                     -----------
                                                       3,203,565
                                                     -----------
                         Banks--7.6%
                 55,700  Bank of the Ozarks,
                         Inc.(a)....................   1,841,442
                 98,000  East West Bancorp, Inc.....   3,471,160
                117,500  Signature Bank*(a).........   3,640,150
                201,200  Umpqua Holdings Corp.......   5,921,315
                                                     -----------
                                                      14,874,067
                                                     -----------
                         Building Materials--2.5%
                103,500  Universal Forest Products,
                         Inc.(a)....................   4,825,170
                                                     -----------
                         Chemicals--2.9%
                129,800  Cabot Corp.................   5,655,386
                                                     -----------
                         Commercial Services--7.4%
                 90,600  Deluxe Corp.(a)............   2,283,120
                135,000  HMS Holdings Corp.*(a).....   2,045,250
                 73,500  Landauer, Inc..............   3,856,545
                118,300  Ritchie Bros. Auctioneers,
                         Inc. (Canada)(a)...........   6,333,782
                                                     -----------
                                                      14,518,697
                                                     -----------
                         Diversified Financial Services--2.1%
                 95,200  National Financial Partners
                         Corp.......................   4,185,944
                                                     -----------
                         Electric--3.0%
                235,500  Cleco Corp.(a).............   5,941,665
                                                     -----------
                         Electronics--4.8%
                138,275  LoJack Corp.*(a)...........   2,361,737

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
 336,200  Newport Corp.*(a)......... $ 7,043,390
                                     -----------
                                       9,405,127
                                     -----------
          Environmental Control--3.5%
  91,000  Stericycle, Inc.*(a)......   6,870,500
                                     -----------
          Food--3.8%
 100,000  Performance Food Group
          Co.*(a)...................   2,764,000
  90,300  Ralcorp Holdings, Inc.*(a)   4,595,367
                                     -----------
                                       7,359,367
                                     -----------
          Healthcare--Products--6.7%
 114,300  Arrow International, Inc..   4,043,934
 105,400  Meridian Bioscience,
          Inc.(a)...................   2,585,462
 124,300  Respironics, Inc.*........   4,692,325
  40,700  The Cooper Cos., Inc.(a)..   1,811,150
                                     -----------
                                      13,132,871
                                     -----------
          Home Builders--4.3%
  97,900  Standard Pacific Corp.(a).   2,622,741
 132,500  Thor Industries, Inc.(a)..   5,828,675
                                     -----------
                                       8,451,416
                                     -----------
          Household Products/Wares--3.7%
 235,800  Tupperware Brands Corp....   5,331,438
  54,000  WD-40 Co..................   1,882,980
                                     -----------
                                       7,214,418
                                     -----------
          Housewares--2.8%
 119,200  The Toro Co...............   5,558,296
                                     -----------
          Insurance--1.8%
  71,100  ProAssurance Corp.*(a)....   3,549,312
                                     -----------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         December 31, 2006

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Leisure Time--2.5%
 101,000  Life Time Fitness, Inc.*(a) $ 4,899,510
                                      -----------
          Machinery--Diversified--4.7%
 170,400  Cognex Corp.(a)............   4,058,928
  49,600  Middleby Corp.*(a).........   5,191,632
                                      -----------
                                        9,250,560
                                      -----------
          Miscellaneous Manufacturing--4.6%
 126,500  Clarcor, Inc...............   4,276,965
 119,800  Matthews International
          Corp., Class A(a)..........   4,714,130
                                      -----------
                                        8,991,095
                                      -----------
          Oil & Gas--1.9%
 100,000  St. Mary Land & Exploration
          Co.(a).....................   3,684,000
                                      -----------
          Oil & Gas Services--2.9%
  90,000  Universal Compression
          Holdings, Inc.*............   5,589,900
                                      -----------
          REITS--3.5%
 120,300  American Campus
          Communities, Inc...........   3,424,941
  98,550  Cousins Properties, Inc.(a)   3,475,859
                                      -----------
                                        6,900,800
                                      -----------
          Retail--5.7%
 139,900  Hibbett Sporting Goods,
          Inc.*(a)...................   4,271,147
 117,500  O'Reilly Automotive,
          Inc.*(a)...................   3,767,050
  69,800  Tractor Supply Co.*(a).....   3,120,758
                                      -----------
                                       11,158,955
                                      -----------

Number of
 Shares                                       Value
---------                                  ------------
          Common Stocks (Continued)
          Semiconductors--4.8%
  106,300 Cohu, Inc....................... $  2,143,008
  430,600 Entegris, Inc.*(a)..............    4,659,092
   48,900 Hittite Microwave
          Corp.*(a).......................    1,580,448
  100,200 MoSys, Inc.*(a).................      926,850
                                           ------------
                                              9,309,398
                                           ------------
          Software--4.4%
  131,100 Computer Programs &
          Systems, Inc.(a)................    4,456,089
   92,000 Inter-Tel, Inc..................    2,038,720
  154,200 Epicor Software Corp.*(a).......    2,083,242
                                           ------------
                                              8,578,051
                                           ------------
          Telecommunications--1.0%
  128,900 Alaska Communications
          Systems Group, Inc..............    1,957,991
                                           ------------
          Total Common Stocks
          (Cost $171,276,531).............  185,066,061
                                           ------------
          Mutual Funds--3.1%
          Energy--3.1%
  114,000 Tortoise Energy Capital
          Corp.(a)........................    3,142,980
   86,768 Tortoise Energy Infrastructure
          Corp.(a)........................    3,018,659
                                           ------------
          Total Mutual Funds
          (Cost $5,297,192)...............    6,161,639
                                           ------------
          Money Market Fund--1.3%
2,460,927 BNY Hamilton Money Fund
          (Institutional Shares), 5.25%(b)
          (Cost $2,460,927)...............    2,460,927
                                           ------------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         December 31, 2006

Number of
 Shares                                       Value
----------                                ------------
           Investment of Cash
           Collateral on Securities
           Loaned--27.9%
           Money Market Fund--27.9%
54,601,450 BNY Institutional Cash
           Reserve Fund, 5.32%(c)
           (Cost $54,601,450)(d)......... $ 54,601,450
                                          ------------
           Total Investments
           (Cost $233,636,100)(e)--
           126.8%........................  248,290,077
           Liabilities in excess of other
           assets--(26.8%)...............  (52,455,146)
                                          ------------
           Net Assets--100.0%............ $195,834,931
                                          ------------

*  Non-income producing security.
(a)Security, or a portion thereof, was on loan at December 31, 2006 (See Note
   4).
(b)Represents annualized 7 day yield at December 31, 2006.
(c)Interest rate shown reflects the yield at December 31, 2006.
(d)At December 31, 2006, the total market value of the Fund's securities on loan was $52,845,204 and the total value of the collateral held by the Fund was $54,601,450.
(e)The cost of investments for Federal income tax purposes is $233,685,382. At December 31, 2006, net unrealized appreciation was $14,604,695 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $21,580,443 and aggregate gross unrealized depreciation of $6,975,748.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         December 31, 2006

Number of
 Shares                                Value
---------                            ----------
          Common Stocks--97.7%
          Advertising--1.3%
 60,115   Gaiam, Inc.*(a)........... $  822,373
 26,585   inVentiv Health, Inc.*....    939,780
                                     ----------
                                      1,762,153
                                     ----------
          Aerospace/Defense--1.0%
 54,255   BE Aerospace, Inc.*(a)....  1,393,268
                                     ----------
          Apparel--1.8%
 49,190   Volcom, Inc.*(a)..........  1,454,549
 36,060   Wolverine World Wide,
          Inc.......................  1,028,431
                                     ----------
                                      2,482,980
                                     ----------
          Banks--2.6%
 35,370   PrivateBancorp, Inc.(a)...  1,472,453
 24,170   SVB Financial Group*(a)...  1,126,805
 35,355   Umpqua Holdings Corp......  1,040,498
                                     ----------
                                      3,639,756
                                     ----------
          Biotechnology--3.7%
 41,180   Affymetrix, Inc.*(a)......    949,611
 19,455   Arena Pharmaceuticals,
          Inc. *(a).................    251,164
 17,650   Illumina, Inc.*...........    693,822
 82,330   Lifecell Corp.*(a)........  1,987,445
 82,985   Nektar Therapeutics*(a)...  1,262,202
                                     ----------
                                      5,144,244
                                     ----------
          Building Materials--1.0%
 60,790   Interline Brands, Inc.*...  1,365,951
                                     ----------
          Commercial Services--13.0%
 35,825   Administaff, Inc.(a)......  1,532,234
 30,120   AMN Healthcare Services,
          Inc.*(a)..................    829,505

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
 30,345   Bright Horizons Family
          Solutions, Inc.*............ $ 1,173,138
 41,010   CoStar Group, Inc.*(a)......   2,196,495
 17,895   CRA International, Inc.*....     937,698
 41,140   Cross Country Healthcare,
          Inc.*.......................     897,675
 26,675   DeVry, Inc..................     746,900
 65,505   LECG Corp.*.................   1,210,532
 30,600   Macquarie Infrastructure Co.
          Trust.......................   1,085,688
 29,800   Morningstar, Inc.*..........   1,342,489
 51,055   PeopleSupport, Inc.*(a).....   1,074,708
 38,390   Resources Connection,
          Inc.*(a)....................   1,222,338
  8,990   Strayer Education, Inc.(a)..     953,390
 44,125   TeleTech Holdings, Inc.*....   1,053,705
 21,420   The Advisory Board Co.*.....   1,146,827
 21,535   VistaPrint Ltd.*............     713,024
                                       -----------
                                        18,116,346
                                       -----------
          Computers--2.1%
 12,315   Isilon Systems, Inc.*(a)....     339,894
 25,725   Stratasys, Inc.*(a).........     808,022
 11,515   Syntel, Inc.................     308,602
 53,925   Talx Corp...................   1,480,242
                                       -----------
                                         2,936,760
                                       -----------
          Cosmetics/Personal Care--0.5%
 38,130   Inter Parfums, Inc..........     731,715
                                       -----------
          Distribution/Wholesale--2.7%
 86,295   LKQ Corp.*..................   1,983,922
 28,100   Pool Corp.(a)...............   1,100,677
 13,845   Watsco, Inc.(a).............     652,930
                                       -----------
                                         3,737,529
                                       -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2006

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Diversified Financial Services--5.0%
 27,275   International Securities
          Exchange, Inc............... $1,276,197
 36,860   KBW, Inc.*..................  1,083,315
 14,005   National Financial Partners
          Corp.(a)....................    615,800
 32,990   Portfolio Recovery
          Associates, Inc.*(a)........  1,540,303
 52,775   Thomas Weisel Partners
          Group, Inc.*(a).............  1,113,553
 47,880   Waddell & Reed Financial,
          Inc.........................  1,309,997
                                       ----------
                                        6,939,165
                                       ----------
          Electrical Components & Equipment--1.0%
 34,885   Color Kinetics, Inc.*.......    744,795
 18,175   Energy Conversion Devices,
          Inc.(a).....................    617,587
                                       ----------
                                        1,362,382
                                       ----------
          Electronics--3.1%
 42,545   Coherent, Inc.*.............  1,343,146
 33,085   Cymer, Inc.*................  1,454,086
 41,710   Daktronics, Inc.(a).........  1,537,013
                                       ----------
                                        4,334,245
                                       ----------
          Engineering & Construction--1.2%
 74,200   Infrasource Services, Inc.*.  1,615,334
                                       ----------
          Entertainment--1.5%
 81,705   Shuffle Master, Inc.*(a)....  2,140,671
                                       ----------
          Environmental Control--0.5%
 17,740   Waste Connections, Inc.*....    737,097
                                       ----------
          Food--2.2%
 40,875   Hain Celestial Group,
          Inc.*.......................  1,275,709

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
 51,500   United Natural Foods,
          Inc.*(a).................... $ 1,849,880
                                       -----------
                                         3,125,589
                                       -----------
          Healthcare--Products--10.5%
 34,960   Abaxis, Inc.*(a)............     672,980
 35,095   Arthrocare Corp.*(a)........   1,400,992
 19,070   DJO, Inc.*..................     816,577
 35,770   Holologic, Inc.*............   1,691,205
 24,255   Immucor, Inc.*..............     708,974
 49,120   Intralase Corp.*(a).........   1,099,306
 21,575   Kyphon, Inc.*(a)............     871,630
 44,835   Meridian Bioscience, Inc....   1,099,803
 50,835   NuVasive, Inc.*(a)..........   1,174,289
 85,370   PSS World Medical,
          Inc.*(a)....................   1,667,275
 28,020   Sirona Dental Systems,
          Inc.(a).....................   1,079,050
 30,635   SonoSite, Inc.*(a)..........     947,541
 26,370   Ventana Medical Systems,
          Inc.*(a)....................   1,134,701
 10,100   Vital Images, Inc.*.........     351,480
                                       -----------
                                        14,715,803
                                       -----------
          Healthcare--Services--2.8%
 50,060   Matria Healthcare, Inc.*(a).   1,438,224
 44,600   Psychiatric Solutions, Inc.*   1,673,392
 24,915   Radiation Therapy Services,
          Inc.*(a)....................     785,321
                                       -----------
                                         3,896,937
                                       -----------
          Household Products/Wares--1.0%
 29,140   Central Garden & Pet
          Co.*........................   1,410,959
                                       -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2006

Number of
 Shares                               Value
---------                          -----------
          Common Stocks (Continued)
          Insurance--0.6%
 17,290   ProAssurance Corp.*..... $   863,117
                                   -----------
          Internet--8.0%
 64,840   aQuantive, Inc.*(a).....   1,598,953
 48,240   DealerTrack Holdings,
          Inc.*(a)................   1,419,221
 27,280   Digital River, Inc.*(a).   1,521,951
 33,260   GSI Commerce, Inc.*(a)..     623,625
 49,705   NetFlix, Inc.*(a).......   1,285,371
 49,505   RightNow Technologies,
          Inc.*(a)................     852,476
 89,190   Stamps.com, Inc.*.......   1,404,743
 46,385   Valueclick, Inc.*.......   1,096,078
 40,680   WebEx Communications,
          Inc.*...................   1,419,325
                                   -----------
                                    11,221,743
                                   -----------
          Leisure Time--1.0%
 42,335   WMS Industries, Inc.*(a)   1,475,798
                                   -----------
          Lodging--1.2%
 32,210   Gaylord Entertainment
          Co.*(a).................   1,640,455
                                   -----------
          Machinery--Diversified--1.2%
 48,610   iRobot Corp.*(a)........     877,896
 27,675   Wabtec Corp.............     840,767
                                   -----------
                                     1,718,663
                                   -----------
          Miscellaneous Manufacturing--1.0%
 78,425   Hexcel Corp.*(a)........   1,365,379
                                   -----------
          Oil & Gas--0.6%
 17,040   Atwood Oceanics, Inc.*..     834,449
                                   -----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Oil & Gas Services--3.1%
  63,57   Complete Production
          Services, Inc.*........... $1,347,790
 28,560   Hercules Offshore, Inc.*..    825,384
  4,075   Hydril*(a)................    306,399
 22,600   Oceaneering International,
          Inc.*.....................    897,220
 28,740   Superior Energy Services,
          Inc.*.....................    939,223
                                     ----------
                                      4,316,016
                                     ----------
          Pharmaceuticals--1.0%
 18,090   BioMarin Pharmaceutical,
          Inc.*(a)..................    296,496
 13,925   Cubist Pharmaceuticals,
          Inc.*(a)..................    252,182
  9,245   Medicines Co.*............    293,251
 16,255   Penwest Pharmaceuticals
          Co.*(a)...................    270,158
 20,760   Salix Pharmaceuticals
          Ltd.*(a)..................    252,649
                                     ----------
                                      1,364,736
                                     ----------
          Retail--5.8%
 26,515   Chipotle Mexican Grill,
          Inc.*(a)..................  1,511,355
 41,945   DSW, Inc.*(a).............  1,617,819
 33,045   Hibbett Sporting Goods,
          Inc.*.....................  1,008,864
 34,075   J. Crew Group, Inc.*(a)...  1,313,591
 25,685   MarineMax, Inc.*(a).......    666,012
 26,220   McCormick & Schmick's
          Seafood Restaurants, Inc.*    630,329

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2006

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
  57,345  The Cheesecake Factory,
          Inc.*(a)................. $ 1,410,687
                                    -----------
                                      8,158,657
                                    -----------
          Semiconductors--4.6%
  56,830  Formfactor, Inc.*(a).....   2,116,918
  44,065  Netlogic Microsystems,
          Inc.*(a).................     955,770
  61,520  Sirf Technology Holdings,
          Inc.*(a).................   1,569,990
  44,530  Tessera Technologies,
          Inc.*(a).................   1,796,340
                                    -----------
                                      6,439,018
                                    -----------
          Software--7.3%
  38,645  Allscripts Healthcare
          Solutions, Inc.*(a)......   1,043,029
  26,600  American Reprographics
          Co.*(a)..................     886,046
  44,875  Blackbaud, Inc...........   1,166,750
  74,475  Blackboard, Inc.*(a).....   2,237,229
 104,955  Informatica Corp.*(a)....   1,281,501
  86,280  Nuance Communications,
          Inc.*(a).................     988,769
  42,520  Transaction Systems
          Architects, Inc.*........   1,384,876
  50,870  Ultimate Software Group,
          Inc.*....................   1,183,236
                                    -----------
                                     10,171,436
                                    -----------
          Telecommunications--2.7%
 119,412  Arris Group, Inc.*.......   1,493,844
  41,795  NeuStar, Inc.*(a)........   1,355,830
  54,370  Occam Networks, Inc......     897,105
                                    -----------
                                      3,746,779
                                    -----------

Number of
 Shares                                         Value
----------                                  ------------
           Common Stocks (Continued)
           Transportation--1.1%
    53,020 Forward Air Corp................ $  1,533,869
                                            ------------
           Total Common Stocks
           (Cost $127,851,420).............  136,438,999
                                            ------------
           Money Market Fund--3.1%
 4,252,645 BNY Hamilton Money Fund
           (Institutional Shares), 5.25%(b)
           (Cost $4,252,645)...............    4,252,645
                                            ------------
           Investment of Cash
           Collateral for Securities
           Loaned --31.2%
           Money Market Fund--31.2%
43,575,589 BNY Institutional Cash
           Reserve Fund, 5.32%(c)
           (Cost $43,575,589)(d)...........   43,575,589
                                            ------------
           Total Investments
           (Cost $175,679,654)(e)--
           132.0%..........................  184,267,233
           Liabilities in excess of other
           assets--(32.0%).................  (44,645,848)
                                            ------------
           Net Assets--100.0%.............. $139,621,385
                                            ------------

*  Non-income producing security.
(a)Security, or a portion thereof, was on loan at December 31, 2006 (See Note
   4).
(b)Represents annualized 7 day yield at December 31, 2006.
(c)Interest rate shown reflects the yield as of December 31, 2006.
(d)At December 31, 2006, the total market value of the Fund's securities on loan was $42,170,824 and the total value of the collateral held by the Fund was $43,575,589.
(e)The cost of investments for Federal income tax purposes is $178,981,384. At December 31, 2006, net unrealized appreciation was $5,285,849 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $11,606,212 and aggregate gross unrealized depreciation of $6,320,363.

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         December 31, 2006

                                                          International  Large Cap    Large Cap    Large Cap
                                                             Equity       Equity       Growth        Value
                                                              Fund         Fund         Fund         Fund
--------------------------------------------------------------------------------------------------------------
Assets:
-------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost..................... $324,039,596  $319,840,547 $128,502,705 $302,253,332
  Affiliated investments at cost.........................  116,533,540    15,245,511    3,172,612    9,068,359
-------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value,............  456,408,462   406,779,800  147,563,604  358,207,377
  Affiliated investments at market value, (including
   securities on loan) (Note 4)..........................  116,533,540    15,245,511    3,172,612    9,068,359
  Cash...................................................           --            --           --        3,400
  Receivables:
   Capital stock sold....................................    5,295,703       152,225       10,170      287,264
   Investments sold......................................    1,171,336    10,856,202    2,294,208           --
   Dividends.............................................      481,217       389,793      151,297      624,289
   Reclaims..............................................      203,323            --           --           --
   Interest on securities lending........................       45,818         3,675          919        1,995
   Interest..............................................        5,226        33,521        6,102       26,060
  Other assets...........................................       17,961        20,914       13,533       19,990
                                                          ------------  ------------ ------------ ------------
   Total Assets..........................................  580,162,586   433,481,641  153,212,445  368,238,734
                                                          ------------  ------------ ------------ ------------
Liabilities:
  Outstanding written options/(a)/.......................           --         5,250           --           --
  Payables:
   Collateral for securities on loan (Note 4)............  114,548,560     9,999,198    2,293,716    4,374,086
   Investments purchased.................................    2,956,948     9,509,836    1,523,627           --
   Capital stock repurchased.............................      653,911        68,508      242,083      806,023
   Services provided by The Bank of New York.............      230,526       250,640      105,951      220,353
  Accrued expenses and other liabilities.................       90,797       126,947       81,363       72,449
                                                          ------------  ------------ ------------ ------------
   Total Liabilities.....................................  118,480,742    19,960,379    4,246,740    5,472,911
                                                          ------------  ------------ ------------ ------------
Net Assets:.............................................. $461,681,844  $413,521,262 $148,965,705 $362,765,823
                                                          ------------  ------------ ------------ ------------
Sources Of Net Assets:
  Capital stock @ par.................................... $     29,877  $     28,600 $     19,304 $     30,718
  Paid-in capital........................................  398,002,012   318,811,615  126,249,447  306,131,853
  Undistributed net investment income....................      129,156       118,046       44,061       26,395
  Accumulated net realized gain (loss) on investments,
   foreign currency and written option transactions......  (68,848,067)    7,575,650    3,591,994      622,812
  Net unrealized appreciation on investments and written
   options...............................................  132,368,866    86,987,351   19,060,899   55,954,045
                                                          ------------  ------------ ------------ ------------
Net Assets............................................... $461,681,844  $413,521,262 $148,965,705 $362,765,823
                                                          ------------  ------------ ------------ ------------
(a) Premiums received on outstanding written options..... $         --  $     53,348 $         -- $         --
                                                          ------------  ------------ ------------ ------------

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2006

                                                            International  Large Cap    Large Cap    Large Cap
                                                               Equity       Equity       Growth        Value
                                                                Fund         Fund         Fund         Fund
                                                            ------------- ------------ ------------ ------------
Class A Shares:
  Net assets............................................... $  5,365,903  $ 28,389,500 $  5,486,920 $  1,371,049
                                                            ------------  ------------ ------------ ------------
  Shares outstanding.......................................      351,509     1,968,808      718,109      115,695
                                                            ------------  ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share................................................... $      15.27  $      14.42 $       7.64 $      11.85
                                                            ------------  ------------ ------------ ------------
  Maximum sales charge--5.25% of public offering
   price...................................................         0.85          0.80         0.42         0.66
                                                            ------------  ------------ ------------ ------------
  Maximum offering price................................... $      16.12  $      15.22 $       8.06 $      12.51
                                                            ------------  ------------ ------------ ------------
Institutional Shares:
  Net assets............................................... $456,315,941  $385,131,762 $143,478,785 $361,394,774
                                                            ------------  ------------ ------------ ------------
  Shares outstanding.......................................   29,525,419    26,631,626   18,585,472   30,602,340
                                                            ------------  ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share................................................... $      15.46  $      14.46 $       7.72 $      11.81
                                                            ------------  ------------ ------------ ------------
----------------------------------------------------------------------------------------------------------------
Class A Shares authorized @ $0.001 par value...............  200,000,000   200,000,000  200,000,000  200,000,000

Institutional Shares authorized @ $0.001 par value.........  200,000,000   200,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2006

                                                                  Multi-cap     S&P 500     Small Cap     Small Cap
                                                                   Equity        Index     Core Equity     Growth
                                                                    Fund         Fund         Fund          Fund
---------------------------------------------------------------------------------------------------------------------
Assets:
-------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost............................ $44,571,751 $117,796,673  $176,573,723 $127,851,420
  Affiliated investments at cost................................   7,126,019    8,759,805    57,062,377   47,828,234
-------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value,...................  63,090,942  139,477,090   191,227,700  136,438,999
  Affiliated investments at market value, (including securities
   on loan) (Note 4)............................................   7,126,019    8,759,805    57,062,377   47,828,234
  Cash..........................................................          --        8,967            --           --
  Receivables:
   Dividends....................................................      55,340      190,065       207,352       19,361
   Interest.....................................................       4,626       12,389        22,612       11,034
   Capital stock sold...........................................       1,625      266,458     1,799,000       33,474
   Interest on securities lending...............................       1,167        1,324        16,970       30,632
   Investments sold.............................................          --       20,903       349,791      844,776
  Other assets..................................................       4,377       13,442        11,078       14,982
                                                                 ----------- ------------  ------------ ------------
   Total Assets.................................................  70,284,096  148,750,443   250,696,880  185,221,492
                                                                 ----------- ------------  ------------ ------------
Liabilities:
  Due to custodian..............................................          --           --            --      200,201
  Payables:
   Collateral for securities on loan (Note 4)...................   5,908,571    5,840,461    54,601,450   43,575,589
   Services provided by The Bank of New York....................      21,956       33,771       144,823      133,052
   Capital stock repurchased....................................          --      180,635        45,090       88,035
   Variation margin.............................................          --       21,436            --           --
   Investments purchased........................................          --           --            --    1,498,509
  Accrued expenses and other liabilities........................      54,318       49,674        70,586      104,721
                                                                 ----------- ------------  ------------ ------------
   Total Liabilities............................................   5,984,845    6,125,977    54,861,949   45,600,107
                                                                 ----------- ------------  ------------ ------------
Net Assets:..................................................... $64,299,251 $142,624,466  $195,834,931 $139,621,385
                                                                 ----------- ------------  ------------ ------------
Sources Of Net Assets:
  Capital stock @ par........................................... $     3,805 $     16,194  $     15,968 $      9,729
  Paid-in capital...............................................  44,565,661  120,888,459   177,177,977  133,186,088
  Undistributed net investment income...........................       2,420       44,292        17,254           --
  Accumulated net realized gain (loss) on investments and
   futures......................................................   1,208,174      (15,110)    3,969,755   (2,162,011)
  Net unrealized appreciation on investments and futures........  18,519,191   21,690,631    14,653,977    8,587,579
                                                                 ----------- ------------  ------------ ------------
Net Assets...................................................... $64,299,251 $142,624,466  $195,834,931 $139,621,385
                                                                 ----------- ------------  ------------ ------------

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2006

                                                             Multi-cap     S&P 500     Small Cap    Small Cap
                                                              Equity        Index     Core Equity    Growth
                                                               Fund         Fund         Fund         Fund
                                                            ------------ ------------ ------------ ------------
Class A & Investor Shares:
  Net assets............................................... $ 64,299,251 $  1,445,057 $  1,851,908 $  6,581,234
                                                            ------------ ------------ ------------ ------------
  Shares outstanding.......................................    3,805,319      163,935      151,289      466,718
                                                            ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share................................................... $      16.90 $       8.81 $      12.24 $      14.10
                                                            ------------ ------------ ------------ ------------
  Maximum sales charge--5.25% of public offering price.....         0.94           --         0.68         0.78
                                                            ------------ ------------ ------------ ------------
  Maximum offering price................................... $      17.84 $       8.81 $      12.92 $      14.88
                                                            ------------ ------------ ------------ ------------
Institutional Shares:
  Net assets............................................... $         -- $141,179,409 $193,983,023 $133,040,151
                                                            ------------ ------------ ------------ ------------
  Shares outstanding.......................................           --   16,029,732   15,816,713    9,262,351
                                                            ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share................................................... $         -- $       8.81 $      12.26 $      14.36
                                                            ------------ ------------ ------------ ------------
---------------------------------------------------------------------------------------------------------------
Class A & Investor Shares authorized @ $0.001 par value....  200,000,000  200,000,000  200,000,000  200,000,000

Institutional Shares authorized @ $0.001 par value.........           --  200,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Operations

         For the year ended December 31, 2006

                                                               International  Large Cap   Large Cap   Large Cap
                                                                Equity Fund  Equity Fund Growth Fund  Value Fund
                                                               ------------- ----------- -----------  -----------
Investment Income:
  Dividends/(a)/..............................................  $10,415,653  $ 6,474,214 $ 2,015,703  $ 8,335,513
  Securities lending income (Note 4)..........................      190,325       15,307       7,057       10,129
  Interest from affiliated fund...............................       70,120      288,517     102,638      413,299
                                                                -----------  ----------- -----------  -----------
   Total Income...............................................   10,676,098    6,778,038   2,125,398    8,758,941
                                                                -----------  ----------- -----------  -----------
Expenses:
  Advisory....................................................    1,890,406    2,366,453   1,116,364    2,068,859
  Administration..............................................      378,081      394,409     186,061      344,810
  Transfer agent..............................................      141,514      135,224      96,226      117,318
  Custodian...................................................       35,170       43,874      39,319       36,162
  Registration and filings....................................       31,421       26,808      27,006       30,560
  Directors...................................................       26,969       27,015      26,832       26,957
  Reports to shareholders.....................................       20,842       22,910      10,635       17,976
  Audit.......................................................       15,721       19,905      19,661       15,677
  12b-1 fee--Class A and Investor Shares......................       12,207       71,588      19,211        2,841
  Securities lending..........................................       11,766        7,136       2,579        3,648
  Legal.......................................................        7,788       18,817      17,225       11,452
  Insurance...................................................        7,396        9,207       5,286        7,373
  Pricing.....................................................        7,375        3,160       1,065          899
  Cash management.............................................        3,414        3,975       1,620        3,396
  Other.......................................................       16,182       16,527      14,302       13,103
                                                                -----------  ----------- -----------  -----------
   Total Expenses.............................................    2,606,252    3,167,008   1,583,392    2,701,031
  Earnings credit adjustment (Note 3).........................      (14,572)          --          --           --
                                                                -----------  ----------- -----------  -----------
   Net Expenses...............................................    2,591,680    3,167,008   1,583,392    2,701,031
                                                                -----------  ----------- -----------  -----------
   Net Investment Income......................................    8,084,418    3,611,030     542,006    6,057,910
                                                                -----------  ----------- -----------  -----------
Realized and Unrealized Gain (Loss) on
 Investments, Foreign Currency Transactions,
 and Written Options:
  Net realized gain on:
   Investments................................................   22,763,920   32,265,571  14,400,837   25,745,563
   Foreign currency transactions..............................       10,108           --          --           --
   Written Options............................................           --      562,083     185,556           --
                                                                -----------  ----------- -----------  -----------
  Net realized gain on investments, foreign currency
   transactions and written options...........................   22,774,028   32,827,654  14,586,393   25,745,563
                                                                -----------  ----------- -----------  -----------
  Increase (decrease) in unrealized appreciation/depreciation on:
   Investments................................................   52,798,992   23,661,526  (4,568,464)  18,462,508
   Foreign currency transactions..............................       (9,504)          --          --           --
   Written Options............................................           --       48,099          --           --
                                                                -----------  ----------- -----------  -----------
  Net increase (decrease) in unrealized appreciation/
   depreciation on investments, foreign currency transactions
   and written options........................................   52,789,488   23,709,625  (4,568,464)  18,462,508
                                                                -----------  ----------- -----------  -----------
  Net realized and unrealized gain on investments, foreign
   currency transactions and written options..................   75,563,516   56,537,279  10,017,929   44,208,071
                                                                -----------  ----------- -----------  -----------
  Net increase in net assets resulting from operations........  $83,647,934  $60,148,309 $10,559,935  $50,265,981
                                                                -----------  ----------- -----------  -----------
(a) Net of foreign withholding taxes of.......................  $   829,024  $    29,025 $    15,002  $    63,930
                                                                -----------  ----------- -----------  -----------

See notes to financial statements.

         BNY Hamilton Funds

         For the year ended December 31, 2006

                                                                                   Multi-cap    S&P 500     Small Cap
                                                                                    Equity       Index     Core Equity
                                                                                     Fund        Fund         Fund
                                                                                  ----------  -----------  -----------
Investment Income:
  Dividends/(a)/................................................................. $1,162,172  $ 2,466,108  $ 1,937,977
  Interest from affiliated fund..................................................     51,144      101,942      208,539
  Interest.......................................................................         --       14,236           57
  Securities lending income (Note 4).............................................      4,044        5,259       59,474
                                                                                  ----------  -----------  -----------
   Total Income..................................................................  1,217,360    2,587,545    2,206,047
                                                                                  ----------  -----------  -----------
Expenses:
  Advisory.......................................................................    501,965      291,220    1,261,588
  12b-1 fee--Class A and Investor Shares.........................................    167,322        2,349        4,299
         Class C Shares..........................................................         --           --           --
  Administration.................................................................     66,929      129,737      168,212
  Transfer agent.................................................................     31,025       33,007      102,824
  Directors......................................................................     27,780       26,764       26,779
  Registration and filings.......................................................     14,491       21,006       49,724
  Audit..........................................................................     12,635       13,525       13,403
  Custodian......................................................................     12,570       32,054       28,093
  Reports to shareholders........................................................      1,992        4,588        9,424
  Insurance......................................................................      1,561        3,868        2,490
  Securities lending.............................................................      1,429        2,077        4,115
  Legal..........................................................................        922        5,902        5,690
  Cash management................................................................        705        1,199        1,725
  Pricing........................................................................        461       15,207        1,238
  Other..........................................................................        695       22,265        8,167
                                                                                  ----------  -----------  -----------
   Total Expenses................................................................    842,482      604,768    1,687,771
  Fees waived by The Bank of New York (Note 3)...................................     (5,722)    (148,068)      (6,297)
  Earnings credit adjustment (Note 3)............................................       (336)        (183)      (2,213)
                                                                                  ----------  -----------  -----------
   Net Expenses..................................................................    836,424      456,517    1,679,261
                                                                                  ----------  -----------  -----------
   Net Investment Income (Loss)..................................................    380,936    2,131,028      526,786
                                                                                  ----------  -----------  -----------
Realized and Unrealized Gain (Loss) on Investments and
 Futures:
  Net realized gain on:
   Investments...................................................................  5,771,374    3,660,159    5,790,231
   Futures.......................................................................         --      212,383           --
                                                                                  ----------  -----------  -----------
  Net realized gain on investments and futures...................................  5,771,374    3,872,542    5,790,231
                                                                                  ----------  -----------  -----------
  Increase (decrease) in unrealized appreciation/depreciation on:
   Investments...................................................................  1,221,689   13,002,483    8,290,203
   Futures.......................................................................         --       61,375           --
                                                                                  ----------  -----------  -----------
  Net increase (decrease) in unrealized appreciation/depreciation on investments
   and futures...................................................................  1,221,689   13,063,858    8,290,203
                                                                                  ----------  -----------  -----------
  Net realized and unrealized gain on investments and futures....................  6,993,063   16,936,400   14,080,434
                                                                                  ----------  -----------  -----------
  Net increase in net assets resulting from operations........................... $7,373,999  $19,067,428  $14,607,220
                                                                                  ----------  -----------  -----------
(a) Net of foreign withholding taxes of.......................................... $    5,889  $        --  $    13,163
                                                                                  ----------  -----------  -----------

                                                                                    Small Cap
                                                                                     Growth
                                                                                      Fund
                                                                                  ------------
Investment Income:
  Dividends/(a)/................................................................. $    481,754
  Interest from affiliated fund..................................................      366,975
  Interest.......................................................................       79,307
  Securities lending income (Note 4).............................................      146,690
                                                                                  ------------
   Total Income..................................................................    1,074,726
                                                                                  ------------
Expenses:
  Advisory.......................................................................    2,703,943
  12b-1 fee--Class A and Investor Shares.........................................       61,042
         Class C Shares..........................................................           10
  Administration.................................................................      362,242
  Transfer agent.................................................................      119,326
  Directors......................................................................       27,138
  Registration and filings.......................................................       29,167
  Audit..........................................................................       24,257
  Custodian......................................................................       68,866
  Reports to shareholders........................................................       23,164
  Insurance......................................................................       13,562
  Securities lending.............................................................        6,646
  Legal..........................................................................       25,013
  Cash management................................................................        5,258
  Pricing........................................................................        3,978
  Other..........................................................................       16,276
                                                                                  ------------
   Total Expenses................................................................    3,489,888
  Fees waived by The Bank of New York (Note 3)...................................           --
  Earnings credit adjustment (Note 3)............................................           --
                                                                                  ------------
   Net Expenses..................................................................    3,489,888
                                                                                  ------------
   Net Investment Income (Loss)..................................................   (2,415,162)
                                                                                  ------------
Realized and Unrealized Gain (Loss) on Investments and
 Futures:
  Net realized gain on:
   Investments...................................................................   53,670,635
   Futures.......................................................................           --
                                                                                  ------------
  Net realized gain on investments and futures...................................   53,670,635
                                                                                  ------------
  Increase (decrease) in unrealized appreciation/depreciation on:
   Investments...................................................................  (18,667,185)
   Futures.......................................................................           --
                                                                                  ------------
  Net increase (decrease) in unrealized appreciation/depreciation on investments and futures...................................................................  (18,667,185)
                                                                                  ------------
  Net realized and unrealized gain on investments and futures....................   35,003,450
                                                                                  ------------
  Net increase in net assets resulting from operations........................... $ 32,588,288
                                                                                  ------------
(a) Net of foreign withholding taxes of.......................................... $         --
                                                                                  ------------

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Changes in Net Assets


                                                                         International
                                                                          Equity Fund            Large Cap Equity Fund
                                                                  --------------------------  ---------------------------
                                                                          Year Ended                   Year Ended
                                                                         December 31,                 December 31,
                                                                  --------------------------  ---------------------------
                                                                      2006          2005          2006           2005
                                                                  ------------  ------------  ------------  -------------
Operations:
 Net investment income........................................... $  8,084,418  $  4,451,384  $  3,611,030  $   3,756,436
 Net realized gain on investments and foreign currency
  transactions...................................................   22,774,028     6,747,687    32,827,654     15,341,536
 Increase in unrealized appreciation/depreciation on
  investments, foreign currency transactions and written
  options........................................................   52,789,488    24,228,369    23,709,625      5,195,754
                                                                  ------------  ------------  ------------  -------------
  Net increase in net assets resulting from operations...........   83,647,934    35,427,440    60,148,309     24,293,726
                                                                  ------------  ------------  ------------  -------------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Class A Shares............      (84,072)      (53,684)     (169,216)      (324,909)
                       Class C Shares............................           --            --            --            (15)
                       Institutional Shares......................   (7,886,319)   (4,476,884)   (3,065,510)    (4,802,670)
 Distributions from capital gains: Class A Shares................           --            --    (1,836,661)    (1,157,130)
                  Institutional Shares...........................           --            --   (24,528,166)   (14,257,962)
                                                                  ------------  ------------  ------------  -------------
                                                                    (7,970,391)   (4,530,568)  (29,599,553)   (20,542,686)
                                                                  ------------  ------------  ------------  -------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares................      298,196     1,050,632     1,160,928      7,707,060
                   Class C Shares................................           --            --            --         26,950
                   Institutional Shares..........................  128,987,657   121,458,569    51,793,911    102,438,654
 Proceeds from shares issued on reinvestment of
  dividends: Class A Shares......................................       83,351        53,382     1,895,009      1,388,783
                   Class C Shares................................           --            --            --             15
                     Institutional Shares........................    1,383,675       973,891    24,961,155     15,522,646
 Value of capital stock repurchased: Class A Shares..............     (429,603)   (1,507,843)   (5,937,239)   (14,070,587)
                   Class C Shares................................           --            --            --        (53,896)
                   Institutional Shares..........................  (57,519,255)  (63,512,967)  (80,049,679)  (104,654,737)
                                                                  ------------  ------------  ------------  -------------
 Net increase (decrease) in net assets resulting from
  capital stock transactions.....................................   72,804,021    58,515,664    (6,175,915)     8,304,888
                                                                  ------------  ------------  ------------  -------------
  Increase in Net Assets.........................................  148,481,564    89,412,536    24,372,841     12,055,928
Net Assets:
 Beginning of year...............................................  313,200,280   223,787,744   389,148,421    377,092,493
                                                                  ------------  ------------  ------------  -------------
 End of year/(a)/................................................ $461,681,844  $313,200,280  $413,521,262  $ 389,148,421
                                                                  ------------  ------------  ------------  -------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares.....................................       21,515        94,301        82,111        581,034
        Class C Shares...........................................           --            --            --          2,011
        Institutional Shares.....................................    9,160,507    10,469,761     3,662,200      7,655,158
 Shares issued on reinvestment of dividends: Class A Shares......        5,495         4,280       132,423        103,170
                         Class C Shares..........................           --            --            --              1
                        Institutional Shares.....................       90,083        77,233     1,736,206      1,149,356
 Shares repurchased: Class A Shares..............................      (30,802)     (135,223)     (416,839)    (1,063,332)
            Class C Shares.......................................           --            --            --         (4,022)
            Institutional Shares.................................   (4,191,362)   (5,462,262)   (5,678,888)    (7,787,660)
                                                                  ------------  ------------  ------------  -------------
  Net increase (decrease)........................................    5,055,436     5,048,090      (482,787)       635,716
 Shares outstanding, beginning of year...........................   24,821,492    19,773,402    29,083,221     28,447,505
                                                                  ------------  ------------  ------------  -------------
 Shares outstanding, end of year.................................   29,876,928    24,821,492    28,600,434     29,083,221
                                                                  ------------  ------------  ------------  -------------
(a) Includes undistributed net investment income as of year
 end............................................................. $    129,156  $         --  $    118,046  $          --
                                                                  ------------  ------------  ------------  -------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                                          Large Cap Growth
                                                                                                                Fund
                                                                                                    ----------------------------
                                                                                                             Year Ended
                                                                                                            December 31,
                                                                                                    ----------------------------
                                                                                                         2006           2005
                                                                                                    -------------  -------------
Operations:
 Net investment income............................................................................. $     542,006  $     488,447
 Net realized gain on investments and written options..............................................    14,586,393     20,722,531
 Increase (decrease) in unrealized appreciation/depreciation on investments and written options....    (4,568,464)   (24,806,850)
                                                                                                    -------------  -------------
   Net increase (decrease) in net assets resulting from operations.................................    10,559,935     (3,595,872)
                                                                                                    -------------  -------------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Class A Shares..............................................        (1,216)          (285)
    Institutional Shares...........................................................................      (520,937)      (461,623)
 Distributions from capital gains: Class A Shares..................................................      (367,657)    (1,826,474)
    Institutional Shares...........................................................................    (9,496,878)   (47,597,607)
                                                                                                    -------------  -------------
                                                                                                      (10,386,688)   (49,885,989)
                                                                                                    -------------  -------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares..................................................       787,881      4,267,755
    Institutional Shares...........................................................................    33,187,773     53,779,502
 Proceeds from shares issued on reinvestment of dividends: Class A Shares..........................       366,455      1,817,917
    Institutional Shares...........................................................................     9,300,774     45,327,054
 Value of capital stock repurchased: Class A Shares................................................    (3,866,142)    (6,771,474)
    Institutional Shares...........................................................................  (104,896,287)  (178,500,564)
                                                                                                    -------------  -------------
 Net increase (decrease) in net assets resulting from capital stock transactions...................   (65,119,546)   (80,079,810)
                                                                                                    -------------  -------------
   Increase (decrease) in Net Assets...............................................................   (64,946,299)  (133,561,671)
Net Assets:
 Beginning of year.................................................................................   213,912,004    347,473,675
                                                                                                    -------------  -------------
 End of year/(a)/.................................................................................. $ 148,965,705  $ 213,912,004
                                                                                                    -------------  -------------
Changes In Capital Stock Outstanding:
 Shares sold: Class A Shares.......................................................................       105,401        482,615
    Institutional Shares...........................................................................     4,319,300      6,150,967
 Shares issued on reinvestment of dividends: Class A Shares........................................        50,291        226,405
    Institutional Shares...........................................................................     1,253,100      5,582,082
 Shares repurchased: Class A Shares................................................................      (499,222)      (776,946)
    Institutional Shares...........................................................................   (13,594,212)   (20,202,004)
                                                                                                    -------------  -------------
   Net increase (decrease).........................................................................    (8,365,342)    (8,536,881)
 Shares outstanding, beginning of year.............................................................    27,668,923     36,205,804
                                                                                                    -------------  -------------
 Shares outstanding, end of year...................................................................    19,303,581     27,668,923
                                                                                                    -------------  -------------
(a) Includes undistributed net investment income as of year end.................................... $      44,061  $      24,208
                                                                                                    -------------  -------------

                                                                                                       Large Cap Value Fund
                                                                                                    --------------------------
                                                                                                            Year Ended
                                                                                                           December 31,
                                                                                                    --------------------------
                                                                                                        2006          2005
                                                                                                    ------------  ------------
Operations:
 Net investment income............................................................................. $  6,057,910  $  4,423,582
 Net realized gain on investments and written options..............................................   25,745,563    12,157,528
 Increase (decrease) in unrealized appreciation/depreciation on investments and written options....   18,462,508     7,593,879
                                                                                                    ------------  ------------
   Net increase (decrease) in net assets resulting from operations.................................   50,265,981    24,174,989
                                                                                                    ------------  ------------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Class A Shares..............................................      (17,360)      (12,232)
    Institutional Shares...........................................................................   (6,019,596)   (4,417,807)
 Distributions from capital gains: Class A Shares..................................................      (97,718)      (29,502)
    Institutional Shares...........................................................................  (26,419,612)   (9,040,357)
                                                                                                    ------------  ------------
                                                                                                     (32,554,286)  (13,499,898)
                                                                                                    ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares..................................................      240,702       140,677
    Institutional Shares...........................................................................  107,137,721   135,676,755
 Proceeds from shares issued on reinvestment of dividends: Class A Shares..........................      115,069        41,726
    Institutional Shares...........................................................................   25,049,620     9,218,650
 Value of capital stock repurchased: Class A Shares................................................      (48,344)      (62,012)
    Institutional Shares...........................................................................  (99,382,636)  (81,240,185)
                                                                                                    ------------  ------------
 Net increase (decrease) in net assets resulting from capital stock transactions...................   33,112,132    63,775,611
                                                                                                    ------------  ------------
   Increase (decrease) in Net Assets...............................................................   50,823,827    74,450,702
Net Assets:
 Beginning of year.................................................................................  311,941,996   237,491,294
                                                                                                    ------------  ------------
 End of year/(a)/.................................................................................. $362,765,823  $311,941,996
                                                                                                    ------------  ------------
Changes In Capital Stock Outstanding:
 Shares sold: Class A Shares.......................................................................       19,659        12,591
    Institutional Shares...........................................................................    8,952,556    12,269,377
 Shares issued on reinvestment of dividends: Class A Shares........................................        9,723         3,689
    Institutional Shares...........................................................................    2,123,988       815,919
 Shares repurchased: Class A Shares................................................................       (4,046)       (5,497)
    Institutional Shares...........................................................................   (8,248,506)   (7,298,141)
                                                                                                    ------------  ------------
   Net increase (decrease).........................................................................    2,853,374     5,797,938
 Shares outstanding, beginning of year.............................................................   27,864,661    22,066,723
                                                                                                    ------------  ------------
 Shares outstanding, end of year...................................................................   30,718,035    27,864,661
                                                                                                    ------------  ------------
(a) Includes undistributed net investment income as of year end.................................... $     26,395  $      5,441
                                                                                                    ------------  ------------


See notes to financial statements.

         BNY Hamilton Funds

                                                                                                       Multi-Cap Equity Fund
                                                                                                    --------------------------
                                                                                                            Year Ended
                                                                                                           December 31,
                                                                                                    --------------------------
                                                                                                        2006          2005
                                                                                                    ------------  ------------
Operations:
 Net investment income............................................................................. $    380,936  $    450,796
 Net realized gain on investments and futures......................................................    5,771,374     1,732,046
 Increase (decrease) in unrealized appreciation/depreciation on investments and futures............    1,221,689     2,474,960
                                                                                                    ------------  ------------
  Net increase in net assets resulting from operations.............................................    7,373,999     4,657,802
                                                                                                    ------------  ------------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Class A & Investor Shares...................................     (378,831)     (450,481)
  Institutional Shares.............................................................................           --            --
 Distributions from capital gains: Class A & Investor Shares.......................................      (35,647)           --
  Institutional Shares.............................................................................           --            --
                                                                                                    ------------  ------------
                                                                                                        (414,478)     (450,481)
                                                                                                    ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A & Investor Shares.......................................   10,788,567    41,125,968
  Institutional Shares.............................................................................           --            --
 Proceeds from shares issued on reinvestment of dividends: Class A & Investor Shares...............      405,533       445,234
  Institutional Shares.............................................................................           --            --
 Value of capital stock repurchased: Class A & Investor Shares.....................................  (21,137,146)  (38,769,642)
  Institutional Shares.............................................................................           --            --
                                                                                                    ------------  ------------
 Net increase (decrease) in net assets resulting from capital stock transactions...................   (9,943,046)    2,801,560
                                                                                                    ------------  ------------
  Increase (decrease) in Net Assets................................................................   (2,983,525)    7,008,881
Net Assets:
 Beginning of year.................................................................................   67,282,776    60,273,895
                                                                                                    ------------  ------------
 End of year/(a)/.................................................................................. $ 64,299,251  $ 67,282,776
                                                                                                    ------------  ------------
Changes In Capital Stock Outstanding:
 Shares sold: Class A & Investor Shares............................................................      668,578     2,745,254
  Institutional Shares.............................................................................           --            --
 Shares issued on reinvestment of dividends: Class A & Investor Shares.............................       24,032        28,818
  Institutional Shares.............................................................................           --            --
 Shares repurchased: Class A & Investor Shares.....................................................   (1,306,834)   (2,586,479)
  Institutional Shares.............................................................................           --            --
                                                                                                    ------------  ------------
  Net increase (decrease)..........................................................................     (614,224)      187,593
 Shares outstanding, beginning of year.............................................................    4,419,543     4,231,950
                                                                                                    ------------  ------------
 Shares outstanding, end of year...................................................................    3,805,319     4,419,543
                                                                                                    ------------  ------------
(a) Includes undistributed net investment income as of year end.................................... $      2,420  $        315
                                                                                                    ------------  ------------

                                                                                                           S&P 500 Index
                                                                                                    ---------------------------
                                                                                                             Year Ended
                                                                                                            December 31,
                                                                                                    ---------------------------
                                                                                                        2006           2005
                                                                                                    ------------  -------------
Operations:
 Net investment income............................................................................. $  2,131,028  $   2,348,444
 Net realized gain on investments and futures......................................................    3,872,542     15,949,300
 Increase (decrease) in unrealized appreciation/depreciation on investments and futures............   13,063,858    (10,632,485)
                                                                                                    ------------  -------------
  Net increase in net assets resulting from operations.............................................   19,067,428      7,665,259
                                                                                                    ------------  -------------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Class A & Investor Shares...................................      (14,040)       (11,034)
  Institutional Shares.............................................................................   (2,060,241)    (2,308,700)
 Distributions from capital gains: Class A & Investor Shares.......................................      (33,957)       (54,708)
  Institutional Shares.............................................................................   (3,733,504)    (8,189,935)
                                                                                                    ------------  -------------
                                                                                                      (5,841,742)   (10,564,377)
                                                                                                    ------------  -------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A & Investor Shares.......................................      601,181        678,215
  Institutional Shares.............................................................................   32,440,887    199,087,069
 Proceeds from shares issued on reinvestment of dividends: Class A & Investor Shares...............       47,996         65,157
  Institutional Shares.............................................................................    5,064,631      9,507,609
 Value of capital stock repurchased: Class A & Investor Shares.....................................     (158,674)    (1,089,353)
  Institutional Shares.............................................................................  (41,008,970)  (193,307,305)
                                                                                                    ------------  -------------
 Net increase (decrease) in net assets resulting from capital stock transactions...................   (3,012,949)    14,941,392
                                                                                                    ------------  -------------
  Increase (decrease) in Net Assets................................................................   10,212,737     12,042,274
Net Assets:
 Beginning of year.................................................................................  132,411,729    120,369,455
                                                                                                    ------------  -------------
 End of year/(a)/.................................................................................. $142,624,466  $ 132,411,729
                                                                                                    ------------  -------------
Changes In Capital Stock Outstanding:
 Shares sold: Class A & Investor Shares............................................................       68,714         84,767
  Institutional Shares.............................................................................    3,856,942     24,288,814
 Shares issued on reinvestment of dividends: Class A & Investor Shares.............................        5,570          8,059
  Institutional Shares.............................................................................      590,759      1,177,283
 Shares repurchased: Class A & Investor Shares.....................................................      (19,403)      (136,953)
  Institutional Shares.............................................................................   (4,922,506)   (23,391,513)
                                                                                                    ------------  -------------
  Net increase (decrease)..........................................................................     (419,924)     2,030,457
 Shares outstanding, beginning of year.............................................................   16,613,591     14,583,134
                                                                                                    ------------  -------------
 Shares outstanding, end of year...................................................................   16,193,667     16,613,591
                                                                                                    ------------  -------------
(a) Includes undistributed net investment income as of year end.................................... $     44,292  $       9,580
                                                                                                    ------------  -------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                          Small Cap
                                                                                       Core Equity Fund
                                                                                 ---------------------------
                                                                                               For the period
                                                                                               March 2, 2005*
                                                                                  Year Ended      through
                                                                                 December 31,   December 31,
                                                                                 ------------  --------------
                                                                                     2006           2005
                                                                                 ------------  --------------
Operations:
 Net investment income (loss)................................................... $    526,786   $     52,285
 Net realized gain (loss) on investments........................................    5,790,231       (508,733)
 Increase (decrease) in unrealized appreciation/depreciation on investments.....    8,290,203      6,363,774
                                                                                 ------------   ------------
   Net increase (decrease) in net assets resulting from operations..............   14,607,220      5,907,326
                                                                                 ------------   ------------
Dividends and Distributions To Shareholders:
 Dividends from net investment income: Class A Shares...........................         (783)            --
  Institutional Shares..........................................................     (508,749)       (47,030)
 Distributions from capital gains: Class A Shares...............................      (12,591)            --
  Class C Shares................................................................           --             --
  Institutional Shares..........................................................   (1,299,152)            --
                                                                                 ------------   ------------
                                                                                   (1,821,275)       (47,030)
                                                                                 ------------   ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares...............................      424,603      1,938,217
  Class C Shares................................................................           --             --
  Institutional Shares..........................................................  127,725,700    156,172,935
 Proceeds from shares issued on reinvestment of dividends: Class A Shares.......       13,305             --
  Class C Shares................................................................           --             --
  Institutional Shares..........................................................    1,287,133          2,382
 Value of capital stock repurchased: Class A Shares.............................     (133,284)      (594,896)
  Class C Shares................................................................           --             --
  Institutional Shares..........................................................  (56,426,762)   (53,220,643)
                                                                                 ------------   ------------
 Net increase (decrease) in net assets resulting from capital stock transactions   72,890,695    104,297,995
                                                                                 ------------   ------------
   Increase (decrease) in Net Assets............................................   85,676,640    110,158,291
Net Assets:
 Beginning of period............................................................  110,158,291             --
                                                                                 ------------   ------------
 End of year/(a)/............................................................... $195,834,931   $110,158,291
                                                                                 ------------   ------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares....................................................       35,608        181,858
  Class C Shares................................................................           --             --
  Institutional Shares..........................................................   10,744,180     14,796,439
 Shares issued on reinvestment of dividends: Class A Shares.....................        1,094             --
  Class C Shares................................................................           --             --
  Institutional Shares..........................................................      105,676            211
 Shares repurchased: Class A Shares.............................................      (11,216)       (56,055)
  Class C Shares................................................................           --             --
  Institutional Shares..........................................................   (4,787,324)    (5,042,469)
                                                                                 ------------   ------------
   Net increase (decrease)......................................................    6,088,018      9,879,984
 Shares outstanding, beginning of period........................................    9,879,984             --
                                                                                 ------------   ------------
 Shares outstanding, end of year................................................   15,968,002      9,879,984
                                                                                 ------------   ------------
(a) Includes undistributed net investment income as of year end................. $     17,254   $         --
                                                                                 ------------   ------------

                                                                                           Small Cap
                                                                                          Growth Fund
                                                                                 ----------------------------


                                                                                          Year Ended
                                                                                         December 31,
                                                                                 ----------------------------
                                                                                      2006           2005
                                                                                 -------------  -------------
Operations:
 Net investment income (loss)................................................... $  (2,415,162) $  (4,863,985)
 Net realized gain (loss) on investments........................................    53,670,635     18,293,230
 Increase (decrease) in unrealized appreciation/depreciation on investments.....   (18,667,185)   (38,644,932)
                                                                                 -------------  -------------
   Net increase (decrease) in net assets resulting from operations..............    32,588,288    (25,215,687)
                                                                                 -------------  -------------
Dividends and Distributions To Shareholders:
 Dividends from net investment income: Class A Shares...........................            --             --
  Institutional Shares..........................................................            --             --
 Distributions from capital gains: Class A Shares...............................      (919,677)    (1,851,246)
  Class C Shares................................................................           (45)            --
  Institutional Shares..........................................................   (19,553,458)   (13,362,461)
                                                                                 -------------  -------------
                                                                                   (20,473,180)   (15,213,707)
                                                                                 -------------  -------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares...............................     4,073,654     45,966,000
  Class C Shares................................................................         2,250             --
  Institutional Shares..........................................................    99,562,922    502,213,422
 Proceeds from shares issued on reinvestment of dividends: Class A Shares.......       918,087      1,844,090
  Class C Shares................................................................            45             --
  Institutional Shares..........................................................    18,117,474     12,741,271
 Value of capital stock repurchased: Class A Shares.............................   (76,450,538)   (63,795,762)
  Class C Shares................................................................        (2,162)            --
  Institutional Shares..........................................................  (548,427,873)  (655,002,721)
                                                                                 -------------  -------------
 Net increase (decrease) in net assets resulting from capital stock transactions  (502,206,141)  (156,033,700)
                                                                                 -------------  -------------
   Increase (decrease) in Net Assets............................................  (490,091,033)  (196,463,094)
Net Assets:
 Beginning of period............................................................   629,712,418    826,175,512
                                                                                 -------------  -------------
 End of year/(a)/............................................................... $ 139,621,385  $ 629,712,418
                                                                                 -------------  -------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares....................................................       264,851      3,104,222
  Class C Shares................................................................           143             --
  Institutional Shares..........................................................     6,555,670     33,049,065
 Shares issued on reinvestment of dividends: Class A Shares.....................        66,161        123,430
  Class C Shares................................................................             3             --
  Institutional Shares..........................................................     1,273,419        840,603
 Shares repurchased: Class A Shares.............................................    (4,972,943)    (4,308,910)
  Class C Shares................................................................          (146)            --
  Institutional Shares..........................................................   (36,115,722)   (43,387,740)
                                                                                 -------------  -------------
   Net increase (decrease)......................................................   (32,928,564)   (10,579,330)
 Shares outstanding, beginning of period........................................    42,657,633     53,236,963
                                                                                 -------------  -------------
 Shares outstanding, end of year................................................     9,729,069     42,657,633
                                                                                 -------------  -------------
(a) Includes undistributed net investment income as of year end................. $          --  $          --
                                                                                 -------------  -------------

*Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Financial Highlights


                                                            Net Realized
                                                           and Unrealized
                                                            Gain (loss)
                                     Net Asset             On Investments  Distributions Net Asset
                                      Value,      Net           and          from Net     Value,
                                     Beginning Investment Foreign Currency  Investment    End of
                                      of Year  Income(a)    Transactions      Income       Year
                                     --------- ---------- ---------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006  $12.47     $0.27         $ 2.77         $(0.24)     $15.27
For the Year Ended December 31, 2005   11.19      0.17           1.26          (0.15)      12.47
For the Year Ended December 31, 2004    9.77      0.13           1.39          (0.10)      11.19
For the Year Ended December 31, 2003    7.29      0.08           2.46          (0.06)       9.77
For the Year Ended December 31, 2002    9.27      0.03          (2.01)            --        7.29

Institutional Shares
For the Year Ended December 31, 2006   12.62      0.30           2.81          (0.27)      15.46
For the Year Ended December 31, 2005   11.32      0.20           1.29          (0.19)      12.62
For the Year Ended December 31, 2004    9.89      0.14           1.42          (0.13)      11.32
For the Year Ended December 31, 2003    7.38      0.10           2.49          (0.08)       9.89
For the Year Ended December 31, 2002    9.35      0.06          (2.03)            --        7.38

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                       Total
                                     Investment                    Ratio to Average
                                       Return                       Net Assets of:
                                      Based on    Net Assets,   ----------------------  Portfolio
                                     Net Asset    End of Year            Net Investment Turnover
                                      Value(b)  (000's Omitted) Expenses     Income       Rate
                                     ---------- --------------- -------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006    24.38%     $  5,366       0.93%       1.92%         15%
For the Year Ended December 31, 2005    12.81%        4,431       1.10%       1.49%         11%
For the Year Ended December 31, 2004    15.61%        4,384       1.35%       1.25%         31%
For the Year Ended December 31, 2003    34.85%        6,260       1.56%       1.01%        101%
For the Year Ended December 31, 2002   (21.36)%       5,081       1.69%       0.37%        307%

Institutional Shares
For the Year Ended December 31, 2006    24.68%      456,316       0.68%       2.14%         15%
For the Year Ended December 31, 2005    13.14%      308,769       0.84%       1.71%         11%
For the Year Ended December 31, 2004    15.85%      219,404       1.08%       1.37%         31%
For the Year Ended December 31, 2003    35.13%      144,908       1.31%       1.24%        101%
For the Year Ended December 31, 2002   (21.07)%     115,773       1.44%       0.66%        307%

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                            Net Realized
                                                           and Unrealized
                                      Net Asset             Gain (Loss)   Distributions               Net Asset
                                       Value,      Net     on Investments   from Net    Distributions  Value,
                                      Beginning Investment  and Written    Investment       from       End of
                                      of Period Income(a)     Options        Income     Capital Gains  Period
                                      --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006.  $13.35     $0.10        $ 2.03        $(0.08)       $(0.98)     $14.42
For the Year Ended December 31, 2005.   13.22      0.10          0.73         (0.15)        (0.55)      13.35
For the Year Ended December 31, 2004.   12.33      0.25          0.86         (0.22)           --       13.22
For the Year Ended December 31, 2003.   10.31      0.23          1.99         (0.20)           --       12.33
For the Year Ended December 31, 2002.   12.90      0.25         (2.58)        (0.23)        (0.03)      10.31

Class C Shares
For the Period Ended June 12, 2005***
 (Unaudited).........................   13.22      0.01          0.18         (0.01)           --       13.40
For the Period June 9, 2004* through
 December 31, 2004...................   12.52      0.10          0.68         (0.08)           --       13.22

Institutional Shares
For the Year Ended December 31, 2006.   13.38      0.13          2.05         (0.12)        (0.98)      14.46
For the Year Ended December 31, 2005.   13.26      0.13          0.72         (0.18)        (0.55)      13.38
For the Year Ended December 31, 2004.   12.37      0.28          0.86         (0.25)           --       13.26
For the Year Ended December 31, 2003.   10.34      0.26          2.00         (0.23)           --       12.37
For the Year Ended December 31, 2002.   12.94      0.28         (2.59)        (0.26)        (0.03)      10.34

*  Commencement of offering of shares.
** Annualized.
***On June 13, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                         Total
                                                       Investment                     Ratio to Average
                                                         Return                        Net Assets of:
                                                        based on    Net Assets,   ---------------------    Portfolio
                                                       Net Asset   End of Period            Net Investment Turnover
                                                        Value(b)  (000's Omitted) Expenses      Income       Rate
                                                       ---------- --------------- --------  -------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006..................    16.11%     $ 28,389       1.03%        0.69%        53%
For the Year Ended December 31, 2005..................     6.25%       28,980       1.04%        0.75%        52%
For the Year Ended December 31, 2004..................     9.11%       33,720       1.10%        1.99%        40%
For the Year Ended December 31, 2003..................    21.82%       33,501       1.16%        2.12%        24%
For the Year Ended December 31, 2002..................   (18.25)%      29,462       1.15%        2.16%        29%

Class C Shares
For the Period Ended June 12, 2005*** (Unaudited).....     1.42%           27       1.79%**      0.15%**      27%
For the Period June 9, 2004* through December 31, 2004     7.05%           27       1.82%**      1.38%**      40%

Institutional Shares
For the Year Ended December 31, 2006..................    16.43%      385,132       0.78%        0.93%        53%
For the Year Ended December 31, 2005..................     6.42%      360,168       0.79%        0.99%        52%
For the Year Ended December 31, 2004..................     9.35%      343,346       0.85%        2.24%        40%
For the Year Ended December 31, 2003..................    22.17%      347,684       0.91%        2.36%        24%
For the Year Ended December 31, 2002..................   (18.05)%     330,652       0.89%        2.43%        29%

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                     Net Asset    Net         Net Realized  Distributions                Net Asset
                                      Value,   Investment    and Unrealized   from Net     Distributions  Value,
                                     Beginning   Income      Gain (Loss) on  Investment        from       End of
                                      of Year  (Loss)(a)      Investments      Income      Capital Gains   Year
                                     --------- ----------    -------------- -------------  ------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006  $ 7.65     $   --/(1)/     $ 0.44        $   --/(1)/    $(0.45)      $7.64
For the Year Ended December 31, 2005    9.52      (0.01)          (0.01)           --          (1.85)       7.65
For the Year Ended December 31, 2004    9.43       0.06            0.24         (0.06)         (0.15)       9.52
For the Year Ended December 31, 2003    7.72       0.04            1.71         (0.04)            --        9.43
For the Year Ended December 31, 2002   10.13       0.04           (2.41)        (0.04)            --        7.72

Institutional Shares
For the Year Ended December 31, 2006    7.73       0.02            0.45         (0.03)         (0.45)       7.72
For the Year Ended December 31, 2005    9.60       0.02           (0.02)        (0.02)         (1.85)       7.73
For the Year Ended December 31, 2004    9.50       0.09            0.25         (0.09)         (0.15)       9.60
For the Year Ended December 31, 2003    7.78       0.07            1.71         (0.06)            --        9.50

For the Year Ended December 31, 2002   10.21       0.06           (2.43)        (0.06)            --        7.78

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)Less than $0.01 per share.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                       Total
                                     Investment                  Ratio to Average Net
                                       Return                         Assets of:
                 -                    based on    Net Assets,   ---------------------   Portfolio
                                     Net Asset    End of Year            Net Investment Turnover
                                      Value(b)  (000's omitted) Expenses Income (Loss)    Rate
                 -                   ---------- --------------- -------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006     6.04%     $  5,487       1.09%       0.06%         51%
For the Year Ended December 31, 2005    (0.13)%       8,126       1.08%      (0.06)%       101%
For the Year Ended December 31, 2004     3.31%       10,758       1.11%       0.60%         90%
For the Year Ended December 31, 2003    22.72%       17,988       1.15%       0.51%         20%
For the Year Ended December 31, 2002   (23.45)%      16,473       1.15%       0.47%         18%

Institutional Shares
For the Year Ended December 31, 2006     6.29%      143,479       0.84%       0.30%         51%
For the Year Ended December 31, 2005     0.07%      205,786       0.82%       0.19%        101%
For the Year Ended December 31, 2004     3.63%      336,716       0.85%       0.91%         90%
For the Year Ended December 31, 2003    22.99%      348,188       0.90%       0.77%         20%
For the Year Ended December 31, 2002   (23.26)%     287,666       0.90%       0.70%         18%

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                     Net Asset             Net Realized  Distributions               Net Asset
                                      Value,      Net     and Unrealized   from Net    Distributions  Value,
                                     Beginning Investment Gain (Loss) on  Investment       from       End of
                                     of Period Income(a)   Investments      Income     Capital Gains  Period
                                     --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006  $11.24     $0.18        $ 1.53        $(0.18)       $(0.92)     $11.85
For the Year Ended December 31, 2005   10.81      0.15          0.76         (0.14)        (0.34)      11.24
For the Year Ended December 31, 2004   10.03      0.15          0.77         (0.14)           --       10.81
For the Year Ended December 31, 2003    7.88      0.09          2.14         (0.08)           --       10.03
For the Period May 31, 2002* through
 December 31, 2002..................    9.09      0.04         (1.22)        (0.03)           --        7.88

Institutional Shares
For the Year Ended December 31, 2006   11.19      0.21          1.54         (0.21)        (0.92)      11.81
For the Year Ended December 31, 2005   10.76      0.18          0.76         (0.17)        (0.34)      11.19
For the Year Ended December 31, 2004   10.01      0.18          0.73         (0.16)           --       10.76
For the Year Ended December 31, 2003    7.86      0.11          2.14         (0.10)           --       10.01
For the Year Ended December 31, 2002    8.94      0.08         (1.09)        (0.07)           --        7.86

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                                      Ratio to Average Net Assets of:
                                       Total                    -----------------------------------------
                                     Investment                 Expenses, Net
                                       Return                     of Waiver   Expenses, Prior
                                      based on    Net Assets,     from The    of Waiver from                 Portfolio
                                     Net Asset   End of Period     Bank of      The Bank of   Net Investment Turnover
                                      Value(b)  (000's omitted)   New York       New York         Income       Rate
                                     ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006    15.41%     $  1,371         1.03%          1.03%           1.50%        59%
For the Year Ended December 31, 2005     8.45%        1,015         1.05%          1.06%           1.33%        43%
For the Year Ended December 31, 2004     9.22%          860         1.05%          1.17%           1.42%        37%
For the Year Ended December 31, 2003    28.43%          667         1.05%          1.34%           0.99%        12%
For the Period May 31, 2002* through
 December 31, 2002..................   (12.98)%         161         1.05%**        1.50%**         0.82%**      10%

Institutional Shares
For the Year Ended December 31, 2006    15.84%      361,395         0.78%          0.78%           1.76%        59%
For the Year Ended December 31, 2005     8.74%      310,927         0.80%          0.81%           1.59%        43%
For the Year Ended December 31, 2004     9.21%      236,631         0.80%          0.91%           1.73%        37%
For the Year Ended December 31, 2003    28.72%      129,318         0.80%          1.10%           1.22%        12%
For the Year Ended December 31, 2002   (11.31)%      48,272         0.80%          1.30%           0.96%        10%

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

                                        Net Asset               Net Realized  Distributions                Net Asset
                                         Value,      Net       and Unrealized   from Net     Distributions  Value,
                                        Beginning Investment      Gain on      Investment        from       End of
                                        of Period Income(a)     Investments      Income      Capital Gains  Period
                                        --------- ----------   -------------- -------------  ------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006...  $15.22     $0.09          $1.70         $(0.10)        $(0.01)     $16.90
For the Year Ended December 31, 2005...   14.24      0.10           0.98          (0.10)            --       15.22
For the Year Ended December 31, 2004...   12.81      0.07           1.43          (0.07)            --       14.24
For the Year Ended December 31, 2003...    9.77      0.04           3.04          (0.04)            --       12.81
For the Period October 7, 2002* through
 December 31, 2002.....................    8.59        --/(1)/      1.18             --/(1)/        --        9.77

* Commencement of offering of shares.
**Annualized.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

                                                                         Ratio to Average Net Assets of:
                                          Total                    -----------------------------------------
                                        Investment                 Expenses, Net
                                          Return                     of Waiver   Expenses, Prior
                                         based on    Net Assets,     from The    of Waiver from                 Portfolio
                                        Net Asset   End of Period     Bank of      The Bank of   Net Investment Turnover
                                         Value(b)  (000's omitted)   New York       New York         Income       Rate
                                        ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006...   11.76%       $64,299         1.25%          1.26%           0.57%         7%
For the Year Ended December 31, 2005...    7.59%        67,283         1.25%          1.28%           0.70%        10%
For the Year Ended December 31, 2004...   11.72%        60,274         1.25%          1.45%           0.50%        22%
For the Year Ended December 31, 2003...   31.50%        54,933         1.25%          1.55%           0.32%        24%
For the Period October 7, 2002* through
 December 31, 2002.....................   13.78%        46,978         1.25%**        1.50%**         0.09%**       9%

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                            Net Realized
                                      Net Asset            and Unrealized Distributions               Net Asset
                                       Value,      Net     Gain (Loss) on   from Net    Distributions  Value,
                                      Beginning Investment  Investments    Investment       from       End of
                                      of Period Income(a)   and Futures      Income     Capital Gains  Period
                                      --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Investor Shares
For the Year Ended December 31, 2006.   $7.98     $0.11        $ 1.08        $(0.12)       $(0.24)      $8.81
For the Year Ended December 31, 2005.    8.26      0.10          0.26         (0.10)        (0.54)       7.98
For the Year Ended December 31, 2004.    7.60      0.12          0.65         (0.11)           --        8.26
For the Year Ended December 31, 2003.    6.00      0.08          1.59         (0.07)           --        7.60
For the Period July 25, 2002* through
 December 31, 2002...................    5.76      0.04          0.24         (0.04)           --        6.00

Institutional Shares
For the Year Ended December 31, 2006.    7.97      0.14          1.07         (0.13)        (0.24)       8.81
For the Year Ended December 31, 2005.    8.25      0.13          0.25         (0.12)        (0.54)       7.97
For the Year Ended December 31, 2004.    7.59      0.13          0.66         (0.13)           --        8.25
For the Year Ended December 31, 2003.    6.00      0.10          1.58         (0.09)           --        7.59
For the Year Ended December 31, 2002.    7.83      0.09         (1.84)        (0.08)           --        6.00

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                                       Ratio to Average Net Assets of:
                                        Total                    -----------------------------------------
                                      Investment                 Expenses, Net
                                        Return                     of Waiver   Expenses, Prior
                                       based on    Net Assets,     from The    of Waiver from                 Portfolio
                                      Net Asset   End of Period     Bank of      The Bank of   Net Investment Turnover
                                       Value(b)  (000's omitted)   New York       New York         Income       Rate
                                      ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Investor Shares
For the Year Ended December 31, 2006.    15.04%     $  1,445         0.60%          0.71%           1.40%        11%
For the Year Ended December 31, 2005.     4.29%          871         0.60%          0.76%           1.26%        49%
For the Year Ended December 31, 2004.    10.20%        1,265         0.60%          0.89%           1.49%        17%
For the Year Ended December 31, 2003.    27.90%          692         0.60%          1.06%           1.17%        40%
For the Period July 25, 2002* through
 December 31, 2002...................     4.82%           30         0.60%**        1.14%**         1.34%**      32%

Institutional Shares
For the Year Ended December 31, 2006.    15.45%      141,179         0.35%          0.46%           1.64%        11%
For the Year Ended December 31, 2005.     4.57%      131,541         0.35%          0.50%           1.54%        49%
For the Year Ended December 31, 2004.    10.46%      119,104         0.35%          0.65%           1.70%        17%
For the Year Ended December 31, 2003.    28.17%       92,237         0.35%          0.82%           1.44%        40%
For the Year Ended December 31, 2002.   (22.43)%      57,266         0.35%          0.96%           1.34%        32%

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

                                      Net Asset    Net      Net Realized  Distributions               Net Asset
                                       Value,   Investment and Unrealized   from Net    Distributions  Value,
                                      Beginning   Income      Gain on      Investment       from       End of
                                      of Period (Loss)(a)   Investments      Income     Capital Gains  Period
                                      --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006.  $11.13     $ 0.01       $1.19         $(0.01)       $(0.08)     $12.24
For the Period March 2, 2005* through
 December 31, 2005...................   10.00      (0.01)       1.14             --            --       11.13

Institutional Shares
For the Year Ended December 31, 2006.   11.15       0.04        1.19          (0.04)        (0.08)      12.26
For the Period March 2, 2005* through
 December 31, 2005...................   10.00       0.01        1.15          (0.01)           --       11.15

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

                                                                       Ratio to Average Net Assets of:
                                        Total                    ----------------------------------------
                                      Investment                 Expenses, Net
                                        Return                     of Waiver   Expenses, Prior
                                       based on    Net Assets,     from The    of Waiver from                 Portfolio
                                      Net Asset   End of Period     Bank of      The Bank of   Net Investment Turnover
                                       Value(b)  (000's omitted)   New York       New York     Income (Loss)    Rate
                                      ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006.   10.78%      $  1,852         1.25%          1.25%           0.05%        26%
For the Period March 2, 2005* through
 December 31, 2005...................   11.30%         1,400         1.25%**        1.47%**        (0.14)%**     12%

Institutional Shares
For the Year Ended December 31, 2006.   11.01%       193,983         1.00%          1.00%           0.32%        26%
For the Period March 2, 2005* through
 December 31, 2005...................   11.55%       108,758         1.00%**        1.21%**         0.11%**      12%

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                         Net Asset             Net Realized                Net Asset
                                                          Value,      Net     and Unrealized Distributions  Value,
                                                         Beginning Investment Gain (Loss) on     from       End of
                                                         of Period  Loss(a)    Investments   Capital Gains  Period
                                                         --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006....................  $14.57     $(0.13)      $ 1.31        $(1.65)     $14.10
For the Year Ended December 31, 2005....................   15.35      (0.13)       (0.30)        (0.35)      14.57
For the Year Ended December 31, 2004....................   15.46      (0.14)        0.95         (0.92)      15.35
For the Year Ended December 31, 2003....................   11.79      (0.12)        4.51         (0.72)      15.46
For the Year Ended December 31, 2002....................   15.36      (0.11)       (3.26)        (0.20)      11.79

Class C Shares
For the Period May 12, 2006* through October 30, 2006***
 (Unaudited)............................................   15.96      (0.12)       (0.71)        (0.34)      14.79

Institutional Shares
For the Year Ended December 31, 2006....................   14.79      (0.10)        1.32         (1.65)      14.36
For the Year Ended December 31, 2005....................   15.54      (0.10)       (0.30)        (0.35)      14.79
For the Year Ended December 31, 2004....................   15.63      (0.10)        0.93         (0.92)      15.54
For the Year Ended December 31, 2003....................   11.89      (0.07)        4.53         (0.72)      15.63
For the Year Ended December 31, 2002....................   15.53      (0.08)       (3.36)        (0.20)      11.89

*  Commencement of offering of shares.
** Annualized.
***On October 31, 2006, the Class C Shares had a full redeption of shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                           Total
                                                         Investment                     Ratio to Average
                                                           Return                        Net Assets of:
                                                          based on    Net Assets,   --------------------     Portfolio
                                                         Net Asset   End of Period            Net Investment Turnover
                                                          Value(b)  (000's omitted) Expenses       Loss        Rate
                                                         ---------- --------------- --------  -------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2006....................     8.39%     $  6,581       1.18%       (0.91)%       127%
For the Year Ended December 31, 2005....................    (2.91)%      74,414       1.16%       (0.90)%        77%
For the Year Ended December 31, 2004....................     5.59%       95,024       1.23%       (0.89)%        67%
For the Year Ended December 31, 2003....................    37.46%       54,456       1.31%       (0.82)%        42%
For the Year Ended December 31, 2002....................   (21.90)%      17,811       1.32%       (0.82)%        31%

Class C Shares
For the Period May 12, 2006* through October 30, 2006***
 (Unaudited)............................................    (4.94)%           2       1.95%**     (1.61)%**      98%

Institutional Shares
For the Year Ended December 31, 2006....................     8.53%      133,040       0.95%       (0.65)%       127%
For the Year Ended December 31, 2005....................    (2.62)%     555,298       0.91%       (0.65)%        77%
For the Year Ended December 31, 2004....................     5.59%      731,151       0.98%       (0.63)%        67%
For the Year Ended December 31, 2003....................    37.73%      456,239       1.06%       (0.55)%        42%
For the Year Ended December 31, 2002....................   (22.12)%     283,668       1.06%       (0.58)%        31%

See notes to financial statements.

         Notes to Financial Statements

1. Organization And Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The eight series presented in these financial statements consist of the BNY Hamilton Equity Funds and include BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Large Cap Equity Fund, formerly BNY Hamilton Equity Income Fund, (the "Large Cap Equity Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton Small Cap Core Equity Fund (the "Small Cap Core Equity Fund") and BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  Each of the Funds, except the S&P 500 Index Fund, offers two classes of shares: Class A Shares (formerly, Investor Shares) and Institutional Shares. The S&P 500 Index Fund offers two classes of shares: Institutional Shares and Investor Shares. The Multi-Cap Equity Fund has only Class A Shares outstanding.

  Class A Shares are sold with a front-end sales charge of up to 5.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  Effective December 29, 2006, all outstanding Class C Shares accounts have been closed. Class C Shares were not subject to a front-end sales charge, but investors may have been subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The following are the investment objectives of each of the Funds:

.. International Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

..  Large Cap Equity Fund--To provide long-term capital appreciation;

..  Large Cap Growth Fund--To provide long-term capital appreciation;

.. Large Cap Value Fund--To provide long-term capital appreciation; current income is a secondary consideration;

.. Multi-Cap Equity Fund--To provide long-term capital appreciation; current income is a secondary consideration;

..  S&P 500 Index Fund--To match the performance of the Standard & Poor's 500(R)
   Index Composite Stock Index (the "S&P 500(R)");

.. Small Cap Core Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of small companies;

.. Small Cap Growth Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  The Large Cap Equity Fund, the Large Cap Value Fund and the S&P 500 Index Fund declare and pay dividends quarterly. The International Equity Fund, the Large Cap Growth Fund, the Multi-Cap Equity Fund, the Small Cap Core Equity Fund and the Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principle requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company.

  The Bank of New York is the principal operating subsidiary of BNYCo. On December 4, 2006, BNYCo announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

  The transaction is subject to certain regulatory approvals and the approval of BNYCo's and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, BNYCo and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

  The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                              % Of Average
                            Daily Net Assets
                            ----------------
International Equity Fund..      0.50%
Large Cap Equity Fund......      0.60%
Large Cap Growth Fund......      0.60%
Large Cap Value Fund.......      0.60%
Multi-Cap Equity Fund......      0.75%
S&P 500 Index Fund.........      0.20%
Small Cap Core Equity Fund.      0.75%
Small Cap Growth Fund......      0.75%

  Except for the International Equity Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

  The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. Estabrook's fee is payable monthly by the Advisor at an annual rate of 0.60% of the average daily net assets of the Large Cap Value Fund.

  The Multi-Cap Equity and Small Cap Core Equity Funds are sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of the Bank of New York. GW&K's fee is payable monthly by the Advisor at an annual rate of 0.75% of the average daily net assets of the Multi-Cap Equity and Small Cap Core Equity Funds.

  Prior to July 1, 2006, the Advisor's fee for the S&P 500 Index Fund was 0.25%. The Bank of New York serves as the Funds' administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services, Ohio, Inc. under the terms of sub-administration agreement. The Administrator's fee is payable monthly at a rate of 0.10% on each Fund's average daily net assets.

  During the year ended December 31, 2006, The Bank of New York received the following amounts under the administration agreement:

                                                    Amount
                                                   --------
International Equity Fund......................... $328,191
Large Cap Equity Fund.............................  342,348
Large Cap Growth Fund.............................  161,494
Large Cap Value Fund..............................  299,296
Multi-Cap Equity Fund.............................   58,093
S&P 500 Index Fund................................  112,613
Small Cap Core Equity Fund........................  146,013
Small Cap Growth Fund.............................  314,365

  In addition to acting as the Sub-Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2006 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2006, the Large Cap Equity Fund, the Large Cap Growth Fund, the Large Cap Value Fund, and the Small Cap Growth Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/ waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                                       Class A Institutional
                                                       Shares     Shares
                                                       ------- -------------
    Large Cap Value Fund..............................  1.05%      0.80%
    Multi-Cap Equity Fund.............................  1.25%        N/A
    Small Cap Core Equity Fund........................  1.25%      1.00%

                                                      Institutional Investor
                                                         Shares      Shares
                                                      ------------- --------
   S&P 500 Index Fund................................     0.35%       0.60%

  The International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund and Small Cap Growth Fund did not have any expense waivers for the year ended December 31, 2006.

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25% of the annual average daily net assets of the Investor Shares and Class A Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares and there were no contingent deferred sales charges imposed upon redemptions of Class C Shares during the year ended December 31, 2006:

                                                      Class A
                                                   -------------
                                                     Front-end
                                                   Sales Charges
                                                   -------------
International Equity Fund.........................    $  517
Large Cap Equity Fund.............................     1,697
Large Cap Growth Fund.............................       133
Large Cap Value Fund..............................     5,122
Multi-Cap Equity Fund.............................       834
Small Cap Core Equity Fund........................     1,299
Small Cap Growth Fund.............................     1,849

4. Securities Lending

  Effective August 2006, each Fund may participate in a securities lending program offered by The Bank of New York providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5. Portfolio Securities

  For the year ended December 31, 2006, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                      Purchases      Sales
                                                     ------------ ------------
  International Equity Fund......................... $125,581,896 $ 57,065,236
  Large Cap Equity Fund.............................  205,136,485  237,772,525
  Large Cap Growth Fund.............................   94,989,161  172,245,262
  Large Cap Value Fund..............................  205,849,609  198,858,960
  Multi-Cap Equity Fund.............................    4,701,331   14,571,231
  S&P 500 Index Fund................................   14,032,967   20,254,384
  Small Cap Core Equity Fund........................  111,984,077   42,696,516
  Small Cap Growth Fund.............................  449,565,275  968,132,260

  There were no purchases or sales of U.S. Government securities for the year ended December 31, 2006.

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2006 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                                      Capital Loss
                                                      Carryforward Expiration
                                                      ------------ ----------
   International Equity Fund......................... $ 5,750,922     2009
                                                       51,634,294     2010
                                                       10,488,109     2011

  During the year ended December 31, 2006, the International Equity Fund, Multi- Cap Equity Fund, and Small Cap Core Equity Fund utilized capital loss carryforwards of $22,518,809, $4,444,279 and $508,733, respectively, to offset realized gains.

Distributions To Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2006 were as follows:

                                         Distributions Paid From:
                                  --------------------------------------
                                                   Net         Total
                                                Long Term     Taxable
                                    Ordinary     Capital   Distributions
                                     Income       Gains        Paid
                                  -----------  ----------- -------------
       International Equity Fund. $ 7,970,391*          --  $ 7,970,391
       Large Cap Equity Fund.....   5,248,537  $24,351,016   29,599,553
       Large Cap Growth Fund.....   2,373,045    8,013,643   10,386,688
       Large Cap Value Fund......  11,206,375   21,347,911   32,554,286
       Multi-Cap Equity Fund.....     378,831       35,647      414,478
       S&P 500 Index Fund........   2,417,162    3,424,580    5,841,742
       Small Cap Core Equity Fund     509,532    1,311,743    1,821,275
       Small Cap Growth Fund.....          --   20,473,180   20,473,180

*Amount is net of Foreign Tax Credit of $794,023.

Distributions To Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

                                         Distributions Paid From:
                                   -------------------------------------
                                                Net Long       Total
                                                  Term        Taxable
                                    Ordinary    Capital    Distributions
                                     Income      Gains         Paid
                                   ----------  ----------- -------------
        International Equity Fund. $4,530,568*          --  $  4,530568
        Large Cap Equity Fund.....  7,246,805  $13,295,881   20,542,686
        Large Cap Growth Fund.....  2,305,607   47,580,382   49,885,989
        Large Cap Value Fund......  4,430,039    9,069,859   13,499,898
        Multi-Cap Equity Fund.....    450,481           --      450,481
        S&P 500 Index Fund........  2,319,734    8,244,643   10,564,377
        Small Cap Core Equity Fund     47,030           --       47,030
        Small Cap Growth Fund.....         --   15,213,707   15,213,707

*Amount is net of Foreign Tax Credit of $545,571.

  As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                                            Accumulated
                                                   Undistributed Undistributed              Capital and     Unrealized
                                                     Ordinary      Long-Term   Accumulated     Other      Appreciation/
                                                      Income     Capital Gains  Earnings      Losses      (Depreciation)
                                                   ------------- ------------- ----------- ------------  --------------
International Equity Fund.........................  $  129,156            --   $  129,156  $(67,873,325)  $131,394,124/2/
Large Cap Equity Fund.............................   1,280,449    $7,899,489    9,179,938            --     85,501,109/1,2/
Large Cap Growth Fund.............................      44,061     3,848,518    3,892,579            --     18,804,375/2/
Large Cap Value Fund..............................     306,895       346,820      653,715            --     55,949,537/2/
Multi-Cap Equity Fund.............................     181,849     1,028,745    1,210,594            --     18,519,191
S&P 500 Index Fund................................      78,417       589,799      668,216            --     21,051,597/3/
Small Cap Core Equity Fund........................   2,341,638     1,694,653    4,036,291            --     14,604,695/2/
Small Cap Growth Fund.............................          --     1,139,719    1,139,719            --      5,285,849/2/

                                                      Total
                                                   Accumulated
                                                    Earnings/
                                                    (Deficit)
                                                   -----------
International Equity Fund......................... $63,649,955
Large Cap Equity Fund.............................  94,681,047
Large Cap Growth Fund.............................  22,696,954
Large Cap Value Fund..............................  56,603,252
Multi-Cap Equity Fund.............................  19,729,785
S&P 500 Index Fund................................  21,719,813
Small Cap Core Equity Fund........................  18,640,986
Small Cap Growth Fund.............................   6,425,568

1The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
2The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
3The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.

7. Written Option Activity

  Transactions in written options for the year ended December 31, 2006 were as follows:

Large Cap Equity Fund

                                                        Number
                                                          of      Premiums
                                                       Contracts  Received
                                                       --------- ---------
    Options outstanding at December 31, 2005..........      --          --
    Options written...................................   3,280   $ 744,423
    Options terminated in closing purchase
     transactions.....................................    (514)   (128,992)
    Options expired...................................  (2,466)   (562,083)
                                                        ------   ---------
    Options outstanding at December 31, 2006..........     300   $  53,348
                                                        ------   ---------

Large Cap Growth Fund

                                                         Number
                                                           of      Premiums
                                                        Contracts  Received
                                                        --------- ---------
    Options outstanding at December 31, 2005...........    100    $  29,699
    Options written....................................    800      205,162
    Options terminated in closing purchase transactions   (175)     (49,305)
    Options expired....................................   (725)    (185,556)
                                                          ----    ---------
    Options outstanding at December 31, 2006...........     --           --
                                                          ----    ---------

8. Futures Contracts

  The S&P 500 Index Fund enters into S&P 500 Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

9. Reclassification Of Capital Accounts

  At December 31, 2006, the following reclassifications were made to the capital accounts of the noted Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate trusts, foreign currency transactions, equalization utilized and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

                                 Undistributed Undistributed
                                      Net      Capital Gains/
                                  Investment    (Accumulated    Paid in
                                    Income        Losses)       Capital
                                 ------------- -------------- -----------
       International Equity Fund  $   15,129    $    (15,129)          --
       Large Cap Equity Fund....    (173,706)        173,706           --
       Large Cap Growth Fund....          --      (5,021,377) $ 5,021,377
       S&P 500 Index Fund.......     (22,035)         22,035           --
       Small Cap Growth Fund....   2,415,162     (39,574,321)  37,159,159

         Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
BNY Hamilton Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of BNY Hamilton International Equity Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton Small Cap Core Equity Fund and BNY Hamilton Small Cap Growth Fund, each a series of BNY Hamilton Funds, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2006, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended (with respect to the BNY
Hamilton Small Cap Core Equity Fund, the year then ended and the period
March 2, 2005 (commencement of operations) to December 31, 2005). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the periods within the three year period ended
December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial highlights.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton International Equity Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton Small Cap Core Equity Fund and BNY Hamilton Small Cap Growth Fund as of December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 14, 2007

Directors and Officers*
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                               Principal Occupations
     Directors         Position                During Past Five Years
     ---------         --------                ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934              Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1952                              Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to 2003. Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
  1949                              Officer, Chemtura, Inc., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Mead Westvaco Corp., 2002 to 2003;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956                              Officer, Arroyo Video, 2004 to 2005;
                                    President, Chief Financial Officer and Chief
                                    Operating Officer, Insight Communications,
                                    2000 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  1948                              Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  1939                              Bank of New York, 1994 to 2003.

                                                        Principal Occupations
       Directors             Position                   During Past Five Years
       ---------             --------                   ----------------------
Joseph Mauriello....... Director            Retired; Deputy Chairman, KPMG LLP,
  1944                                      2004-2006; Vice Chairman, Financial Services,
                                            KPMG LLP, 2000-2004; Partner, KPMG LLP,
                                            1974-2006.
       Officers
       --------                                                   -

Kevin J. Bannon........ President and       Executive Vice President and Chief Investment
  1952                  Chief Executive     Officer, The Bank of New York, 1993 to
                        Officer             Present.

Guy Nordahl............ Treasurer and       Vice President, The Bank of New York, 1999
  1965                  Principal Financial to Present.
                        Officer

Ellen Kaltman.......... Chief Compliance    Managing Director, Compliance, The Bank of
  1948                  Officer             New York, 1999 to Present.

Kim R. Smallman**...... Secretary           Counsel, Legal Services, BISYS Fund Services
  1971                                      Ohio, Inc., 2002 to Present; Attorney, Private
                                            Practice, 2000 to 2002.

Molly Martin Alvarado** Assistant Secretary Paralegal, BISYS Fund Services Ohio, Inc.**,
  1965                                      2005 to Present; Blue Sky Corporate Legal
                                            Assistant, Palmer & Dodge LLP, 1999 to 2005;
                                            Business Law Legal Assistant Coordinator,
                                            Palmer & Dodge LLP, 2002 to 2005.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Kim Smallman and Molly Martin Alvarado is c/o BISYS, 100
   Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor and Sub-Administrator
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

BNY Hamilton Distributors, Inc.
3435 Stelzer Road
Columbus, OH 43219
                                                                BNY-AR-EQ 12/06

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

The following foreign currency contracts were open at December 31, 2006:

Settlement Date Currency Contracts to Deliver Currency In Exchange For Unrealized Gain (Loss)
--------------- -------- -------------------- -------- --------------- ----------------------
1/3/2007          USD                 947,880   AUD          1,200,000                 (2,122)
1/3/2007          USD                 291,946   CAD            340,000                    252
1/3/2007          USD                 792,600   EUR            600,000                 (1,288)
1/3/2007          USD                 771,426   HKD          6,000,000                    154
1/3/2007          USD               1,008,403   JPY        120,000,000                   (892)
1/3/2007          USD               1,097,264   GBP            560,000                 (1,237)
1/3/2007          USD                 287,123   SGD            440,000                   (292)
1/3/2007          USD                  87,835   SEK            600,000                   (136)
                                                                                       ------
                                                                                       (5,561)

Currency Legend:

AUD Australian Dollar
CAD Canadian Dollar
EUR Euro Dollar
GBP British Pound Sterling
HKD Hong Kong Dollar
JPY Japenese Yen
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND
Statement of Net Assets
December 31, 2006

--------------------------------------------------------------------------------

Assets:
   Capital stock receivable....................................... $         10
   Due from Advisor...............................................        5,561
                                                                   ------------
   Total assets...................................................        5,571
                                                                   ------------
Liabilities:
   Net unrealized depreciation on foreign currency contracts......        5,561
                                                                   ------------
   Total liabilities..............................................        5,561
                                                                   ------------
Net Assets........................................................ $         10
                                                                   ============
Composition of Net Assets:
   Capital shares................................................. $         10
   Net reimbursement from Advisor.................................        5,561
   Net unrealized depreciation on foreign currency contracts......       (5,561)
                                                                   ------------
Net Assets........................................................ $         10
                                                                   ============
Common Shares:
   Net asset value per share
     ($10/ 1 share of beneficial interest issued and outstanding). $      10.00
                                                                   ============
   Public offering price per share................................ $      10.00
                                                                   ============
Class A Shares authorized @$0.001 par value.......................  200,000,000
Institutional Shares authorized @$0.001 par value.................  200,000,000

See notes to financial statements.

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND
Statement of Operations
For the period December 29, 2006 through December 31, 2006

--------------------------------------------------------------------------------

REIMBURSEMENT FROM ADVISOR:
   Reimbursement for foreign currency losses...................................... $ 5,561
                                                                                   -------
NET REIMBURSEMENT FROM ADVISOR....................................................   5,561
                                                                                   -------
REALIZED AND UNREALIZED LOSS ON FOREIGN CURRENCY CONTRACTS:
   Net realized loss on foreign currency contracts................................      --
   Increase in unrealized appreciation/depreciation on Foreign currency contracts.  (5,561)
                                                                                   -------
   Net realized and unrealized loss on investments................................  (5,561)
                                                                                   -------
   Net decrease in net assets resulting from operations........................... $    --
                                                                                   =======

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                                For Period
                                                                                             December 29, 2006
                                                                                                  through
                                                                                             December 31, 2006
                                                                                             -----------------
OPERATIONS:
   Net reimbursement from Advisor...........................................................      $ 5,561
   Decrease in unrealized appreciation/depreciation on foreign currency contracts...........       (5,561)
                                                                                                  -------
       Net assets resulting from operations.................................................           --
                                                                                                  -------
CAPITAL STOCK TRANSACTIONS:
   Proceeds from capital stock sold: Class A Shares.........................................           --
                                     Institutional Shares...................................           10
                                                                                                  -------
   Net increase in net assets resulting from capital stock transactions.....................           10
                                                                                                  -------
       Increase in Net Assets...............................................................           10
NET ASSETS:
   Beginning of period......................................................................           --
                                                                                                  -------
   End of year..............................................................................           10
                                                                                                  -------
CHANGES IN CAPITAL STOCK OUTSTANDING:
   Shares sold: Class A Shares..............................................................           --
                 Institutional Shares.......................................................            1
                                                                                                  -------
       Net increase.........................................................................            1
   Shares outstanding, beginning of period..................................................           --
                                                                                                  -------
   Shares outstanding, end of year..........................................................            1
                                                                                                  =======

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

                     Net Asset    Net      Net Realized  Distributions Distributions             Investment        Net
                      Value,   Investment and Unrealized   from Net        from      Net Asset  Return based   Assets, End
                     Beginning   Income      Gain on      Investment      Capital    Value, End on Net Asset    of Period
                     of Period (Loss) (a)  Investments      Income         Gains     of Period   Value (b)   (000's omitted)
PER SHARE DATA:      --------- ---------- -------------- ------------- ------------- ---------- ------------ ---------------
Institutional Shares
For the Period
 December 29, 2006*
 through December
 31, 2006...........  $10.00      $--          $--            $--           $--        $10.00       N/A            $--

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total investment return calculated for a period of less than one year is not annualized. Total return includes the effect of reimbursement from Advisor (See
Note 3).

* Commencement of offering of shares.

                                                      Ratio to Average        Ratio to Average     Ratio to Average
                                                   Net Assets of Expenses, Net Assets of Expenses,  Net Assets of   Portfolio
                                                     Net of Waiver from     Prior of Waiver from    Net Investment  Turnover
                                                    The Bank of New York    The Bank of New York    Income (Loss)     Rate
PER SHARE DATA:                                    ----------------------- ----------------------- ---------------- ---------
Institutional Shares
For the Period December 29, 2006* through
 December 31, 2006................................           --                      --                   --           --

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

Notes to Financial Statements

1. Organization and Business

   BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The BNY Hamilton Global Real Estate Securities Fund (the "Fund") is one of the series of the Company. The Fund commenced operations on December 29, 2006 and has not had any operations to date other than the sale of 1 common share of beneficial interest for the amount of $10. The Fund offers two classes of shares: Class A and Institutional Shares.

   Class A Shares are sold with a front-end sales charge of up to 5.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. The Institutional Shares are sold with no front-end sales charge or contingent deferred sales charge.

2. Significant Accounting Policies

   The preparation of financial statements in conformity with U.S. generally accepted accounting principle requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration and Other Transactions with Affiliates

The investment advisor of the Fund is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $106 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $119 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Fund.

The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

The Advisor has appointed Urdang Securities Management, Inc. ("Urdang" or the "Sub-Advisor"), located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, as the Sub-Advisor for the Fund. Urdang, a wholly-owned subsidiary of The Bank of New York since February 2006, has advised institutional clients since 1987 and has assets under management in excess of $2.7 billion. Subject to the general oversight of the Advisor, Urdang provides a continuing investment program for the Fund and makes investment decisions on its behalf.

In return for the Advisor's services, the Fund pays the Advisor an annual fee of 0.85% of average daily net assets. The Advisor, not the Fund, pays Urdang a sub-advisory fee for its services rendered to the Fund.

The Bank of New York serves as the Funds' administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative

Notes to Financial Statements

functions to BISYS Fund Services, Ohio, Inc. under the terms of sub-administration agreement. The Administrator's fee is payable monthly at a rate of 0.10% on the Fund's average daily net assets.

In addition to acting as the Sub-Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian.

The Bank of New York provides cash management and related services to the Funds.

The Bank of New York agreed to assume/waive expenses for the Fund to the extent that the Fund's expense ratio exceed the percentage of average daily net assets as shown below:

                      Class A Shares Institutional Shares
                      -------------- --------------------
                          1.50%              1.25%

The Advisor may cease these voluntary waivers and/or expense reimbursements at any time and could be revoked at any time.

The Company has adopted a 12b-1 distribution plan with respect to the Class A Shares of the Fund. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25% of the annual average daily net assets of Class A Shares.

The Advisor has agreed to reimburse the Fund for the unrealized depreciation from foreign currency contracts held as of December 31, 2006 in the amount of $5,561.

4. Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

5. Information about Advisory and Sub-Advisory Agreements (Unaudited)

   The directors unanimously approved at a meeting held on November 15, 2006 the Investment Advisory Agreement between the Funds and the Adviser, and the Sub-advisory Agreement with Urdang Securities Management, Inc., an affiliate of The Bank of New York, in respect of BNY Hamilton Global Real Estate Securities Fund ("Portfolio") (collectively, "Agreements").

   In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser and the Sub-adviser, including expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors met with management of the Adviser and counsel independent of the Adviser in person on November 14 and 15.

   In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel at which no representatives of the Adviser were present, including sessions of the independent directors meeting separately. In their deliberations relating to approval of the Agreements in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

Notes to Financial Statements

    1. the nature, extent and quality of investment and administrative services expected to be rendered by the Adviser and Sub-adviser;

    2. payments expected to be received by the Adviser from all sources in respect of the Portfolio;

    3. the costs expected to be borne by, and expected profitability of, the Adviser and its affiliates in providing services to the Portfolio;

    4. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

    5. whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

    6. the Adviser's and Sub-adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser and Sub-adviser may benefit from soft dollar arrangements;

    7. other fall-out benefits which the Adviser, Sub-adviser and their affiliates are expected to receive from their relationships to the Portfolio;

    8. information about fees charged by the Adviser and Sub-adviser to other clients with similar investment objectives;

    9. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser and Sub-adviser; and

    10.the terms of the Agreements.

   The directors also considered the nature and quality of the services expected to be provided by the Adviser and the Sub-adviser based on their experience as directors and on the responses and materials provided by the Adviser and the Sub-adviser in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

   The directors determined that the overall arrangements between the Portfolio and the Adviser or Sub-adviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

    Nature, Extent and Quality of Services Provided by the Adviser and the
                                  Sub-adviser

   The directors noted that, under the Investment Advisory and Sub-advisory Agreements, the Adviser and Sub-adviser will manage the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also will provide the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

   The directors considered the scope and quality of services to be provided by the Adviser and Sub-adviser under the Investment Advisory and Sub-advisory Agreements. The directors noted that the scope of services provided to the Funds in general had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Funds' compliance programs, and that these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research

Notes to Financial Statements

capabilities of the Adviser and Sub-adviser and the other resources they will dedicate to performing services for the Portfolio. The directors also considered the scope and quality of services to be provided by the Sub-adviser under the Sub-advisory Agreement including their responsibility for compliance matters with respect to the Portfolio. The quality of other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also was considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Funds, including an examination conducted by the Securities and Exchange Commission in late 2005.

   The directors concluded that, overall, they were satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Investment Advisory and Sub-advisory Agreements.

Costs of Services Provided and Profitability to the Adviser

   The Adviser noted that the directors had received information about the Adviser's profitability with respect to the Funds at the directors' meeting in May 2006 and that its profitability with respect to the Portfolio was expected to be consistent with that data. The directors reviewed with management its assumptions and the methods of allocation used in preparing the data. The Adviser discussed the limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser, where each of the advisory products draws on, and benefits from, the research and other resources of the organization as a whole.

   The directors recognized that it is difficult to make comparisons of profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors focused on the expected profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not expected to be excessive. In reaching this view, the directors viewed favorably the reduction in administration fees for the non-money market funds to 0.125% on each fund's first $300 million of average daily net assets and 0.10% on each fund's average daily net assets in excess of $300 million as of July 1, 2004 and the further reduction to 0.10% of average daily net assets as of July 1, 2005. The directors noted that the 0.10% fee would apply to the Portfolio. The directors also noted information provided by the Adviser regarding certain anticipated increases in the cost of providing services to the Portfolio. The directors did not consider the separate profitability of the Sub-adviser because the fees paid to the Sub-adviser were negotiated by the Adviser and will be paid out of the advisory fee received by it.

Fall-Out Benefits

   The directors considered that the Adviser and Sub-adviser may benefit from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolio's purchases and sales of securities. The directors received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolio as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' custodian and provides cash management and fund accounting services to the Funds. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above.

Advisory Fee and Other Expenses

   The directors considered the advisory fee rate proposed to be paid by the Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Adviser and Sub-adviser charge other clients, including institutional clients, with investment objectives similar to those of the

Notes to Financial Statements

Portfolio. The directors noted that advisory fee to be charged to the Portfolio is equivalent to the median of those charged others. In the case of the Sub-adviser, the directors also considered the fees charged to others, including institutional accounts, and noted that the sub-advisory fee to be charged to the Portfolio is within the range of fees charged to their other clients. The directors were also mindful that, for the Portfolio, the Adviser had capped expenses and would not be receiving the full amount of its advisory fee. The Adviser reviewed with the directors the significant differences in the scope of services provided to institutional clients and to the Portfolio.

   The directors also considered the advisory fees and expected total expense ratio of the Portfolio in comparison to the fees and expenses of a subset of funds within the relevant Data Provider Category with a similar asset size (referred to herein as the Portfolio's peer group) as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable to the Portfolio.

Economies of Scale

   The directors recognized the beneficial effects of the July 1, 2004 and July 1, 2005 reductions in administration fees, which will be applied to the Portfolio.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
BNY Hamilton Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the BNY Hamilton Global Real Estate Securities Fund (the "Fund'), a series of BNY Hamilton Funds, Inc, including the schedule of investments, as of December 31, 2006, and the related statements of operations, changes in net assets, and the financial highlights for the period December 29, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BNY Hamilton Global Real Estate Securities Fund, as of December 31, 2006, the results of their operations, the changes in its net assets, and the financial highlights for the period December 29, 2006 to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 16, 2007

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 11(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Kim D. Kelly of the Board's audit committee qualifies as an audit committee financial expert ("ACFE"), as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

                                 2006: $264,000
                                 2005: $280,000

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item are as follows:

                                   2006: $0
                                   2005: $0

c). Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

                                 2006: $68,300
                                 2005: $50,000

d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

                                 2006: $38,000
                                 2005: $30,000

(e) Audit Committee Pre-Approval Policies and Procedures.

   (i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

   (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was not applicable.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the period from January 1, 2006 to December 31, 2006 were $0.

(h) The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of regulation S-X is compatible with maintaining Tait, Weller & Baker LLP's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: John R. Alchin, Edward
L. Gardner, Kim D. Kelly, Karen R. Osar, James E. Quinn and Joseph Mauriello.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

a) Based on their evaluation on February 26th, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY Hamilton Funds, Inc. ("Funds") believe that there were no significant deficiencies in the design or operation of the internal controls of the Funds or The Bank of New York ("BNY"), the investment adviser and administrator of the Funds, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as sub-administrator and distributor for the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Funds, or BNY or Bisys on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Funds have identified no material weaknesses in such internal controls on behalf of the Funds. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Funds who have a significant role in the Funds' internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of BNY or the officers of the Funds, including its President and Treasurer.

b) There were no significant changes in the Funds and BNY's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Funds' or BNY's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Funds or BNY during such period.

Item 12. Exhibits.

(a)(1) The Code of Ethics is attached as EX-99.CODE ETH.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as
Exhibit 99.CERT.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached as
Exhibit 99.906CERT.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY Hamilton Funds

By: /s/  Kevin J. Bannon
    ---------------------------------------------
Name: Kevin J. Bannon
Title: President and Principal Executive Officer

Date: February 26, 2007

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/  Kevin J. Bannon
    ---------------------------------------------
Name: Kevin J. Bannon
Title: President and Principal Executive Officer

Date: February 26, 2007

By: /s/  Guy Nordahl
    ---------------------------------------------
Name: Guy Nordahl
Title: Treasurer and Principal Financial Officer

Date: February 26, 2007